                            PANOLAM INDUSTRIES LTD.
                                CREDIT AGREEMENT

                         DATED AS OF FEBRUARY 18, 1999


          This CREDIT AGREEMENT (this "AGREEMENT") is dated as of February 18,
                                       ---------
1999, and entered into among PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), the other Loan Parties signatory hereto, the financial
      --------
institutions and other entities listed on the signature pages hereof as initial Lenders (the "INITIAL LENDERS"), CREDIT SUISSE FIRST BOSTON CANADA ("CSFBC"),
              ---------------                                        -----
for itself as an Initial Lender and as Administrative Agent, and ROYAL BANK OF CANADA, for itself as an Initial Lender and as Documentation Agent.

                                   RECITALS

          A. The Borrower has requested the Lenders to extend certain credit facilities to the Borrower of up to US$65,000,000 in the aggregate to provide funds (i) to refinance certain existing indebtedness of the Borrower, (ii) to pay fees and expenses in connection with the Transactions (this and the other capitalized terms used in the recitals without definition are defined in Section
1.01 hereof), (iii) for the Borrower's working capital requirements, (iv) for Permitted Acquisitions and (v) for other general corporate purposes of the Borrower and its Subsidiaries.

          B. The Borrower has requested, on the terms and conditions set forth herein, (a) that the Lenders make Revolving Loans to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the lesser of (1) the Borrowing Base Amount and (2) the aggregate Revolving Commitments of the Lenders (less the Letter of Credit Usage at such time and the Swing Line Loans outstanding at such time), (b) that the Term A Lenders make Term A Loans to the Borrower on the Closing Date in an aggregate principal amount not to exceed the aggregate Term A Commitments of the Term A Lenders, (c) that the Term B Lenders make Term B Loans to the Borrower on the Closing Date in an aggregate principal amount not to exceed the Term B Commitments of the Term B Lenders, (d) that the Swing Line Lender make Swing Line Loans to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the Swing Line Sublimit and (e) that the Letter of Credit Bank and the other Issuing Banks issue Letters of Credit for the account of the Borrower from time to time up to an aggregate Letter of Credit Usage not to exceed the Letter of Credit Sublimit.

          C. The Borrower desires to secure all of its obligations under the Loan Documents by granting to Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, a security interest in and Lien upon substantially all of its existing and after-acquired personal and real property.

          D. Each of the Borrower's Parents and their Subsidiaries (other than the Borrower) has agreed to guarantee all of the obligations of the Borrower to the Administrative Agent and the Lender Parties under the Loan Documents and to grant to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, a security interest in and Lien upon substantially all of their respective existing and after-acquired personal and real property to secure such guarantees, including without limitation, a first priority Lien on all of the Capital Stock of the Borrower.

          E.   Subject to the terms and conditions set forth in this Agreement,
(a) the Revolving Lenders have agreed severally to make such Revolving Loans to the Borrower, (b) the Term A Lenders have agreed severally to make such Term A Loans to the Borrower, (c) the Term B Lenders have agreed severally to make such Term B Loans to the Borrower, (d) the Swing Line Lender has agreed to make such Swing Line Loans to the Borrower and (e) the Letter of Credit Bank has agreed to issue such Letters of Credit for the account of the Borrower.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                  ARTICLE I.
                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the
                  ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ACCEPTANCE FEE" means a fee payable by the Borrower with respect to
             --------------
the acceptance of a Bankers' Acceptance under this Agreement, as set forth in
Section 2.07(c).

            "ACQUISITION" means the acquisition, in one transaction or a series
             -----------
of transactions, by Holdings or any of its Subsidiaries or the Excluded Acquisition Sub of all or substantially all the stock, partnership or other Equity Interests or assets of any other Person or all or substantially all of the assets of any division or business of any other Person.

            "ACQUISITION CONSIDERATION" means the purchase consideration for any
             -------------------------
Permitted Acquisition and all other payments made and liabilities incurred by Holdings or any of its Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or in Capital Stock or by exchange of assets or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments and liabilities representing the purchase price and any assumption of Debt, "earn-outs" and other Profit Payment Agreements, consulting agreements, services agreements and non-competition agreements and other liabilities of every type and description.

            "ADDITIONAL MORTGAGES" has the meaning specified in Section
             --------------------
6.01(n)(i).

            "ADMINISTRATIVE AGENT" means Credit Suisse First Boston Canada, as
             --------------------
administrative agent under this Agreement, and its successors and assigns in such capacity.

            "ADMINISTRATIVE AGENT'S ACCOUNT" means the US Dollar account of the
             ------------------------------
Administrative Agent maintained by the Administrative Agent with The Bank of New York at its office at 48 Wall Street, New York, New York 10286, SWIFT Address:
IRVTUS3N, ABA No.: 021 000 018, Account No. 890 0361 212, Reference: Panolam Industries Ltd., or the Canadian Dollar account of the Administrative Agent maintained by the Administrative Agent with Royal Bank of Canada at F-1 Client Service Centre, 180 Wellington Street West, 6th Floor, Toronto, Ontario, M5J 1J1, SWIFT Address: ROYCCAT 2, Transit No.: 07172, Account No. 000-106-5,
Reference: Panolam Industries Ltd., or such other account or accounts as may be specified by the Administrative Agent in a written notice to the Borrower and the Lenders from time to time.

            "AFFECTED LENDER" has the meaning specified in Section 2.08(c)
             ---------------

            "AFFILIATE" means, as to any Person, any other Person that, directly
             ---------
or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power either (a) to vote 5% or more (or, in the case of limited partners or members of Genstar Capital, 25% or more) of the Voting Equity Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Equity Interests, by contract or otherwise. Notwithstanding the foregoing, no Lender Party or any Affiliate thereof shall be deemed an "AFFILIATE" of any Loan Party for any reason.

            "AGENTS" means the Syndication Agent, the Administrative Agent and
             ------
the Documentation Agent.

            "APPLICABLE BA ACCEPTANCE RATE" means, as of any date of
             -----------------------------
determination, with respect to Revolving Loans, (A) from the Closing Date through and including the six month anniversary of the Closing Date, a rate per annum equal to 2.75%, and (B) thereafter, a rate per annum equal to the percentage set forth in the table below opposite the Applicable Leverage Ratio in effect as of such date, any change in the Applicable BA Acceptance Rate to be effective on the date of any corresponding change in the Applicable Leverage Ratio.

                                                               APPLICABLE BA ACCEPTANCE RATE WITH
                      APPLICABLE LEVERAGE RATIO                    RESPECT TO REVOLVING LOANS
             -------------------------------------------       ----------------------------------
             4.0: 1.0 or greater                                             2.75%
             3.5: 1.0 or greater, but less than 4.0: 1.0                     2.50%
             3.0: 1.0 or greater, but less than 3.5: 1.0                     2.25%
             2.5: 1.0 or greater, but less than 3.0: 1.0                     2.00%
             less than 2.5: 1.0                                              1.75%


               "APPLICABLE BASE RATE MARGIN" means, as of any date of
                ---------------------------
determination, (i) with respect to Revolving Loans, Swing Line Loans and Term A Loans, (A) from the Closing Date through and including the six-month anniversary of the Closing Date, a rate per annum equal to 1.75%, and (B) thereafter, with respect to each such Type of Loan, a rate per annum equal to the percentage set forth in the table below opposite the Applicable Leverage Ratio in effect as of such date, any change in the Applicable Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio; and (ii) with respect to Term B Loans, a rate per annum equal to 2.50%.

                                                                                   APPLICABLE BASE RATE MARGIN
                                                                                     WITH RESPECT TO REVOLVING
                                                                                      LOANS, SWING LINE LOANS
                          APPLICABLE LEVERAGE RATIO                                       AND TERM A LOANS
               --------------------------------------------------           -----------------------------------------
               4.0 : 1.0 or greater                                                          1.75%
               3.5 : 1.0 or greater, but less than 4.0 : 1.0                                 1.50%
               3.0 : 1.0 or greater, but less than 3.5 : 1.0                                 1.25%
               2.5 : 1.0 or greater, but less than 3.0 : 1.0                                 1.00%
               less than 2.5 : 1.0                                                           0.75%

               "APPLICABLE CANADIAN FACILITY PERCENTAGE" means, as of any date
                ---------------------------------------
of determination, the quotient (expressed as a percentage) obtained by dividing
                                                                       --------
(a) the sum of (i) the aggregate principal amount of Loans and Letter of Credit Obligations outstanding at such time, plus (ii) the aggregate Unused Revolving
                                      ----
Commitments in effect at such time, by (b) the sum of (i) the amount determined
                                    --
according to the foregoing clause (a), plus (ii) the aggregate principal amount
                                       ----
of loans and letter of credit obligations outstanding under the US Credit Agreement at such time, plus (iii) the aggregate unused revolving commitments in
                        ----
effect under the US Credit Agreement at such time.

               "APPLICABLE EURODOLLAR RATE MARGIN" means, as of any date of
                ---------------------------------
determination, (i) with respect to Revolving Loans and Term A Loans, (A) from the Closing Date through and including the six-month anniversary of the Closing Date, a rate per annum equal to 2.75%, and (B) thereafter, with respect to each such Type of Loan, a rate per annum equal to the percentage set forth in the table below opposite the Applicable Leverage Ratio in effect as of such date, any change in the Applicable Eurodollar Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio; and (ii) with respect to Term B Loans, a rate per annum equal to 3.50%.

                                                                        APPLICABLE EURODOLLAR RATE MARGIN WITH
                                                                              RESPECT TO REVOLVING LOANS
                      APPLICABLE LEVERAGE RATIO                                    AND TERM A LOANS
          ------------------------------------------------              --------------------------------------
                  4.0 : 1.0 or greater                                                   2.75%
                  3.5 : 1.0 or greater, but less than 4.0 : 1.0                          2.50%
                  3.0 : 1.0 or greater, but less than 3.5 : 1.0                          2.25%
                  2.5 : 1.0 or greater, but less than 3.0 : 1.0                          2.00%
                  less than 2.5 : 1.0                                                    1.75%


               "APPLICABLE LEVERAGE RATIO" means, with respect to any date of
                -------------------------
determination, the Consolidated Leverage Ratio for Panolam International and its Subsidiaries set forth in the Effective Quarterly Compliance Certificate (as defined below) in respect of the Pricing Period (as defined below) in which such date of determination occurs. For purposes of this definition, (i) "PRICING
                                                                     -------
PERIOD" means each period commencing on the third Business Day after the
------
delivery (or deemed delivery as provided below) to the Administrative Agent of a Quarterly Compliance Certificate (the "EFFECTIVE QUARTERLY COMPLIANCE
                                       ------------------------------
CERTIFICATE" in respect of such Pricing Period) and ending on the second
-----------
Business Day after the next Quarterly Compliance Certificate is delivered (or deemed to be delivered as provided below) to the Administrative Agent; provided
                                                                       --------
that, in the event the Borrower fails to deliver to the Administrative Agent a
----
Quarterly Compliance Certificate on or before the 45th day after the end of any of the first three fiscal quarters of any Fiscal Year or the 90th day after the end of the fourth fiscal quarter of any Fiscal Year (the "CUTOFF DATE" with
                                                          -----------
respect to any such fiscal quarter), the Borrower shall be deemed, for the purpose of this definition, to have delivered to the Administrative Agent, on the Cutoff Date, a Quarterly Compliance Certificate which establishes that the Consolidated Leverage Ratio for Panolam International and its Subsidiaries as of the last day of such fiscal quarter was 4.0:1.0; and, provided further, that if
                                                      -------- -------
the Borrower delivers to the Administrative Agent a Quarterly Compliance Certificate after the Cutoff Date, then commencing with the third Business Day after the date of such delivery the Applicable Leverage Ratio shall be the Consolidated Leverage Ratio set forth in such Quarterly Compliance Certificate.

               "APPLICABLE PRIME RATE MARGIN" means, as of any date of
                ----------------------------
determination, with respect to Revolving Loans and Swing Line Loans, (A) from the Closing Date through and including the six month anniversary of the Closing Date, a rate per annum equal to 1.75%, and (B) thereafter, a rate per annum equal to the percentage set forth in the table below opposite the Applicable Leverage Ratio in effect as of such date, any change in the Applicable Prime Rate Margin to be effective on the day of any corresponding change in the Applicable Leverage Ratio.

                                                                       APPLICABLE PRIME RATE MARGIN
                                                                   WITH RESPECT TO REVOLVING LOANS AND
                         APPLICABLE LEVERAGE RATIO                          SWING LINE LOANS
               -----------------------------------------------     -----------------------------------
               4.0 : 1.0 or greater                                                1.75%
               3.5 : 1.0 or greater, but less than 4.0 : 1.0                       1.50%
               3.0 : 1.0 or greater, but less than 3.5 : 1.0                       1.25%
               2.5 : 1.0 or greater, but less than 3.0 : 1.0                       1.00%
               less than 2.5 : 1.0                                                 0.75%

               "APPROPRIATE LENDER" means, at any time, (a) with respect to
                -------------------
either of the Term Facilities, a Lender that has a Term Loan outstanding under such Term Facility at such time, (b) with respect to the Revolving Facility, a Revolving Lender, (c) with respect to the Letter of Credit Subfacility, (i) any Issuing Bank and (ii) any other Revolving Lender that has paid on any Letter of Credit Drawings pursuant to Section 3.01 which are outstanding at such time, and
(d) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) any other Revolving Lender that has funded its participation in any Swing Line Loans pursuant to Section 2.02(f) which are outstanding at such time.

               "APPROVED COST ADJUSTMENTS" means, for any period, charges
                -------------------------
against the income of any business or Person acquired in a Permitted Acquisition for the portion of such period prior to the consummation of such Permitted Acquisition, but only if and to the extent such charges would be adjusted pursuant to Article 11 of Regulation S-X of the US Securities and Exchange Commission subject to agreed upon procedures to be performed by Panolam International's independent accountants, if prior to the consummation of such Permitted Acquisition Panolam International delivers to the Administrative Agent and the Lenders a certificate signed by the Chief Financial Officer describing such adjustments in reasonable detail and stating that such procedures have been performed by such officer and that such adjustments are permitted under Article 11 of Regulation S-X.

               "APPROVED FUND" means, with respect to any Lender that is a fund
                -------------
that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance
                -------------------------
entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and substantially in the form of Exhibit I hereto.
        ---------

               "BA EQUIVALENT LOAN" means a loan made by a Non BA Lender
                ------------------
evidenced by a Discount Note.

               "BA LOAN" means a Revolving Loan made by a Revolving Lender by
                -------
way of the acceptance and purchase by that Lender of a Bankers' Acceptance drawn by the Borrower.

               "BA REFERENCE LENDER" means CSFBC.
                -------------------

               "BANK HEDGE AGREEMENT" means an Interest Rate Contract or
                --------------------
Currency Hedging Agreement entered into between the Borrower and a Lender.

               "BANKERS' ACCEPTANCE" and "BA" each means a bill of exchange
                -------------------       --
denominated in Canadian Dollars substantially in the form of Exhibit VIII-A,
                                                             --------------
drawn by the Borrower and accepted by a Lender and includes a Discount Note and a depository bill issued in accordance with the Depository Bills and Notes Act (Canada).

               "BASE AMOUNT" has the meaning specified in Section 6.04(d).
                -----------

               "BASE RATE" means a fluctuating interest rate per annum in effect
                ---------
from time to time, which rate per annum shall at all times be equal to the higher of: (a) the rate of interest announced publicly by the Administrative Agent from time to time as the Administrative Agent's reference rate in effect for determining rates on US Dollar denominated commercial loans made by it in Canada; and (b) 1/2 of one percent per annum above the Federal Funds Rate. Any change in the Base Rate due to a change in the Administrative Agent's reference rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Administrative Agent's reference rate or the Federal Funds Rate, as the case may be.

               "BASE RATE LOAN" means a Loan that bears interest as provided in
                --------------
Section 2.05(a).

               "BORROWER" has the meaning set forth in the introduction to this
                --------
Agreement.

               "BORROWER'S ACCOUNT" means the US Dollar account (number 8631611)
                ------------------
the Borrower or the Canadian Dollar account (number 178012) of the Borrower, as applicable, maintained by the Borrower with The Bank of Nova Scotia at its branch at 1002 Sherbrooke Street West, Montreal, Quebec, or such other account or accounts as may be specified from time to time by the Administrative Agent and the Borrower in a written notice to the Lenders.

               "BORROWING" means a Term Borrowing, a Revolving Borrowing or a
                ---------
Swing Line Borrowing.

               "BORROWING BASE AMOUNT" means, as at any date of determination,
                ---------------------
(i) the sum of 60% of Eligible Inventory plus 85% of Eligible Receivables less
(ii) any Reserves. For the purpose of valuing Eligible Inventory and Eligible Accounts denominated in Canadian Dollars, the amounts thereof shall be converted into the Equivalent Amounts thereof in US Dollars on the date of each Borrowing Base Certificate.

               "BORROWING BASE CERTIFICATE" means a certificate of the Borrower
                --------------------------
in the form attached hereto as Exhibit VI.
                               ----------

               "BUSINESS DAY" means a day of the year on which banks are not
                ------------
required or authorized by law to close in Toronto, Ontario and, if the applicable Business Day relates to any (1) Eurodollar Rate Loans, a day of the year on which dealings in US Dollars are carried on in the London interbank market; (2) payment by or to any Lender Party under this Agreement in US Dollars, a day of the year on which banks are not required or authorized by law to close in New York, New York; or (3) any Borrowing, conversion or continuation of any Loan or Issuance of any Letter of Credit, a day of the year on which banks are not required or authorized by law to close in Montreal, Quebec.

               "CANADIAN BENEFIT PLANS" means all material employee benefit
                ----------------------
plans of any nature or kind whatsoever that are not Canadian Pension Plans and which are maintained or contributed to by any Loan Party for its employees or former employees in Canada.

               "CANADIAN DOLLARS" and "CDN$" each means lawful currency of
                ----------------       ----
Canada.

               "CANADIAN PENSION PLAN" means each plan which is considered to be
                ---------------------
a pension plan for the purposes of any applicable pension benefits standards statute and/or regulation in Canada established, maintained or contributed to by any Loan Party for its employees or former employees .

               "CANADIAN SUBSIDIARY" means a Subsidiary of the Borrower all the
                -------------------
shares of which are owned directly or indirectly by the Borrower (recognizing that, in order to better perfect the Administrative Agent's security therein, those shares may be registered in the Administrative Agent's or its nominee's name) that is (i) a corporation incorporated under the laws of Canada (but not the Province of Quebec) and (ii) a Loan Party.

               "CAPITAL EXPENDITURES" means, for any period, the sum of all
                --------------------
expenditures during such period by Panolam International and its Subsidiaries for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year and that are required to be capitalized under generally accepted accounting principles. For purposes of calculating Capital Expenditures for any period that includes periods prior to the Closing Date, Capital Expenditures of Pioneer for such periods shall be included as if Pioneer was a Subsidiary of Panolam International during such periods.

               "CAPITAL LEASE" means, with respect to any Person, any lease of
                --------------
any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

               "CAPITAL LEASE OBLIGATION" means, with respect to any Capital
                ------------------------
Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

               "CAPITAL STOCK" means, with respect to any corporation, any and
                -------------
all shares, interests, rights to purchase (other than convertible or exchangeable Debt that is not itself otherwise Capital Stock), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

               "CASH COLLATERAL ACCOUNT" has the meaning specified in a Security
                -----------------------
Agreement executed by the Borrower and delivered to the Administrative Agent.

               "CASH EQUIVALENTS" means any of the following, to the extent
                ----------------
owned by a Loan Party free and clear of all Liens: (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America, Canada, any province thereof or any agency of any of the foregoing maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than nine months from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.; and (iii) certificates of deposit or time deposits, maturing no more than one year from the date of creation thereof, issued by (A) commercial banks incorporated under the laws of the United States of America or chartered banks incorporated under the laws of Canada, each having combined capital, surplus and undivided profits of not less than US$300,000,000 or the Equivalent Amount thereof and having a senior unsecured rating of "A" or better by a nationally recognized rating agency, (B) the Administrative Agent or (C) any Lender.

               "CDOR RATE" means, on any day, the annual rate of interest which
                ---------
is the arithmetic average of the "BA/month" rates applicable to Canadian Dollar bankers' acceptances identified as such on the Reuters Screen CDOR Page at approximately 10:00 a.m. (Toronto time) on such day (as adjusted by the Administrative Agent after 10:00 a.m. (Toronto time) to reflect any error in any posted rate or in the posted average rate).

               "CERCLA" means the US Comprehensive Environmental Response,
                ------
Compensation and Liability Act of 1980, as amended or supplemented from time to time, and the regulations promulgated pursuant thereto.

               "CHANGE OF CONTROL" means:
                -----------------

               (a) prior to consummation of an Initial Public Equity Offering, Genstar Capital shall cease beneficially to own, directly or indirectly, at least 60% of the voting power of the Voting Equity Interests of Holdings; or

               (b) following the consummation of an Initial Public Equity
     Offering:

                   (i) Genstar Capital shall cease beneficially to own at least
               40% of the voting power of the Voting Equity Interests of Holdings;

                    (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than Genstar Capital) is or becomes the "beneficial owner", directly or indirectly, of more than 35% of the total voting power in the aggregate of all classes of Capital Stock of the Borrower then outstanding normally entitled to vote in elections of directors; or

                    (iii) during any period of 12 consecutive months after the Closing Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or

          (c) a "CHANGE OF CONTROL" occurs under and as defined in the Subordinated Note Indenture; or

          (d) Holdings shall cease to own, directly or indirectly, 100% of the Capital Stock of Panolam International or of any Parent; or

          (e) Panolam International shall cease to own 100% of the Capital Stock of the Borrower, Panolam US or Pioneer.

          "CHATTEL PAPER" means any "chattel paper", as such term is defined in
           -------------
the PPSA, now owned or hereafter acquired by any Loan Party, wherever located.

          "CHIEF FINANCIAL OFFICER" means the Chief Financial Officer of Panolam
           -----------------------
International or the Borrower, or at any time that there is no chief financial officer, the director of finance or the treasurer of Panolam International or the Borrower.

          "CLOSING DATE" means the date on or before February 26, 1999, on which
           ------------
each of the conditions in Section 4.01 is satisfied or waived and the initial Borrowings are made.

          "COLLATERAL" means all "COLLATERAL" referred to in the Collateral
           ----------             ----------
Documents and all other property that is subject to any Lien in favor of the Administrative Agent, the Lenders or any Issuing Bank.

          "COLLATERAL DOCUMENTS" means the Security Agreements, the Mortgages
           --------------------
and any other instrument or agreement purporting to create a Lien to secure the Obligations under the Loan Documents.

          "COLLATERAL REPORTS" means the Borrower's reports required as set
           ------------------
forth in Schedule II.

          "COMMITMENT" means a Term A Commitment, a Term B Commitment, a
           ----------
Revolving Commitment, a Swing Line Commitment or a Letter of Credit Commitment.

          "COMPANY" means Holdings together with its direct and indirect
           -------
Subsidiaries, including, but not limited to, the Borrower, Panolam International and Pioneer.

          "COMPLIANCE CERTIFICATE" means a certificate of the Chief Financial
           ----------------------
Officer, substantially in the form attached as Exhibit IX hereto, certifying (i)
                                               ----------
the truth, accuracy and completeness in all material respects of all financial information provided therewith pursuant to Section 6.03(b), or or in connection with a Permitted Acquisition, (ii) that all financial information provided therewith has been prepared in accordance with generally accepted accounting principles and that such information presents fairly in accordance with generally accepted accounting principles (subject to normal year-end adjustments) the financial position and results of operations of Panolam International and its Subsidiaries, on a Consolidated and consolidating basis, in each case as at the end of the relevant period and for the period then ended,
(iii) that no Default or Event of Default has occurred and is continuing at such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and (iv) when required, setting forth the computations used by the Borrower in determining compliance with the covenants contained in Section 6.04.

          "CONFIDENTIAL INFORMATION" means information that a Loan Party
           ------------------------
furnishes to the Administrative Agent or any Lender in a writing designated as confidential, but does not include any such information (i) that is or becomes generally available to the public through no action or inaction by the Administrative Agent or any Lender in violation of Section 9.11 or (ii) that is or becomes available to the Administrative Agent or such Lender from a source other than a Loan Party, which source, to the knowledge of the recipient, is not bound by and in breach of an obligation of confidentiality to such Loan Party or any of its Affiliates.

          "CONSOLIDATED" refers to the consolidation of accounts in accordance
           ------------
with GAAP.

          "CONSOLIDATED EBITDA" means, for any period, the EBITDA for Panolam
           -------------------
International and its Subsidiaries, or, for the purpose of Section 6.04(e)(ii), the EBITDA for the Borrower and its Subsidiaries, determined, in each case, on a Consolidated basis in conformity with GAAP for such period. For purposes of calculating Consolidated EBITDA for Panolam International and its Subsidiaries for any period that includes periods prior to the Closing Date, the EBITDA of Pioneer for such prior periods shall be included as if Pioneer was a Subsidiary of Panolam International during such periods. For purposes of calculating Consolidated EBITDA for Panolam International and its Subsidiaries or for the Borrower and its Subsidiaries, as applicable, for any period prior to the end of the fourth full fiscal quarter of Panolam International or the Borrower, as applicable, ending after the consummation of any Permitted Acquisition, the pro forma EBITDA (reflecting only such adjustments to actual EBITDA as would constitute Approved Cost Adjustments) of or attributable to the Person or assets acquired in such Permitted Acquisition for periods prior to the date of the consummation of such Permitted Acquisition shall be included as if such Person was or such assets were held by a Subsidiary of Panolam International or the Borrower, as applicable, during such periods.

          "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of
           --------------------------
Consolidated Interest Expense, Capital Expenditures (excluding any portion thereof constituting Debt), cash tax expense, principal payments due in respect of Funded Debt in the period of four consecutive fiscal quarters following the end of such period, amounts paid or accrued pursuant to any earn-out or similar provisions in connection with any Acquisition (including without limitation, pursuant to Section 2(e)(v) of the Pioneer Acquisition Agreement), amounts paid for any share repurchases by any Loan Party and cash dividends paid, in each case determined for such period for Panolam International and its Subsidiaries on a Consolidated basis in conformity with GAAP. Consolidated Fixed Charges for periods prior to the completion of four full fiscal quarters following the Closing Date, shall be determined on a pro forma basis by annualizing the cash tax expense of Panolam International and its Subsidiaries for the period following the Closing Date. Consolidated Fixed Charges shall be adjusted with respect to any Person or assets acquired in a Permitted Acquisition for the period prior to the completion of four fiscal quarters following the consummation of such Permitted Acquisition by including in the calculation thereof cash tax expense of such Person or assets determined by annualizing such cash tax expense for the period following the consummation of such Permitted Acquisition.

          "CONSOLIDATED INTEREST EXPENSE" means, for any period, total cash
           -----------------------------
Interest Expense (including the interest component of Capital Leases) of Panolam International and its Subsidiaries, or for the purpose of Section 6.04(e)(ii), of the Borrower and its Subsidiaries, in each case, on a Consolidated basis for such period in conformity with GAAP, including (without duplication) in respect of Panolam International and its Subsidiaries, interest accrued and/or paid with respect to the Subordinated Notes. Consolidated Interest Expense for periods prior to the completion of four full fiscal quarters following the Closing Date, shall be determined on a pro forma basis by annualizing the actual Consolidated
                         --- -----
Interest Expense of Panolam International and its Subsidiaries (including Pioneer) or the Borrower and its Subsidiaries, as applicable, for the period from the Closing Date through the end of the most recent fiscal quarter. Consolidated Interest Expense shall be adjusted with respect to any Person or assets acquired in a Permitted Acquisition for the period prior to the completion of four fiscal quarters following the consummation of such Permitted Acquisition by adding to the actual Consolidated Interest Expense of Panolam International and its Subsidiaries or the Borrower and its Subsidiaries (other than, in each case, the newly-acquired Person or assets), as applicable, for such period the annualized amount of Interest Expense on Debt assumed or otherwise incurred in connection with such Permitted Acquisition with interest calculated at the average weighted interest rate on the Debt incurred and assumed (including Borrowings hereunder and borrowings under the US Credit Agreement) for such Permitted Acquisition on the closing date thereof.

          "CONSOLIDATED LEVERAGE RATIO" means, as of any date of determination,
           ---------------------------
the ratio of (i) Consolidated Total Debt as of the last day of the most recently completed fiscal quarter in respect of which the Borrower has delivered (or is then required to have (but has not yet) delivered) to Administrative Agent the financial statements required to be delivered pursuant to Section 6.03(c) or (in the case of the last fiscal quarter of any Fiscal Year) Section 6.03(d), to (ii) Consolidated EBITDA for the four fiscal quarter period ending on the last day of the applicable fiscal quarter specified under clause (i) above.

          "CONSOLIDATED NET INCOME" means, for any period, the net earnings (or
           -----------------------
loss) after taxes of Panolam International and its Subsidiaries, or, for the purpose of Section 6.04(e)(ii), of the Borrower and its Subsidiaries, in each case, on a Consolidated basis determined for such period in conformity with GAAP.

          "CONSOLIDATED TOTAL DEBT" means, as of any date of determination, the
           -----------------------
aggregate stated balance sheet amount of all Debt (excluding the items described in clauses (b)(ii) and (b)(iii) of the definition of "DEBT" and excluding any
                                                      ----
Permitted Seller Financing) of Panolam International and its Subsidiaries, as determined on a Consolidated basis in conformity with GAAP.

          "CONTRACT PERIOD" means a period selected by the Borrower consisting
           ---------------
of approximately 30, 60, 90 or, subject to the Administrative Agent consenting thereto, acting reasonably, 180 days, and commencing and expiring on a Business Day; provided that no Contract Period shall extend beyond the Revolving
     -------- ----
Commitment Termination Date.

          "CONVERSION", "CONVERT" and "CONVERTED" each refer to a conversion of
           ----------    -------       ---------
Loans of one Interest Type into Loans of another Interest Type pursuant to
Section 2.05 or Section 2.06.

          "CURRENCY HEDGING AGREEMENTS" means currency swap agreements, currency
           ---------------------------
future or option contracts and other similar agreements.

          "CURRENT ASSETS" means, with respect to any Person, all current assets
           --------------
of such Person as of any date of determination calculated in accordance with GAAP, but excluding cash, Cash Equivalents and debts due from Affiliates.

          "CURRENT LIABILITIES" means, with respect to any Person, all
           -------------------
liabilities which should, in accordance with GAAP, be classified as current liabilities, and in any event shall include all Debt payable on demand or within one year from any date of determination without any option on the part of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income or capital and payable within such year, but excluding the current portion of long-term debt required to be paid within one year and, in the case of the Borrower and Panolam International, the aggregate outstanding principal balances of the Revolving Loans, Swing Line Loans and Letters of Credit advanced or Issued under this Agreement, and the aggregate outstanding principal balances of the revolving loans, swing line loans and letters of credit advanced or issued under the US Credit Agreement.

          "DEBT" of any Person means, without duplication, (a) all indebtedness
           ----
of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business, (ii) amounts owing under the Genstar Agreements, and (iii) any earn-outs or similar obligations pursuant to the Pioneer Acquisition Agreement or arising in connection with any Permitted Acquisition (including, without limitation, pursuant to any Profit Payment Agreements) but in each case only for so long as payment thereof is contingent, (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capital Leases,
(f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such Capital Stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all net obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
(iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "DEFAULT" means any Event of Default or any event that would
           -------
constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "DEFAULTING LENDER" means a Lender that has a Revolving Commitment and
           -----------------
fails to make all the Revolving Loans required pursuant to Section 2.01(c), or fails to fully fund the purchase of its participation obligations pursuant to
Section 2.02 or 3.03.

          "DISCOUNT NOTE" means a non-interest bearing promissory note
           -------------
denominated in Canadian Dollars, substantially in the form of Exhibit VIII-B,
                                                              --------------
issued by the Borrower to a Non BA Lender to evidence a BA Equivalent Loan.

          "DISCOUNT PROCEEDS" means, for any Bankers' Acceptance issued
           -----------------
hereunder, an amount calculated on the applicable date of Borrowing by dividing:

          (a) the face amount of the Bankers' Acceptance by

          (b) the sum of one plus the product of:

              (i)   the Discount Rate applicable to the Bankers' Acceptance and

              (ii) a fraction, the numerator of which is the applicable Contract Period and the denominator of which is 365 with the product being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "DISCOUNT RATE" means, with respect to an issue of a Bankers'
           -------------
Acceptance, the arithmetic average (rounded upward to the nearest multiple of 0.01% at or about 10:00 a.m. (Toronto time) on the date of issue) of the discount rates, expressed as a rate per annum and calculated on the basis of a year of 365 days, applicable to Bankers' Acceptances with the same maturity date accepted by the BA Reference Lender.

          "DISQUALIFIED CAPITAL STOCK" means (a) except as set forth in (b)
           --------------------------
below, with respect to any Person, any Equity Interest of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event (other than customary change of control provisions) or the passage of time or both would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, other than solely for Qualified Capital Stock of Panolam International, on or prior to 91 days following the stated maturity of the Subordinated Notes and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of Panolam International), any Equity Interests other than any common equity with no preference, privileges or redemption or repayment provisions.

          "DOCUMENTATION AGENT" means Royal Bank of Canada, as documentation
           -------------------
agent under this Agreement, and its successors and assigns in such capacity.

          "DOCUMENTS OF TITLE" means any "documents of title", as such term is
           ------------------
defined in the PPSA, now owned or hereafter acquired by any Loan Party, wherever located.

          "DOMESTIC SUBSIDIARY" means, with reference to Panolam International,
           -------------------
any direct or indirect Subsidiary of Panolam International that is not a Foreign Subsidiary.

          "DOMTAR" means Domtar Inc.
           ------

          "DOMTAR LITIGATION" means the lawsuit commenced by the Borrower
           -----------------
against Domtar in the Ontario Court (General Division) in respect of a claim for breach of warranty pursuant to the Asset Purchase Agreement dated February 15, 1996 between the Borrower and Domtar, as amended.

          "DOMTAR NOTE" means the US$8,000,000 Promissory Note due December 10,
           -----------
2001, executed by Holdings in favor of Domtar Industries Inc. on June 12, 1996.

          "EBITDA" means, with respect to any Person for any fiscal period, an
           ------
amount equal to (a) Consolidated Net Income of such Person for such period,

minus (b) the sum, without duplication, and to the extent otherwise included in
-----
determining Consolidated Net Income in accordance with GAAP for such period, of
(i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (v) any other non-cash gains which have been added in determining Consolidated Net Income, minus (c)
                                                                    -----
without duplication, and to the extent not otherwise deducted from Consolidated Net Income in accordance with GAAP for such period, fees paid under any Genstar Agreement, plus (d) the sum, without duplication, and to the extent deducted in
           ----
determining Consolidated Net Income in accordance with GAAP for such period, of
(i) any provision for income taxes for such period, (ii) Consolidated Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period, (vi) any aggregate net loss during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, all inventory sold in conjunction with the disposition of fixed assets and all securities), (vii) for the periods indicated on Schedule 1.01(a) hereto, the amounts indicated on such Schedule 1.01(a) relating to historical restructuring charges and (viii) any applicable Restructuring Costs, plus (e) without duplication, and to the extent not
                     ----
otherwise included in determining Consolidated Net Income in accordance with GAAP for such period, the amount of business interruption insurance proceeds actually received by such Person during such period.

          "ELIGIBLE ASSIGNEE" means (a) any Lender and any Affiliate or Approved
           -----------------
Fund of any Lender, and the investment advisor of any Approved Fund, or (b) any commercial or chartered bank, savings and loan association, savings bank, finance company, insurance company, mutual fund or other financial institution, fund or investor which has been approved in writing (or, in the case of the Borrower, deemed approved as provided below) by the Borrower and the Administrative Agent as an Eligible Assignee for purposes of this Agreement, provided in each such case that (x) such approval shall not be unreasonably withheld and shall be deemed not to be unreasonably withheld if the proposed assignment or participation would result in any material additional cost being incurred by the Borrower, including but not limited to any gross-up for withholding tax under Section 2.10(a), (y) if the Borrower is requested in writing at any time to approve any Person as an Eligible Assignee hereunder and the Administrative Agent has not received written notice from the Borrower, within three Business Days of such request to the Borrower, that the Borrower does not approve such Person as an Eligible Assignee, the Borrower shall be deemed to have approved such Person as an Eligible Assignee, and (z) such approval of the Borrower shall not be required if an Event of Default has occurred and is continuing. Neither the Borrower nor any Affiliate of the Borrower shall qualify as an Eligible Assignee under clause
(a) or (b) of this definition.

          "ELIGIBLE INVENTORY" means only such Inventory of the Borrower and its
           ------------------
Canadian Subsidiaries as the Administrative Agent, in its reasonable credit judgment and in good faith, shall from time to time elect to consider Eligible Inventory for purposes of this Agreement. The value of such Inventory shall be determined by the Administrative Agent in its reasonable credit judgment and in good faith taking into consideration, among other factors, the lowest of its cost, its book value determined in accordance with GAAP and its liquidation value. The Administrative Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria or to impose and modify Reserves against the Borrowing Base Amount, in its reasonable credit judgment and in good faith, based on changes in the saleability of or access to Inventory or in Prior Claims and, otherwise, in accordance with this Agreement, subject to the approval of Supermajority Lenders in the case of adjustments or new criteria which have the effect of making more credit available (except in the case of any modification of Reserves referred to in clause (a) of the definition of "RESERVES" in which case no such approval
                                    --------
shall be required). By way of example only, and without limiting the discretion of the Administrative Agent to consider any Inventory not to be Eligible Inventory, Eligible Inventory shall not include Inventory:

          (a) that is not owned by the Borrower (or a Canadian Subsidiary) free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure the Borrower's (or the applicable Canadian Subsidiary's) performance with respect to that Inventory), except (i) the Liens in favor of the Administrative Agent, on behalf of itself and the Lender Parties and (ii) Prior Claims that are unregistered;

          (b) that is (i) not located on premises owned, leased or operated by the Borrower or a Canadian Subsidiary or (ii) stored with a bailee, warehouseman or similar Person, unless the Administrative Agent has given its prior written consent thereto and unless (x) a satisfactory bailee letter or landlord waiver has been delivered to the

     Administrative Agent, or (y) Reserves satisfactory to the Administrative Agent have been established with respect thereto;

          (c) that is placed on consignment or is in transit unless it meets the criteria for not being ineligible under (d) below;

          (d) that is covered by a negotiable document of title, unless such document has been delivered to the Administrative Agent with all necessary endorsements, free and clear of all Liens except Permitted Liens;

          (e) that consists of display items or packing or shipping materials, manufacturing supplies, work-in-process Inventory or replacement parts (other than 65% of the value of belts and plates used in the finishing process less the disposal costs thereof);

          (f)  that consists of goods which have been returned by the buyer;

          (g) that is not of a type held for sale in the ordinary course of the Borrower's or a Canadian Subsidiary's business;

          (h) as to which the Administrative Agent's Lien, on behalf of itself and the Lender Parties, therein is not a first priority perfected Lien, subject only to Prior Claims that are unregistered;

          (i) as to which any of the representations or warranties pertaining to Inventory set forth in this Agreement or the Security Agreement is untrue;

          (j)  that consists of any costs associated with "freight-in" charges;

          (k) that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available; or

          (l)  that is not covered by casualty insurance that complies with
     Section 6.01(d).

          "ELIGIBLE RECEIVABLES" means only such Receivables of the Borrower and
           --------------------
its Canadian Subsidiaries as the Administrative Agent, in its reasonable credit judgment and in good faith, shall from time to time elect to consider Eligible Receivables for purposes of this Agreement. The value of such Receivables shall be determined by the Administrative Agent in its reasonable credit judgment and in good faith taking into consideration, among other factors, their book value determined in accordance with GAAP. The Administrative Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any such criteria, to establish new criteria or to impose and modify Reserves against the Borrowing Base Amount, in its reasonable credit judgment and in good faith, based on changes following the Closing Date in the collectability by the Administrative Agent of such Receivables or in Prior Claims and, otherwise, in accordance with this Agreement, subject to the approval of Supermajority Lenders in the case of adjustments or new criteria that have the effect of making more credit available (except in the case of any modification of Reserves referred to in clause (a)(ii) of the definition of "RESERVES" in which case no such approval shall be required). By way of example
 --------
only, and without limiting the discretion of the Administrative Agent to consider any Receivables not to be Eligible Receivables, Eligible Receivables shall not include any Receivable:

          (a) that does not arise from the sale of goods or the performance of services by the Borrower or any of its Canadian Subsidiaries in the ordinary course of its business;

          (b) (i) upon which the Borrower's or the applicable Canadian Subsidiary's right to receive payment is not absolute or is contingent upon the fulfilment of any condition whatsoever or (ii) upon which the Borrower or the applicable Canadian Subsidiary is not able to bring suit or otherwise enforce its remedies against the Receivables Debtor through judicial process or binding arbitration, or (iii) if the Receivable represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Receivables Debtor's obligation to pay that invoice is subject to the Borrower's or the applicable Canadian Subsidiary's completion of further performance under such contract other than usual ordinary course warranties or as may be covered by Reserves;

          (c) to the extent any defence, counterclaim, setoff or dispute is asserted as to such Receivable;

          (d) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Receivable for merchandise sold and shipped, or services rendered, to the applicable Receivables Debtor;

          (e) with respect to which an invoice, acceptable to the Administrative Agent in form and substance, has not been sent to the applicable Receivables Debtor;

          (f) that (i) is not owned by the Borrower or any of its Canadian Subsidiaries or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than (A) Liens in favor of the Administrative Agent, on behalf of itself and the Lender Parties and (B) Prior Claims that are unregistered;

          (g) that arises from a sale to any director, officer, other employee or Affiliate of any Loan Party;

          (h) that is the obligation of a Receivables Debtor that is the Canadian government (Her Majesty the Queen in Right of Canada) or a provincial or territorial government or a political subdivision of any thereof, or any department, agency or instrumentality of any thereof or that is the US government or a state government or political subdivision of any thereof, or any department, agency or instrumentality of any thereof unless the Administrative Agent, in its sole discretion, has agreed to the contrary in writing, the Receivable is assignable by way of security and the Borrower or the applicable Canadian Subsidiary, if necessary or desirable, has complied with the Financial Administration Act (Canada) and any amendments thereto or the US Federal Assignment of Claims Act of 1940, and any amendments thereto, as applicable, or any applicable provincial or state statute or municipal ordinance or any other analogous law of similar purpose and effect with respect to such obligation;

          (i) that is the obligation of a Receivables Debtor located in the Province of Newfoundland or in the Northwest Territories (unless a perfected first priority Lien in favor of the Administrative Agent is obtained therein under the laws of such jurisdiction) or in a foreign country other than the United States of America unless payment thereof is assured by a letter of credit assigned and delivered to the Administrative Agent, satisfactory to the Administrative Agent as to form, amount and issuer;

          (j) to the extent a Loan Party or any holding company or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Receivables Debtor to such Loan Party or holding company or Subsidiary thereof, but only to the extent of the potential offset;

          (k) that arises with respect to goods which are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Receivables Debtor is or may be conditional;

          (l)  that is in default; provided that, without limiting the
                                   -------- ----
     generality of the foregoing, a Receivable shall be deemed in default upon the occurrence of any of the following:

               (i) that is not paid within the earlier of 60 days following its due date or 90 days following its original invoice date;

               (ii) if any Receivables Debtor obligated upon such Receivable suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

               (iii) if any assignment or petition is filed by or against any Receivables Debtor obligated upon such Receivable under any Insolvency Law;

          (m) that is the obligation of a Receivables Debtor if 50% or more of the dollar amount of all Receivables owing by that Receivables Debtor are ineligible under the criteria set forth in clause (1) above;

          (n) as to which the Administrative Agent's Lien thereon, on behalf of itself and the Lender Parties, is not a first priority perfected Lien subject only to Prior Claims that are unregistered;

          (o) as to which any of the representations or warranties pertaining to Receivables set forth in this Agreement or in any of the Loan Documents is untrue;

          (p) to the extent such Receivable is evidenced by a judgment, instrument or chattel paper;

          (q) of any Receivables Debtor if, when aggregated with all other Receivables of such Receivables Debtor owed to the Borrower or any of its Canadian Subsidiaries, the Receivable exceeds 10% in face value of all Receivables of the Borrower and its Canadian Subsidiaries then outstanding, to the extent of such excess; or

          (r) that is payable in any currency other than Canadian Dollars or US Dollars.

          "ELKHART PROPERTY" has the meaning set forth in Section 6.01(q)(i).
           ----------------

          "ENVIRONMENTAL ACTION" means any administrative, regulatory or
           --------------------
judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "ENVIRONMENTAL LAW" means any domestic or foreign, federal,
           -----------------
provincial, state or local law, rule, regulation, order or judgment relating to the environment, occupational health and safety or Hazardous Materials.

          "ENVIRONMENTAL PERMIT" means any permit, approval, identification
           --------------------
number, license or other authorization required under any Environmental Law.

          "EQUITY INTERESTS" means, with respect to any Person, any Capital
           ----------------
Stock of such Person or membership interests, partnership interests (whether general or limited), participations or other equity interests (however designated) in such Person, regardless of type, class, preference or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto, in each case whether outstanding on the date of this Agreement or issued or granted at any time thereafter.

          "EQUIVALENT AMOUNT" means, on any date of determination, with respect
           -----------------
to obligations or valuations denominated in one currency (the "FIRST CURRENCY"), the amount of another currency (the "SECOND CURRENCY") which would result from the conversion of the relevant amount of the first currency into the second currency at the 12:00 noon rate quoted on the Reuters Monitor Screen Page BOFC (or such other Page as may replace such Page for the purpose of displaying such exchange rates) on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination, or at such other rate as may have been agreed in writing between the Borrower and the Administrative Agent.

          "ERISA" means the US Employee Retirement Income Security Act of 1974,
           -----
as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA AFFILIATE" of any Person means any other Person that for
           ---------------
purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414(b),
(c), (m) or (o) of the US Internal Revenue Code.

          "ERISA EVENT" with respect to any Person means (a) the occurrence of a
           -----------
reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;
(e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, other than subsection
(a)(4) thereof, that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D
           ------------------------
of the Board of Governors of the US Federal Reserve System, as in effect from time to time.

          "EURODOLLAR RATE" means for any Eurodollar Rate Loan for any Interest
           ---------------
Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two

Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing or Notice of Conversion/Continuation) by reference to the British Bankers' Association Interest Settlement Rates for deposits in US Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period; provided that, to the extent tha t an interest rate is not
                 -------- ----
ascertainable pursuant to the foregoing provisions of this definition, the "EURODOLLAR RATE" shall be an interest rate per annum (rounded upwards, if
 ---------------
necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (a) the interest rate per annum determined by the Administrative Agent
--------
to be the rate per annum at which deposits in US Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Eurodollar Reference Lender at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate
                     --
Reserve Percentage for such Interest Period.

          "EURODOLLAR RATE LOAN" has the meaning specified in Section 2.05(b).
           --------------------

          "EURODOLLAR RATE RESERVE PERCENTAGE" means, for any Interest Period
           ----------------------------------
for any Eurodollar Rate Loan, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the US Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

          "EURODOLLAR REFERENCE LENDER" means CSFBC.
           ---------------------------

          "EVENTS OF DEFAULT" has the meaning specified in Section 7.01.
           -----------------

          "EXCESS CASH FLOW" means, without duplication, with respect to any
           ----------------
Fiscal Year of the Borrower, (a) Consolidated Net Income, plus (b) to the extent
                                                          ----
deducted from or not otherwise included in Consolidated Net Income in accordance with GAAP for such period (i) depreciation, amortization and Consolidated Interest Expense, (ii) the amount of any insurance proceeds received during such Fiscal Year and not applied (or committed to be applied) to restore or replace property (but only to the extent not otherwise required to be applied to prepayments hereunder), (iii) taxes deducted in determining Consolidated Net Income to the extent not paid for in cash, (iv) settlement amounts received from Domtar in connection with the final settlement of the Domtar Litigation to the extent not used to offset or reduce the Domtar Note, and (v) restructuring reserves minus (c) to the extent not deducted in determining
         -----

Consolidated Net Income in accordance with GAAP for such period (i) Capital Expenditures during such Fiscal Year (excluding the portion thereof financed by third party credit sources and excluding any Capital Expenditures in such Fiscal Year to the extent in excess of the amount permitted to be made in such Fiscal Year pursuant to Section 6.04(d) (unless financed with the proceeds of casualty insurance)), (ii) Consolidated Interest Expense paid or accrued (excluding any original issue discount, interest paid in kind or amortized debt discount, to the extent included in determining Interest Expense) and scheduled principal payments paid or payable in respect of Funded Debt, (iii) voluntary prepayments paid pursuant to Section 2.04(a) or Section 2.04(b), (iv) earn-out payments made to Rugby U.S.A., Inc. pursuant to the Pioneer Acquisition Agreement, (v) the cash portion of restructuring costs incurred and (vi) that portion of the fees paid under the Genstar Agreements but not deducted in the calculation of Consolidated Net Income, plus or minus (as the case may be) (d) to the extent
                         ----    -----
otherwise included be), in determining Consolidated Net Income in accordance with GAAP for such period (i) decreases or increases (as the case may be) in Working Capital, (ii) extraordinary gains or losses which are cash items, and
(iii) foreign currency unrealized gains or losses. For purposes of this definition, "WORKING CAPITAL" means Current Assets less Current Liabilities.
             ---------------                       ----

          "EXCHANGE ACT" means the US Securities Exchange Act of 1934, as
           ------------
amended.

          "EXCLUDED ACQUISITION" means the Acquisition by the Excluded
           --------------------
Acquisition Sub of a Person disclosed to the Lenders prior to the date hereof on substantially the terms disclosed to the Lenders prior to the date hereof.

          "EXCLUDED ACQUISITION SUB" means a wholly owned Domestic Subsidiary of
           ------------------------
Panolam International that (a) has no Debt other than Non-Recourse Debt, (b) is not party to any agreement, contract, arrangement or understanding with any Loan Party unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to such Loan Party than those that might be obtained at the time from Persons who are not Affiliates of Panolam International, (c) is a Person with respect to which no Loan Party has any direct or indirect obligation (i) to subscribe for additional Equity Interests, or (ii) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results, (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Debt of a Loan Party, and (e) constitutes an "Unrestricted Subsidiary" as defined in the Subordinated Note Indenture.

          "EXCLUDED FOREIGN SUBSIDIARY" means a Foreign Subsidiary other than
           ---------------------------
the Borrower and its Subsidiaries.

          "EXCLUDED MELAMINE SUBS" means The Melamine Group, Inc., Melamine
           ----------------------
Decorative Laminate, Inc. and any successor to either of them, provided that,
                                                               -------- ----
any such Person shall cease to be one of the "EXCLUDED MELAMINE SUBS" if and to the extent that the Loan Parties and such Person have complied with all applicable provisions of Section 6.01(n) as if such Person were a newly acquired Domestic Subsidiary of Panolam International.

          "EXEMPTED AFFILIATE TRANSACTION" means (a) customary employee
           ------------------------------
compensation arrangements approved by a majority of independent (as to such transactions) members of the Board of Directors of Panolam International, (b) dividends permitted by Section 6.02(g) and payable, in form and amount, on a pro rata basis to all holders of common stock of Panolam International, (c) transactions solely between Panolam International and any of its Subsidiaries or solely among Subsidiaries of Panolam International, (d) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by a majority of members of the Board of Directors of Panolam International and, if any, a majority of the independent members of such Board consistent with industry practice, (e) the grant of stock options or similar rights to employees and directors of Panolam International and its Subsidiaries pursuant to plans approved by a majority of members of the Board of Directors of Panolam International and, if any, a majority of the independent members of such Board, (f) loans or advances to employees in the ordinary course of business in accordance with applicable law and the past practices of Panolam International or its Subsidiaries, but in any event not to exceed US$1,500,000 or the Equivalent Amount thereof in the aggregate outstanding at any one time,
(g) the payment of reasonable fees and indemnities to directors of Panolam International and its Subsidiaries who are not employees of Panolam International or its Subsidiaries and (h) transactions (including, subject to Section 6.02(r), the payment of fees) pursuant to the Genstar Agreements. For the avoidance of doubt, no transaction with the Excluded Acquisition Sub shall constitute an Exempted Affiliate Transaction.

          "EXISTING CREDIT AGREEMENT" means the Credit Agreement dated as of
           -------------------------
November 19, 1997, by and among Panolam Industries Ltd., as Borrower, the other credit parties signatory thereto, General Electric Capital Canada Inc., as a lender and as agent for the lenders thereunder, and the other entities signatory thereto as lenders, as the same may have been amended or otherwise modified to date.

          "EXISTING CREDIT DOCUMENTATION" means, collectively, the Existing
           -----------------------------
Credit Agreement, the Existing US Credit Agreement and all ancillary documents.

          "EXISTING DEBT" means all preexisting Debt of Holdings and its
           -------------
Subsidiaries set forth on Schedule 5.01(q)(i).

          "EXISTING LENDERS" means, collectively, the agent and lenders under
           ----------------
the Existing Credit Agreement and the agent and lenders under the Existing US Credit Agreement.

          "EXISTING US CREDIT AGREEMENT" means the Credit Agreement dated as of
           ----------------------------
November 19, 1997, by and among Panolam Industries, Inc., as Borrower, Holdings, the other credit parties signatory thereto, General Electric Capital Corporation, as a lender and as agent for the lenders thereunder, and the other financial institutions and entities signatory thereto as lenders, as the same may have been amended or otherwise modified to date.

          "FACILITY" means either of the Term Facilities, the Revolving
           --------
Facility, the Swing Line Facility or the Letter of Credit Subfacility, and "FACILITIES" means all of them collectively.
-----------

          "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the US Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "FEE AGREEMENT" means the agreement dated January 4, 1999 among the
           -------------
Lead Arranger, the Syndication Agent, Credit Suisse First Boston, the US Borrower and the Borrower under which the US Borrower and the Borrower agreed to pay certain fees in connection with the Facilities and the credit facilities provided under the US Credit Agreement, as amended, restated, supplemented and otherwise modified from time to time.

          "FISCAL MONTH" shall mean any calendar month.
           ------------

          "FISCAL YEAR" means a fiscal year of Panolam International and its
           -----------
Subsidiaries, which currently ends on December 31 of each calendar year.

          "FOREIGN ACQUISITION" means any Acquisition of a Person not organized
           -------------------
under the laws of the United States of America, Canada or any state or province of either of them, as applicable.

          "FOREIGN SUBSIDIARY" means (i) the Borrower and its Subsidiaries and
           ------------------
(ii) any "controlled foreign corporation" within the meaning of Section 957(a) of the Internal Revenue Code as to which Holdings or any of its Subsidiaries is a "United States shareholder" as defined in Section 951(b) of the US Internal Revenue Code.

          "FUNDED DEBT" means, with respect to any Person, all Debt for borrowed
           -----------
money evidenced by notes, bonds, debentures, or similar evidences of Debt and which by its terms matures more than one year from the date of determination, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of determination, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Panolam International or any of its Subsidiaries, all

Debt for borrowed money which is part of the Obligations under the Loan Documents or the US Loan Documents.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "GENSTAR AGREEMENTS" means the Transaction Fee Agreement and the
           ------------------
Management Services Agreement.

          "GENSTAR CAPITAL" means Genstar Capital Partners II, L.P. and any
           ---------------
Person who controls, is controlled by or is under common control with Genstar Capital Partners II, L.P.; provided that for purposes of this definition,
                           -------- ----
"control" means the beneficial ownership of more than 50% of the total voting power of a Person normally entitled to vote in the election of directors, managers or trustees, as applicable, of a Person.

          "GRANTING LENDER" has the meaning specified in Section 9.07(h).
           ---------------

          "GROUP" means Panolam Group, Inc., a Delaware corporation.
           -----

          "GUARANTORS" means Holdings, Group, PII Second, Panolam International,
           ----------
Panolam US, Pioneer and each other Person, if any, that executes or otherwise becomes a party to a Guaranty or other similar agreement in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, or in favor of the Administrative Agent and the Lender Parties, as appropriate, in connection with the transactions contemplated by this Agreement and the other Loan Documents.

          "GUARANTY" has the meaning specified in Section 4.01(k)(xvi).
           --------

          "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products,
           -------------------
natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "dangerous goods", "contaminants" or "pollutants", or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

          "HEDGE AGREEMENTS" means Interest Rate Contracts and Currency Hedging
           ----------------
Agreements.

          "HOLDINGS" means Panolam Industries Holdings, Inc., a Delaware
           --------
corporation.

          "INDEMNIFIED PARTY" has the meaning specified in Section 9.04(b).
           -----------------

          "INFORMATION MEMORANDUM" means the information memorandum dated
           ----------------------
January 1999 used by the Syndication Agent and the Administrative Agent in connection with the syndication of the Commitments.

          "INITIAL LENDERS" has the meaning specified in the recital of parties
           ---------------
to this Agreement.

          "INITIAL PUBLIC EQUITY OFFERING" means an initial Public Equity
           ------------------------------
Offering following which the common stock of Panolam International or any of Panolam International's Parents, as the case may be, is listed on a national securities exchange or quoted on the national market system of the Nasdaq stock market. For purposes of this definition, (i) a "PUBLIC EQUITY OFFERING" means
                                                 ----------------------
an underwritten public offering pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, of (a) Qualified Capital Stock of Panolam International or (b) Qualified Capital Stock of any of Panolam International's Parents, to the extent that the cash proceeds therefrom are used as a Capital Contribution to Panolam International; (ii) "QUALIFIED CAPITAL STOCK" means any Capital Stock of Panolam
                     -----------------------
International that is not Disqualified Capital Stock; and (iii) "CAPITAL
                                                                 -------
CONTRIBUTION" means any contribution to the equity of Panolam International from
------------
any of its Parents for which no consideration other than the issuance of Qualified Capital Stock is given.

          "INSOLVENCY LAW" means any of the Bankruptcy and Insolvency Act
           --------------
(Canada), the Companies' Creditors Arrangement Act (Canada) and Titles 7 and 11 of the United States Code entitled "BANKRUPTCY", each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction.

          "INSTRUMENTS" means any "INSTRUMENTS", as such term is defined in the
           -----------
PPSA, now owned or hereafter acquired by any Loan Party, wherever located, and, in any event, including, without limitation, all certificated securities, all certificates of deposit, and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "INSUFFICIENCY" means, with respect to any Plan, the amount, if any,
           -------------
of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "INSURANCE/CONDEMNATION PROCEEDS" means any cash payments or proceeds
           -------------------------------
received by Holdings or its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Holdings or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs (including commissions and reasonable legal counsel fees) incurred by Holdings or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Holdings or such Subsidiary in respect thereof. Cash payments or proceeds payable in respect of any loss incurred by the Borrower or any of its Subsidiaries or any taking of assets of the Borrower or any of its Subsidiaries of the nature described above shall be deemed to be received by the Borrower or its applicable Subsidiary for the purposes of this Agreement notwithstanding that such cash payments or proceeds may actually be paid to Holdings or another Subsidiary of Holdings.

          "INTERCOMPANY NOTE" means a promissory note in the applicable form of
           -----------------
Exhibit XVII evidencing intercompany Debt and pledged to the Administrative
------------
Agent and (except where the intercompany Debt evidenced thereby is owing to a Foreign Subsidiary) the US Administrative Agent pursuant to the Security Agreements and subject to the Intercreditor Agreement.

          "INTERCREDITOR AGREEMENT" has the meaning specified in Section
           -----------------------
4.01(k)(xxx).

          "INTEREST EXPENSE" means, with respect to any Person for any fiscal
           ----------------
period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person and interest expense for the relevant period that has been capitalized on the balance sheet of such Person.

          "INTEREST PERIOD" has the meaning specified in Section 2.05(b).
           ---------------

          "INTEREST RATE CONTRACTS" means interest rate swap, cap or collar
           -----------------------
agreements, interest rate future or option contracts and other similar agreements.

          "INTEREST TYPE" refers to the distinction among Loans bearing interest
           -------------
based on the Prime Rate, Loans bearing interest based on the Base Rate, Loans bearing interest based on the Eurodollar Rate and Loans discounted by the Discount Rate and subject to an Acceptance Fee.

          "INTERNAL REVENUE CODE" means the US Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "INVENTORY" means any "inventory", as such term is defined in the
           ---------
PPSA, now or hereafter owned or acquired by any Loan Party, wherever located, and in any event including inventory, merchandise, goods and other personal property which are held by or on behalf of any Loan Party for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Loan Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

          "INVESTMENT" in any Person means any loan or advance to such Person,
           ----------
any purchase or other acquisition of any Capital Stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs

Debt of the types referred to in clauses (i) and (j) of the definition of "DEBT" in respect of such Person.

          "ISSUE" means, with respect to any Letter of Credit, issue such Letter
           -----
of Credit, extend the expiration of such Letter of Credit (other than any such extension occurring pursuant to the terms of such Letter of Credit), renew such Letter of Credit (other than any such renewal occurring pursuant to the terms of such Letter of Credit), or increase the amount of such Letter of Credit, and the terms "ISSUED", "ISSUING" and "ISSUANCE" shall have corresponding meanings.

          "ISSUING BANK" means the Letter of Credit Bank and any other Revolving
           ------------
Lender that is a chartered bank, as issuer of a Letter of Credit.

          "ITA" means the Income Tax Act (Canada), as amended, and any successor
           ---
thereto.

          "LEAD ARRANGER" means Donaldson, Lufkin & Jenrette Securities
           -------------
Corporation, as lead arranger under this Agreement.

          "LENDER PARTY" means any Lender or any Issuing Bank.
           ------------

          "LENDERS" means the Initial Lenders, the Swing Line Lender and each
           -------
Eligible Assignee that shall become a party hereto pursuant to Section 9.07.

          "LETTER OF CREDIT" means any letter of credit denominated in US
           ----------------
Dollars or Canadian Dollars and issued hereunder.

          "LETTER OF CREDIT AGREEMENT" has the meaning specified in Section
           --------------------------
3.02(a).

          "LETTER OF CREDIT BANK" means Royal Bank of Canada, in its capacity as
           ---------------------
an Issuing Bank.

          "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" has the meaning specified
           ----------------------------------------
in a Security Agreement executed by the Borrower and delivered to the Administrative Agent.

          "LETTER OF CREDIT COMMITMENT" means, with respect to any Issuing Bank
           ---------------------------
at any time, the amount set forth opposite such Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Issuing Bank has entered into one or more Assignments and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced from time to time pursuant to Section 2.04.

          "LETTER OF CREDIT DOCUMENTS" has the meaning specified in Section
           --------------------------
3.04(a).

          "LETTER OF CREDIT DRAWING" means a payment made by an Issuing Bank
           ------------------------
against a drawing under a Letter of Credit.

          "LETTER OF CREDIT OBLIGATIONS" means, as of any date of determination
           ----------------------------
with respect to any Letter of Credit, the sum of (a) the then outstanding amount of such Letter of Credit available for drawing plus (b) the aggregate amount of the Unreimbursed Letter of Credit Liability thereunder.

          "LETTER OF CREDIT SUBFACILITY" has the meaning specified in Section
           ----------------------------
3.01.

          "LETTER OF CREDIT SUBLIMIT" has the meaning specified in Section 3.01.
           -------------------------

          "LETTER OF CREDIT USAGE" means, as at any date of determination, the
           ----------------------
sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus
                                                                          ----
(ii) the aggregate amount of all Letter of Credit Drawings not theretofore reimbursed by the Borrower.

          "LIEN" means any lien, mortgage, pledge, security interest, charge,
           ----
assignment, hypothecation or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any other agreement intended to create any of the foregoing.

          "LOAN" means a Term Loan, a Revolving Loan, a Swing Line Loan or the
           ----
Issuance of a Letter of Credit.

          "LOAN DOCUMENTS" means this Agreement, the Notes (if any), the
           --------------
Bankers' Acceptances, the Discount Notes, each Guaranty, the Collateral Documents, each Letter of Credit Agreement, the Agreement Respecting Intellectual Property, the Acknowledgement Respecting Sales Agreements, each Bank Hedge Agreement, the Intercreditor Agreement, the Fee Agreement and the share transfer powers in respect of Capital Stock of the Loan Parties that is required to be pledged to the Administrative Agent pursuant to this Agreement or any Collateral Document.

          "LOAN PARTIES" means the Borrower, each of the Guarantors and each of
           ------------
their respective present and future Subsidiaries.

          "MANAGEMENT SERVICES AGREEMENT" means the Amended and Restated
           -----------------------------
Management Advisory and Consulting Agreement dated as of January 24, 1999, between Panolam US, the Borrower and Genstar Capital, as in effect on the date hereof and as thereafter amended to the extent permitted by Section 6.02(n).

          "MARGIN STOCK" has the meaning specified in Regulation T or
           ------------
Regulation U, as applicable.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on or change
           -----------------------
in (a) the business, condition (financial or otherwise), operations, assets, liabilities, performance, properties or prospects of Holdings and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under any Loan Document or Related Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document or Related Document to which it is or is to be a party.

          "MATERIAL CONTRACT" means, with respect to any Person, each contract
           -----------------
to which such Person is a party involving aggregate consideration payable to or by such Person of US$1,000,000, or the Equivalent Amount thereof, or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person and which is not cancellable without penalty (or with a penalty of US$50,000 or less or the Equivalent Amount thereof) on three months or less notice.

          "MATERIAL LEASES" means, as of any date of determination, all leases
           ---------------
of real property that are subject to any Mortgage or Additional Mortgage.

          "MORTGAGE POLICIES" has the meaning specified in Section
           -----------------
4.01(k)(xv)(B).

          "MORTGAGES" has the meaning specified in Section 4.01(k)(xv) and shall
           ---------
also include any Additional Mortgages.

          "MULTIEMPLOYER PLAN" of any Person means a multiemployer plan, as
           ------------------
defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "MULTIPLE EMPLOYER PLAN" of any Person means a single employer plan,
           ----------------------
as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "NET BORROWING AVAILABILITY" shall mean, as of any date of
           --------------------------
determination (a) the lesser of the amount of the Revolving Facility and the amount of the Borrowing Base Amount, less (b) the Total Utilization of Revolving
                                     ----
Commitments.

          "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer
           -----------------
or other disposition of any asset or the sale or issuance of any Debt or Capital Stock, any securities convertible into or exchangeable for Capital Stock or any warrants, rights or options to acquire Capital Stock by any Person, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a direct result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case with respect to the foregoing clauses (a) and (c) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of Holdings (unless such payments are permitted hereunder) and are properly attributable to such transaction or to the asset that is the subject thereof.

          "NON BA LENDER" means a Lender that cannot or does not as a matter of
           -------------
policy issue bankers' acceptances.

          "NON-RECOURSE DEBT" means Debt which satisfies each of the following
           -----------------
requirements: (a) no Loan Party (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt),
(ii) is directly or indirectly liable as a guarantor or otherwise, or (iii) constitutes the lender; (b) no default with respect to such Debt (including any rights that the holders thereof may have to take enforcement action against the Excluded Acquisition Sub) would permit upon notice, lapse of time or both any holder of any other Debt (other than the Obligations under this Agreement and the US Credit Agreement) of any Loan Party to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity; (c) the lenders with respect to such Debt have been notified, and have acknowledged in writing or pursuant to the terms of the instruments and agreements governing such Debt, in each case prior to the incurrence of such Debt that they will not have any recourse to the stock or assets of any Loan Party; (d) the Administrative Agent and the Lenders have received notice of the amount and principal terms of such Debt prior to its incurrence; and (e) such Debt is otherwise on terms and conditions reasonably satisfactory to the Syndication Agent and the Administrative Agent.

          "NOTE" means a Term A Note, a Term B Note, a Revolving Note or a Swing
           ----
Line Note.

          "NOTICE OF BORROWING" means a notice in substantially the form of
           -------------------
Exhibit II hereto.
----------

          "NOTICE OF CONVERSION/CONTINUATION" means a notice in substantially
           ---------------------------------
the form of Exhibit III hereto.
            -----------

          "NOTICE OF ISSUANCE" means a notice in substantially the form of
           ------------------
Exhibit IV hereto.
----------

          "NOTICE OF SWING LINE BORROWING" means either (i) a notice
           ------------------------------
substantially in the form of Exhibit V hereto, or (ii) notice by
                             ---------
teletransmission or telephonic notice of the information required by Exhibit V.
                                                                     ---------

          "OBCA" means the Business Corporations Act (Ontario).
           ----

          "OBLIGATION" means, with respect to any Person, any obligation of such
           ----------
Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 7.01(g). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, legal fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OFFICERS' CERTIFICATE" means, as applied to any corporation, a
           ---------------------
certificate executed on behalf of such corporation by its Chairman of the Board (if an officer), its President, one of its Vice Presidents, the Chief Financial Officer, its Director of Finance, its Treasurer, any of its Assistant Treasurers, its Controller or any of its Assistant Controllers; provided that,
                                                                -------- ----
every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (a) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (b) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (c) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "OPEN YEAR" has the meaning specified in Section 5.01(m)(ii).
           ---------

          "OTHER TAXES" has the meaning specified in Section 2.10(b).
           -----------

          "PANOLAM INTERNATIONAL" means Panolam Industries International, Inc.,
           ---------------------
a Delaware corporation.

          "PANOLAM US" means Panolam Industries, Inc., a Delaware corporation.
           ----------

          "PARENT" means each of Holdings, Group, PII Second and any other
           ------
direct or indirect parent company of Panolam International now or hereafter existing and, when used with reference to the Borrower, means Panolam International and any other direct or indirect parent company of the Borrower now or hereafter existing.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "PERMITTED ACQUISITION" means any non-hostile Acquisition made after
           ---------------------
the date hereof by Panolam International or any of its Subsidiaries if all of the following conditions are met:

          (a) before and immediately after giving effect thereto, (i) no Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Acquisition, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a date other than the date of such Acquisition, in which case such representations and warranties shall be true and correct as of such other date;

          (b) such Acquisition has not been preceded by an unsolicited tender offer or take-over bid for such Person by Panolam International or any of its Affiliates;

          (c) all transactions related thereto shall be consummated in accordance with applicable laws;

          (d) in the case of any Acquisition of shares or other Equity Interests in any Person, such Acquisition is an Acquisition of 100% of the Equity Interests (less directors qualifying and similar shares) in such Person and, if Panolam International or any of its Subsidiaries is making such Acquisition, after giving effect to such Acquisition, such Person becomes a wholly-owned direct or indirect Subsidiary of Panolam International;

          (e) all actions required to be taken, if any, with respect to any acquired or newly formed Subsidiary under Section 6.01(n) shall have been taken;

          (f) such assets are used for, or such Person is engaged in, a line of business permitted under Section 6.02(h);

          (g) at least (i) 30 days prior to entering into such Acquisition, or any agreement therefor, the Borrower delivers notice thereof to the Administrative Agent and (ii) 15 days prior to the consummation of such Acquisition, the Borrower delivers to the Administrative Agent and the Lenders a Compliance Certificate containing the computations used to determine compliance with the covenants in Section 6.04 on a pro forma basis so as to give effect to such Acquisition (including any deferred Acquisition consideration therefor) and all Debt assumed or incurred by any Loan Party in connection therewith, and attaching the Borrower's then-current good faith and reasonable financial projections for the first fiscal quarter ending after the consummation of such Acquisition and the succeeding three fiscal quarters, demonstrating (to the reasonable satisfaction of the Administrative Agent) that, after giving effect to such Acquisition, (A) Panolam International and its Subsidiaries and the Borrower and its Subsidiaries would have been in compliance with the covenants set forth in Section 6.04 as of the last day of the fiscal quarter most recently ended prior to the consummation of such Acquisition and there would have been no increase in the Consolidated Leverage Ratio, or if there is an increase, not above 3.0:1 and (B) Panolam International and the Borrower can reasonably be expected to remain in compliance with such covenants, with no increase in the

     Consolidated Leverage Ratio, or if there is an increase, not above 3.0:1, for the 12-month period following the consummation of such Acquisition, and to have sufficient cash liquidity to conduct its business, to support working capital requirements and to make required income tax distributions and pay its debts and other liabilities as they become due;

          (h) no Loan Party shall incur, assume or otherwise become liable for or subject to (i) any Debt in connection with such Acquisition (except for Debt permitted by Section 6.02(b)), or (ii) any material contingent liabilities, except for those constituting Debt permitted by Section 6.02(b);

          (i) the aggregate Acquisition Consideration payable by the Loan Parties in connection with all such Acquisitions does not exceed US$25,000,000 or the Equivalent Amount thereof in the aggregate plus up to
                                                                     ----
     an additional US$5,000,000, or the Equivalent Amount thereof, in the aggregate, of Permitted Seller Financing and Holdings common stock (valued, prior to an Initial Public Equity Offering, at fair market value as determined in good faith by the Board of Directors of Holdings);

          (j) the Net Borrowing Availability after giving effect to the Acquisition shall be at least US$3,000,000;

          (k) except for Acquisitions consummated when the Applicable Leverage Ratio is 3.0:1 or less, such business or Person being acquired shall have had a positive pro forma operating cash flow (reflecting only such adjustments to actual operating cash flow as would constitute Approved Cost Adjustments) for the 12-month period prior to the proposed Acquisition;

          (l) the aggregate Acquisition Consideration payable by the Loan Parties in connection with all Foreign Acquisitions does not exceed US$5,000,000 or the Equivalent Amount thereof in the aggregate; and

          (m) in the case of an Acquisition of an entity organized under the laws of Canada or any political subdivision thereof, the acquiror shall be the Borrower or any of its Subsidiaries.

          "PERMITTED LIENS" means such of the following as to which no
           ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 6.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar possessory Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days except to the extent contested in good faith and properly reserved against; (c) Liens in favor of depository banks arising in the ordinary course of business in connection with the maintenance and administration of depository and disbursement accounts; (d) pledges or deposits to secure obligations under workers' compensation, unemployment insurance, social security or public liability laws or similar legislation; (e) zoning restrictions, easements, rights of way and other minor irregularities in title to real property (including encroachments and leasehold title) that do not render title to the property encumbered thereby unmarketable or materially impair the use, value, or marketability of such property or that would adversely affect the Administrative Agent's and the Lenders' abilities to exercise their rights and remedies under the Loan Documents; (f) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Loan Party is a party as lessee made in the ordinary course of business; (g) deposits of money securing statutory obligations of any Loan Party for workers compensation, unemployment compensation and similar costs (excluding Liens under ERISA); (h) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Loan Party is a party; (i) any attachment or judgment lien not constituting an Event of Default under Section 7.01, so long as such Lien does not attach to any Inventory or Receivables; and (j) presently existing or hereafter created Liens in favor of the Administrative Agent, on behalf of the Administrative Agent and the Lender Parties, or in favor of the Administrative Agent and the Lender Parties.

          "PERMITTED RESTRICTIONS", with respect to any consensual restriction
           ----------------------
on the ability of any Subsidiary of Panolam International to pay dividends or make other distributions to or on behalf of, or to pay any obligation to or on behalf of, or otherwise to transfer assets or property to or on behalf of, or make or pay loans or advances to or on behalf of, Panolam International or any of its Subsidiaries, means:

          (a) restrictions imposed pursuant to this Agreement, the US Credit Agreement, any of the other Loan Documents or any of the other US Loan Documents;

          (b) restrictions imposed by the Subordinated Notes or the Subordinated
     Note Indenture or by other Debt of Panolam International or any of its Subsidiaries permitted hereunder; provided that, such restrictions are no
                                       -------- ----
     more restrictive taken as a whole than those imposed by this Agreement or the US Credit Agreement or by the Subordinated Notes or the Subordinated
     Note Indenture as in effect on the Closing Date;

          (c) restrictions imposed by applicable law;

          (d) existing restrictions under any Debt of Panolam International or its Subsidiaries existing on the date hereof;

          (e) restrictions under any Debt or Disqualified Capital Stock of any Person existing at the time such Person becomes a Subsidiary of Panolam International or is amalgamated, merged or consolidated with or into Panolam International or one of its Subsidiaries, and which is not incurred in violation of this Agreement, the US Credit Agreement, the Subordinated
     Note Indenture or any agreement relating to any property, asset, or business acquired by Panolam International or any of its Subsidiaries, which restrictions in each case existed at the time of acquisition, were not put in place in connection with or in anticipation of such acquisition and are not applicable to any Person, other than the Person acquired, or to any property, asset or business, other than the property, assets and business so acquired;

          (f) restrictions solely with respect to a Subsidiary of Panolam International imposed pursuant to a binding agreement which has been entered into for the sale or disposition of all or substantially all of the Equity Interests or assets of such Subsidiary (to the extent such sale or disposition is permitted hereunder); provided that, such restrictions apply
                                          -------- ----
     solely to the Equity Interests or assets of such Subsidiary which are being sold;

          (g) restrictions on transfer contained in Capital Leases and purchase money Debt permitted by Section 6.02(b); provided that, such restrictions
                                              -------- ----
     relate only to the transfer of the property acquired with the proceeds of such purchase money Debt or subject to such Capital Leases; and

          (h) in connection with and pursuant to permitted refinancings, replacements of restrictions imposed pursuant to paragraphs (a), (b), (d),
     (e) or (g) of this definition that are not more restrictive taken as a whole than those being replaced and do not apply to any other Person or assets than those that would have been covered by the restrictions in the Debt so refinanced.

          "PERMITTED SELLER FINANCING" means Debt of Panolam International owing
           --------------------------
to a seller in a Permitted Acquisition in respect of Acquisition Consideration so long as (i) such Debt is expressly subordinated in right of payment to the prior payment in full in cash of all Obligations under the Loan Documents and under the US Loan Documents on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders, and (ii) such Debt requires no payment of principal or interest (other than payments in kind) prior to six months after the last to occur of (A) the Revolving Commitment Termination Date,
(B) the Term A Termination Date and (C) the Term B Termination Date.

          "PERSON" means an individual, partnership, limited liability company,
           ------
corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof

          "PII SECOND" means PII Second, Inc., a Delaware corporation.
           ----------

          "PIONEER" means Pioneer Plastics Corporation, a Delaware corporation.
           -------

          "PIONEER ACQUISITION" means the acquisition by Panolam International
           -------------------
of 100% of the equity securities of Pioneer pursuant to the Pioneer Acquisition Agreement.

          "PIONEER ACQUISITION AGREEMENT" means the Stock Purchase Agreement
           -----------------------------
dated as of July 17, 1998 by and between Rugby U.S.A., Inc. and Panolam International, as in effect on July 17, 1998, and as subsequently amended by (i) the Amendment No. 1 to Stock Purchase Agreement dated as of September 11, 1998,
(ii) the Amendment No. 2 to Stock Purchase Agreement dated as of October 16, 1998, and (iii) the Amendment No. 3 to Stock Purchase Agreement dated as of November 30, 1998, and as such agreement may have been further amended, supplemented or otherwise modified from time to time on or prior to the Closing Date as permitted hereunder.

          "PIONEER ACQUISITION CONSIDERATION" means the aggregate purchase price
           ---------------------------------
set forth in the Pioneer Acquisition Agreement, subject to adjustment as provided therein.

          "PIONEER ACQUISITION DOCUMENTS" means the Pioneer Acquisition
           -----------------------------
Agreement, any non-competition agreements delivered thereunder and each non-competition agreement and each other material document and agreement entered into in connection therewith.

          "PLAN" means a Single Employer Plan (excluding a Canadian Pension
           ----
Plan) or a Multiple Employer Plan.

          "PPSA" means the Personal Property Security Act (Ontario) and the
           ----
Regulations thereunder, as from time to time in effect, provided, however, if
                                                        --------  -------
attachment, perfection or priority of the Administrative Agent's or the Lenders' security interests (or the applicable equivalent thereof) in any Collateral is governed by the personal property security laws of any jurisdiction other than Ontario, PPSA means those personal property security laws in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.

          "PREFERRED STOCK" means, with respect to any corporation, capital
           ---------------
stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "PRIME RATE" means a fluctuating interest rate per annum in effect
           ----------
from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest announced publicly by the Administrative Agent from time to time as the Administrative Agent's reference rate in effect for determining interest rates on Canadian Dollar denominated commercial loans made by it in Canada and (b) the CDOR Rate in effect from time to time plus 1/2 of one percent per annum. Any change in the Prime Rate shall be effective as of the opening of business on the effective day of such change in the Administrative Agent's reference rate or CDOR Rate, as the case may be.

          "PRIME RATE LOAN" means a Loan that bears interest as provided in
           ---------------
Section 2.05(d).

          "PRIOR CLAIMS" means all Liens created by applicable law (in contrast
           ------------
with Liens voluntarily granted) which rank or are capable of ranking prior to or pari passu with the Administrative Agent's or the Lenders' security interests (or the applicable equivalent thereof) against all or part of the Collateral, including for amounts owing (to the extent that such amounts may be secured by such a Lien) for employee deductions, goods and services taxes, sales taxes, employer health taxes, municipal taxes, workers' compensation, pension fund obligations and overdue rents.

          "PROFIT PAYMENT AGREEMENT" means any agreement to make any payment the
           ------------------------
amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business.

          "PROJECTIONS" means Panolam International's forecasted Consolidated
           -----------
and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a Subsidiary by Subsidiary or division by division basis, if applicable, and otherwise consistent with the historical financial statements of Panolam International, together with appropriate supporting details and a statement of underlying assumptions.

          "QUARTERLY COMPLIANCE CERTIFICATE" means a Compliance Certificate of
           --------------------------------
the Borrower, substantially in the form attached as Exhibit IX hereto and
                                                    ----------
otherwise satisfactory to the Administrative Agent, including all of the certifications required in the Compliance Certificate and also setting forth the computations used by the Borrower in determining compliance with the covenants contained in Section 6.04.

          "RECEIVABLES" means all "accounts", as such term is defined in the
           -----------
PPSA, now owned or hereafter acquired by any Loan Party and, in any event, including (a) all accounts receivable, other receivables, book debts, claims and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, securities or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Loan Party, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the
PPSA), (b) all of each Loan Party's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods sold or services rendered, (c) all of each Loan Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to any Loan Party, under all purchase orders and contracts for the sale of goods or the performance of services or both by such Loan Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Loan Party) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "RECEIVABLES DEBTOR" means any Person who may become obligated to any
           ------------------
Loan Party under, with respect to, or on account of, a Receivable.

          "REDEEMABLE" means, with respect to any Capital Stock, Debt or other
           ----------
right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "REGISTER" has the meaning specified in Section 9.07(c).
           --------

          "REGULATION T" means Regulation T of the Board of Governors of the US
           ------------
Federal Reserve System, as in effect from time to time.

          "REGULATION U" means Regulation U of the Board of Governors of the US
           ------------
Federal Reserve System, as in effect from time to time.

          "RELATED DOCUMENTS" means the Pioneer Acquisition Documents, the
           -----------------
Subordinated Debt Documents and the US Loan Documents.

          "REPLACEMENT LENDER" has the meaning specified in Section 2.08(c).
           ------------------

          "REQUIRED LENDERS" means at any time Lenders owed or holding at least
           ----------------
51% of the sum of (a) the aggregate principal amount of the Loans outstanding at such time, (b) the aggregate Letter of Credit Usage at such time and (c) the aggregate unused Commitments under the Term Facilities plus the aggregate Unused Revolving Commitments at such time, without duplication. For purposes of this definition, the amount of the Letter of Credit Usage and the aggregate principal amount of all outstanding Swing Line Loans shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Pro Rata Shares.

          "RESERVES" means, with respect to the Borrowing Base Amount of the
           --------
Borrower, (a) reserves for (i) Inventory that is excess, obsolete, unsaleable, shopworn, seconds, damaged or unfit for sale; and (ii) Prior Claims (including, without limitation, the rights of unpaid suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada), the reserve for which initially shall be 15% of raw material Inventory) and (b) reserves established and modified by the Administrative Agent from time to time against Eligible Inventory and/or Eligible Receivables in accordance with this Agreement.

          "RESTRUCTURING COSTS" means non-recurring charges up to the maximum
           -------------------
amount and meeting the criteria set forth on Schedule 1.01(b), properly characterized as "restructuring" charges under generally accepted accounting principles in connection with the Pioneer Acquisition and related to the closure of plants, related severance costs and integration, provided that, such costs
                                                    -------- ----
occur within two years after the closing of the Pioneer Acquisition.

          "REVOLVING BORROWING" means a borrowing consisting of simultaneous
           -------------------
Revolving Loans of the same Interest Type made by the Revolving Lenders.

          "REVOLVING COMMITMENT" means (i) with respect to any Revolving Lender
           --------------------
listed on Schedule I, the amount set forth opposite such Lender's name on
Schedule I under the caption "REVOLVING COMMITMENT", (ii) with respect to any
                              --------------------
Revolving Lender not listed on Schedule I hereto, the amount set forth in the Assignment and Acceptance pursuant to which such Person became a Lender hereunder, or (iii) if any of such Lenders has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Lender's "REVOLVING COMMITMENT", in the case of each of the foregoing clauses (i), (ii) and (iii), as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "REVOLVING COMMITMENT TERMINATION DATE" means the earlier of (i) the
           -------------------------------------
fifth anniversary of the Closing Date and (ii) the date of termination in whole of the Total Commitments pursuant to Section 2.04 or 701.

          "REVOLVING FACILITY" means, at any time, the aggregate amount of the
           ------------------
Revolving Lenders' Revolving Commitments at such time.

          "REVOLVING LENDER" means any Lender that has a Revolving Commitment.
           ----------------

          "REVOLVING LOAN" has the meaning specified in Section 2.01(c).
           --------------

          "REVOLVING NOTE" means a promissory note of the Borrower denominated
           --------------
in Canadian Dollars or US Dollars payable to the order of any Revolving Lender, in substantially the form of Exhibit VII-A-1 or Exhibit VII-A-2 hereto,
                             ---------------    ---------------
respectively, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Loans made by such Lender in Canadian Dollars or US Dollars, respectively.

          "REVOLVING PRO RATA SHARE" means, with respect to any Revolving Lender
           ------------------------
at any time, a fraction, the numerator of which is such Revolving Lender's Revolving Commitment (without giving effect to any termination thereof pursuant to 701) at such time and the denominator of which is the amount of the total Revolving Facility (without giving effect to any termination of Commitments pursuant to 701) at such time.

          "SECURED OBLIGATIONS" has the meaning specified in the applicable
           -------------------
Security Agreement.

          "SECURITIES" means any stock, shares, partnership interests, voting
           ----------
trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "SECURITY AGREEMENT" has the meaning specified in Section
           ------------------
4.01(k)(xiv).

          "SINGLE EMPLOYER PLAN" of any Person means a single employer plan, as
           --------------------
defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "SOLVENCY" and "SOLVENT" mean (1) with respect to any Person on a
           --------       -------
particular date that is subject to Canadian Insolvency Law, that on such date
(a) the property of such Person is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due, (b) the property of such Person is, at a fair valuation, greater than the total amount of liabilities, including contingent liabilities, of such Person to enable payment of all its obligations due and accruing due,
(c) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due and (d) such Person is not for any reason unable to meet its obligations as they generally become due; and (2) with respect to any Person on a particular date that is subject to US Insolvency Law, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPV" has the meaning specified in Section 9.07(h).
           ---

          "STANDBY LETTER OF CREDIT" means any Letter of Credit issued under the
           ------------------------
Letter of Credit Subfacility, other than a Trade Letter of Credit.

          "SUBORDINATED DEBT" means the Debt evidenced by the Subordinated Notes
           -----------------
and any Permitted Seller Financing.

          "SUBORDINATED DEBT DOCUMENTS" means the Subordinated Note Indenture,
           ---------------------------
the Subordinated Notes, and all other agreements, indentures and instruments pursuant to which Subordinated Debt is issued.

          "SUBORDINATED NOTE INDENTURE" means the Subordinated Note Indenture
           ---------------------------
dated as of February 18, 1999, between Panolam International and State Street Bank and Trust Company of Connecticut, N.A., as trustee, as amended from time to time, pursuant to which the Subordinated Notes are being issued.

          "SUBORDINATED NOTES" means the Series A 11?% Senior Subordinated Notes
           ------------------
due 2009 of Panolam International issued pursuant to the Subordinated Note Indenture and the Series B 11?% Senior Subordinated Notes due 2009 issued in exchange therefor pursuant to the Exchange Offer (as defined in the Subordinated
Note Indenture), in the aggregate principal amount of US$135,000,000.

          "SUBSIDIARY" of any Person means any corporation, partnership, limited
           ----------
liability company, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. Notwithstanding the foregoing, the Excluded Acquisition Sub and the Excluded Melamine Subs shall not be Subsidiaries of any Loan Party for purposes hereof or of any of the other Loan Documents.

          "SUPERMAJORITY LENDERS" means, at any time, Lenders owed or holding at
           ---------------------
least 66% of the sum of (a) the aggregate principal amount of the Loans outstanding at such time, (b) the aggregate Letter of Credit Usage at such time and (c) the aggregate unused Commitments under the Term Facilities plus the aggregate Unused Revolving Commitments at such time, without duplication. For purposes of this definition, the amount of the Letter of Credit Usage and the aggregate principal amount of all outstanding Swing Line Loans shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Pro Rata Shares.

          "SURVIVING DEBT" has the meaning specified in Section 4.01(g).
           --------------

          "SWING LINE BORROWING" means a borrowing of Swing Line Loans made by
           --------------------
the Swing Line Lender.

          "SWING LINE COMMITMENT" means, with respect to the Swing Line Lender
           ---------------------
at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "SWING LINE COMMITMENT" or, if the Swing Line Lender has entered into one or more Assignments and Acceptances with respect to the Swing Line Commitment, the amount set forth for the Swing Line Lender in the Register maintained by the Administrative Agent pursuant to

Section 9.07 as such Lender's "SWING LINE COMMITMENT", in each case as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "SWING LINE FACILITY" means, at any time, the aggregate amount of the
           -------------------
Swing Line Lender's Swing Line Commitment at such time.

          "SWING LINE LENDER" means CSFBC and any assignee of the Swing Line
           -----------------
Commitment that assumes such Swing Line Commitment in accordance with the terms of Section 9.07.

          "SWING LINE LOAN" means a Loan by the Swing Line Lender to the
           ---------------
Borrower pursuant to Section 2.01(d).

          "SWING LINE NOTE" means a promissory note of the Borrower denominated
           ---------------
in Canadian Dollars or US Dollars payable to the order of the Swing Line Lender, in substantially the form of Exhibit VII-D-1 hereto or Exhibit VII-D-2 hereto,
                             ---------------           ---------------
evidencing the aggregate indebtedness of the Borrower to such Lender under the Swing Line Facility.

          "SWING LINE SUBLIMIT" means US$5,000,000 or the Equivalent Amount
           -------------------
thereof in Canadian Dollars.

          "SYNDICATION AGENT" means DLJ Capital Funding, Inc., as syndication
           -----------------
agent for the Facilities and its successors and assigns in such capacity.

          "TAXES" means any and all present or future taxes, levies,
           -----
assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender Party, the Administrative Agent, each participant under a participation and each SPV, respectively, taxes that are imposed on or measured by its net income or capital by the jurisdiction under the laws of which it is organized or resident or carries on business through a permanent establishment located therein or any political subdivision thereof.

          "TERM A COMMITMENT" means, with respect to any Term A Lender, the
           -----------------
amount set forth opposite such Lender's name on Schedule I hereto under the caption "TERM A COMMITMENT"; provided that upon making of the Term A Loans on
                             -------- ----
the Closing Date, the Term A Commitment of each Term A Lender shall thereafter be zero.

          "TERM A FACILITY" means, at any time, the aggregate amount of the Term
           ---------------
A Loans outstanding at such time.

          "TERM A LENDER" means any Lender that has a Term A Loan outstanding.
           -------------

          "TERM A LOAN" has the meaning specified in Section 2.01(a).
           -----------

          "TERM A LOAN PAYMENT DATE" has the meaning specified in Section
           ------------------------
2.03(a).

          "TERM A NOTE" means a promissory note of the Borrower payable to the
           -----------
order of any Term A Lender, in substantially the form of Exhibit VII-B hereto,
                                                         -------------
evidencing the indebtedness of the Borrower to such Lender resulting from the Term A Loan made by such Lender.

          "TERM A PRO RATA SHARE" means, with respect to any Term A Lender at
           ---------------------
any time, a fraction the numerator of which is the principal amount of Term A Loans made by such Lender and outstanding at such time and the denominator of which is the aggregate principal amount of Term A Loans made by all Term A Lenders and outstanding at such time.

          "TERM A TERMINATION DATE" means the earlier of (i) December 31, 2003
           -----------------------
and (ii) the date of termination in whole of the Total Commitments pursuant to
Section 2.04 or 701.

          "TERM B COMMITMENT" means, with respect to any Term B Lender at any
           -----------------
time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term B Commitment"; provided, that upon the making of Term B
                                       --------- ----
Loans on the Closing Date, the Term B Commitment of each Term B Lender shall thereafter be zero.

          "TERM B FACILITY" means, at any time, the aggregate amount of the Term
           ---------------
B Loans outstanding at such time.

          "TERM B LENDER" means any Lender that has a Term B Loan outstanding.
           -------------

          "TERM B LOAN" has the meaning specified in Section 2.01(b).
           -----------

          "TERM B LOAN PAYMENT DATE" has the meaning specified in Section
           ------------------------
2.03(b).

          "TERM B NOTE" means a promissory note of the Borrower payable to the
           -----------
order of any Term B Lender, in substantially the form of Exhibit VII-C hereto,
                                                         -------------
evidencing the indebtedness of the Borrower to such Lender resulting from the Term B Loan made by such Lender.

          "TERM B PRO RATA SHARE" means, with respect to any Term B Lender at
           ---------------------
any time, a fraction the numerator of which is the principal amount of Term B Loans made by such Lender and outstanding at such time and the denominator of which is the aggregate principal amount of Term B Loans made by all Term B Lenders and outstanding at such time.

          "TERM B TERMINATION DATE" means the earlier of (i) December 31, 2005
           -----------------------
and (ii) the date of termination in whole of the Total Commitments pursuant to
Section 2.04 or 701.

          "TERM BORROWING" means a borrowing consisting of simultaneous Term
           --------------
Loans of the same Interest Type made by the Term Lenders.

          "TERM FACILITIES" means, collectively, the Term A Facility and Term B
           ---------------
Facility.

          "TERM LENDER" means any Term A Lender or Term B Lender, and "TERM
           -----------
LENDERS" means all such lenders collectively.

          "TERM LOAN" means any Term A Loan or Term B Loan, and "TERM LOANS"
           ---------
means all such loans collectively.

          "TOTAL COMMITMENT" means, with respect to each Lender at any time, the
           ----------------
aggregate of such Lender's outstanding Term Loans and Revolving Commitment at such time.

          "TOTAL UTILIZATION OF REVOLVING COMMITMENTS" means, as at any date of
           ------------------------------------------
determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made, but not yet applied, for the purpose of repaying any Swing Line Loans or reimbursing the applicable Issuing Bank for any Letter of Credit Drawing) plus (ii) the aggregate principal amount
                                       ----
of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.
                                    ----

          "TRADE LETTER OF CREDIT" means any Letter of Credit that is issued
           ----------------------
under the Letter of Credit Subfacility for the benefit of a supplier of Inventory to the Borrower or any of its Canadian Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected Lien on such Inventory.

          "TRANSACTION FEE AGREEMENT" means the engagement letter between
           -------------------------
Panolam International and Genstar Capital LLC, dated as of January 24, 1999, as in effect on the date hereof and as thereafter amended to the extent permitted by Section 6.02(n).

          "TRANSACTIONS" means, collectively, the Pioneer Acquisition, the
           ------------
refinancing effected pursuant to this Agreement and the other Loan Documents, and the payment of fees and expenses in connection with the foregoing.

          "TYPE" refers to the distinction between Revolving Loans, Swing Line
           ----
Loans, Term A Loans and Term B Loans.

          "UNREIMBURSED LETTER OF CREDIT LIABILITY" means, as of any date of
           ---------------------------------------
determination with respect to any Letter of Credit, the aggregate amount of all Letter of Credit Drawings which have been paid by, and not reimbursed to, the Issuing Bank under such Letter of Credit.

          "UNUSED REVOLVING COMMITMENT" means, with respect to any Revolving
           ---------------------------
Lender at any time, (a) such Lender's Revolving Commitment at such time, minus
(b) the sum of (i) the aggregate principal amount of all Revolving Loans of such Lender outstanding at such time, plus

(ii) such Lender's Revolving Pro Share of the aggregate Letter of Credit Obligations outstanding at such time, plus (iii) such Lender's Revolving Pro Rata Share of the aggregate principal amount of all Swing Line Loans outstanding at such time.

          "UNUSED SWING LINE COMMITMENT" means, with respect to the Swing Line
           ----------------------------
Lender at any time, the lesser of (i) the remainder of (a) the Swing Line Commitment at such time, minus (b) the aggregate principal amount of all Swing Line Loans outstanding at such time, and (ii) the aggregate Unused Revolving Commitments at such time.

          "US" means the United States of America.
           --

          "US ADMINISTRATIVE AGENT" means the Administrative Agent under the US
           -----------------------
Credit Agreement.

          "US CREDIT AGREEMENT" means the Credit Agreement, dated as of the date
           -------------------
hereof, and entered into among Panolam International, the financial institutions and other entities party thereto as US Lenders, DLJ Capital Funding, Inc., as syndication agent, Credit Suisse First Boston, as administrative agent, and Royal Bank of Canada, as documentation agent.

          "US CREDIT AGREEMENT GUARANTY" means the guaranty dated as of the date
           ----------------------------
hereof, and entered into among Holdings, Group, PII Second, Panolam US and Pioneer, and acknowledged by Panolam International and the US Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "US DOLLARS" and "US$" each means lawful currency of the United States
           ----------       ---
of America.

          "US LENDERS" means the lenders or lender parties, as applicable, under
           ----------
the US Credit Agreement.

          "US LOAN DOCUMENTS" means the US Credit Agreement, the notes (if any),
           -----------------
the US Credit Agreement Guaranty, the other guaranties, the collateral documents, each letter of credit agreement, each bank hedge agreement and the Intercreditor Agreement, in each case, in connection with the US Credit Agreement executed and delivered to, or in favor of, the US Administrative Agent and/or any of the US Lenders.

          "US OBLIGATIONS" means all Obligations (as defined in the US Credit
           --------------
Agreement) of any Loan Party of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under or pursuant to the US Credit Agreement or any of the other US Loan Documents.

          "VOTING EQUITY INTERESTS" means Equity Interests which are ordinarily
           -----------------------
entitled to vote in the election of, as applicable, directors, members or partners generally, whether or not the right so to vote has been suspended by the happening of any contingency.

          "WELFARE PLAN" means a welfare plan, as defined in Section 3(l) of
           ------------
ERISA.

          "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle
           --------------------
E of Title IV of ERISA.

       SECTION 1.02 COMPUTATION OF TIME PERIODS.
                    ----------------------------

          In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

       SECTION 1.03 ACCOUNTING TERMS.
                    -----------------

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in
Section 5.01(f) ("GAAP").
                  ----

       SECTION 1.04 OTHER DEFINITIONAL PROVISIONS.
                    ------------------------------

          References to Articles, Sections, subsections, Schedules and Exhibits shall be to Articles, Sections, subsections, Schedules and Exhibits, respectively, of this Agreement unless otherwise specified. The term "including" means including without limitation.

                                  ARTICLE II.

                         AMOUNTS AND TERMS OF THE LOANS

       SECTION 2.01 THE LOANS.
                    ---------

            (a)     THE TERM A LOANS. Each Term A Lender severally agrees, on
                    ----------------
     the terms and conditions hereinafter set forth, to make a single term A loan (each, a "TERM A LOAN" and, collectively, the "TERM A LOANS") to the
                    -----------                          ------------
     Borrower on the Closing Date in an amount not to exceed such Lender's total Term A Commitment on such Business Day. Amounts borrowed under this
     Section 2.01(a) and repaid or prepaid may not be reborrowed.

            (b)     THE TERM B LOANS. Each Term B Lender severally agrees, on
                    ----------------
     the terms and conditions hereinafter set forth, to make a single term B loan (each, a "TERM B LOAN" and collectively, the "TERM B LOANS") to
                    -----------                         ------------
     the-Borrower on the Closing Date in an amount not to exceed such Lender's total Term B Commitment on such Business Day. Amounts borrowed under this
     Section 2.01(b) and repaid or prepaid may not be reborrowed.

            (c)     REVOLVING LOANS. Each Revolving Lender severally agrees, on
                    ---------------
     the terms and conditions hereinafter set forth, to make loans (each, a "REVOLVING LOAN" and,
      --------------
     collectively, the "REVOLVING LOANS") to the Borrower from time to time on
                        ---------------
     any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date by way of Prime Rate Loans, Base Rate Loans, Eurodollar Rate Loans and BA Loans in an amount for each such Revolving Loan not to exceed the lesser of (i) such Lender's Unused Revolving Commitment on such Business Day (after giving effect to any repayment of Swing Line Loans made or to be made with the proceeds thereof pursuant to a designation therefor set forth by the Borrower in a Notice of Borrowing for such Borrowing or pursuant to a Notice of Borrowing given by the Administrative Agent in accordance with Section 2.02(f)) and (ii) such Lender's Revolving Pro Rata Share of the remainder of (x) the Borrowing Base Amount as of such date minus (y) the sum of (A) the then outstanding
                                 -----
     Letter of Credit Obligations and (B) the then outstanding Swing Line Loans; provided, however, that (1) the foregoing clause (ii) shall not limit any
     --------  -------
     Lender's obligations under Section 2.02(f), and (2) except with respect to a Borrowing the proceeds of which will be applied to repay outstanding Swing Line Loans or reimburse Letter of Credit Drawings pursuant to a designation therefor set forth by the Borrower in a Notice of Borrowing for such Borrowing or pursuant to a Notice of Borrowing given by the Administrative Agent pursuant to Section 2.02(f), the Borrower shall not request, and no Lender shall be required to make Revolving Loans in respect of, any Borrowing if after giving effect thereto the aggregate principal amount of all outstanding Revolving Loans would exceed the remainder of (x) the Borrowing Base Amount at such time minus (y) the sum of (A) the then
                                            -----
     outstanding Letter of Credit Obligations and (B) the greater of the aggregate Swing Line Commitment in effect at such time and the aggregate principal amount of all outstanding Swing Line Loans at such time. Each Revolving Borrowing of Eurodollar Rate Loans shall be in an aggregate amount of US$1,000,000 or an integral multiple of US$100,000 in excess thereof and each Revolving Borrowing of Base Rate Loans shall be in an aggregate amount of US$500,000 or an integral multiple of US$100,000 in excess thereof. Each Revolving Borrowing of BA Loans shall be in an aggregate amount of CDN$1,000,000 or an integral multiple of CDN$100,000 in excess thereof and each Revolving Borrowing of Prime Rate Loans shall be in an aggregate amount of CDN$500,000 or an integral multiple of CDN$100,000 in excess thereof. Each Revolving Borrowing shall consist of Revolving Loans made by the Revolving Lenders ratably according to their respective Revolving Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(c), prepay pursuant to Section 2.04 and reborrow under this Section 2.01(c).

          (d) SWING LINE LOANS. The Swing Line Lender agrees, on the terms and
              ----------------
     conditions hereinafter set forth, to make loans (each, a "SWING LINE LOAN"
                                                               ---------------
     and, collectively, the "SWING LINE LOANS") to the Borrower from time to
                             ----------------
     time on any Business Day during the period from the Closing Date until the Revolving Commitment Termination Date in an amount not to exceed the Unused Swing Line Commitment on such Business Day; provided, however, that the
                                                 --------  -------
     Swing Line Lender shall not make any Swing Line Loans if, after giving effect to such Swing Line Loans, the aggregate principal amount of all outstanding Swing Line Loans would exceed the remainder of (x) the Borrowing Base Amount then in effect minus (y) the sum
                                                               -----
     of (A) the aggregate amount of the Letter of Credit Obligations then outstanding, and (B) the aggregate principal amount of the Revolving Loans then outstanding. Each Swing Line Borrowing shall consist of Prime Rate Loans or Base Rate Loans, shall be in an amount equal to CDN$500,000 or an integral multiple of CDN$100,000 in excess thereof if consisting of Prime Rate Loans, or in an amount equal to US$500,000 or an integral multiple of US$100,000 in excess thereof if consisting of Base Rate Loans (or such other amount or integral multiple as may be agreed between the Swing Line Lender, the Administrative Agent and the Borrower), and shall consist of Swing Line Loans made by the Swing Line Lender. Immediately upon the making of each Swing Line Loan by the Swing Line Lender, the Swing Line Lender shall be deemed to have sold and transferred to each Revolving Lender, and each Revolving Lender shall be deemed to have purchased and received from the Swing Line Lender, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Swing Line Loan and the Obligations of the Borrower under this Agreement in respect thereof in an amount equal to such Lender's Revolving Pro Rata Share of such Swing Line Loan, provided, however, that (i) no Lender shall
                                    --------  -------
     be required to fund its participation in any such Swing Line Loan until demand therefor is made by the Administrative Agent pursuant to Section 2.02(f)(ii) hereof, and (ii) no Lender shall be entitled to share in any payments of principal or interest in respect of its participation in any such Swing Line Loan except to the extent set forth in Section 2.02(f)(ii) hereof with respect to any such participation which has been funded by such Lender as provided therein. Within the limits of the Unused Swing Line Commitment in effect from time to time, the Borrower may borrow under this
     Section 2.01(d), prepay pursuant to Section 2.04 and reborrow under this
     Section 2.01(d).

       SECTION 2.02 MAKING THE LOANS.
                    -----------------

              (a)   INITIAL BORROWINGS.  The initial Borrowings hereunder shall
                    ------------------
     be made on the Closing Date and shall be made on notice received by the Administrative Agent from the Borrower (pursuant to an irrevocable Notice of Borrowing) not later than 11:00 a.m. (Toronto time) (or such later time as the Administrative Agent may agree) on (i) the Business Day immediately preceding the Closing Date in the case of the initial Borrowings of Prime Rate Loans, Base Rate Loans and/or BA Loans and (ii) on the second Business Day immediately preceding the Closing Date in the case of the initial Borrowings of Eurodollar Rate Loans. Such Notice of Borrowing shall be irrevocable upon receipt by the Administrative Agent. Each Appropriate Lender shall, before 11:00 a.m. (Toronto time) on the Closing Date, make available to the Administrative Agent such Lender's ratable share of such Borrowings by depositing same day funds in the Administrative Agent's Account.

          (b) SUBSEQUENT REVOLVING BORROWINGS.  Each Revolving Borrowing
              -------------------------------
     occurring after the Closing Date shall be made on notice received by the Administrative Agent from the Borrower (pursuant to an irrevocable Notice of Borrowing) not later than 11:00 a.m. (Toronto time) (a) on the Business Day prior to the date of such Borrowing if such Borrowing consists of Prime Rate Loans or Base Rate Loans, (b) on the second Business Day prior to the date of Borrowing if such Borrowing consists of BA Loans and (c) on the third Business Day prior to the date of such Borrowing if such Borrowing consists of Eurodollar Rate Loans. Each such Notice of Borrowing shall be irrevocable upon receipt by the Administrative Agent and, in the case of any Notice of Borrowing for Eurodollar Rate Loans or BA Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing the applicable conditions set forth in this Section 2.02 or Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as a part of such Borrowing when such Loan, as a result of such failure, is not made on such date.

          (c) SWING LINE BORROWINGS.  Each Swing Line Borrowing shall be made on
              ---------------------
     notice received by the Administrative Agent from the Borrower (pursuant to a Notice of Swing Line Borrowing) not later than 11:00 a.m. (Toronto time) on the date of such Borrowing. Each such Notice of Swing Line Borrowing shall be irrevocable upon receipt by the Administrative Agent.

          (d) LOANS BY LENDERS.  If the Administrative Agent receives a Notice
              ----------------
     of Borrowing or a Notice of Swing Line Borrowing (or if the Administrative Agent gives a Notice of Borrowing pursuant to Section 2.02(f)), the Administrative Agent shall promptly on (1) the Business Day prior to the date of such Borrowing if such Borrowing consists of Prime Rate Loans or Base Rate Loans, (2) the second Business Day prior to the date of such Borrowing if such Borrowing consists of BA Loans or (3) the third Business Day prior to the date of such Borrowing if such Borrowing consists of Eurodollar Rate Loans, give each Appropriate Lender notice of such Notice of Borrowing or Notice of Swing Line Borrowing. Each Appropriate Lender shall (i) before 11:00 a.m. (Toronto time) on the date of such Borrowing in the case of any Revolving Borrowing to be made on such date, make available to the Administrative Agent such Lender's ratable portion of such Borrowing by depositing same day funds in the Administrative Agent's Account, or (ii) before 2:00 p.m. (Toronto time) on the date of such Borrowing in the case of a Swing Line Borrowing, make available to the Administrative Agent such Borrowing by depositing same day funds in the Administrative Agent's Account. Unless the Administrative Agent shall have received written notice from a Revolving Lender prior to the date of any Revolving Borrowing hereunder that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such ratable portion available to the Administrative Agent on the date of such Borrowing in accordance with the terms hereof and the Administrative Agent may, in reliance upon such assumption, but shall not be required to, make available to or for the account of the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent and the Administrative Agent makes such ratable portion available to the Borrower, such Lender and the Borrower, without prejudice to any rights or remedies that the Borrower may have against such Lender, severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to or for the account of the Borrower until the date such amount is repaid to the Administrative Agent, at (A) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing, and (B) in the case of such Lender, the Administrative Agent's cost of funds (the determination of which by the Administrative Agent shall be conclusive and binding for all purposes under this Agreement in each case, absent manifest error). If such Lender shall pay to the Administrative Agent such amount, such amount so paid shall constitute such Lender's Loan as part of the relevant Borrowing for purposes of this Agreement and, to the extent that the Borrower previously paid such amount to the Administrative Agent, the Administrative Agent will refund to the Borrower such amount so paid (it being understood that such amount so refunded shall accrue interest only from the day on which such amount is refunded to the Borrower), but without interest.

          (e) DISBURSEMENT OF LOANS.  Upon fulfillment of the applicable
              ---------------------
     conditions set forth in Article IV (which fulfillment the Administrative Agent may assume in the absence of actual knowledge, or notice received from the Borrower or any Appropriate Lender, to the contrary), the Administrative Agent will make funds for any Borrowing available to the Borrower by crediting the Borrower's Account, subject to the Administrative Agent's receipt of funds from the Lenders, and, provided that, the
                                                     -------- ----
     Administrative Agent shall first make a portion of such funds equal to any unreimbursed Letter of Credit Drawing under any Letter of Credit, and any interest accrued and unpaid thereon to and as of such date, available to the applicable Issuing Bank for reimbursement of such Letter of Credit Drawing and payment of such interest.


          (f) SETTLEMENT OF SWING LINE LOANS.
              -------------------------------

              (i) The Administrative Agent may, and upon request by the Swing Line Lender the Administrative Agent shall, at any time and from time to time, give to the Revolving Lenders and the Borrower, on behalf of the Borrower, a Notice of Borrowing for a Borrowing of Revolving Loans which are Prime Rate Loans or Base Rate Loans, in each case in an amount equal to the aggregate amount of Swing Line Loans then owing by the Borrower, and the proceeds of which are to be used to prepay such Swing Line Loans on the date of such Borrowing. Upon receipt of any such Notice of Borrowing, each Revolving Lender (other than the Swing Line Lender) shall (subject to Section 2.02(f)(iv)), on or before the time specified by the Administrative Agent (which in no event shall be earlier than 11:00 a.m. nor later than 2:00 p.m. (Toronto time) on the Business Day following the date on which such Notice of Borrowing is given), make available to the Administrative Agent such Lender's Revolving Pro Rata Share of such Borrowing by depositing same day funds in the Administrative Agent's Account. Notwithstanding any contrary provision of this Agreement, (A) the proceeds of any such Borrowing shall be distributed by the Administrative Agent to the Swing Line Lender (subject to Section 2.02(f)(iv)) as a prepayment of all or a portion of the then outstanding Swing Line Loans, and (B) the outstanding Swing Line Loans of the Swing Line Lender, in each case in an amount equal to the Swing Line Lender's Revolving Pro Rata Share of the aggregate amount of the Swing Line Loans to be prepaid on such date, shall be deemed to be prepaid with the proceeds of a Revolving Loan made by the Swing Line Lender and such portion of the Swing Line Loans deemed to be so prepaid shall no longer be outstanding as Swing Line Loans but shall be outstanding as Revolving Loans made by the Swing Line Lender.

               (ii) In addition to the right of the Swing Line Lender to require a Borrowing under Section 2.02(f)(i), the Swing Line Lender may at any time and from time to time request (by notice to the Administrative Agent and the Borrower) the Administrative Agent to, and upon receipt of such request the Administrative Agent shall, make demand on each Revolving Lender for payment of its participation in each Swing Line Loan then outstanding, and upon receipt of any such demand each Revolving Lender shall (subject to Section 2.02(f)(iv)) promptly fund such participation by paying to the Administrative Agent, for the account of the Swing Line Lender (subject to Section 2.02(f)(iv)), the amount of such participation in same day funds. With respect to each such participation in any Swing Line Loan which is funded by any Lender, the Swing Line Lender shall promptly pay to the Administrative Agent, and the Administrative Agent shall promptly pay to such Lender, in the currency so received, an amount equal to such Lender's ratable share of all payments (other than payments pursuant to Section 2.04(c)(ix)) received by the Swing Line Lender in respect of (A) the principal of such Swing Line Loan, and (B) interest on such Swing Line Loan for the period from and after the date on which such participation was funded. If any payment received by any Swing Line Lender on account of any Swing Line Loan and distributed to any Lender as a participant under the preceding sentence is thereafter recovered from the Swing Line Lender in connection with any bankruptcy or insolvency proceeding relating to the Borrower or otherwise, each Lender that received such distribution shall, upon demand by the Swing Line Lender through the Administrative Agent, repay to the Swing Line Lender such Lender's ratable share of the amount so recovered together with such Lender's ratable share (according to the proportion of (1) the amount of such Lender's required prepayment to (2) the total amount so recovered) of any interest or other amount paid or payable by the Swing Line Lender in respect of the total amount so recovered. The Borrower agrees that any Lender purchasing a participation in any Swing Line Loan from the Swing Line Lender hereunder may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

               (iii) Anything contained herein to the contrary notwithstanding (but subject to Section 2.02(f)(iv)), the obligation of each Revolving Lender to make any Revolving Loan pursuant to Section 2.02(f)(i) or to fund its participation in any Swing Line Loans pursuant to Section 2.02(f)(ii) shall be absolute and unconditional and shall not be subject to any conditions set forth in Article IV hereof or otherwise affected by any circumstance including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender or any Loan Party; (B) the occurrence or continuance of a Default or Event of Default; (C) any adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party; (D) any breach of any Loan Document by the Borrower, any other Loan Party or any other Lender Party; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

               (iv) Notwithstanding Section 2.02(f)(iii), if at the time that any Revolving Lender is required to make any Revolving Loan or fund any participation pursuant to Section 2.02(f)(i) or 2.02(f)(ii), the Borrower would not otherwise be entitled to obtain a Borrowing as a result of the failure of any of the conditions set forth in Article IV hereof, the obligation of each Revolving Lender to make any such Revolving Loan or to fund any such participation with respect to any Swing Line Loan owing to the Swing Line Lender shall be subject to the condition that at least one of the following is true: (A) the Swing Line Lender shall have believed in good faith that all conditions under Article IV to the making of such Swing Line Loan were satisfied at the time such Swing Line Loan was made, or (B) such Lender shall have had actual knowledge, by receipt of the statements required pursuant to Section 6.03 or otherwise, that any such condition had not been satisfied and failed to notify the Swing Line Lender and the Administrative Agent in writing that it had no obligation to make Revolving Loans until such condition was satisfied (which notice shall be effective as of the date of receipt by the Swing Line Lender and the Administrative Agent), or (C) the satisfaction of any such condition not satisfied shall have been waived by the Required Lenders prior to or at the time such Swing Line Loan was made. Anything contained in this Section 2.02(f) to the contrary notwithstanding, the amount to be distributed by the Administrative Agent to the Swing Line Lender under this Section 2.02(f) shall be reduced to the extent that any Lender shall refuse to fund its portion of any Revolving Loan or participation with respect to the Swing Line Lender as a result of the failure of the conditions set forth above.

               (v) The Borrower irrevocably authorizes (A) the Administrative Agent to give any Notice of Borrowing pursuant to Section 2.02(f)(i) (with a copy to the Borrower), (B) the Lenders to make the Revolving Loans pursuant to such Notice of Borrowing, and (C) the Administrative Agent to distribute the proceeds thereof as provided herein.

          (g) NATURE OF LENDERS' OBLIGATIONS. The failure of any Lender to make
              ------------------------------
     the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

     SECTION 2.03   SCHEDULED REPAYMENT.
                    --------------------

             (a)    TERM A LOANS. The Borrower shall repay to each Term A Lender
                    ------------
     (in accordance with the provisions of Section 2.09(a)) the aggregate principal amount of all Term A Loans owing to such Lender in consecutive quarterly installments according to the amortization schedule set forth below (as the same may be adjusted for prepayments pursuant to Section 2.04) until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder with respect to the Term A Loans, which shall be due and payable on the Term A Termination Date) shall be due and payable on the last Business Day of each March, June, September and December of each year (each, a "TERM A LOAN PAYMENT DATE"), commencing
                                         ------------------------
     March 31, 2000, and each such installment payable to each Term A Lender shall be in an amount equal to such Term A Lender's Term A Pro Rata Share of the amount set forth below opposite the date on which such Term A Loan Payment Date is stated to occur:

                                         TERM A LOANS
                     TERM A LOAN PAYMENT DATE       QUARTERLY INSTALMENT
                     ------------------------       --------------------
                     March 2000                         US$375,000
                     June 2000                             375,000
                     September 2000                        375,000
                     December 2000                         375,000
                     March 2001                            562,500
                     June 2001                             562,500
                     September 2001                        562,500
                     December 2001                         562,500
                     March 2002                            687,500
                     June 2002                             687,500
                     September 2002                        687,500
                     December 2002                         687,500

                     March 2003                            875,000
                     June 2003                             875,000
                     September 2003                        875,000
                     December 2003                         875,000
                     TOTAL                           US$10,000,000

     provided, however, that the last such instalment shall be in the amount
     --------  -------
     necessary to repay in full the aggregate unpaid principal amount of all outstanding Term A Loans and shall, in any event, be due and payable on the Term A Termination Date.

          (b) TERM B LOANS. The Borrower shall repay to each Term B Lender (in
              ------------
     accordance with the provisions of Section 2.09(a)) the aggregate principal amount of all Term B Loans owing to such Lender in consecutive quarterly installments according to the amortization schedule set forth below (as the same may be adjusted for prepayments pursuant to Section 2.04) until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder with respect to the Term B Loans, which shall be due and payable on the Term B Termination Date) shall be due and payable on the last Business Day of each March, June, September and December of each year (each, a "TERM B LOAN PAYMENT DATE"), commencing
                                     ------------------------
     March 31, 1999, and each such installment payable to each Term B Lender shall be in an amount equal to such Term B Lender's Term B Pro Rata Share of the amount set forth below opposite the date on which such Term B Loan Payment Date is stated to occur:

                                        TERM B LOANS
                     TERM B LOAN PAYMENT DATE     QUARTERLY INSTALMENT
                     ------------------------     --------------------
                     March 1999                        US$100,000
                     June 1999                            100,000
                     September 1999                       100,000
                     December 1999                        100,000
                     March 2000                           100,000
                     June 2000                            100,000
                     September 2000                       100,000
                     December 2000                        100,000
                     March 2001                           100,000
                     June 2001                            100,000
                     September 2001                       100,000
                     December 2001                        100,000
                     March 2002                           100,000
                     June 2002                            100,000
                     September 2002                       100,000
                     December 2002                        100,000
                     March 2003                           100,000
                     June 2003                            100,000
                     September 2003                       100,000
                     December 2003                        100,000
                     March 2004                           100,000

                                        TERM B LOANS
                     TERM B LOAN PAYMENT DATE     QUARTERLY INSTALMENT
                     ------------------------     --------------------
                     June 2004                           100,000
                     September 2004                      100,000
                     December 2004                     9,400,000
                     March 2005                        9,400,000
                     June 2005                         9,400,000
                     September 2005                    9,400,000
                     December 2005                 US$40,000,000
                     TOTAL



     provided, however, that the last such instalment shall be in the amount
     --------  -------
necessary to repay in full the aggregate unpaid principal amount of all outstanding Term B Loans and shall, in any event, be due and payable on the Term B Termination Date.

          (c) REVOLVING LOANS. The Borrower shall repay to each Revolving Lender
              ---------------
(in accordance with the provisions of Section 2.09(a)) on the Revolving Commitment Termination Date the aggregate principal amount of all Revolving Loans owing to such Lender out standing on the Revolving Commitment Termination Date.

          (d) LETTER OF CREDIT DRAWINGS.  The Borrower shall repay each Letter
              -------------------------
of Credit Drawing as provided in Section 3.03.

          (e) SWING LINE LOANS.  The Borrower shall repay to the Swing Line
              ----------------
Lender (in accordance with the provisions of Section 2.09(a)) on the Revolving Commitment Termination Date the aggregate principal amount of all Swing Line Loans owing to such Lender outstanding on the Revolving Commitment Termination Date.

SECTION 2.04   PREPAYMENTS; REDUCTION OF REVOLVING COMMITMENTS AND SWING LINE
               --------------------------------------------------------------
               COMMITMENT.
               -----------

        (a)  OPTIONAL PREPAYMENTS. The Borrower may, upon prior notice
             --------------------
to the Administrative Agent (which may be given by 11:00 a.m. (Toronto time) on the date of prepayment in the case of prepayment of Swing Line Loans and which shall be given at least one Business Day in advance in the case of prepayment of Revolving Loans which consist of Prime Rate Loans or Base Rate Loans and three Business Days in advance in the case of prepayment of any Revolving Loans which are Eurodollar Rate Loans or any Term Loans of any Interest Type), stating the proposed date and aggregate principal amount of the prepayment and the Type and Interest Type of Loans to be prepaid (and if such notice is given the Borrower shall), prepay in whole or in part the outstanding principal of Loans of such Type and Interest Type, together with, in the case of any prepayment of Eurodollar Rate Loans, interest thereon to the date of such prepayment on the principal amounts prepaid (plus, in the case of prepayment of Eurodollar Rate Loans prior to the end of the applicable Interest Period, any additional amount for which the

     Borrower shall be obligated pursuant to Section 9.04(c)); provided,
                                                               --------
     however, that each partial prepayment of Eurodollar Rate Loans shall be in
     -------
     an aggregate principal amount of US$1,000,000 or an integral multiple of US$100,000 in excess thereof, and each partial prepayment of Base Rate Loans or Prime Rate Loans shall be in an aggregate principal amount of US$500,000 or an integral multiple of US$100,000 in excess thereof or CDN$500,000 or an integral multiple of CDN$100,000 in excess thereof, as applicable (it being understood that the amount of such prepayment shall be rounded upwards to the nearest multiple of US$100,000 or CDN$100,000, as applicable, after giving effect to the next sentence); and, provided
                                                                 --------
     further, that BA Loans may not be prepaid under this Section 2.04(a),
     -------
     provided however, the Borrower may pay to the Administrative Agent for the
     -------- -------
     accounts of the Appropriate Lenders, in same day funds, for deposit in a Cash Collateral Account (over which the Administrative Agent shall have sole and exclusive control and right of withdrawal) an amount of cash equal to the amount of an issue of outstanding Bankers' Acceptances, which cash shall be applied thereto on their maturity. So long as no Event of Default has occurred that is continuing, the Administrative Agent, on behalf of the Appropriate Lenders, shall pay to the Borrower interest on the cash so deposited pursuant to this Section 2.04(a) at the Prime Rate in effect from time to time minus 2.00% per annum. Notwithstanding anything to the
                  -----
     contrary herein, an optional prepayment of Term Loans under this Section 2.04(a) may only be made if (i) a simultaneous optional prepayment of term loans is made under the US Credit Agreement, and the aggregate amount of such prepayments is such that the Applicable Canadian Facility Percentage of such amount is equal to at least US$300,000 or the Equivalent Amount thereof. Each optional prepayment of any Term Loans under this Section 2.04(a) shall be applied to the installments thereof in the following order of priority:

                     (i) subject to clauses (ii) and (iii) below, to the Term A Loans and Term B Loans to the full extent thereof on a pro rata basis in direct order of maturity (and ratably among the Term A Lenders and Term B Lenders, respectively, as applicable);

                     (ii) subject to clause (iii) below, where the optional prepayment is made pursuant to an election described in Section 7.01(p), to the Term B Loans to the full extent thereof on a pro rata basis in direct order of maturity; and

                     (iii) notwithstanding the foregoing clauses (i) and (ii), so long as (and to the extent that) any Term A Loans are outstanding, the Borrower may offer the Term B Lenders the option to, and any Term B Lender may elect to, waive its ratable share of any optional prepayment under Section 2.04(a). In the event that any Term B Lender elects by 2:00 p.m. (Toronto time) on the day prior to the date of prepayment to waive such right with respect to an optional prepayment under Section 2.04(a)(i), 100% of that Term B Lender's ratable share of such prepayment shall be applied to the prepayment of Term A Loans ratably to the Term A Lenders in direct order of maturity. In the event that any

               Term B Lender elects by 2:00 p.m. (Toronto time) on the day prior to the date of prepayment to waive such right with respect to an optional prepayment under Section 2.04(a)(ii), 50% of that Term B Lender's ratable share of such prepayment shall be applied to the payment of Term A Loans ratably to the Term A Lenders in direct order of maturity and the remaining 50% of such amount shall be retained by the Borrower. If no Term A Loans are outstanding, such option to offer and election to waive application of prepayments to the Term B Loans shall not be available.

          The Borrower shall deliver to the Administrative Agent an Officer's Certificate demonstrating the calculation of the amount of the Net Cash Proceeds that gave rise to the optional prepayment described in
          Section 7.01(p) and describing the application thereof provided for in
          Section 7.01(p)(i) concurrently with such optional prepayment.

              (b) OPTIONAL REDUCTIONS. The Borrower shall have the right, upon
                  -------------------
     at least five Business Days' notice to the Administrative Agent, to terminate in whole or reduce in part the aggregate unused portion of the Revolving Facility, with the corresponding termination in whole or ratable reduction in part of the unused portions of the respective Revolving Commitments of the Revolving Lenders; provided, however, that (i) each
                                           --------  -------
     partial reduction shall be in an amount of US$500,000 or any integral multiple of US$100,000 in excess thereof, and (ii) the aggregate amount of the Revolving Commitments shall not be reduced pursuant to this Section
     2.04 to an amount less than the sum of (A) the aggregate principal amount of all Revolving Loans then outstanding, plus (B) the aggregate amount of all Letter of Credit Obligations then outstanding, plus (C) the aggregate principal amount of all Swing Line Loans then outstanding.

          (c)     MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS.
                  -----------------------------------------------

                 (i)     PREPAYMENTS AND REDUCTIONS FROM EXCESS CASH FLOW.
                         ------------------------------------------------
          Within the earlier of five days after delivery of the Annual Financials pursuant to Section 6.03(d) and 95 days following the end of each Fiscal Year, the Borrower shall prepay the Term Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in
          Section 2.04(c)(xiii)), in an aggregate principal amount equal to the product of (A) the Applicable Canadian Facility Percentage of the amount of the total Excess Cash Flow of Panolam International and its Subsidiaries for such Fiscal Year and (B) the prepayment percentage set forth below opposite the applicable Consolidated Leverage Ratio as of the end of such Fiscal Year as set forth in the Effective Quarterly Compliance Certificate delivered pursuant to Section 6.03(d); provided, however, if no Quarterly Compliance Certificate has been
          --------  -------
          delivered at the time required by Section 6.03(d), the Consolidated Leverage Ratio shall be deemed to be greater than 3.50:1.00 for purposes of this clause(i):

                                                          EXCESS CASH FLOW
               CONSOLIDATED LEVERAGE RATIO             PREPAYMENT PERCENTAGE
               ---------------------------             ---------------------
                      **3.50:1.00                              50%
            **3.00:1.00*3.50:1.00                              35%
                       *3.00:1.00                               0%

/**/ Greater than equal to
/*/ Less than



                  (ii)    PREPAYMENTS AND REDUCTIONS FROM ASSET SALE PROCEEDS.On
                          ---------------------------------------------------
               the date of receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds in respect of any asset sale (other than a sale in accordance with Section 6.02(e)(i) or (ii), the Borrower shall prepay the Term A Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an aggregate principal amount equal to the amount by which such Net Cash Proceeds exceed the amount of any optional prepayment of the Term B Loans made pursuant to an election described in Section 7.01(p).


                  (iii)   PREPAYMENTS AND REDUCTIONS FROM INSURANCE/
                          -----------------------------------------
               CONDEMNATION PROCEEDS. On the date of receipt by the Borrower or
               ---------------------
               any of its Subsidiaries of any Insurance/Condemnation Proceeds in excess of (A) US$15,000,000 or the Equivalent Amount thereof, with respect to any single occurrence or event (or any series of related occurrences or events) other than amounts in respect of equipment described on Schedule 2.04(c)(iii), or (B) US$10,000,000 or the Equivalent Amount thereof with respect to any single occurrence or event (or any series of related occurrences or events) with respect to equipment described on
               Schedule 2.04(c)(iii), the Borrower shall prepay the Term Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an aggregate principal amount equal to the amount of any such Insurance/Condemnation Proceeds.

                  (iv)    PREPAYMENTS AND REDUCTIONS FROM DEBT SECURITIES
                          -----------------------------------------------
               PROCEEDS. On the date of receipt by Holdings or any of its
               --------
               Subsidiaries of any Net Cash Proceeds from any sale or issuance of debt Securities by Holdings or any of its Subsidiaries after the Closing Date (excluding any intercompany Debt permitted hereunder), the Borrower shall prepay the Term A Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an aggregate principal amount equal to the amount by which the Applicable Canadian Facility Percentage of the amount of such Net Cash Proceeds exceeds the amount of any optional prepayment of the Term B Loans made pursuant to an election described in Section 7.01(p); provided,however, for purposes of this clause , Capital Leases
               -------- -------
               and purchase money Debt shall not be deemed to be debt
               Securities.

                  (v)     PREPAYMENTS AND REDUCTIONS FROM EQUITY SECURITIES
                          -------------------------------------------------
               PROCEEDS. On the date of receipt by Holdings or any of its
               --------
               Subsidiaries of any Net Cash Proceeds (excluding proceeds from the exercise of Holdings employee stock options permitted hereunder, proceeds used to pay off the Domtar Note and up to US$5,000,000 or the Equivalent Amount thereof in Capital Stock of Holdings issued to sellers as Acquisition Consideration in connection with Permitted Acquisitions and excluding the proceeds of any intercompany Investment in Panolam International or any of its Subsidiaries permitted hereunder) from any sale or issuance of equity Securities by Holdings or any of its Subsidiaries after the Closing Date, the Borrower shall prepay the Term A Loans and/or the Revolving Loans, and/or the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an aggregate principal amount equal to the Applicable Canadian Facility Percentage of the amount of such Net Cash Proceeds received; provided, however,
                                                              --------  -------
               that (A) during any period in which the Effective Quarterly Compliance Certificate delivered pursuant to Section 6.03(c) or , as applicable, indicates that the Applicable Leverage Ratio is less than 3.0:1.0, the prepayment and/or reduction required shall be 50% of the Applicable Canadian Facility Percentage of such Net Cash Proceeds, (B) if no Quarterly Compliance Certificate has been delivered at the time required by Section 6.03(c) or , as applicable, the Consolidated Leverage Ratio shall be deemed to be greater than 3.0:1.0 for purposes of this clause and (C) if, in connection with and prior to the date of any such prepayment, the Borrower shall deliver an Officer's Certificate demonstrating that after giving effect to such prepayment the Applicable Leverage Ratio would have been (and will as of the end of each of the next three fiscal quarters be) reduced to less than 3.0:1.0, then that portion of such prepayment that results in the reduction of the Applicable Leverage Ratio to 3.0:1.0 shall be paid in an amount equal to 100% of the Applicable Canadian Facility Percentage of the Net Cash Proceeds and any remaining portion of such Net Cash Proceeds shall be applied to such prepayment in an amount equal to 50% of the Applicable Canadian Facility Percentage of such Net Cash Proceeds; and, provided
                                                                   --------
               further, that the prepayment under this clause shall be reduced
               -------
               by the amount of any related optional prepayment of the Term B Loans made pursuant to an election described in Section 7.01(p).

                  (vi)    CONSTRAINED AMOUNTS.  On the day immediately following
                          -------------------
               the fifth anniversary of the Closing Date, the Borrower shall prepay the Term B Loans in an amount equal to the aggregate of all amounts which would, but for Section 2.04(c)(xiii)(A)(2), have been required to have been prepaid during the five years following the Closing Date unless Panolam International has complied with Section 2.04(c)(xiii)(C) of the US Credit Agreement.

                  (vii)   EXCESS LOANS. The Borrower shall from time to time
                          ------------
               prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed (including by reason of fluctuations in the exchange rate between Canadian Dollars and US Dollars) either of the following: (A) the Revolving Commitments then in effect or (B) the Borrowing Base Amount then in effect. If, at any time, the then outstanding aggregate amount of all Swing Line Loans shall exceed (including by reason of fluctuations in the exchange rate between Canadian Dollars and US Dollars) either (i) the Swing Line Commitment, or
               (ii) the aggregate amount of the Revolving Commitments of the Lenders minus the sum of (A) the Letter of Credit Usage at such time, and (B) the aggregate principal amount of the Revolving Loans then outstanding, the Borrower shall thereupon prepay, for the account of the Swing Line Lender, the outstanding principal amount of Swing Line Loans in an aggregate amount equal to such excess. If any excess remains after the prepayments required by this Section 2.04(c)(vii), the Borrower shall pay to the Administrative Agent for the accounts of the Appropriate Lenders, in same day funds, for deposit to a Cash Collateral Account (over which the Administrative Agent shall have sole and exclusive control, including right of withdrawal) an amount equal to such excess amount.

                  (viii)  CALCULATIONS; ADDITIONAL PREPAYMENTS AND REDUCTIONS.
                          ---------------------------------------------------
               Concurrently with any prepayment of the Term Loans, Revolving Loans and/or reduction of the Revolving Commitments pursuant to clauses through above, the Borrower shall deliver to the Administrative Agent an Officers' Certificate demonstrating the calculation in reasonable detail of the amount of the excess Loans, Net Cash Proceeds, Insurance/Condemnation Proceeds or Excess Cash Flow, as applicable, that gave rise to such prepayment and/or reduction and specifying the application thereof (in accordance with Section 2.04(c)(xiii)) to the prepayment of the Term Loans and/or any prepayment of the Revolving Loans (to the extent Revolving Loans will be repaid) and/or the reduction of the Revolving Commitments. In the event that the Borrower shall subsequently determine that the actual amount of such excess Loans, Net Cash Proceeds, Insurance/Condemnation Proceeds or Excess Cash Flow, as applicable, was greater than the amount set forth in such Officers' Certificate, the Borrower shall promptly make an additional prepayment of the Term Loans and/or the Revolving Loans and/or, if applicable, the Revolving Commitments shall be permanently reduced (in each case, as and to the extent set forth in Section 2.04(c)(xiii)), in an amount equal to the amount of such excess, and the Borrower shall concurrently therewith deliver to the Administrative Agent an Officers' Certificate demonstrating the derivation of the additional amounts resulting in such excess and specifying the application thereof as provided above.

                  (ix)    INCOMPLETE SETTLEMENT. If any Lender shall for any
                          ---------------------
               reason fail to pay any amount payable by it (including the funding of any participation in any Swing Line Loans), or fail to make any Revolving Loan to be made by it, pursuant to Section 2.02(f), the Borrower shall, on demand by the Administrative Agent, prepay the Swing Line Loans then outstanding in an amount equal to such amount.

                  (x)     REDUCTION OF SWING LINE COMMITMENTS. The Swing Line
                          -----------------------------------
               Commitment shall be (i) terminated automatically and simultaneously upon any termination in whole of the Revolving Commitments, and (ii) reduced ratably in an aggregate amount equal to the amount by which, as a result of any partial reduction of the Revolving Commitments of the Lenders, the aggregate Revolving Commitments of the Lenders are reduced below the Swing Line Sublimit.

                  (xi)    LETTER OF CREDIT CASH COLLATERAL. If, at any time, the
                          --------------------------------
               Letter of Credit Usage exceeds the Letter of Credit Sublimit in effect at such time, the Borrower shall immediately pay to the Administrative Agent, in same day funds, for deposit in the Letter of Credit Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such account to equal the amount of such excess.

                  (xii)   REDUCTION OF LETTER OF CREDIT SUBFACILITY. The
                          -----------------------------------------
               Letter of Credit Sublimit shall be permanently reduced from time to time on the date of each reduction in the Revolving Facility by the amount, if any, by which the amount of the Letter of Credit Sublimit exceeds the Revolving Facility after giving effect to such reduction of the Revolving Facility.

                  (xiii)  APPLICATION OF MANDATORY PREPAYMENTS.
                          ------------------------------------
                          (A) Except as otherwise specifically set forth in clauses , and above, all prepayments under this Section 2.04(c) shall be applied as follows:

                               (1) subject to clause 3, each prepayment under this Section 2.04(c) shall be applied first to the prepayment of the Term A Loans and Term B Loans to the full extent thereof on a pro rata basis in direct order of maturity (and pro rata among the Term A Lenders and Term B Lenders, respectively, as applicable) where the applicable clause of this Section 2.04(c) does not limit the prepayment to the Term A Loans, and, where the applicable clause of this Section 2.04(c) does limit the prepayment to the Term A Loans, to the prepayment of the Term A Loans to the full extent thereof on a pro rata basis in direct order of maturity and second, to prepay outstanding Revolving Loans and permanently
               ------
               reduce the Revolving Commitments (it being understood that the Revolving Commitments shall be reduced by the full amount of any such required prepayment whether or not any Revolving Loans are then outstanding);

                               (2) notwithstanding the foregoing clause 1, no prepayment under Section 2.04(c)(i) or Section 2.04(c)(iii) shall be applied to the Term B Loans to the extent that such application would result in the prepayment of more than 25% of the original principal amount of the Term B Loans on or before the fifth anniversary of the Closing Date, taking into account any prior prepayments and the scheduled repayments of the Term B Loans in Section 2.03(b); and

                               (3) notwithstanding the foregoing clauses 1 and 2, so long as (and to the extent that) any Term A Loans are outstanding, the Borrower may offer the Term B Lenders the option to, and any Term B Lender may elect to, waive its ratable share of any prepayment under this Section 2.04(c). In the event that any Term B Lender elects by 2:00 p.m. (Toronto time) on the day prior to the date of prepayment to waive such right with respect to any such prepayment under this Section 2.04(c), 50% of that Term B Lender's ratable share of such prepayment shall be applied to the prepayment of Term A Loans ratably to the Term A Lenders in direct order of maturity, and the remaining 50% of such amount shall be retained by the Borrower. If no Term A Loans are outstanding, such option to offer and election to waive prepayments shall not be available.

               (B) Considering Term A Loans, Term B Loans and Revolving Loans being paid separately, any prepayment thereof shall be applied (1), as between Base Rate Loans and Eurodollar Rate Loans, first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 9.04(c) and (2) as between Prime Rate Loans and BA Loans, first to Prime Rate Loans to the full extent thereof before application to BA Loans, in each case in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 9.04(c). If a Contract Period in respect of a BA Loan to which a prepayment is to be applied has not expired, the Borrower shall pay to the Administrative Agent for the accounts of the Appropriate Lenders, in same day funds, for deposit to a Cash Collateral Account (over which the Administrative Agent shall have sole and exclusive control, including right of withdrawal) an amount equal to the required prepayment to secure the Borrower's obligations in respect of such BA Loan until the expiry of the Contract Period therefor upon which such cash collateral shall be applied to the repayment of such BA Loan.

          (d)     INTEREST PAYABLE ON AMOUNTS PREPAID. All prepayments of
                   ----------------------------------
     Eurodollar Rate Loans under this Section 2.04 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

     SECTION 2.05 INTEREST.
                  --------

          The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal is paid in full at the applicable rate set forth below.

          (a)     INTEREST ON BASE RATE LOANS. Except to the extent that the
                  ---------------------------
     Borrower shall elect to pay interest on all or any part of any Loan made or to be made to the Borrower in US Dollars under Section 2.01 for any Interest Period pursuant to subsections and of this Section 2.05, the Borrower shall pay interest on the unpaid principal amount of each Loan made in US Dollars, from the date of such Loan until such principal amount is paid in full, (i) payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing March 31, 1999, and
     (ii) (A) with respect to Revolving Loans and Swing Line Loans, on the Revolving Commitment Termination Date, (B) with respect to Term A Loans, on the Term A Termination Date and (C) with respect to Term B Loans, on the Term B Termination Date, in each case at a fluctuating interest rate per annum equal to the sum of the Base Rate in effect from time to time plus
                                                                         ----
     the Applicable Base Rate Margin for such Type of Loan in effect from time to time.

          (b)     INTEREST PERIODS FOR EURODOLLAR RATE LOANS. The Borrower
                  ------------------------------------------
     may, pursuant to Section 2.05(c), elect to have the interest on the principal amount of all or any portion of any Loans made or to be made to the Borrower in US Dollars under Section 2.01, in each case ratably according to the respective outstanding principal amounts of Loans of the same Type owing to each Lender (each such principal amount owing to a Lender as to which such election has been made being a "EURODOLLAR RATE LOAN" owing to such Lender) determined and payable for a specified period (an "INTEREST PERIOD" for such Eurodollar Rate Loan) in accordance with
     Section 2.05(c); provided, however, that the Borrower may not have more than seven Eurodollar Rate Loans owing to any Lender outstanding at any one time. Each Interest Period shall be one, two, three, or six months, at the Borrower's election pursuant to Section 2.05(c); provided, however, that:

                  (i) the first day of an Interest Period for any Eurodollar Rate Loan shall be either the last day of any then current Interest Period for such Loan or, if there shall be no then current Interest Period for such Loan, any Business Day;

                  (ii) the Borrower may not select any Interest Period that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Base Rate Loans and of Eurodollar Rate Loans having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Loans due and payable on or prior to such date;

                  (iii) whenever the last day of any Interest Period would
               otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such
                                        --------  -------
               extension would cause the last day of such Interest Period to occur in the next following month, the last day of such Interest Period shall occur on the next preceding Business Day;

                  (iv) whenever the first day of any Interest Period occurs on a day of the month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

                  (v) for any Interest Period of six months, the Borrower shall pay interest on the three-month anniversary and at maturity.

          (c)  INTEREST ON EURODOLLAR RATE LOANS.  The Borrower may from time to
               ---------------------------------
     time, on the condition that no Default or Event of Default has occurred and is continuing, and subject to the provisions of Sections 2.05(b) and 2.05(f), elect to pay interest on all or any portion of any Loans in US Dollars of the same Type during any Interest Period therefor at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period for such Loans plus the Applicable Eurodollar Rate Margin in effect from time
                ----
     to time, in a Notice of Borrowing or Notice of Conversion/Continuation, specifying the Type and amount of the Loans as to which such election is made (which amount shall aggregate at least US$1,000,000 or any integral multiple of US$100,000 in excess thereof) and the first day and duration of such Interest Period, which notice shall be received by the Administrative Agent before 11:00 a.m. (Toronto time) three Business Days prior to the first day of such Interest Period. If the Borrower has made such election for Eurodollar Rate Loans for any Interest Period, the Borrower shall pay interest on the unpaid principal amount of such Eurodollar Rate Loans during such Interest Period, payable in arrears on the last Business Day of such Interest Period and, in the case of any Interest Period which is longer than three months, on each three month anniversary of the first day of such Interest Period, in each case at a rate equal to the sum of the Eurodollar Rate for such Interest Period for such Eurodollar Rate Loans plus the Applicable Eurodollar Rate Margin for such Type of Loan in effect from time to time during such Interest Period. On the last day of each Interest Period for any Eurodollar Rate Loan, the unpaid principal balance thereof shall, subject to Section 2.05(f), automatically become and bear interest as a Eurodollar Rate Loan with an Interest Period of one month, except to the extent that the Borrower has elected in a Notice of Conversion/Continuation to pay interest on all or any portion of such amount for a new Interest Period commencing on such day in accordance with this Section 2.05(c) or to convert such amount to a Base Rate Loan. Each notice by the Borrower under this Section 2.05(c) shall be irrevocable upon receipt by the Administrative Agent, and the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing or Notice of Conversion/Continuation, the applicable conditions set forth in this Section 2.05(c) or Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any such Eurodollar Rate Loan when such Eurodollar Rate Loan, as a result of such failure, is not made or does not become effective.

          (d) INTEREST ON PRIME RATE LOANS.  Except to the extent that the
          --- ----------------------------
     Borrower shall elect to borrow Revolving Loans in Canadian Dollars under
     Section 2.01 pursuant to Section 2.06, the Borrower shall pay interest on the unpaid principal amount of each Loan made in Canadian Dollars, from the date of such Loan until such principal amount is paid in full, (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing March 31, 1999, and (ii) on the Revolving Commitment Termination Date, in each case at a fluctuating interest rate per annum equal to the sum of the Prime Rate in effect from time to time plus the Applicable Prime Rate Margin in effect from time to
                  ----
     time.

          (e) INTEREST ON OVERDUE AMOUNTS. Upon a default in the payment of
              ---------------------------
     interest or any other amount (other than principal) due under this Agreement or any of the other Loan Documents to which the Borrower is a party, the Borrower shall pay interest on such overdue amount, both before and after judgment, at a rate per annum equal to (1) the rate of interest payable under this Section 2.05 on the principal amount to which such overdue interest relates, in the case of overdue interest, and (2) (a) the Prime Rate plus the Applicable Prime Rate Margin in effect from time to
                ----
     time plus 2.00% per annum, in the case of all such other overdue amounts
          ----
     denominated in Canadian Dollars, and (b) the Base Rate plus the Applicable
                                                            ----
     Base Rate Margin in effect from time to time in respect of Term B Loans that are Base Rate Loans plus 2.00% per annum, in the case of all such
                              ----
     other overdue amounts denominated in US Dollars (which overdue amounts, for greater certainty, shall not include overdue principal or interest in any case to which this subsection (2) is applicable), in each case, calculated on a daily basis from the date such amount becomes overdue for so long as such amount remains overdue. Such interest shall be payable at the dates set forth herein for the payment of interest and upon demand by the Administrative Agent.

          (f)  SUSPENSION OF EURODOLLAR RATE LOANS.
               -----------------------------------

               (i)    ILLEGALITY.  Notwithstanding any other provision of
                      ----------
          this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Loan under each Facility under which such Lender has any outstanding Loans will automatically, upon such demand, Convert into a Base Rate Loan and (ii) the obligation of the Appropriate Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist.

               (ii)   OTHER CIRCUMSTANCES.  If, with respect to any
                      -------------------
          Eurodollar Rate Loans of any Type, (A) the Administrative Agent shall determine in good faith (which determination shall be conclusive) that the Eurodollar Rate cannot be determined in accordance with the definition thereof, or (B) Lenders owed or to be owed at least 51% of the then aggregate unpaid principal amount thereof notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Loans will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan and
          (ii) the obligation of the Appropriate Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

               (iii)  SUSPENSION ON EVENT OF DEFAULT. Upon the occurrence
                      ------------------------------
          and during the continuance of any Event of Default, (i) each Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan and
          (ii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended.

               (iv)   LENDERS' OBLIGATION TO NOTIFY ADMINISTRATIVE AGENT. If
                      --------------------------------------------------
               any Lender shall give notice to the Administrative Agent under
               Section 2.05(f)(i) or
          and such Lender shall thereafter determine that the circumstances causing such notice no longer exist, such Lender shall promptly give written notice thereof to the Administrative Agent, and the Administrative Agent shall thereafter give notice thereof to the Borrower and the other Lenders.

          (g) INTEREST ACT. For purposes of disclosure pursuant to the Interest
              ------------
     Act (Canada), the annual rates of interest or fees, to which the rates of interest or fees provided in this Agreement and the other Loan Documents, and stated herein or therein, as applicable, to be computed on the basis of a 360 or 365 day year are equivalent, are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or 365, respectively.

          (h) LIMIT ON RATE OF INTEREST. If any provision of this Agreement or
              -------------------------
     any of the other Loan Documents would obligate the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to the affected Lender under Section
     2.05 or 2.06(c); and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), then the Borrower shall be entitled, by notice in writing to the affected Lender, to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to the Borrower. Any amount or rate of interest referred to in this Section 2.05(h) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the date on which all of the obligations in respect of the Revolving Facility, the Term A Loans or the Term B Loans to which any such charges, fees or expenses relate and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive, absent manifest error, for the purposes of such determination.

     SECTION 2.06 BA LOANS.
                  --------

            (a)   BANKERS' ACCEPTANCES. The Borrower may, from time to time, on
                  --------------------
    the condition that no Default or Event of Default has occurred and is continuing, request Revolving Loans consisting of BA Loans or convert Revolving Borrowings consisting of Prime Rate Loans into Revolving Borrowings consisting of BA Loans in a Notice of Borrowing or Notice of Conversion/Continuation, as applicable, specifying the amount of the Loans as to which such request is made (which amount shall aggregate at least CDN$1,000,000 or any integral multiple of CDN$100,000 in excess thereof) and the first day and duration of the Contract Period applicable thereto, which notice shall be received by the Administrative Agent before 11:00 a.m. (Toronto Time) on the second Business Day prior to the first day of such Contract Period. The obligations of the Revolving Lenders to make Revolving Borrowings consisting of BA Loans shall in each case be subject to availability thereof.

            (b)   DISCOUNT RATE.  On each day on which Bankers' Acceptances are
                  -------------
    to be accepted and purchased, the Administrative Agent shall advise the Borrower as to the Administrative Agent's determination of the applicable Discount Rate for the Bankers' Acceptances.

            (c)   PURCHASE. Upon acceptance of a Bankers' Acceptance by a
                  --------
    Lender, the Borrower shall sell and that Lender shall purchase the Bankers' Acceptance at the applicable Discount Rate. The Lender shall provide the Administrative Agent for the account of the Borrower the Discount Proceeds less the fee payable by the Borrower with respect to the Bankers' Acceptance pursuant to Section 2.07(c).

            (d)   SALE. Each Lender may from time to time hold, sell, rediscount
                  ----
    or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

            (e)   LENDERS TO SIGN BANKERS' ACCEPTANCES ON BEHALF OF THE
                  -----------------------------------------------------
    BORROWER. In order to facilitate the acceptance of Bankers'
    --------
    Acceptances under this Agreement, the Borrower hereby appoints each Lender, acting by an employee of the Lender with the responsibility for managing the Borrower's account, attorney of the Borrower to sign and endorse in handwriting or by facsimile or mechanical signature, and to complete, Bankers' Acceptances (including filling in the amount, date and maturity) for and on behalf of and in the name of the Borrower, as drawer. Neither the Administrative Agent nor any Lender nor any of their respective directors, officers, employees or representatives shall be responsible or liable for any action taken or omitted to be taken by it or them under this Section except if such action or omission constitutes gross negligence or willful misconduct. The Borrower hereby agrees to indemnify each Lender and its respective directors, officers, employees and representatives and to hold it and them harmless from and against any loss, liability, expense or claim of any kind or nature whatsoever incurred by any of them as a result of any action or inaction in any way relating to or arising out of the power of attorney granted hereby to such Lender; provided that, this indemnity shall not apply to any loss,
            -------- ----
    liability, expense or claim which results from the gross negligence or willful misconduct of such Lender or any of its directors, officers, employees or representatives. A power of attorney granted pursuant to this
    Section 2.06(e) may be revoked at any time upon not less than five Business Days' written notice served upon a Lender at its address set out in
    Schedule I hereto or the Assignment and Acceptance pursuant to which it became a Lender, as applicable, provided that, no such revocation shall
                                    -------- ----
    reduce, limit or otherwise affect the obligations of the Borrower in respect of any Bankers' Acceptance executed, completed, endorsed, discounted and/or delivered in accordance herewith prior to the time at which such revocation becomes effective.

            (f)   EXECUTION.  Notwithstanding that any Person whose signature
                  ---------
    appears on any Bankers' Acceptance may no longer be an authorized signatory for the Borrower at the time of issuance of a Bankers' Acceptance, that signature shall nevertheless be valid and sufficient for all purposes as if the authority had remained in force at the time of issuance and any Bankers' Acceptance so signed shall be binding on the Borrower.

            (g)   ISSUANCE. The Administrative Agent, promptly following receipt
                  --------
    of a Notice of Borrowing or Notice of Conversion/Continuation, shall advise the Lenders of the notice and shall advise each Lender of the face amount of the Bankers' Acceptance to be accepted and purchased by it and the applicable Contract Period (which shall be identical for all Lenders). The aggregate face amount of Bankers' Acceptance to be accepted and purchased by a Lender shall be determined by the Administrative Agent by reference to that Lender's rateable portion of the issue of Bankers' Acceptances, except that, if the face amount of a Bankers' Acceptance which would otherwise be accepted by a Lender would not be CDN$100,000, or a whole multiple thereof, the face amount shall be increased or reduced by the Administrative Agent in its sole discretion to CDN$100,000, or the nearest whole multiple of that amount, as appropriate.

            (h)   CONTINUATION.  At or before 11:00 a.m. (Toronto time) on the
                  -------------
    second Business Day before the maturity date of any Bankers' Acceptances, the Borrower shall give to the Administrative Agent a Notice of Conversion/Continuation if the Borrower intends to issue Bankers' Acceptances on the maturity date to provide for the payment of the maturing Bankers' Acceptances. Otherwise, the Borrower shall provide payment to the Administrative Agent on behalf of the Lenders of an amount equal to the aggregate face amount of all Bankers' Acceptances of the same issue on their maturity date. If the Borrower fails to make the payment, the Borrower's obligations in respect of the maturing Bankers' Acceptances shall automatically be converted on the maturity date thereof into Prime Rate Loans.

            (i)   TRANCHES. The Borrower may not have more than three tranches
                  --------
    of Bankers' Acceptances owing to any Lender outstanding at any time.

            (j)   WAIVER OF PRESENTMENT AND OTHER CONDITIONS. The Borrower
                  ------------------------------------------
    waives presentment for payment and any other defence to payment of any amounts due to a Lender in respect of a Bankers' Acceptance accepted and purchased by it pursuant to this Agreement which might exist solely by reason of the Bankers' Acceptance being held, at the maturity thereof, by the Lender in its own right and the Borrower agrees not to claim any days of grace if the Lender as holder sues the Borrower on the Bankers' Acceptance for payment of the amount payable by the Borrower thereunder.

            (k)   BA EQUIVALENT LOANS BY NON BA LENDERS.  Whenever the Borrower
                  -------------------------------------
    requests a BA Loan, each Non BA Lender shall, in lieu of accepting a Bankers' Acceptance, make a BA Equivalent Loan in an amount equal to the Non BA Lender's rateable portion of the Borrowing.

            (l)   TERMS APPLICABLE TO DISCOUNT NOTES. As set out in the
                  ----------------------------------
    definition of "BANKERS' ACCEPTANCES", that term includes Discount Notes and
                  ---------------------
    all terms of this Agreement applicable to Bankers' Acceptances shall apply equally to Discount Notes evidencing BA Equivalent Loans with such changes as may in the context be necessary. For greater certainty:

                  (i) the term of a Discount Note shall be the same as the
             Contract Period for Bankers' Acceptances accepted and purchased on the same date of Borrowing in respect of the same Borrowing;

                  (ii) an acceptance fee will be payable in respect of a
             Discount Note and shall be calculated at the same rate and in the same manner as the Acceptance Fee in respect of a Bankers' Acceptance; and

                  (iii) the Discount Rate applicable to a Discount Note shall be the Discount Rate applicable to Bankers' Acceptances accepted and purchased on the same date of Borrowing.

            (m)   DEPOSITORY BILLS AND NOTES ACT. At the option of the Borrower
                  ------------------------------
    and any Lender, Bankers' Acceptances under this Agreement to be accepted by that Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this Section 2.06.

            (n)   INDEMNITY. Each Notice of Borrowing and Notice of
                  ---------
    Conversion/Continuation given by the Borrower under this Section 2.06 shall be irrevocable upon receipt by the Administrative Agent, and the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing or Notice of Conversion/Continuation the applicable conditions set forth in this Section 2.06 and

    Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any BA Loan when such BA Loan, as a result of such failure, is not made or does not become effective.

            (o)   SUSPENSION ON EVENT OF DEFAULT. Upon the occurrence and during
                  ------------------------------
    the continuance of an Event of Default, (i) each BA Loan will automatically, on the last day of the then existing Contract Period therefor, Convert into a Prime Rate Loan and (ii) the obligation of the Revolving Lenders to make, or to Convert Prime Rate Loans into, or to continue, BA Loans shall be suspended.

    SECTION 2.07 FEES.
                 ----

            (a)  COMMITMENT FEES.  The Borrower agrees to pay to the
                 ---------------
    Administrative Agent a commitment fee in US Dollars on the average daily Unused Revolving Commitment of each Revolving Lender, for the account of such Lender, from the Closing Date in the case of each Revolving Lender that is an Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Revolving Lender in the case of each other Revolving Lender, in each case until the Revolving Commitment Termination Date, at a rate per annum equal to 0.50%, payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing March 31, 1999, and on the Revolving Commitment Termination Date.

            (b) LETTER OF CREDIT FEES.  The Borrower agrees to pay the Letter of
                ---------------------
    Credit fees set forth in Section 3.05.

            (c) BANKERS' ACCEPTANCE FEE. Upon acceptance of a Bankers'
                -----------------------
    Acceptance by a Lender, the Borrower shall pay to the Administrative Agent on behalf of the Lender a fee in Canadian Dollars calculated on the face amount of the Bankers' Acceptance at a rate per annum equal to the Applicable BA Acceptance Rate in effect on the date of such acceptance on the basis of the number of days in the Contract Period for the Bankers' Acceptance and a year of 365 days.

            (d) OTHER FEES. The Borrower agrees to pay to the Lead Arranger and
                ----------
    the Administrative Agent, for their own respective accounts (i) the fees in US Dollars in the amounts and at the times set forth in the Fee Agreement, and (ii) such other fees as may from time to time be agreed between the Borrower and the Administrative Agent, the Syndication Agent or the Lead Arranger.

            (e)   ABSOLUTE OBLIGATION. The Borrower's obligation hereunder to
                  -------------------
    pay the fees referred to in this Section 2.07 shall be absolute and unconditional and shall survive the making and repayment of Loans, the termination of all Letter of Credit Obligations and the termination of this Agreement. All fees which are due or become due pursuant to this Section 2.07 are nonrefundable.

    SECTION 2.08  INCREASED COSTS, ETC.
                  --------------------

            (a)   INCREASED COSTS. If, due to either (i) the introduction of or
                  ---------------
    any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority including, without limitation, the US National Association of Insurance Commissioners (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining any Loan or of agreeing to Issue or of Issuing or maintaining Letters of Credit (or of agreeing to purchase or purchasing participations therein) or of agreeing to pay or of paying any Letter of Credit Drawings (or of agreeing to purchase or purchasing participations therein), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party on an after-tax basis for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

            (b)   CAPITAL REQUIREMENTS. If, due to either (i) the introduction
                  --------------------
    of or any change in or in the interpretation of any law or regulation or
    (ii) the compliance with any guideline or request from any central bank or other governmental authority including, without limitation, the US National Association of Insurance Commissioners (whether or not having the force of law), there shall be any increase in the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to Issue or purchase participations in Letters of Credit hereunder and other commitments of such type or the Issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party on an after-tax basis in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to Issue or participate in Letters of Credit hereunder or to the Issuance or maintenance of or participation in any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

            (c) REPLACEMENT OF LENDER IN RESPECT OF INCREASED COSTS. Within 15
                ----------------------------------------------------
    days after receipt by the Borrower of written notice and demand from any Lender Party for payment of additional amounts or increased costs as provided in Section 2.08(a), Section 2.08(b) or Section 2.10(a) or of written notice from any Lender under Section 2.05(f)(i) (in each case, an "AFFECTED LENDER"),
                                                        ---------------
    Borrower may, at its option, notify the Administrative agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default shall have occurred and be continuing, and so long as such demand for such payment of additional amounts or increased costs has not been withdrawn, the Borrower, with the consent of the Administrative Agent, may obtain, at the Borrower's expense, a replacement Lender ("REPLACEMENT LENDER") for the Affected Lender, which
              ------------------
    Replacement Lender must be reasonably satisfactory to the Administrative Agent. If the Borrower obtains a Replacement Lender within 120 days following notice of its intention to do so, the Affected Lender must sell and assign its Loans and Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and fees with respect thereto through the date of such sale, provided that, the Borrower shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment and, provided further, that if such Affected Lender is an Issuing Bank, cash collateral or other arrangements satisfactory to such Affected Lender shall have been provided with respect to each outstanding Letter of Credit issued by such Issuing Bank.

    SECTION 2.09 PAYMENTS AND COMPUTATIONS.
                 --------------------------

            (a)   PAYMENTS BY BORROWER. The Borrower shall make each payment
                  ---------------------
    hereunder and under any other Loan Document to which it is a party, irrespective of and without condition or deduction for any counterclaim, defense, recoupment or setoff, in the currency of the Obligation to which such payment relates and in same day funds delivered to the Administrative Agent not later than 2:00 p.m. (Toronto time) on the day when due by deposit of such funds to the Administrative Agent's Account. Any payment so delivered to the Administrative Agent after 2:00 p.m. (Toronto time) on any Business Day, or on any day which is not a Business Day, shall be deemed received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent will promptly after receipt of each payment cause to be distributed like funds relating to the payment of principal, interest, commitment fees or letter of credit fees ratably to each Appropriate Lender for its account, and like funds relating to the payment of any other amount payable to any Lender or any Issuing Bank (including payments with respect to Letters of Credit and payments for the account of any Lender under Section 2.08, Section 2.10 or Section 9.04(c)) to such Lender for its account or to such Issuing Bank, in each case to be applied in accordance with, and subject to, the terms of this Agreement, including
    Section 2.09(e). Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
    Section 9.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under any other Loan Document in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

            (b)   COMPUTATIONS. Unless stated otherwise (1) all calculations,
                  ------------
    comparisons, measurements and determinations under this Agreement shall be made in US Dollars and (2) all calculations of interest, fees and commissions shall be made by the Administrative Agent on a daily basis and on the basis of a year of 360 days in the cases of amounts denominated in US Dollars or a year of 365 days in the cases of amounts denominated in Canadian Dollars, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable; provided that, if any Loan
                                                    -------- ----
    is repaid on the same day on which it is made, one day's interest shall be paid on such Loan. For the purpose of all calculations, comparisons, measurements and determinations referred to in clause (1) above, amounts denominated in Canadian Dollars shall be converted into the Equivalent Amount of US Dollars on the date of calculation, comparison, measurement or determination. Each determination by the Administrative Agent of an interest rate, fee, commission or discount rate and each calculation, comparison and measurement by the Administrative Agent hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (c)   PAYMENTS ASSUMED.  Unless the Administrative Agent shall have
                  -----------------
    received notice from the Borrower prior to the date on which any payment is due to the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, but shall not be required to, cause to be distributed to each Lender or such Issuing Bank on such due date an amount equal to the amount then due to such Lender or such Issuing Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender and Issuing Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender or Issuing Bank together with interest thereon, for each day from the date such amount is distributed to such Lender or Issuing Bank until the date such Lender or Issuing Bank repays such amount to the Administrative Agent, at the Federal Funds Rate in the case of amounts denominated in US Dollars or the Administrative Agent's cost of funds in the case of amounts denominated in Canadian Dollars.

          (d)     APPLICATION OF PAYMENTS SPECIFIED BY THE BORROWER. Except as
                  --------------------------------------------------
    otherwise specified herein, so long as no Event of Default has occurred and is continuing, all payments shall be applied as instructed by the Borrower (except that, unless the Administrative Agent otherwise consents, outstanding Swing Line Loans shall be prepaid before prepayment of any Revolving Loans) if such instructions are received by the Administrative Agent prior to or contemporaneously with receipt of funds therefor.

            (e)   APPLICATION OF PAYMENTS NOT OTHERWISE SPECIFIED. If the
                  ------------------------------------------------
    Administrative Agent receives funds for application to the Loans or any Letter of Credit Obligations or other Obligations of the Borrower under the Loan Documents under circumstances for which the Loan Documents do not specify the Loans or the Facility or the Obligations to which, or the manner in which, such funds are to be applied, the Administrative Agent shall apply such funds in such manner as it shall determine or as otherwise directed by the Required Lenders.

            (f)   PAYMENTS ON BUSINESS DAYS. Whenever any payment hereunder or
                  --------------------------
    under any other Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment and other fees; provided,
                                                                      --------
    however, if such extension would cause payment of interest on or principal
    -------
    of any Eurodollar Rate Loan to be made in the next following month, such payment shall be made on the next preceding Business Day.

            (g)   RECEIPT OF PAYMENTS. If the Administrative Agent receives any
                  -------------------
    payment from or on behalf of the Borrower in a currency other than the currency in which an Obligation due and payable is denominated, the Administrative Agent may convert the payment (including the monetary proceeds of a realization upon Collateral) into the currency of the relevant Obligation at the exchange rate that the Administrative Agent would be prepared to sell the currency in which the relevant Obligation is denominated against the proceeds received in Toronto on the Business Day immediately following the date of actual payment. The Obligations shall be satisfied only to the extent of the amount actually received by the Administrative Agent upon such conversion.

            (h)   CERTAIN TERMS. The terms "pay", "paid" or "payment" under this
                  --------------
    Agreement shall include prepay, prepaid or prepayment, respectively, under this Agreement, and the term "due" under this Agreement shall include due by reason of a mandatory prepayment (including upon an actual or deemed entry of an order for relief with respect to any Loan Party under the US Bankruptcy Code or upon acceleration).

     SECTION 2.10 TAXES.
                  ------

            (a)   WITHHOLDING TAXES. Except as otherwise provided in Section
                  ------------------
    9.07, any and all payments by the Borrower hereunder or under the Notes (if any) to any Lender Party or the Administrative Agent shall be made, in accordance with Section 2.09, free and clear of and without deduction for any Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) except as otherwise provided in Section 9.07, the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
    (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b)   OTHER TAXES. In addition, the Borrower shall pay any present
                  -----------
    or future stamp, documentary, excise (including goods and services), property or similar taxes, charges or levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").
                                                             -----------

            (c)   INDEMNIFICATION. Except as otherwise provided in Section 9.07,
                  ----------------
    the Borrower shall indemnify each Lender Party and the Administrative Agent for the full amount of Taxes and Other Taxes, and for the full amount of Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10, paid by such Lender Party or the Administrative Agent
    (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender
    Party or the Administrative Agent (as the case may be) makes written demand therefor.

            (d)   EVIDENCE OF PAYMENT. Within 30 days after the date of any
                  -------------------
    payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original receipt of payment thereof or a certified copy of such receipt.

            (e)   SURVIVAL. Without prejudice to the survival of any other
                  --------
    agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.10 shall survive the payment in full of principal and interest hereunder and under the Notes (if any).

            (f)   CHANGE OF LENDING OFFICE. If the Borrower is required to pay
                  -------------------------
    any additional amount to a Lender, the Administrative Agent or any taxing authority for the account of any Lender or the Administrative Agent pursuant to this Section 2.10, the Borrower shall have the right, upon notice to such Lender or the Administrative Agent, as applicable, to require such Lender or the Administrative Agent, as applicable, to use reasonable efforts to designate a different lending office for funding or booking its loan (or any loan participation) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the sole judgment of such Lender or the Administrative Agent, as applicable, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 2.10, as the case may be, in the future and (B) would not cause such Lender or the Administrative Agent, as applicable, to suffer any economic, legal or regulatory disadvantage. With respect to the foregoing, the Borrower hereby agrees to pay on demand all reasonable costs and expenses incurred by any

    Lender or the Administrative Agent, as applicable, in connection with any such designation or assignment.

    SECTION 2.11  SHARING OF PAYMENTS, ETC.
                  -------------------------
          If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes (if any) at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes (if any) at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes (if any) at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes (if any) at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes (if any) at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes (if any) at such time obtained by all the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such
                           --------  -------
excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such other Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section
2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

    SECTION 2.12  USE OF PROCEEDS.
                  ----------------

            (a)   TERM LOANS. The proceeds of the Term Loans shall be applied by
                  -----------
    the Borrower to refinance all existing indebtedness of the Borrower outstanding under the Existing Credit Agreement and to pay related fees and expenses of the Transactions.

               (b)  REVOLVING LOANS; SWING LINE LOANS. The proceeds of Revolving
                    ----------------------------------
     Loans and of Swing Line Loans shall be available to the Borrower (and the Borrower agrees that it shall use such proceeds) to provide working capital for the Borrower and its Subsidiaries, to fund Permitted Acquisitions by the Borrower and its Subsidiaries and, subject to the provisions of this Agreement and the other Loan Documents, for other general corporate purposes of the Borrower and its Subsidiaries.

     SECTION 2.13   EVIDENCE OF DEBT.
                    -----------------

               (a)  MAINTENANCE OF ACCOUNTS BY LENDERS. Each Lender shall
                    -----------------------------------
     maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (b)  MAINTENANCE OF ACCOUNTS BY ADMINISTRATIVE AGENT. The
                    ------------------------------------------------
     Register maintained by the Administrative Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type and Interest Type of the Loans comprising such Borrowing and any Interest Period or Contract Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal, interest, discount and fees due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from or on behalf of the Borrower hereunder and each Lender's share thereof. The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

               (c)  EXECUTION OF PROMISSORY NOTES BY BORROWER. The Borrower
                    -----------------------------------------
     hereby agrees that if, in the opinion of any Lender, a promissory note or other evidence of debt is required, appropriate or desirable to reflect or enforce the indebtedness of the Borrower resulting from the Term Loans, Revolving Loans or Swing Line Loans made, or to be made, by such Lender, then upon request of such Lender, the Borrower shall promptly execute and deliver to such Lender, for each of the Loans made or to be made by such Lender, a promissory note substantially in the forms of Exhibits VII-A-1
                                                             ----------------
     and VII-A-2 for Revolving Loans, Exhibit VII-B for Term A Loans, Exhibit
         -------                      -------------                   -------
     VII-C for Term B Loans and Exhibit VII-D-1 and Exhibit VII-D-2 for Swing
     -----                      ---------------     ---------------
     Line Loans, each payable to the order of such Lender in an amount equal to the Term Loans, Revolving Commitment or Swing Line Commitment (as the case may be) of such Lender.

                                 ARTICLE III.
                    AMOUNTS AND TERMS OF LETTERS OF CREDIT

    SECTION 3.01    THE LETTER OF CREDIT SUBFACILITY.
                    ---------------------------------

          The Borrower may request any Lender, on the terms and conditions herein set forth, to Issue, and any such Lender may, if in its sole discretion it elects to do so, and the Letter of Credit Bank shall, if no other Lender elects to do so, Issue Letters of Credit for the account of the Borrower (the "LETTER OF CREDIT SUBFACILITY") from time to time on any Business Day during the
-----------------------------
period after the Closing Date until 30 days prior to the Revolving Commitment Termination Date; provided that (i) the aggregate amount for all Letters of
                  -------- ----
Credit outstanding shall not exceed at any time the lesser of (a) US$3,000,000 or the Equivalent Amount thereof in Canadian Dollars (the "LETTER OF CREDIT
                                                           ----------------
SUBLIMIT") and (b) the Net Borrowing Availability and (ii) the amount of each
--------
such Letter of Credit to be Issued shall not exceed the Unused Revolving Commitments of the Lenders on the Business Day of its Issuance. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of (i) the Revolving Commitment Termination Date and (ii) one year from the date of Issuance thereof. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrower may request the Issuance of one or more Letters of Credit under this Section 3.01, repay amounts due resulting from Letter of Credit Drawings thereunder pursuant to Section 3.03, and request the Issuance of one or more additional Letters of Credit under this Section 3.01.

     SECTION 3.02   ISSUANCE OF LETTERS OF CREDIT.
                    ------------------------------

               (a)  NOTICE OF ISSUANCE. Each Letter of Credit shall be Issued
                    -------------------
     pursuant to a Notice of Issuance, which must be received by the Administrative Agent and the Issuing Bank not later than 2:00 p.m. (Toronto time) on the third Business Day prior to the date of the proposed Issuance of such Letter of Credit (or such shorter period as may be acceptable to the applicable Issuing Bank). Each such Notice of Issuance shall specify whether such Letter of Credit is to be a Standby Letter of Credit or a Trade Letter of Credit and shall further specify therein the requested (i) date of such Issuance (which shall be a Business Day), (ii) amount of such Letter of Credit, (iii) currency of such Letter of Credit, (iv) expiration date of such Letter of Credit, (v) name and address of the beneficiary of such Letter of Credit, and (vi) form of such Letter of Credit, and shall be accompanied by such customary application and agreement for letter of credit of the Issuing Bank (a "LETTER OF CREDIT AGREEMENT") as the Issuing
                                    --------------------------
     Bank may specify to the Borrower for use in connection with such requested Letter of Credit.

               (b)  CONDITIONS TO ISSUANCE. If (i) the requested form of such
                    -----------------------
     Letter of Credit is acceptable to the Administrative Agent and the Issuing Bank in the reasonable discretion of each, (ii) in the case of any Issuing Bank other than the Letter of Credit Bank, such Issuing Bank elects in its sole discretion to Issue the requested Letter of

     Credit, and (iii) such Issuing Bank has not received notice from the Administrative Agent or any Revolving Lender that the Issuance of such Letter of Credit is not authorized because such Issuance would not comply with the requirements of Section 3.01 or one or more of the conditions set forth in Section 4.02 has not been satisfied, then such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Section 4.02 (which fulfillment such Issuing Bank may assume in the absence of actual knowledge, or notice received from the Borrower, the Administrative Agent or any Revolving Lender, to the contrary) and subject to the provisions of this Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 9.02 or as otherwise agreed upon with the Borrower in connection with such Issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

               (c)  REPORTS BY ISSUING BANKS. Each Issuing Bank shall furnish to
                    -------------------------
     the Administrative Agent (who shall furnish a copy to each Revolving Lender) (i) on the fifth Business Day of each month a written report summarizing Issuance and expiration dates of Letters of Credit Issued by such Issuing Bank during the preceding month and all Letter of Credit Drawings during such month under all Letters of Credit Issued by such Issuing Bank, and (ii) two Business Days prior to the last Business Day of each March, June, September and December, a written report setting forth the average daily Letter of Credit Usage during the preceding calendar quarter of all Letters of Credit Issued by such Issuing Bank.

     SECTION 3.03   DRAWING AND REIMBURSEMENT.
                    --------------------------

               The Borrower agrees to reimburse the Issuing Bank under each Letter of Credit, within one Business Day after it has notice of any Letter of Credit Drawing paid by such Issuing Bank thereunder, for the principal amount of such Letter of Credit Drawing, and shall pay to such Issuing Bank, on demand, interest on the unreimbursed amount of such Letter of Credit Drawing at a rate per annum equal to (a) from the date of such Letter of Credit Drawing to the first Business Day after notice thereof has been given to the Borrower, the rate applicable to Term B Loans that are Base Rate Loans in effect from time to time, in the case of such principal amounts that are denominated in US Dollars, or, the rate applicable to Revolving Loans that are Prime Rate Loans in effect from time to time, in the case of such principal amounts that are denominated in Canadian Dollars, and (b) from and after such first Business Day, the applicable rate referred to in paragraph (a) above plus, in each case, 2.00% per annum. If the Borrower shall fail to so reimburse the Issuing Bank within one Business Day after the Borrower receives notice that any such Letter of Credit Drawing has been paid, then upon demand by the Issuing Bank, and whether or not a Default has occurred and is continuing or any conditions set forth in Section 4.02 are satisfied, each Revolving Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell to each Revolving Lender, a participation in (equal to such Lender's Revolving Pro Rata Share of) such unreimbursed Letter of Credit Drawing as of the date of such purchase, by making available for the account of such Issuing Bank, by deposit to the

Administrative Agent's Account, in same day funds, an amount equal to the portion of the unreimbursed principal amount of such Letter of Credit Drawing to be funded by such Lender. Each Revolving Lender agrees to purchase a participation in the amount of its Revolving Pro Rata Share of an unreimbursed Letter of Credit Drawing on (A) the Business Day on which demand therefor is made by the Issuing Bank that paid such Letter of Credit Drawing, provided that,
                                                                  -------- ----
notice of such demand is given not later than 2:00 p.m. (Toronto time) on such Business Day, or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such sale by an Issuing Bank to any Lender of a participation in an unreimbursed Letter of Credit Drawing, such Issuing Bank represents and warrants to such Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Drawing, the Loan Documents or any Loan Party.

     SECTION 3.04   OBLIGATIONS ABSOLUTE.
                    ---------------------

               The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreements and instruments under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Borrower thereof):

               (a) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (this Agreement and all of the other foregoing being collectively referred to herein as the "LETTER OF CREDIT DOCUMENTS");
                                                   --------------------------

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any Letter of Credit Document or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents;

               (c) the existence of any claim, set-off, defense or other right that the Borrower or any of its Subsidiaries may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the Letter of Credit Documents or any unrelated transaction;

               (d) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (e) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

               (f) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the Letter of Credit Documents; or

               (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

     SECTION 3.05   LETTER OF CREDIT FEES.
                    ----------------------

               (a)  The Borrower shall pay to the Administrative Agent:

                    (i) for the account of the Issuing Bank that Issues a Letter of Credit, an issuance fee in the currency of such Letter of Credit and in an amount equal to 0.25% per annum on the stated amount of such Letter of Credit, payable quarterly in arrears after the Issuance thereof on the last Business Day of each March, June, September and December, and on the Revolving Commitment Termination Date; and

                    (ii) for the account of each Revolving Lender according to its Revolving Pro Rata Share, a letter of credit fee with respect to (A) all Letters of Credit denominated in US Dollars in an amount equal to the Applicable Eurodollar Rate Margin then in effect for Revolving Loans and (B) all Letters of Credit denominated in Canadian Dollars in an amount equal to the Applicable BA Rate Margin then in effect for Revolving Loans, and calculated on the average daily Letter of Credit Usage, payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing March 31, 1999, and on the Revolving Commitment Termination Date.

     For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable.

               (b) The Borrower shall pay to each Issuing Bank, for its own account and on demand, such other commissions, issuance fees, transfer fees and other fees, charges and expenses in connection with the Issuance, amendment, transfer, cancellation or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree; provided that, in
                                                               -------- ----
     no event shall any Issuing Bank require, after giving effect to the amounts payable to it pursuant to Section 3.05(a) (in the case of the Issuance of any Letter of Credit), more than the standard fees, charges and expenses which it normally charges in connection with such matters.

     SECTION 3.06   USE OF LETTERS OF CREDIT.
                    -------------------------

               Any Letters of Credit Issued hereunder shall be used solely (a) to support Obligations of the Borrower and its Subsidiaries not prohibited hereunder, and (b) for the purposes described in the definition of "TRADE LETTER
                                                                    ------------
OF CREDIT".
---------

                                  ARTICLE IV.
                             CONDITIONS OF LENDING

     SECTION 4.01   CONDITIONS PRECEDENT TO INITIAL BORROWINGS.
                    -------------------------------------------

               The obligation of each Lender to make a Loan on the occasion of the initial Borrowings on the Closing Date is subject to the following conditions precedent:

               (a) the Lead Arranger, the Syndication Agent and the Administrative Agent shall be satisfied with the final structure of the Transactions and the terms and provisions of all Loan Documents and Related Documents;

               (b) the Subordinated Debt Documents (including, but not limited to, all covenants, defaults, subordination and redemption provisions) and the use of proceeds of the Subordinated Notes shall all be on terms and conditions, and all such documentation shall be in form and substance, satisfactory to the Lead Arranger, the Syndication Agent and the Administrative Agent;

               (c) the Pioneer Acquisition Agreement shall be in full force and effect and shall not have been terminated;

               (d) the Pioneer Acquisition shall have been consummated (i) strictly in accordance with the terms of the Pioneer Acquisition Agreement, without any waiver or amendment not consented to by the Lenders of any term, provision or condition set forth therein, (ii) in compliance with all applicable laws and (iii) for aggregate proceeds not exceeding US$160,000,000 at closing (excluding fees, expenses and other costs relating to the Transactions totaling approximately US$12,500,000) and not requiring any additional payments other than payments not exceeding US$15,000,000 in the aggregate pursuant to Section 2(e)(v) of the Pioneer Acquisition Agreement;

               (e) Panolam International shall have received gross proceeds of at least US$135,000,000 from the sale of the Subordinated Notes and US$5,000,000 in the form of a capital contribution from the sale of common stock of Holdings to Genstar Capital and management;

               (f) the Administrative Agent shall have received fully executed originals of pay-off letters reasonably satisfactory to the Administrative Agent confirming that all Obligations pursuant to the Existing Credit Documentation will be repaid in full from the proceeds of the term loans made under the US Credit Agreement and the Term Loans and all Liens upon any property of any Loan Party or any of their respective Subsidiaries in favor of the Existing Lenders shall be terminated by the Existing Lenders immediately upon such payment;

               (g) the Lenders shall be satisfied that all Existing Debt, other than the Domtar Note and the Capital Leases set forth on Schedule 5.01(q)(ii) (the "SURVIVING DEBT"), has been prepaid, redeemed or defeased
                       --------------
     in full or otherwise satisfied and extinguished, that all commitments under any Existing Debt have been terminated, and that all Liens (other than Permitted Liens and those created pursuant to the Loan Documents and the US Loan Documents) have been released;

               (h) there shall have occurred since December 31, 1997 no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect;

               (i) there shall exist no material action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their respective Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Pioneer Acquisition, this Agreement, any Note, any other Loan Document, any Related Document or the consummation of the transactions contemplated hereby and thereby;

               (j) the Borrower and Panolam International shall have paid all accrued fees and expenses of the Lead Arranger, the Agents and the Lenders required to be paid on or before the Closing Date (including the accrued fees and expenses of counsel to the Syndication Agent and the Administrative Agent and local counsel to the Syndication Agent and the Administrative Agent);

               (k) the Administrative Agent shall have received on or before the day of the Closing Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Required Lenders (unless otherwise specified) and (except for the Notes, if any) in sufficient copies for each Lender:

                   (i)    the Notes to the order of each Lender, as appropriate;

                   (ii) certified copies of the Certificate or Articles of Incorporation of each Loan Party, together with a Certificate of Status from the Director under the OBCA for the Borrower, a good standing certificate from the Secretary of State (or other appropriate authority) of each other Loan Party's jurisdiction of incorporation for such Loan Party and the applicable equivalent thereof for each other province and state in which any Loan Party is qualified as an extra-provincial or foreign corporation to do business (as set forth on Schedule 4.01(k)(ii)) and, to the extent generally available for each Loan Party, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

                   (iii) a bringdown Certificate of Status from the Director under the OBCA for the Borrower and bringdown good standing certificates for each other Loan Party from the Secretary of State (or other appropriate authority) of such Loan Party's jurisdiction of incorporation certifying that such Loan Party is incorporated and has not been dissolved or is duly incorporated, as applicable, and, in the case of the Loan Parties other than the Borrower, is in good standing under the laws of its respective jurisdiction of incorporation on or about the Closing Date;

                   (iv) copies of the Bylaws of each Loan Party, certified as of the Closing Date by such Loan Party's corporate secretary or an assistant secretary;

                   (v) copies of the unanimous shareholder agreement to which the Borrower is subject, duly executed by Panolam International, together with resolutions of Panolam International and the resolutions of the Board of Directors of each other Loan Party, in each case (as appropriate), approving the Pioneer Acquisition, the Transactions, this Agreement, the Notes, each other Loan Document and each Related Document to which the Borrower or such other Loan Party is or is to be a party, and authorizing the execution, delivery and performance of each Loan Document and Related Document to which the Borrower or such other Loan Party is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment;

                   (vi) copies of all documents evidencing other necessary corporate action (if any) in connection with the Pioneer Acquisition, the Transactions, this Agreement, the Notes (if any), each other Loan Document and each Related Document;

                   (vii) copies of all governmental and third party approvals (if any) necessary or advisable and set forth on Schedule 4.01(k)(vii) in connection with the Pioneer Acquisition, the Transactions, this Agreement, the Notes, each other Loan Document, each Related Document and the continuing operations of each of the Loan Parties, which approvals shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on any of the Transactions;

                   (viii) signature and incumbency certificates of the
               officers of each Loan Party executing any Loan Document;

                   (ix)   (A) executed originals of each of the Loan Documents,
               (B) certified copies of each of the Related Documents, duly executed by the parties thereto and in each case in form and substance satisfactory to the Administrative Agent and its counsel, together with all agreements, instruments and other documents delivered in connection therewith, and (C) execution and delivery of such other credit, security, guarantee and other related documentation in connection with the Transactions as the Administrative Agent or the Required Lenders may reasonably request;

                   (x) copies of (A) the Patent License Agreement between Panolam US, as licensor, and the Borrower, as licensee, dated as of June 7, 1996, the Trade Mark License Agreement between Panolam US, as licensor, and the Borrower, as licensee, dated as of June 7, 1996, the Trade Mark License Agreement between Panolam US, as licensor, and the Borrower, as licensee, dated April 14, 1997, each certified by the Secretary or Assistant Secretary of the Borrower as of the Closing Date to be true and complete, together with a certificate from such Secretary or Assistant Secretary as of the Closing Date that there are no other material agreements respecting intellectual property entered into between any Loan Parties (other than in respect of readily available commercial software and the agreement referred to in clause (B) immediately below) and (B) the Agreement Respecting Intellectual Property duly executed by Panolam US, the Borrower, the US Administrative Agent and the Administrative Agent;

                   (xi) a copy of the duly executed Stock Option Agreement dated as of June 7, 1996 between Group, Genstar Capital Partners II, L.P. and the other Parent Stockholders (as defined in such agreement), and all amendments to the Stock Option Agreement, certified by the Secretary or Assistant Secretary of the Borrower as of the Closing Date to be true and complete;

                   (xii) a copy of each of the duly executed Genstar Agreements, each certified by the Secretary or Assistant Secretary of the Borrower as of the Closing Date to be true and complete and each in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders;

                   (xiii) a certificate of the Borrower and each other Loan
               Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Closing Date (the statements made in which certificate shall be true on and as of the Closing
               Date), certifying as to (A) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Director's or the Secretary of State's certificate referred to in Section 4.01(k)(ii), as applicable, (B) a true and correct copy of the bylaws of the Borrower and such other Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation of each Loan Party and good standing of each Loan Party as corporations organized under the laws of their respective jurisdictions of incorporation, and the absence of any proceeding for the dissolution or liquidation of each Loan Party,
               (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default;

                   (xiv) a security agreement in substantially the applicable form of Exhibit X (together with any additional security
                       ---------
               agreement executed by any Loan Party in favor of the Administrative Agent and/or the Lenders after the Closing Date, as amended from time to time in accordance with their terms, each, a "SECURITY AGREEMENT"), duly executed by each Loan Party,
                        ------------------
               together with:

                          (A) certificates representing the Pledged Shares of
               the Borrower referred to in the Security Agreement executed by Panolam International, accompanied by an undated share transfer power executed in blank, and instruments evidencing the Pledged Debt referred to in the Security Agreement endorsed in blank by the Borrower;

                          (B) a verification statement verifying proper
               registration under the PPSA (Ontario) and executed copies of proper financing statements, in appropriate form for filing under the PPSA of all jurisdictions in the United States of America, that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by the Security Agreements, covering the Collateral described in the Security Agreements; and

                          (C) confirmations executed by Persons with PPSA
               registrations prior to the registrations in favor of the Administrative Agent confirming the nature of the Collateral in respect of which those registrations have been made in form and substance reasonably satisfactory to the Administrative Agent;

                   (xv) mortgages, assignment of leases and rents, deeds of trust, trust deeds, leasehold mortgages and leasehold deeds of trust in substantially the applicable form of Exhibit XII and
                                                             -----------
               covering the properties listed on Schedule 4.01(k)(xv), together with any additional security documents of substantially similar purposes executed by any Loan Party in favor of the Administrative Agent and/or the Lenders after the Closing Date, as amended from time to time in accordance with their terms, the "MORTGAGES"), duly executed by each applicable Loan Party,
                ---------
               together with:

                          (A) evidence that counterparts of the Mortgages have
               been duly recorded (or executed and delivered in appropriate form for filing and recording) in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first (in the case of any Mortgage executed by the Borrower) or second (in the case of any Mortgage executed by any other Loan Party) and subsisting Lien on the property described therein (subject to Permitted Liens and exceptions set forth in the applicable Mortgage Policies (as defined below)) in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lender Parties and that all filing and recording taxes and fees have been paid or provided for;

                          (B) for the properties described in paragraphs 2 to 7
               inclusive of Schedule 4.01(k)(xv), fully paid American Land Title Association Lender's Extended Coverage title insurance policies, and for the property described in paragraph 1 of Schedule 4.01(k)(xv), a fully paid First American Title Insurance Company Form 1 (12-90) Loan Policy (Ontario) with a guarantee endorsement for the ALTA 1970 Loan Policy, as amended in 1992 (the "MORTGAGE
                                                                       --------
               POLICIES") or commitments therefor in form and substance, with
               --------
               endorsements and in amount reasonably acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first (in the case of any Mortgage executed by the Borrower) or second (in the case of any Mortgage executed by any other Loan Party) and subsisting Liens on the property described therein, subject only to Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics', construction and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably deem necessary or desirable; and

                           (C) such consents and agreements of lessors and other
               third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable;

                   (xvi)   a guaranty in substantially the form of Exhibit XI
                                                                   ----------
               (together with any additional guaranty or guarantee executed by any Loan Party in favor of the Administrative Agent and/or the Lenders after the Closing Date, as amended from time to time in accordance with its terms, each, a "GUARANTY"), duly executed by
                                                   --------
               each of the Guarantors;

                   (xvii) pro forma Consolidated opening balance sheets of each of the Borrower and Panolam International as of the Closing Date, giving effect to the Transactions and reflecting the proposed legal and capital structure of Holdings and its Subsidiaries, which legal and capital structure shall be satisfactory in all respects to the Lead Arranger, the Syndication Agent and the Administrative Agent;

                   (xviii) (A) the audited financial statements of Holdings and its Subsidiaries on a Consolidated basis and of Pioneer dated December 28, 1995, December 27, 1996, and December 26, 1997, (B) the unaudited financial statements of Holdings and its Subsidiaries on a Consolidated basis and of Pioneer for each quarterly period completed subsequent to December 31, 1997, and
               (C) the available unaudited financial statements of Holdings and its Subsidiaries on a Consolidated basis and of Pioneer for each monthly period subsequent to the most recently ended quarterly period;

                   (xix) the Projections in form and substance satisfactory to the Syndication Agent and the Administrative Agent in all respects;

                   (xx) a certificate of the Chief Financial Officer of Panolam International, in form and substance satisfactory to the Administrative Agent and the Lenders, attesting to the Solvency of each Loan Party after giving effect to the Pioneer Acquisition and the Transactions;

                   (xxi) certified copies of the environmental reports listed on Schedule 4.01(k)(xxi);

                   (xxii)  evidence of insurance naming the Administrative
               Agent as insured and loss payee in form and substance reasonably satisfactory to the Administrative Agent with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks (including, but not limited to, general and other liability and business interruption), as is satisfactory to the Administrative Agent and the Syndication Agent;

                   (xxiii)   certified copies of each employment agreement and
               other compensation arrangement with each executive officer of any Loan Party;

                   (xxiv) certified copies of all Material Contracts of each Loan Party;

                   (xxv) favorable opinions of Davies, Ward & Beck, counsel to the Borrower, and of Brobeck, Phleger & Harrison LLP, counsel to the other Loan Parties, in substantially the forms of Exhibit
                                                                        -------
               XIII-A hereto and as to such other matters as the Agents or any
               ------
               Lender through the Administrative Agent may reasonably request;

                   (xxvi) favorable opinions of counsel to the Borrower or Panolam International under the laws of each jurisdiction in which any material portion of the Collateral is located with respect to the creation and perfection of the security interests in favor of the Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction as the Agents or any Lender through the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Syndication Agent and the Administrative Agent dated as of the Closing Date and setting forth substantially the matters in the applicable form of opinion annexed hereto as Exhibit XIII-B;
                                 --------------

                   (xxvii)   copies of (i) such opinions of counsel delivered to
               the parties under the US Credit Agreement, (ii) the opinions of counsel, if any, delivered to the parties under the Pioneer Acquisition Agreement and (iii) each opinion of counsel to Panolam International delivered in connection with the Subordinated Debt Documents, together with a letter from each counsel (other than counsel to Pioneer in connection with the Pioneer Acquisition Agreement) delivering such opinion authorizing the Lenders to rely upon such opinion to the same extent as though it were addressed to the Lenders;

                   (xxviii)  such other policies of title insurance, closing
               certificates, resolutions, solvency certificates and opinions of counsel, in each case satisfactory in form and substance to the Lead Arranger, the Syndication Agent and the Administrative Agent, as they may reasonably deem necessary in connection with the Transactions;

                   (xxix) an acknowledgement (as amended, supplemented and otherwise modified, the "ACKNOWLEDGEMENT RESPECTING SALES
                                        --------------------------------
               AGREEMENTS") duly executed by Panolam US and the Borrower and
               ----------
               addressed to the Administrative Agent and the US Administrative

               Agent in which those Loan Parties clarify certain inadvertent errors in certain sales agreements described in the Schedules to such acknowledgement, in form and substance reasonably satisfactory to the Administrative Agent;

                    (xxx)  an Intercreditor and Subordination Agreement in
               substantially the form of Exhibit XVI (as amended from time to
                                         -----------
               time in accordance with its terms, the "INTERCREDITOR
                                                       -------------
               AGREEMENT"), duly executed by the Administrative Agent, the US Administrative Agent and the Loan Parties;

               (l) the Administrative Agent shall have received the initial Notice of Borrowing in accordance with Section 2.02(a) and a Borrowing Base Certificate as of January 31, 1999 and such other Receivables and Inventory reports as the Administrative Agent may reasonably request; and

               (m) Panolam International shall have received (or shall substantially concurrently receive) the proceeds of the initial loans under the US Credit Agreement of at least US$55,000,000 or the Administrative Agent shall otherwise be satisfied that the closing under the US Credit Agreement will happen concurrently with the closing under this Agreement.

     SECTION 4.02   CONDITIONS PRECEDENT TO EACH BORROWING AND ISSUANCE.
                    ----------------------------------------------------

               The obligation of each Appropriate Lender to make a Loan (other than payment against a Letter of Credit Drawing and other than a Revolving Loan made by a Revolving Lender pursuant to Section 2.02(f)) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrower to request a Swing Line Borrowing or the Issuance of a Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or Issuance the following statements shall be true and the Administrative Agent shall have received for the account of such Lender or such Issuing Bank a certificate signed by a duly authorized officer of the Borrower, dated the date of such Borrowing or Issuance, stating that (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or Issuance such statements are true):

               (a) the representations and warranties contained in each Loan Document are true and correct on and as of the date of such Borrowing or Issuance, before and after giving effect to such Borrowing or Issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of such Borrowing or Issuance (which shall be true and correct as of such other date);

               (b) no event or condition has occurred and is continuing, or would result from such Borrowing or Issuance or from the application of the proceeds therefrom, that constitutes a Default; and

               (c) for each Revolving Loan or Swing Line Loan or Issuance of any Letter of Credit, the Borrowing Base Amount exceeds the Total Utilization of Revolving Commitments and the specific credit limits set forth in the first sentence of Sections 2.01(c), 2.01(d) and 3.01 are not exceeded after giving effect to such Loan or Issuance, respectively.

     SECTION 4.03   DETERMINATIONS UNDER SECTION 4.01.
                    ----------------------------------

               For purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the Transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.

                                  ARTICLE V.
                        REPRESENTATIONS AND WARRANTIES

     SECTION 5.01   REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.
                    -----------------------------------------------

               Each Loan Party represents and warrants as follows:

               (a)  INCORPORATION, QUALIFICATION, CORPORATE POWER AND
                    -------------------------------------------------
     AUTHORIZATION. Each Loan Party (i) is a corporation duly organized, validly
     -------------
     existing and good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding Capital Stock of each Loan Party has been validly issued, is fully paid and non-assessable and, as of the date hereof, is owned by the respective parties set forth in Schedule 5.01(b) in the amounts specified therein free and clear of all Liens.

               (b)  CAPITAL STOCK. Set forth on Schedule 5.01(b) hereto is a
                    --------------
     complete and accurate list, as of the date hereof, of all Loan Parties and each of their respective Subsidiaries, showing as of the date hereof (as to each such Loan Party and Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of Capital Stock authorized and outstanding, the percentage of the outstanding shares of each such class owned (directly or indirectly) by another Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights. All of the outstanding Capital Stock of each Loan Party has been validly issued, is fully paid and non-assessable and (except in the case of Holdings) is owned by another Loan Party free and clear of all Liens, except those created by the Collateral Documents.

               (c)  AUTHORIZATION; NO CONFLICT OR VIOLATION; COMPLIANCE WITH
                    --------------------------------------------------------
     LAWS. The execution, delivery and performance by each Loan Party of this
     ----
     Agreement, the Notes (if any), each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Pioneer Acquisition and the other Transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the US Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents and the US Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

               (d)  APPROVALS AND CONSENTS. No authorization or approval or
                    ----------------------
     other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes (if any), any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Pioneer Acquisition or the other Transactions contemplated hereby, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents and the US Loan Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents and the US Loan Documents (including the first or second priority nature thereof, as applicable) or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on
     Schedule 5.01(d), all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Pioneer Acquisition and the other Transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Pioneer Acquisition or the rights of the Loan Parties freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

               (e)  ENFORCEABILITY. This Agreement has been, and each of the
                    ---------------
     Notes (if any), each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each of the Notes (if any), each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

               (f)  FINANCIAL STATEMENTS.
                    ---------------------

                    (i) (A) The audited Consolidated balance sheets of Holdings and its Subsidiaries as at December 31, 1996 and 1997, the related audited Consolidated statements of operations for the period from May 16, 1996 to December 31, 1996 and the year ended December 31, 1997, the related audited Consolidated statements of stockholders' equity for the period from May 16, 1996 to December 31, 1996 and the year ended December 31, 1997, and the related audited Consolidated statements of cash flows for the period from May 16, 1996 to December 31, 1996 and the year ended December 31, 1997, accompanied by an opinion of Coopers & Lybrand, independent public accountants, and (B) the unaudited Consolidated balance sheets of Holdings and its Subsidiaries as at September 30, 1998, the related unaudited Consolidated statements of operations for the nine-month periods ended September 30, 1997 and 1998, the related unaudited Consolidated statements of stockholders' equity for the period from January 1, 1998 to September 30, 1998, and the related unaudited Consolidated statements of cash flows for the nine-month periods ended September 30, 1997 and 1998, duly certified by the Chief Financial Officer, copies of all of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets and statements in the foregoing clause (B), to year-end audit adjustments, the Consolidated financial condition of Holdings and its Subsidiaries as at such dates and the Consolidated results of the operations of Holdings and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, and since December 31, 1997, there has occurred no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

                    (ii) (A) The audited balance sheets of Pioneer as at
               December 28, 1995, December 27, 1996 and December 26, 1997, the related audited statements of income for the period from July 21, 1995 to December 28, 1995 and the years ended December 27, 1996 and December 26, 1997, and the related audited statements of cash flows for the period from July 21, 1995 to December 28, 1995 and the years ended December 27, 1996 and December 26, 1997, accompanied by an opinion of PricewaterhouseCoopers LLP, independent public accountants, and
               (B) the unaudited balance sheets of the Borrower as at September 25, 1998, the related unaudited statements of income for the nine-month periods ended September 26, 1997 and September 25, 1998, and the related unaudited statements of cash flows for the nine-month periods ended September 26, 1997 and September 25, 1998, duly certified by the Chief Financial Officer, copies of all of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets and statements in the foregoing clause (B), to year-end audit adjustments, the financial condition of Pioneer as at such dates and the results of the operations of Pioneer for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, and since December 26, 1997, there has occurred no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

                    (iii) The Consolidated pro forma opening balance sheets of each of the Borrower and Panolam International as of the Closing Date, and the related Consolidated pro forma statements of income and cash flows of the Borrower and Panolam International as of December 31, 1998 and for the Fiscal Year then ended, certified by the Chief Financial Officer, copies of which have been furnished to each Lender, fairly present the Consolidated pro forma financial condition of the Borrower and of Panolam International and its Domestic Subsidiaries as at the Closing Date and the Consolidated pro forma results of operations of the Borrower and of Panolam International and its Domestic Subsidiaries for the period ended on December 31, 1998, in each case giving effect to the Pioneer Acquisition and the other Transactions contemplated hereby, all in accordance with GAAP.

                    (iv) The Consolidated forecasted balance sheets, income statements and cash flows statements of Holdings and its Subsidiaries delivered to the Lenders pursuant to Section 4.01 or
               5.01 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

               (g)  DISCLOSURE. Neither the Information Memorandum (by itself)
                    -----------
     nor any other information, exhibit or report (taken as a whole) furnished by any Loan Party to the Lead Arranger, any Agent or any Lender in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

               (h)  LITIGATION. There is no action, suit, investigation,
                    -----------
     litigation or proceeding affecting any Loan Party, including any Environmental Action, pending or (to its knowledge) threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Pioneer Acquisition, this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby.

               (i)  USE OF PROCEEDS.
                    ---------------

                    (i) No proceeds of any Loan will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act.

                    (ii) None of the Loan Parties is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                    (iii) Following application of the proceeds of each Loan, not more than 25 percent of the value of the assets (either of Panolam International only or of Panolam International and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 6.02(a) or Section 6.02(e) or subject to any restriction contained in any agreement or instrument between any Loan Party and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 7.01(e) will be Margin Stock.

               (j)  PENSION PLANS.
                    -------------

                    (i) Set forth on Schedule 5.01(j) hereto is a complete and accurate list of all Canadian Benefit Plans and Canadian Pension Plans respecting employees and/or former employees of any Loan Party.

                    (ii) The Canadian Pension Plans are duly registered under the ITA and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status. None of the Loan Parties makes any contributions in respect of a multi-employer pension plan. All material obligations of each Loan Party (including fiduciary, funding, investment and administration obligations) required to be performed in respect of the Canadian Benefit Plans and the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion.

                    (iii) There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans. There are no outstanding disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans.

                    (iv) The most recent actuarial report respecting each of the Canadian Pension Plans has been filed with all applicable regulatory authorities in a timely fashion and has been delivered to the Administrative Agent and the Lenders. The Employee Pension Plan for employees of the Borrower is in the process of being converted from a defined benefit plan to a defined contribution plan effective January 1, 1999, as described in
               Schedule 5.01(j). There have been no material adverse changes to any of the Canadian Pension Plans since the events described in
               Schedule 5.01(j).

                    (v) Set forth on Schedule 5.01(j) hereto is a complete and accurate list of all Plans and Welfare Plans with respect to any employees of any Loan Party.

                    (vi) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates that has resulted in or is reasonably likely to result in liability of any Loan Party in excess, either individually or in the aggregate with all other ERISA Events which have occurred or are reasonably expected to occur, of US$2,000,000.

                    (vii) Schedule B (Actuarial Information) to the 1997 annual report (Form 5500 Series) for each Plan of any Loan Party and each Plan of each ERISA Affiliate that is not a Loan Party and that has an Insufficiency in excess of US$2,000,000, copies of which have been filed with the US Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

                    (viii) Neither any Loan Party nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan which would, either individually or in the aggregate with other payments of Withdrawal Liability with respect to all Multiemployer Plans, increase the amounts contributed or required to be contributed by the Loan Parties to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such Withdrawal Liability is incurred by an amount exceeding US$1,000,000.

                    (ix) Neither any Loan Party nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA where the amount of liability incurred, or that may reasonably be expected to be incurred, by the Loan Parties with respect to such event, either individually or in the aggregate with all other such events, would exceed US$2,000,000.

               (k)  NO ADVERSE CONDITIONS. Neither the business nor the
                    ----------------------
     properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

               (l)  COMPLIANCE WITH ENVIRONMENTAL LAWS.
                    -----------------------------------

                    (i) Except as set forth on Schedule 5.01(l)(i), the operations and properties of each Loan Party comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of each Loan Party, each Loan Party is in compliance in all material respects with all such Environmental Permits, and no circumstances exist that could (A) form the basis of an Environmental Action against any Loan Party or any of its respective properties that could have a Material Adverse Effect or (B) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                    (ii) Except as set forth on Schedule 5.01(l)(ii), as it may be updated from time to time (but only to the extent items identified on any such update could not reasonably be expected to have a Material Adverse Effect), none of the properties of any Loan Party is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks are located on any property of any Loan Party or, to the best of its knowledge, on any adjoining property.

                    (iii) Except as set forth on Schedule 5.01(l)(iii), no Loan Party has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of any Loan Party or, to the best of its knowledge, any adjoining property, except for limited quantities required in connection with the normal operation and maintenance of such properties and used or stored at such properties in compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits, in each case other than those that would have no Material Adverse Effect.

               (m)  TAX INFORMATION.
                    ---------------

                    (i) Each Loan Party has filed, has caused to be filed or has been included in all Federal and other material tax returns (Federal, provincial, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                    (ii) Set forth on Schedule 5.01(m) hereto is a complete and accurate list, as of the date hereof, of each taxable year of
               (A) the Loan Parties for which US Federal income tax returns have been filed and (B) the Borrower for which Canadian Federal income tax returns have been filed, in each case for which the expiration of the applicable statute of limitations for assessment, reassessment or collection has not occurred by reason of waiver, extension or otherwise (an "OPEN YEAR").
                                                      ---------

                    (iii) The aggregate unpaid amount, as of the date hereof, of adjustments to the US Federal income tax liability of the Loan Parties proposed by the US Internal Revenue Service with respect to Open Years does not exceed US$100,000. The aggregate unpaid amount, as of the date hereof, of adjustments to the Canadian Federal income tax liability of the Borrower proposed by Revenue Canada with respect to Open Years does not exceed CDN$150,000. Set forth on Schedule 5.01(m) hereto in respect of each Loan Party are complete and accurate descriptions, as of the date hereof, of each such item that separately, for all such Open Years, together with applicable interest and penalties, exceeds US$50,000 in the case of any of the Loan Parties (excluding the Borrower) or CDN$75,000 in the case of the Borrower. No issues have been raised by Revenue Canada or the US Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

                    (iv) The aggregate unpaid amount, as of the date hereof, of adjustments to the state, local and foreign tax liability of the Company proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to US Federal income tax returns) does not exceed US$50,000. The aggregate unpaid amount, as of the date hereof, of adjustments to the provincial, local and foreign tax liability of the Borrower proposed by all provincial, local and foreign taxing authorities (other than amounts arising from adjustments to Canadian Federal income tax returns) does not exceed CDN$75,000. No issues have been raised by such taxing authorities that, in the aggregate, could have a Material Adverse Effect.

                    (v) The Pioneer Acquisition will not be taxable to Holdings or any of its Subsidiaries or Affiliates.

               (n)  NO INVESTMENT COMPANY. Neither any Loan Party nor any of its
                    ----------------------
     Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or a "principal underwriter" for, an "investment company", as such terms are defined in the US Investment Company Act of 1940, as amended. Neither the making of any Loans, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

               (o) SOLVENCY. Each Loan Party is, individually and together with its Subsidiaries, Solvent.

               (p)  ASSETS OF HOLDINGS AND ITS SUBSIDIARIES.
                    ---------------------------------------

                    (i) As of the Closing Date, Holdings owns no assets other than the Capital Stock of Group, certain deferred tax assets and other assets with a fair market value that does not exceed US$10,000 or the Equivalent Amount thereof; Group owns no assets other than the Capital Stock of PII Second and other assets with a fair market value that does not exceed US$ 10,000 or the Equivalent Amount thereof; PII Second owns no assets other than the Capital Stock of Panolam International and other assets with a fair market value that does not exceed US$10,000 or the Equivalent Amount thereof; Panolam International owns no assets other than the Capital Stock of each of the Borrower, Panolam US and Pioneer, other Investments in its Subsidiaries permitted hereunder and other assets with a fair market value that does not exceed US$10,000 or the Equivalent Amount thereof.

                    (ii) As of the Closing Date, none of Holdings, Group, PII
               Second or Panolam International has engaged in any trade or business or incurred any Debt or any other liabilities (which have not been completely repaid or discharged), except for the Domtar Note, the Genstar Agreements and the Obligations under the Loan Documents and the Related Documents, and in connection with its corporate formation and maintenance.

               (q)  DEBT OF HOLDINGS AND ITS SUBSIDIARIES.
                    --------------------------------------

                    (i) Set forth on Schedule 5.01(q)(i) hereto is a complete and accurate list of all Existing Debt, showing as of the date hereof the principal amount outstanding thereunder. There are no outstanding letters of credit as of the Closing Date in respect of which Holdings or any of its Subsidiaries has any financial obligations.

                    (ii) Set forth on Schedule 5.01(q)(ii) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the principal amount outstanding thereunder.

               (r)  DOMTAR NOTE. As of the Closing Date, the Borrower has caused
                    ------------
     to be delivered to the Administrative Agent a complete and correct copy of the Domtar Note (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). All Obligations, including the Obligations to pay principal of and interest on the Loans and the Letter of Credit Obligations, and all Liens granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in the Collateral constitute permitted indebtedness and liens, respectively, under the Domtar Note. Holdings is the sole obligor under the Domtar Note and no other Loan Party has any liability in respect of the Domtar Note.

               (s)  OWNED REAL PROPERTY.
                    --------------------

                    (i) Set forth on Schedule 5.01(s) hereto is a complete and accurate list of all real property owned by any Loan Party, showing as of the date hereof the street address, municipality, county or other relevant jurisdiction, province, state and record/registered owner. Each Loan Party has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

                    (ii) Set forth on Schedule 5.01(s) hereto is a complete and accurate list of all leases of real property under which any Loan Party is the lessee, showing as of the date hereof the street address, municipality, county or other relevant jurisdiction, province, state, lessor, lessee, expiration date and annual rental cost thereof. To the best knowledge of each Loan Party, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

               (t)  MATERIAL CONTRACTS. Set forth on Schedule 5.01(t) hereto is
                    -------------------
     a complete and accurate list of all Material Contracts of each Loan Party, showing as of the date hereof the parties, subject matter and term thereof. Each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and there exists no default under any Material Contract by any party thereto.

               (u)  PIONEER ACQUISITION AGREEMENT. Each of the representations
                    ------------------------------
     and warranties in the Pioneer Acquisition Agreement is true and correct in all material respects as of the Closing Date, in each case subject to the qualifications set forth in the Pioneer Acquisition Agreement and the schedules and exhibits thereto.

               (v)  INVESTMENTS. Set forth on Schedule 5.01(v) hereto is a
                    ------------
     complete and accurate list of all Investments held by any Loan Party, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

               (w)  INTELLECTUAL PROPERTY. Set forth on Schedule 5.01(w) hereto
                    ----------------------
     is a complete and accurate list of all patents, patent designs, industrial designs, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

               (x)  OTHER AGREEMENTS. Schedule 5.01(x) sets forth a complete and
                    -----------------
     accurate list as of the date hereof of (i) all joint venture and partnership agreements to which any Loan Party is a party, and (ii) all covenants not to compete restricting any Loan Party, to which any Loan Party is a party or by which any Loan Party is bound.

               (y)  YEAR 2000. Any reprogramming required to permit the proper
                    ----------
     functioning, in and following the year 2000, of (i) each Loan Party's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which any Loan Party's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Loan Parties of such reprogramming and testing of the reasonably foreseeable consequences of year 2000 to the Loan Parties (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of each Loan Party are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit such Loan Party to conduct its business without Material Adverse Effect. Each Loan Party represents and warrants that it has a reasonable basis to believe that no year 2000 problem will cause a Material Adverse Effect.

               (z)  EXCLUDED MELAMINE SUBS. As of the date hereof, neither of
                    ----------------------
     the Excluded Melamine Subs owns any assets or is engaged in any trade or business or has incurred any other liabilities which have not been completely repaid or discharged, except for such liabilities as are required by law in connection with its corporate formation and existence.

                                  ARTICLE VI.
                         COVENANTS OF THE LOAN PARTIES

     SECTION 6.01   AFFIRMATIVE COVENANTS.
                    ----------------------

               So long as any Loan or Unreimbursed Letter of Credit Liability shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

               (a)  COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its
                    --------------------------
     Subsidiaries to comply (i) in all material respects, with all applicable laws, rules, regulations and orders and (ii) in all respects with all provisions under applicable laws containing prohibitions or restrictions on financial assistance and, for greater certainty and without limiting any other covenant of any Loan Party hereunder, each Loan Party agrees that any event, activity or transaction otherwise permitted hereunder shall only be permitted to occur if such event, activity or transaction would not result in a breach of this Section 6.01(a).

               (b)  PAYMENT OF TAXES, ETC. Pay and discharge, and cause each of
                    ----------------------
     its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however,
                                                           --------  -------
     that none of the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any material Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors; and provided further, that if the
                                                  -------- -------
     non-payment of any such tax, assessment, charge, levy or claim might become a Lien upon any Loan Party's property, such Loan Party shall have notified the Administrative Agent of the maximum amount thereof, and such amount shall constitute a Reserve (but without duplication) for the purpose of determining the Borrowing Base Amount (unless the Administrative Agent otherwise consents in writing).

               (c)  COMPLIANCE WITH ENVIRONMENTAL LAWS. Comply, and cause each
                    -----------------------------------
     of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; and obtain and renew all Environmental Permits necessary for its operations and properties.

          (d)  MAINTENANCE OF INSURANCE; DAMAGE TO OR DESTRUCTION OF COLLATERAL.
               -----------------------------------------------------------------

               (i) Maintain, at their sole cost and expense, the policies of insurance described on Schedule 6.01(d) as in effect on the Closing Date (or equivalent replacements thereof), in form and with insurers reasonably acceptable to the Administrative Agent. If any Loan Party at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, the Administrative Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent reasonably deems advisable. The Administrative Agent shall have no obligation to obtain insurance for any Loan Party or pay any premiums therefor. By doing so, the Administrative Agent shall not be deemed to have waived any Default or Event of Default arising from any Loan Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable legal counsel fees, court costs and other reasonable charges related thereto, shall be payable on demand by the Borrower (to the extent not prohibited or limited by applicable law and, if prohibited or limited by applicable law, then at the expense (to the extent not recoverable from the Borrower) of any one or more of the other Loan Parties designated by the Administrative Agent) to the Administrative Agent and shall be additional Obligations hereunder secured by the Collateral.

               (ii) The Administrative Agent reserves the right at any time upon any change in any Loan Party's risk profile (including any change in the product mix maintained by any Loan Party or any laws affecting the potential liability of such Loan Party) to require additional forms and limits of insurance to, in the Administrative Agent's reasonable opinion, adequately protect both the Administrative Agent's and the Lenders' interests in all or any portion of the Collateral and to ensure that each Loan Party is protected by insurance in amounts and with coverage customary for its industry.

               (iii) In the event that any Collateral is damaged, destroyed or lost and any insurance proceeds are payable as a result of such occurrence and the cost of the repair, restoration or replacement is reasonably expected to exceed US$10,000,000, or the Equivalent Amount thereof, and the Loans are not required to be prepaid pursuant to
          Section 2.04, then: (A) within 30 days after the date of such damage, destruction or loss, the Borrower shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent: (1) a written plan for the repair, restoration or replacement of such Collateral, including the estimated cost of such repair, restoration or replacement and time of completion, and
          (2) such other documents and information relating to such repair, restoration or replacement as the

          Administrative Agent or the Required Lenders may reasonably request;
          (B) any related insurance proceeds shall be immediately paid into a Cash Collateral Account in the name of the Borrower at a bank (other than a Lender or the Administrative Agent) acceptable to the Administrative Agent (which account must be subject to a blocked account agreement reasonably satisfactory in form and substance to the Administrative Agent) which account shall be used solely to pay the cost of such repair, restoration or replacement and shall be disbursed in accordance with such terms, conditions and procedures as the Administrative Agent may reasonably require, provided that (1) the
                                                       -------- ----
          Administrative Agent shall have no obligation to disburse any such amounts if an Event of Default has occurred and is continuing, and (2) if the amount of any such insurance proceeds paid into such Cash Collateral Account exceeds the cost of completing the repair, restoration or replacement, the excess may be applied by Administrative Agent to the Obligations hereunder in such order and manner as the Administrative Agent may determine (provided that no
                                                            -------- ----
          amount shall be applied to the payment of the Term B Loans to the extent that such application would result in the payment of more than 25% of the original principal amount of the Term B Loans on or before the fifth anniversary of the Closing Date, taking into account any prior prepayments and the scheduled repayments of the Term B Loans in
          Section 2.03(b)) or, at the option of the Administrative Agent and the Required Lenders, may be released to the Borrower.

          (e)  PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain
               -----------------------------------------
     its corporate existence, rights (charter and statutory) and franchises; provided, however, a Loan Party may consummate any amalgamation, merger or
     --------  -------
     consolidation permitted under Section 6.02(d), provided further, none of
                                                    -------- -------
     the Loan Parties shall be required to preserve any right or franchise if the Board of Directors of such Loan Party shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Loan Party or Lender Party.

          (f)  VISITATION RIGHTS. At any reasonable time and from time to time,
               ------------------
     permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of each Loan Party, and to discuss the affairs, finances and accounts of each Loan Party with any of their officers or directors and with their independent certified or chartered public accountants.

          (g)  PREPARATION OF ENVIRONMENTAL REPORTS. At the request of the
               -------------------------------------
     Administrative Agent and the Required Lenders from time to time, provide to the Lenders within 90 days after such request, at the expense of the Borrower (to the extent not prohibited or limited by applicable law and, if prohibited or limited by applicable law, then at the expense (to the extent not recoverable from the Borrower) of any one or more of the other Loan Parties designated by the Administrative Agent), an environmental site assessment report for all of the Loan Parties' properties described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent and the Required Lenders, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; provided that the Borrower
                                                      -------- ----
     may satisfy the foregoing obligations by providing the Administrative Agent and the Required Lenders with a copy of an environmental site assessment report prepared by an independent environmental consulting firm within three years prior to such request unless a Loan Party knows or has reason to know that a new condition has occurred or that an existing condition has materially adversely changed. Without limiting the generality of the foregoing, if the Administrative Agent or the Required Lenders determine at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent or the Required Lenders may retain an environmental consulting firm to prepare such report at the expense of the Borrower (to the extent not prohibited or limited by applicable law, and, if prohibited or limited by applicable law, then at the expense (to the extent not recoverable from the Borrower) of any one or more of the other Loan Parties designated by the Administrative Agent), and each Loan Party hereby grants and agrees to grant at the time of such request, to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

          (h)  APPRAISALS. The Borrower, at its own expense (to the extent not
               -----------
     prohibited or limited by applicable law, and, if prohibited or limited by applicable law, then at the expense (to the extent not recoverable from the Borrower) of any one or more of the other Loan Parties designated by the Administrative Agent), shall deliver to the Administrative Agent within 60 days of written request therefor such appraisals satisfying the requirements of any applicable laws and regulations concerning the value of such of the real property of any of the Loan Parties as the Administrative Agent may request at any time to comply with such laws or regulations, such appraisals to be conducted by an appraiser, and be in form and substance, satisfactory to the Administrative Agent.

          (i)  KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to
               -----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all their respective financial transactions and their respective assets and business in accordance with generally accepted accounting principles in effect from time to time.

          (j)  MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause
               -------------------------------
     each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (k)  COMPLIANCE WITH TERMS OF LEASEHOLDS.  (i) Make all payments and
               ------------------------------------
     otherwise perform all obligations in respect of all Material Leases of real property, (ii) keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, except in connection with the moving or consolidation of facilities as determined to be in the best interest of Panolam International and its Subsidiaries by the Board of Directors of Panolam International, (iii) notify the Administrative Agent of any default by any party with respect to such leases and (iv) cooperate with the Administrative Agent in all respects to cure any such default.

          (l)  PERFORMANCE OF LOAN DOCUMENTS AND RELATED DOCUMENTS. Perform and
               ----------------------------------------------------
     observe all of the terms and provisions of each Loan Document and Related Document to be performed or observed by it, maintain each such Loan Document and Related Document in full force and effect, enforce such Loan Document and Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Loan Document and Related Document such demands and requests for information and reports or for action as it is entitled to make under such Loan Document or Related Document.

          (m)  PERFORMANCE OF MATERIAL CONTRACTS. Perform and observe all the
               ----------------------------------
     terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, in each case, unless Panolam International's Board of Directors (or the Borrower's Board of Directors if the Borrower is party to such Material Contract and the Borrower's Board of Directors' powers to manage or supervise the management of the business and affairs of the Borrower have not been restricted by a written declaration constituting an unanimous shareholder agreement made by Panolam International, as the sole shareholder of the Borrower) determines otherwise in the best interest of Panolam International (or the Borrower if the Borrower or any of its Subsidiaries is party to such Material Contract), and take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as it is entitled to make under such Material Contract.

          (n)  ADDITIONAL LOAN PARTIES; ADDITIONAL COLLATERAL.
               -----------------------------------------------

               (i) Substantially concurrently with the formation or acquisition of any Subsidiary of any Loan Party, (A) cause such Subsidiary to deliver to the Administrative Agent a confirmation that it is a "LOAN PARTY" and shall comply with and be bound by this
                   ----------
          Agreement and the Intercreditor Agreement as a Loan Party hereto and thereto, (B) cause such Subsidiary (unless such Subsidiary is a

          Foreign Subsidiary that is not a Subsidiary of the Borrower) to unconditionally guarantee all Obligations of the Borrower hereunder and under the Notes (if any) by executing and delivering to the Administrative Agent an amendment to Guaranty substantially in the form of Exhibit XIV, if such Subsidiary is a corporation incorporated
                  -----------
          under the laws of the United States of America, or a guarantee in form and substance satisfactory to the Administrative Agent, acting reasonably, in all other cases, (C) cause such Subsidiary (unless such Subsidiary is a Foreign Subsidiary that is not a Subsidiary of the Borrower) to execute and deliver to the Administrative Agent, an amendment to Security Agreement, substantially in the form of Exhibit
                                                                        -------
          XV, if such Subsidiary is organized under the laws of the United
          --
          States of America, or a Security Agreement (or the applicable equivalent thereof taking into account the laws of the relevant jurisdictions under which the Subsidiary is organized, domiciled (within the meaning of the Quebec Civil Code), and located and in which the Subsidiary has assets or property) in form and substance satisfactory to the Administrative Agent, acting reasonably, in all other cases, (whereby such Subsidiary shall in each case, grant a Lien on those of its assets described in the Security Agreements delivered under Section 4.01 on or before the Closing Date (or in another Collateral Document, if appropriate, of substantially the same purpose and effect)), (D) promptly pledge to the Administrative Agent or cause to be pledged to the Administrative Agent all of the outstanding Capital Stock of such Subsidiary owned by any Loan Party to secure such Loan Party's Obligations under the Loan Documents, (E) with respect to any real property in which such Subsidiary has an interest, cause such Subsidiary (unless such Subsidiary is a Foreign Subsidiary that is not a Subsidiary of the Borrower) to execute and deliver such deeds of trust, trust deeds, mortgages or the applicable equivalent thereof ("ADDITIONAL MORTGAGES") in appropriate form for filling in
                    --------------------
          all filing or recording offices that the Administrative Agent may deem necessary or desirable to create a valid first (or second, in case of any Domestic Subsidiary) and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lender Parties, (F) promptly take, and cause such Subsidiary and each other Loan Party to take, all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the Collateral Documents, as required and as amended pursuant to this Section 6.01(n), (G) promptly take, and cause such Subsidiary to take, all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to provide such Mortgage Policies, American Land Title Association form surveys (or the applicable equivalent thereof), appraisals, environmental reports, engineering, soils and other reports, assignments of leases and rents, consents and agreements of lessors and other third parties, estoppel letters and other confirmations, and evidence of insurance with respect to any real property that becomes the subject of an Additional Mortgage, as the

          Administrative Agent may deem necessary or desirable, in each case in form and substance acceptable to the Administrative Agent, and (H) promptly deliver to the Administrative Agent such Officers' Certificates and opinions of counsel, if any, as the Administrative Agent or the Required Lenders may reasonably require with respect to the foregoing (including opinions as to enforceability and perfection of security interests (or the applicable equivalent thereof)).

               (ii) Substantially concurrently with the formation or acquisition of the Excluded Acquisition Sub, (A) promptly pledge to the Administrative Agent or cause to be pledged to the Administrative Agent all of the outstanding Capital Stock of the Excluded Acquisition Sub owned by any Loan Party to secure such Loan Party's Obligations under the Loan Documents, (B) promptly take, and cause such Excluded Acquisition Sub and each other Loan Party to take, all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to perfect and protect the Lien intended to be created by the foregoing, and (C) promptly deliver to the Administrative Agent such opinions of counsel, if any, as the Administrative Agent or the Required Lenders may reasonably require with respect to the foregoing (including opinions as to enforceability and perfection of security interests).

               (iii) In addition to the foregoing, upon the acquisition by any Loan Party (other than any Foreign Subsidiary that is not a Subsidiary of the Borrower) on or after the date hereof of any interest in any real property (A) the applicable Loan Party shall promptly execute and deliver such Additional Mortgages in appropriate form for filing in all filing or recording offices that the Administrative Agent may deem necessary or desirable to create a valid first (or second, in case of Panolam International or any Domestic Subsidiary) and subsisting Lien on such real property in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lender Parties, (B) the applicable Loan Party shall take all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the Additional Mortgages, (C) each Loan Party shall take all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to provide such Mortgage Policies, American Land Title Association form surveys (or the applicable equivalent thereof), appraisals, environmental reports, engineering, soils and other reports, assignments of leases and rents, consents and agreements of lessors and other third parties, estoppel letters and other confirmations, and evidence of insurance with respect to any real property that becomes the subject of an Additional Mortgage, as the Administrative Agent may deem necessary or desirable, in each case in form and substance acceptable to the Administrative Agent, and (D) promptly deliver to the Administrative Agent such Officers' Certificates and opinions of counsel, if any, as the Administrative Agent or the Required Lenders may reasonably require with respect to the foregoing (including opinions as to enforceability and perfection of security interests).

          (o)  YEAR 2000 ASSURANCES. Panolam International and each of its
               ---------------------
     Subsidiaries shall take all action necessary and commit adequate resources to assure that their respective computer-based and other systems are able to effectively process data including dates before, on and after January 1, 2000 without experiencing any year 2000 problem that could cause a Material Adverse Effect. At the request of the Administrative Agent or any Lender, the Borrower shall use commercially reasonable efforts to provide or cause to be provided to the Administrative Agent or such Lender, as the case may be, with assurance and substantiation (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Administrative Agent or such Lender, as the case may be, as to the year 2000 capability of Panolam International and its Subsidiaries and their respective abilities to conduct their respective businesses and operations before, on and after January 1, 2000 without experiencing a year 2000 problem causing a Material Adverse Effect.

          (p)  CANADIAN PENSION PLANS. For each existing Canadian Pension Plan,
               -----------------------
     each Loan Party shall ensure that such plan retains its registered status under and is administered in a timely manner in all respects in accordance with the applicable pension plan text, funding agreement, the ITA and all other applicable laws. For each Canadian Pension Plan hereafter adopted or contributed to by any Loan Party which is required to be registered under the ITA or any other applicable laws, any Loan Party shall use its best efforts to seek and receive confirmation in writing from the applicable regulatory authorities to the effect that such plan is unconditionally registered under the ITA and such other applicable laws. For each existing Canadian Pension Plan and Canadian Benefit Plan hereafter adopted or contributed to by any Loan Party, the applicable Loan Party shall in a timely fashion perform in all material respects all obligations (including fiduciary, funding, investment and administration obligations) required to be performed in connection with such plan and the funding therefor.

          (q)  CERTAIN POST-CLOSING MATTERS.
               ----------------------------

               (i) Provide to the Administrative Agent within 30 days after the Closing Date such consents and agreements of the lessor with respect to the property located at 1111 All Pro Drive, Elkhart, Indiana (the "ELKHART PROPERTY") as the Administrative Agent may
                        ----------------
          require and a Memorandum of Lease with respect to the lease relating to the Elkhart Property, all in form and substance satisfactory to the Administrative Agent, acting reasonably.

               (ii) Within 30 days after the Closing Date, provide to the Administrative Agent amended or replacement lenders' loss payable and additional insured endorsements in form and substance satisfactory to the Administrative Agent, acting reasonably.

     SECTION 6.02   NEGATIVE COVENANTS.
                    -------------------

               So long as any Loan or Unreimbursed Letter of Credit Liability shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, each of the Loan Parties (other than Holdings with respect to Section 6.02(g)), the Excluded Acquisition Sub (with respect to Sections 6.02(a), (b), (f) and (h)) and each of the Excluded Melamine Subs (with respect to Sections 6.02(a), (b), (f) and (h)), will not, at any time, without the written consent of the Required Lenders or, if required under
Section 9.01, of all of the Lenders (other than any Lender which is, at such time, a Defaulting Lender):

               (a)  LIENS, ETC. Create, incur, assume or suffer to exist any
                    -----------
     Lien on or with respect to any of its properties of any character (including, without limitation, Receivables) whether now owned or hereafter acquired, or sign or file under the PPSA of any jurisdiction, a financing statement (or the applicable equivalent thereof) that names any Loan Party, the Excluded Acquisition Sub or either of the Excluded Melamine Subs as debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement (or applicable equivalent thereof), or assign any Receivables or other right to receive income, excluding, however, from the operation of the foregoing restrictions the
     ------------------
     following:

                    (i) Liens created by the Loan Documents and Liens created by the US Loan Documents;

                    (ii)    Permitted Liens;

                    (iii)   the Liens described on Schedule 6.02(a)(iii);

                    (iv) purchase money Liens upon or in property acquired or held by Holdings or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred by Holdings or its applicable Subsidiary solely for the purpose of financing the acquisition, construction or improvement of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however,
                                                              --------  -------
               that no such Lien shall extend to or cover any property other than the property being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and, provided further, that the aggregate
                                         -------- -------
               principal amount of the Debt secured by Liens permitted by this clause (iv) and by clause (v) shall not exceed

               US$10,000,000 or the Equivalent Amount thereof at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

                    (v) Liens arising in connection with Capital Leases of Panolam International and its Subsidiaries; provided, that the
                                                           --------  ----
               aggregate principal amount of the Debt secured by Liens permitted by clause above and this clause shall not exceed US$10,000,000 or the Equivalent Amount thereof at any time outstanding; and, provided further, that no such Lien shall extend to or cover any
               -------- -------  ----
               Collateral;

                    (vi) the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

                     (vii) Liens arising in the ordinary course of business and securing liabilities (but not Funded Debt) in an outstanding aggregate amount not in excess of US$300,000 or the Equivalent Amount thereof in the aggregate for all Loan Parties; and

                    (viii) Liens on the property of the Excluded Acquisition Sub but only to the extent that the Debt secured by such Liens is permitted under Section 6.02(b)(vi); or

               (b)  DEBT. Create, incur, assume or suffer to exist any Debt
                    -----
          other than:

                    (i)  in the case of Panolam International:

                         (A) Debt under the Loan Documents;

                         (B) Debt under the US Credit Agreement;

                         (C) Subordinated Debt evidenced by the Subordinated
                    Notes;

                         (D) Permitted Seller Financing in an aggregate
                    principal amount at any time outstanding not to exceed US$5,000,000 or the Equivalent Amount thereof; and

                         (E) intercompany Debt owed to any Loan Party so long as
                    such Debt is evidenced by one or more Intercompany Notes that have been pledged to the Administrative Agent pursuant to a Security Agreement; provided that, neither Panolam
                                             -------- ----
                    International nor any of its Subsidiaries shall repay any interest on or principal of, or pay any other amount in respect of, such Debt (except Debt owing to the Borrower or any of its Subsidiaries) upon or following the occurrence of any Default that is continuing;

                    (ii) in the case of any of Panolam International's Domestic
               Subsidiaries and the Borrower and its Subsidiaries:

                      (A) intercompany Debt owed to Panolam International or to
               a wholly-owned Subsidiary of Panolam International so long as such Debt is evidenced by one or more Intercompany Notes that have been pledged to the Administrative Agent pursuant to a Security Agreement; provided that, no Loan Party shall repay any
                                   -------- ----
               interest on or principal of, or pay any other amount in respect of, such Debt upon or following the occurrence of any Default that is continuing, other than such repayments by Domestic Subsidiaries of Panolam International on or of their Debt owing to Panolam International or any other Domestic Subsidiary and such repayments by any Loan Party to the Borrower or any of its Subsidiaries on or of Debt owing to the Borrower or any of its Subsidiaries;

                      (B) Debt pursuant to the Loan Documents; and

                      (C) Debt pursuant to the US Credit Agreement Guaranty.

               (iii) in the case of any Parent (other than Panolam International), Debt pursuant to the Loan Documents and the US Credit Agreement Guaranty;

               (iv) in the case of Panolam International and the Borrower, Debt in respect of Hedge Agreements in an aggregate notional amount for all such Debt under this clause (v) not to exceed US$30,000,000 or the Equivalent Amount thereof at any time outstanding;

               (v)    in the case of any Loan Party:

                      (A) Debt of Panolam International or any of its
               Subsidiaries secured by Liens permitted by Section 6.02(a)(iv) or not to exceed in the aggregate the amount set forth in such Section;

                      (B)  the Surviving Debt;

                      (C) endorsement of negotiable instruments for deposit or
               collection or similar transactions in the ordinary course of business; and

                      (D) so long as no Default or Event of Default has occurred that is continuing as of the date of incurrence or assumption thereof or would result after giving effect thereto, other Debt not exceeding US$1,000,000 or the Equivalent Amount thereof in the aggregate (for Panolam International and its Subsidiaries);

               (vi)  in the case of the Excluded Acquisition Sub:

                     (A) Non-Recourse Debt in an aggregate principal amount not to exceed US$60,000,000 or the Equivalent Amount thereof at any time outstanding; and

                     (B) intercompany Debt owed to Panolam International to the extent constituting Investments permitted under Section 6.02(f)(ix); and

               (vii) in the case of any Excluded Foreign Subsidiary, intercompany Debt to the extent constituting Investments permitted under Section 6.02(f)(xii).

          (c)  SYNTHETIC LEASE OBLIGATIONS. Create, incur, assume or suffer to
               ----------------------------
     exist, any obligations as lessee for the rental or hire of real or personal property in connection with any synthetic lease transaction.

          (d)  MERGERS, ETC. Amalgamate with, merge into or consolidate with any
               -------------
     Person or permit any Person to amalgamate with, merge into or consolidate with it, except that (i) any Domestic Subsidiary of Panolam International that is Solvent may merge into or consolidate with any other Domestic Subsidiary of Panolam International that is Solvent; provided that, the
                                                          -------- ----
     Person formed by such merger or consolidation shall be a Domestic Subsidiary of Panolam International, (ii) any of Panolam International's Domestic Subsidiaries that is Solvent may merge into Panolam International,
     (iii) any Canadian Subsidiary of the Borrower that is Solvent may amalgamate with a Canadian Subsidiary of the Borrower that is Solvent or with the Borrower, (iv) a wholly-owned Subsidiary of Panolam International or the Borrower formed primarily for the purposes of consummating a Permitted Acquisition may, substantially contemporaneously with the consummation of such Permitted Acquisition, be merged into or amalgamated with the Person being acquired in such Permitted Acquisition; provided,
                                                                   --------
     however, that (i) in each case, immediately after giving effect thereto, no
     -------
     event shall occur and be continuing that constitutes a Default, (ii) in the case of any such merger to which Panolam International is a party, Panolam International is the surviving corporation and (iii) in the case of any amalgamation to which the Borrower or any of its Subsidiaries is party, the continuing corporation is incorporated under the laws of Canada (but not the Province of Quebec) and the Administrative Agent shall have been given sufficient prior notice by the Borrower of such transaction to enable it to request and to receive, in form and substance satisfactory to it, acting reasonably, concurrently therewith if it reasonably determines it necessary or advisable one or more agreements (including guarantees, security agreements and mortgages) duly executed by the continuing person from such transaction together with Officers' Certificates and legal opinions in connection therewith (as to customary corporate matters relating to such continuing person and as to the enforceability of such agreements and the perfection of the Liens created by the Collateral Documents executed thereby).

          (e)  SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose
               ----------------------
     of any assets or grant any option or other right to purchase, lease or otherwise acquire any Collateral except (i) sales of Inventory in the ordinary course of its business and sales of worn out or obsolete assets or trade-ins or trade-ups on other assets the proceeds of which are substantially concurrently applied or committed to be applied within 90 days to the purchase of replacement assets, (ii) in a transaction authorized by Section 6.02(d), (iii) sales of assets for cash and for fair value in an aggregate amount not to exceed US$5,000,000 or the Equivalent Amount thereof in any period of 12 consecutive months and US$15,000,000 or the Equivalent Amount thereof in the aggregate since the Closing Date, (iv) the sale of any asset by any Loan Party identified on Schedule 6.02(e) subject to the parameters set forth on such Schedule, so long as, in the case of each of the foregoing clauses (iii) and (iv), (A) the purchase price paid to the Loan Party for such asset shall be no less than the fair market value of such asset at the time of such sale and (B) the purchase price for such asset shall be paid to that Loan Party solely in cash, (v) so long as no Default shall occur and be continuing, the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the preceding clause (iii) or (iv) and
     (vi) intercompany transfers of assets among the Loan Parties so long as in the case of any transfer by the Borrower or any other Foreign Subsidiary to Panolam International, any of its Parents or any Domestic Subsidiary, the transferor receives at the time of such transfer cash consideration equal to the fair market value of the assets so transferred.

          (f)  INVESTMENTS IN OTHER PERSONS; ACQUISITIONS. Make or hold any
               -------------------------------------------
     Investment in any Person, or make any Acquisition, except that:

               (i) the Borrower and its Subsidiaries may hold Investments comprised of notes payable, or (solely as a result of reorganization proceedings referred to below) Capital Stock or other securities issued by Receivables Debtors to the Borrower or its applicable Subsidiary pursuant to negotiated agreements or reorganization proceedings under an Insolvency Law with respect to the settlement of such Receivables Debtor's Receivables in the ordinary course of business;

               (ii) each Loan Party may maintain its existing Investments in its Subsidiaries as of the Closing Date and, subject to Section 6.02(b), and so long as no Default has occurred and is continuing, each Loan Party may make additional Investments in any Subsidiary that is a Loan Party other than any Excluded Foreign Subsidiary;

               (iii) each Subsidiary of Panolam International may maintain its existing Investments in the other Subsidiaries of Panolam International as of the Closing Date and, subject to Section 6.02(b), and so long as no Default has occurred and is continuing, each such Subsidiary may make additional Investments in any other wholly-owned Subsidiary of Panolam International other than any Excluded Foreign Subsidiary;

               (iv) the Borrower may maintain its existing Investments in Panolam International as of the Closing Date and, subject to Section 6.02(b), and so long as no Default has occurred and is continuing, the Borrower may make additional Investments in Panolam International;

               (v) unless an Event of Default has occurred and is continuing and there is a Revolving Loan or Swing Line Loan outstanding, Panolam International and its operating Domestic Subsidiaries and the Borrower and its operating Canadian Subsidiaries may make investments in Cash Equivalents;

               (vi) so long as no Default shall have occurred and be continuing, Panolam International and its Subsidiaries may consummate Permitted Acquisitions (subject to Section 6.02(f)(xii) with respect to any Excluded Foreign Subsidiary);

               (vii) so long as no Default shall have occurred and be continuing, the Borrower and its Subsidiaries may make loans and advances described in clause (f) of the definition of "EXEMPTED
                                                                 --------
          AFFILIATE TRANSACTION";
          ---------------------

               (viii) Panolam International and its Domestic Subsidiaries may make any Investment permitted under the US Credit Agreement;

               (ix) Panolam International may make an Investment of up to US$5,000,000 or the Equivalent Amount thereof in the Excluded Acquisition Sub;

               (x) so long as no Event of Default has occurred and is continuing, the Excluded Acquisition Sub may consummate the Excluded Acquisition;

               (xi) Panolam International may maintain its existing Investments in the Excluded Melamine Subs as of the Closing Date, but may not make any additional Investments therein;

               (xii) the Loan Parties may make Investments in Excluded Foreign Subsidiaries in an aggregate amount for all such Investments made after the Closing Date, including such Investments pursuant to Section 6.02(f)(vi), not to exceed US$5,000,000 or the Equivalent Amount thereof; and

               (xiii) so long as no Event of Default shall have occurred and be continuing, Panolam International may make other Investments not exceeding US$500,000 or the Equivalent Amount thereof in the aggregate at any time outstanding.

          (g)  DIVIDENDS, ETC. Declare or pay any dividends, purchase, redeem,
               ---------------
     retire, defease or otherwise acquire for value any Capital Stock of any Loan Party or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, return any capital to any of their stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to any of their stockholders as such or issue or sell any Capital Stock or any warrants, rights or options to acquire such Capital Stock, except that, Panolam International's Domestic Subsidiaries may declare and pay cash dividends to Panolam International and the Borrower's Subsidiaries may declare and pay cash dividends to the Borrower, and so long as no Default shall have occurred and be continuing:

               (i) Panolam International and its Subsidiaries may declare and deliver dividends and distributions payable only in common stock of Panolam International or such Subsidiary, as applicable;

               (ii) the Borrower may declare and pay cash dividends to Panolam International (and Panolam International and its respective Parents may, in turn, pay cash dividends to their respective Parents) in amounts necessary to pay (and only substantially concurrently with payment of) (A) fees payable by Holdings pursuant to the Genstar Agreements as and when due, and (B) income taxes attributable to the business of Holdings and its Subsidiaries (but not attributable to the Excluded Acquisition Sub, except to the extent of any cash dividend actually received by Panolam International from the Excluded Acquisition Sub for such purposes), the necessary fees and expenses to maintain Holdings', Group's and PII Second's corporate existence, the reasonable costs of their directors' and officers' insurance and their legal and accounting fees to the extent such fees related to legal and accounting services provided directly to them by entities that are not Affiliates of the Borrower;

               (iii) the Borrower and Panolam International may declare and pay cash dividends to their respective Parents (and their respective Parents may, in turn, pay cash dividends to their respective Parents) in amounts necessary to fund (A) repurchases of Capital Stock of Holdings from employees or former employees of Holdings or any of its Subsidiaries upon such employees ceasing to be employees of Holdings or any Loan Party up to an aggregate maximum amount for all such repurchases on or after the date hereof US$3,000,000 or the Equivalent Amount thereof and (B) amounts necessary to repay (and only substantially concurrently with payment of) the Domtar Note in accordance with Section 6.02(k); and

               (iv) the Borrower may declare and pay other cash dividends to Panolam International.

            (h)  CHANGE IN NATURE OF BUSINESS. (i) Make any material change in
                 -----------------------------
     the of its business as carried on at the date hereof or permit the Excluded Acquisition Sub to engage in any business materially different from the business of Holdings and its Subsidiaries; or (ii) in the case of any Parent, engage in any trade or business, or own any assets or incur any Debt or Obligations, except the Domtar Note owing by Holdings, the obligations under the Genstar Agreements or such other Debt or Obligations as are otherwise specifically permitted under this Agreement.

            (i)  CHARTER AMENDMENTS. Except as could not reasonably be expected
                 ------------------
     to affect any Lender Party, amend its certificate of incorporation or bylaws (or applicable equivalent).

            (j)  ACCOUNTING CHANGES.  Make or permit any change in accounting
                 -------------------
     policies or reporting practices, except as required by generally accepted accounting principles.

            (k)  PREPAYMENTS, ETC. OF DEBT.  (i) Prepay, redeem, purchase,
                 --------------------------
     defense or otherwise satisfy prior to the scheduled maturity thereof in any manner any Debt other than (A) the prepayment of the Loans in accordance with the terms of this Agreement, (B) regularly scheduled or required repayments or redemptions of Surviving Debt, (ii) make any payment in violation of any subordination terms of any Debt, or (iii) amend, modify or change in any manner any term or condition of any Surviving Debt or Subordinated Debt, except in any manner that does not adversely affect the Loans, the Obligations, the Collateral, any Loan Document or any Lender Party, provided, that under no circumstances shall any modification to
            --------------
     subordination provisions be permitted, other than (A) the prepayment of any Debt payable to the Borrower or, subject to Section 6.02(b), Panolam International, (B) subject to Section 6.02(b), the payment by Panolam International and its Subsidiaries of interest on and principal of Debt under Intercompany Notes issued in accordance with Section 6.02(b), (C) the prepayment by Panolam International of loans under the US Credit Agreement in accordance with the terms thereof and (D) payment or prepayment of all or any portion of the Domtar Note (including interest); provided that, the
                                                             --------------
     Borrower demonstrates pro forma compliance with the financial covenants in
     Section 6.04 (as set forth in an Officers' Certificate setting forth the calculations thereof and delivered to the Administrative Agent at least three Business Days in advance of making such payment); and provided
                                                                 --------
     further, that no Default or Event of Default exists or would result
     --------
     therefrom,.

            (l)  AMENDMENT, ETC. OF RELATED DOCUMENTS.  Except as otherwise
                 -------------------------------------
     provided in the Intercreditor Agreement with respect to the US Loan Documents, cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document that would impair the value of the interest or rights of any Loan Party thereunder or that would impair the rights or interests of the Administrative Agent or any Lender Party.

            (m)  AMENDMENT, ETC. OF MATERIAL CONTRACTS.  Cancel or terminate any
                 --------------------------------------
     Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair the value of the interest or rights of any Loan Party thereunder or that would impair the interest or rights of the Administrative Agent or any Lender Party, in each case, except as determined by such Loan Party's management to be in the best interests of that Loan Party.

            (n)  AMENDMENT, ETC. OF DOMTAR NOTE AND GENSTAR AGREEMENTS.
                 ------------------------------------------------------

                (i) Amend or modify the Domtar Note (or any indenture or agreement in connection therewith) in any manner that has the effect of (A) increasing the interest rate on the Debt thereunder (other than pursuant to its terms as in effect on the date hereof); (B) changing the dates upon which payments of principal or interest are due on the Debt thereunder other than to extend such dates; (C) changing any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to the Debt thereunder;
              (D) changing the redemption or prepayment provisions of the Debt thereunder other than to extend the date therefor or to reduce the premiums payable in connection therewith; (E) granting any security or collateral to secure payment of the Debt thereunder; or (F) changing or amending any other term if such change or amendment would increase any monetary obligation or materially increase any other obligation of the obligor or confer additional material rights to the holder of such Debt in a manner adverse to any Loan Party, the Administrative Agent or any Lender Party.

                (ii) Amend or modify any Genstar Agreement in any manner that has the effect of (A) increasing any fees payable thereunder; (B) changing the dates upon which payments are due thereunder (other than extend time for payment);

              (C) granting any security or collateral to secure payments thereunder; or (D) changing or amending any subordination provisions thereof or (E) changing or amending any other term if such change or amendment of such other term would increase any monetary obligation or materially increase any other obligation of the obligor or confer additional material rights to the holder of such Debt in a manner adverse to any Loan Party, the Administrative Agent or any Lender Party .

            (o)  PAYMENT RESTRICTIONS AFFECTING LOAN PARTIES.  Enter into or
                 --------------------------------------------
     permit any agreement, instrument or other document which directly or indirectly prohibits or restricts in any manner, or would have the effect of prohibiting or restricting in any manner, the ability of Panolam International or any of its Subsidiaries to (i) pay dividends or make any other distributions in respect of its Capital Stock or any other Equity Interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay or repay any Debt owed to the Borrower or any of its Subsidiaries, (ii) make loans or advances to the Borrower, or (iii) transfer any of its properties or assets to the Borrower or any of its Subsidiaries, in each case except for Permitted Restrictions. Notwithstanding the foregoing, (x) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business consistent with industry practice shall not in and of themselves be considered a restriction on the ability of the applicable Loan Party to transfer such agreement or assets, as the case may be, and
     (y) any asset subject to a Lien which is not prohibited to exist with respect to such asset pursuant to this Agreement may be subject to restrictions on the transfer or disposition thereof pursuant to such Lien.

            (p)  NEGATIVE PLEDGE.  Enter into or suffer to exist any agreement
                 ----------------
     prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Administrative Agent and the Lender Parties, (ii) in favor of the US Administrative Agent and the US Lenders pursuant to the terms of the US Loan Documents, (iii) pursuant to the Subordinated Note Indenture or (iv) in connection with (A) any Surviving Debt and any Debt outstanding on the date a Subsidiary first becomes a Subsidiary or (B) any Debt permitted by Section 6.02(b)(v)(A) hereof, provided that the prohibition in this clause (B) extends only to
             -------- ----
     the assets subject to such Liens.

            (q)  PARTNERSHIPS.  Become a general partner in any general or
                 -------------
     limited partnership, other than any Subsidiary of Panolam International whose sole assets consist of its interest in such a partnership.

            (r)  TRANSACTIONS WITH AFFILIATES.  Enter into any transaction,
                 -----------------------------
     including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of the applicable Loan Party's business and (iii) upon fair and reasonable terms no less favorable to any Loan Party than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate; provided that, (x) each such transaction involving
                   -------- ----
     consideration to either party in excess of US$1,000,000 or the Equivalent Amount thereof, is disclosed in advance to the Administrative Agent and, concurrently with such disclosure, Panolam International delivers to the Administrative Agent an Officer's Certificate addressed and delivered to the Administrative Agent and the Lenders certifying that such affiliate transaction has been approved by a majority of the members of the Board of Directors of Panolam International that are disinterested in such transaction, if any (y) each such transaction involving consideration to either party in excess of US$5,000,000 or the Equivalent Amount thereof, shall in addition require that Panolam International, prior to the consummation thereof, obtain and provide to the Administrative Agent and the Lenders a written favorable opinion as to the fairness of such transaction to Panolam International from a financial point of view from an independent investment banking firm of national reputation or, if pertaining to a matter for which such investment banking firms do not customarily render such opinions, an appraisal or valuation firm of national reputation, and (z) all such transactions existing as of the date hereof are described on Schedule 6.02(r). Notwithstanding the foregoing:

                (i) nothing contained in this Section 6.02(r) shall be deemed to prohibit any Exempted Affiliate Transaction except that, notwithstanding any contrary provision hereof, no payment of fees under any Genstar Agreement may be made by any Loan Party if a Default has occurred and is continuing; and

                (ii)  Debt payable by Holdings to Domtar Industries Inc.
              under the Domtar Note may be set off against Domtar's liabilities to the Borrower under the Asset Purchase Agreement dated February 15, 1996 between the Borrower and Domtar, as amended.

            (s)  EXCLUDED MELAMINE SUBS. Notwithstanding any contrary provision
                 -----------------------
     of this Agreement or any other Loan Document (i) sell, contribute or otherwise transfer any assets to or for the benefit of either of the Excluded Melamine Subs or (ii) permit either of the Excluded Melamine Subs to have any assets or liabilities (other than liabilities required by law in connection with the maintenance of its corporate existence) or to engage in any business activities.

       SECTION 6.03 REPORTING REQUIREMENTS.
                    -----------------------

            So long as any Loan or Unreimbursed Letter of Credit Liability shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Administrative Agent and the Lenders:

          (a)    DEFAULT NOTICE.  As soon as possible and in any event within
                 ---------------
     two days after the actual knowledge of the occurrence of each Default continuing on the date of such statement, a statement of the Chief Financial Officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

          (b)    MONTHLY FINANCIALS.  As soon as available and in any event
                 -------------------
     within 45 days after the end of each Fiscal Month, financial information regarding Panolam International and its Subsidiaries, certified by the Chief Financial Officer of the Borrower (or, if the Borrower does not have a Chief Financial Officer, its Treasurer or Director of Finance), consisting of Consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month and (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments and except for the Projections). Such financial information shall be accompanied by a Compliance Certificate, which shall include a certification that such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of the Borrower and its Subsidiaries, on a Consolidated and consolidating basis, in each case as at the end of such month and for the period then ended.

            (c)  QUARTERLY FINANCIALS.  As soon as available and in any event
                 ---------------------
     within 45 days after the end of each of the first three quarters of each Fiscal Year: (i) Consolidated and consolidating balance sheets of Panolam International and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and cash flows of Panolam International and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail; (ii) a Quarterly Compliance Certificate; (iii) a summary of the outstanding balance of all Intercompany Notes as of the last day of that fiscal quarter; and (iv) an accounts payable report for Panolam International and each of its Subsidiaries (including the Borrower) setting out the aging of their respective total outstanding balances of accounts payable as of the end of such fiscal quarter.

            (d)  ANNUAL FINANCIALS.  As soon as available and in any event
                 ------------------
     within (i) 90 days after the Closing Date, audited financial statements for Panolam International and its Subsidiaries and for Pioneer, on a Consolidated and consolidating basis (as applicable, and recognizing that the consolidating financial statements will not be audited), consisting of balance sheets as at December 31, 1998 and the related statements of operations, income, stockholders' equity and cash flows and (ii) 90 days after the end of each Fiscal Year (commencing with the 1999 Fiscal Year), audited financial statements for Panolam International and its Subsidiaries on a Consolidated and consolidating basis (recognizing that the consolidating financial statements will not be audited), consisting of balance sheets and statements of operations, income, stockholders' equity and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements referred to in clauses (i) and (ii) shall be prepared in accordance with GAAP, certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to the Administrative Agent. The financial statements required by clause (ii) above shall be accompanied by (A) a Quarterly Compliance Certificate, (ii) a letter from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention during such audit examination to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, provided that, such letter can be obtained
                                    --------------
     without any additional cost to any Loan Party, and (iii) the annual letters to such accountants (to the extent not subject to attorney or solicitor client privilege) in connection with their audit examination detailing contingent liabilities and material litigation matters. Requirements to provide audited financial information hereunder with respect to Panolam International and its Subsidiaries on a Consolidated basis may be satisfied by providing the same financial information for Holdings and its Subsidiaries on a Consolidated basis so long as the requisite adjustments for such alternate presentation are clearly shown therein in a manner satisfactory in form and substance to the Administrative Agent and the Required Lenders.

            (e)  ANNUAL OPERATING PLAN. As soon as available and in any event
                 ----------------------
     no later than 60 days after the end of each Fiscal Year (except that this Section 6.03(e) shall not be applicable following the consummation of an Initial Public Equity Offering), an annual operating plan for Panolam International and its Subsidiaries, approved by the Board of Directors of Panolam International and its Subsidiaries, for the following year, which will include a statement of all of the material assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for the following year and will integrate sales, gross profits, operating expenses, operating profit, cash flow forecasts and Borrowing availability forecasts, all prepared on a Consolidated and business unit basis and in similar detail as that on which operating results are reported (and in the case of cash flow forecasts, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities.

            (f)  CANADIAN PENSION PLAN FAILURE TO MAKE REQUIRED PAYMENT. Prompt
                 -------------------------------------------------------
     and in any event within five Business Days after any Loan Party has failed to make a required contribution to a Canadian Pension Plan in a timely fashion, a statement of the

     Chief Financial Officer describing such failure and the action, if any, that the applicable Loan Party has taken and proposes to take with respect thereto.

            (g)  CANADIAN PENSION PLAN TERMINATIONS.  Promptly and in any event
                 -----------------------------------
     within 10 Business Days after receipt by any Loan Party of a notice from an applicable regulatory authority indicating that such authority has or will
     (1) terminate the registration of, (2) require or commence the winding up of, or (3) act as, or appoint, an administrator in respect of, a Canadian Pension Plan.

            (h)  CANADIAN PENSION PLAN INCREASE IN ANNUAL COSTS AND NEW PLANS.
                 -------------------------------------------------------------
     Promptly and in any event within 30 days after, (1) any increases having a cost to any Loan Party of in excess of CDN$500,000 per annum in the benefits of any existing Canadian Pension Plan or Canadian Benefit Plan,
     (2) the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, the annual costs of which exceed CDN$500,000, or (3) the commencement of contributions to any such plan to which any Loan Party was not previously contributing where the annual contributions exceed CDN$500,000.

            (i)  CANADIAN PENSION PLAN ACTUARIAL REPORTS.  Promptly and in any
                 ----------------------------------------
     event within 30 days after the filing thereof, copies of each actuarial report and annual information return respecting any of the Canadian Pension Plans.

            (j)  ERISA EVENTS.  Promptly and in any event within 30 days after
                 -------------
     any Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the Chief Financial Officer of Panolam International describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto; provided that no notice shall be required under this
     Section 6.03(j) for any ERISA Event unless such ERISA Event has resulted in or is reasonably likely to result in liability of any Loan Party or any of its ERISA Affiliates in excess, either individually or in the aggregate with all other ERISA Events which have occurred or are reasonably expected to occur, of US$2,000,000.

            (k)  PLAN TERMINATIONS.  Promptly and in any event within ten
                 ------------------
     Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan; provided that, with
                                                           -------- -----
     respect to the plan of an ERISA Affiliate that is not a Loan Party, such notice shall not be required if it is reasonably anticipated that such action will not result in liability of a Loan Party in excess of US$2,000,000.

            (l)  PLAN ANNUAL REPORTS.  Promptly and in any event within 30 days
                 --------------------
     after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial

     Information) to the annual report (Form 5500 Series) with respect to (i) each Plan of each Loan Party and (ii) each Plan of each ERISA Affiliate that is not a Loan Party if such Plan has an Insufficiency in excess of US$2,000,000.

            (m)  MULTIEMPLOYER PLAN NOTICES.  Promptly and in any event within
                 ---------------------------
     Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability in excess of US$1,000,000 by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (i) or (ii) if such amount exceeds US$1,000,000; provided that, with
                                                             -------- ----
     respect to any notice received by an ERISA Affiliate that is not a Loan Party it is reasonably anticipated that such action may result in liability of a Loan Party in excess of US$2,000,000.

            (n)  LITIGATION.  Promptly after learning of the commencement there
                 -----------
     of, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party of the type described in Section 5.01(h), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party of any litigation required to be disclosed under this Section 6.03(n).

            (o)  SECURITIES REPORTS.  Promptly after the sending or filing
                 -------------------
     thereof copies of all (i) proxy statements, financial statements and reports that any Loan Party sends to its stockholders, and (ii) regular, periodic and special reports, and each prospectus and registration statement, that any Loan Party files with the Ontario Securities Commission, the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

            (p)  CREDITOR REPORTS.  Promptly after the furnishing thereof,
                 -----------------
     copies of any statement or report furnished to any other holder of the securities of any Loan Party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.03.

            (q)  AGREEMENT NOTICES.  Promptly upon receipt thereof, copies of
                 ------------------
     default and other material notices, requests and other documents received by any Loan Party under or pursuant to any Related Document or Material Contract and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents and the Material Contracts as the Administrative Agent may reasonably request.

            (r)  ENVIRONMENTAL CONDITIONS.  Promptly after the occurrence there-
                 -------------------------
     of notice of any condition or occurrence on any property of any Loan Party that results in a material noncompliance by any Loan Party with any Environmental Law or Environmental Permit or could (i) form the basis of an Environmental Action against any Loan Party or such property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law; provided that, notices need be
                                                  -------- ----
     given for any condition set forth on Schedule 5.01(l)(i), 5.01(l)(ii) or 5.01(l)(iii) only to the extent that such condition has materially or adversely changed.

            (s)  COLLATERAL REPORTS.  From and after the Closing Date and until
                 -------------------
     last to occur of (i) the Revolving Commitment Termination Date, (ii) the Term A Termination Date and (iii) the Term B Termination Date, deliver to the Administrative Agent and/or the Lenders, as required, the various Collateral Reports (including Borrowing Base Certificates) at the times, to the Persons and in the manner set forth in Schedule II.

            (t)  OTHER INFORMATION.  Such other information respecting the
                 ------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

     SECTION 6.04 FINANCIAL COVENANTS.
                  --------------------

            So long as any Loan or Unreimbursed Letter of Credit Liability shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, unless the Required Lenders otherwise consent in writing:

            (a)  MAXIMUM CONSOLIDATED LEVERAGE RATIO.  At all times from and
                 ------------------------------------
   after the Closing Date, Panolam International shall maintain a Consolidated Leverage Ratio for Panolam International and its Subsidiaries below the levels specified for the periods indicated, which ratio shall be tested as of the last day of each fiscal quarter ending during any period indicated below (commencing June 30, 1999):

                                                                                                 MAXIMUM CONSOLIDATED
                                  PERIOD                                                            LEVERAGE RATIO
            ---------------------------------------------------------                            ---------------------
            Closing Date through and including September 30, 1999                                      5.00:1.0
            October 1, 1999 through and including December 31, 1999                                    4.80:1.0
            January 1, 2000 through and including March 31, 2000                                       4.65:1.0
            April 1, 2000 through and including June 30, 2000                                          4.50:1.0
            July 1, 2000 through and including September 30, 2000                                      4.35:1.0
            October 1, 2000 through and including December 31, 2000                                    4.15:1.0
            January 1, 2001 through and including March 31, 2001                                       4.00:1.0
            April 1, 2001 through and including June 30, 2001                                          3.85:1.0


                                                                                                 MAXIMUM CONSOLIDATED
                                  PERIOD                                                            LEVERAGE RATIO
            ---------------------------------------------------------                            ---------------------
            July 1, 2001 through and including September 30, 2001                                       3.70:1.0
            October 1, 2001 through and including September 30, 2002                                    3.50:1.0
            October 1, 2002 through and including September 30, 2003                                    3.25:1.0
            October 1, 2003 and thereafter                                                              3.00:1.0


            (b)  MINIMUM FIXED CHARGE COVERAGE RATIO.  At all times from and
                 ------------------------------------
   the Closing Date, Panolam International shall maintain a ratio of (i) Consolidated EBITDA of Panolam International and its Subsidiaries for the four fiscal quarter period ending on the last day of the applicable fiscal quarter to (ii) Consolidated Fixed Charges, above the levels specified for the periods indicated, which ratio shall be tested as of the last day of each fiscal quarter ending during any period indicated below (commencing June 30, 1999):

                                                                                                MAXIMUM CONSOLIDATED
                                  PERIOD                                                            LEVERAGE RATIO
            ---------------------------------------------------------                            ---------------------
            Closing Date through and including December 31, 1999                                      1.000:1.0
            January 1, 2000 through and including March 31, 2000                                      1.025:1.0
            April 1, 2000 through and including June 30, 2000                                         1.050:1.0
            July 1, 2000 through and including September 30, 2000                                     1.075:1.0
            October 1, 2000 through and including December 31, 2001                                   1.100:1.0
            January 1, 2002 and thereafter                                                            1.150:1.0

            (c)  MINIMUM INTEREST COVERAGE RATIO.  At all times from and after
                 --------------------------------
   Closing Date, Panolam International shall maintain a ratio of (i) Consolidated EBITDA of Panolam International and its Subsidiaries for the four fiscal quarter period ending on the last day of the applicable fiscal quarter to (ii) Consolidated Interest Expense, above the levels specified for the periods indicated, which ratio shall be tested as of the last day of each fiscal quarter ending during any period indicated below (commencing June 30, 1999):

                                                                                                 MAXIMUM CONSOLIDATED
                                  PERIOD                                                            LEVERAGE RATIO
            ---------------------------------------------------------                            ---------------------
            Closing Date through and including September 30, 1999                                      1.90:1.0
            October 1, 1999 through and including March 31, 2000                                       2.00:1.0
            April 1, 2000 through and including June 30, 2000                                          2.10:1.0
            July 1, 2000 through and including September 30, 2000                                      2.20:1.0
            October 1, 2000 through and including March 31, 2001                                       2.25:1.0
            April 1, 2001 through and including June 30, 2001                                          2.35:1.0
            July 1, 2001 through and including September 30, 2001                                      2.45:1.0

                                                                                        MINIMUM INTEREST
        PERIOD                                                                           COVERAGE RATIO
        ------------------------------------------------------------              ----------------------------
        October 1, 2001 through and including September 30, 2002                            2.50:1.0
        October 1, 2002 through and including September 30, 2003                            2.75:1.0
        October 1, 2003 and thereafter                                                      3.00:1.0

          (d) CAPITAL EXPENDITURES.  Panolam International and its Subsidiaries
              --------------------
     shall not make any Capital Expenditures that would cause the aggregate amount of all Capital Expenditures made by Panolam International and its Subsidiaries (including, with respect to Pioneer (and each other Loan Party), any Capital Expenditures made on or after January 1, 1999 but excluding any Capital Expenditures consisting of purchases or trade-ins of replacement assets pursuant to Section 6.02(e)(i) to the extent of the proceeds received on the asset sold or traded) in any Fiscal Year set forth below to exceed the amount set forth below for such period (the "BASE
                                                                            ----
     AMOUNT") plus up to 50% of the unused Base Amount of Capital Expenditures,
     ------
     if any, from the prior Fiscal Year:

                                                                                    BASE AMOUNT OF
                              FISCAL YEAR                                    MAXIMUM CAPITAL EXPENDITURES
                  -------------------------------                      ---------------------------------------
                                1999                                                 US$23,000,000
                                2000                                                    16,000,000
                         2001 and thereafter                                            12,000,000

          (e) MINIMUM CONSOLIDATED EBITDA.  (i) At all times from and after June
              ---------------------------
     30, 1999, Panolam International and its Domestic Subsidiaries shall not permit their Consolidated EBITDA for any period of four consecutive fiscal quarters ending on and after June 30, 1999 to be less than US$20,000,000.
     (ii) At all times from and after June 30, 1999, the Borrower and its Subsidiaries shall not permit their Consolidated EBITDA for any period of four consecutive fiscal quarters ending on and after June, 1999 to be less than US$10,000,000 or the Equivalent Amount thereof.

                                 ARTICLE VII.
                               EVENTS OF DEFAULT

       SECTION 7.01 EVENTS OF DEFAULT.
                    ------------------

          If any of the following events ("EVENTS OF DEFAULT") shall occur and
                                           -----------------
be continuing:

          (a) (i) the Borrower shall fail to pay any principal of any Loan when the same becomes due and payable, or (ii) the Borrower shall fail to pay any interest on any Loan within three Business Days after the same becomes due and payable, or (iii) any Loan

     Party shall fail to make any other payment under any Loan Document within three Business Days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been materially incorrect in any respect when made; or

          (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.01, , or , 602, 6.03 (other than 6.03(i) or 6.03(l)) or 6.04; or

          (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

          (e) any Loan Party shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of such Loan Party that is outstanding in a principal amount of at least US$2,000,000, or the Equivalent Amount thereof, in the aggregate (but excluding the Domtar Note and Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Event of Default (as such term is defined in the US Credit Agreement) shall occur and be continuing (and has not been waived) under the US Credit Agreement; or

          (g) any Loan Party shall generally not pay its debts as such debts become due or shall otherwise become insolvent, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, dissolution, suspension of general operations, reorganization, arrangement, adjustment, protection, relief, or composition of or stay of enforcement against it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, interim receiver, receiver and manager, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, interim receiver, receiver and manager, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection ; or

          (h) any judgment or order for the payment of money in excess of US$2,000,000, or the Equivalent Amount thereof, shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any final non-monetary and non-appealable judgment or order shall be rendered against any Loan Party that could reasonably be expected to have a Material Adverse Effect; or

          (j) any provision of any Loan Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

          (k) any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral in which the Borrower or any of its Subsidiaries has an interest and a valid and perfected second priority Lien on the Collateral in which Panolam International or any of its Domestic Subsidiaries has an interest, and purported to be covered thereby or otherwise become materially impaired; or

          (l) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the liability of the Loan Parties with respect to such ERISA Event exceeds, or could reasonably be expected to exceed, either individually or in the aggregate with the liability of the Loan Parties for all other ERISA Events which have occurred or are reasonably expected to occur, US$2,000,000; or

          (m) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan which would, either individually or in the aggregate with other payments of Withdrawal Liability by the Loan Parties with respect to all Multiemployer Plans, increase the amounts contributed by the Loan Parties to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such Withdrawal Liability is incurred by an amount exceeding US$1,000,000; or

          (n) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed by the Loan Parties to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding US$1,000,000; or

          (o) a Change of Control shall have occurred; or

          (p) the Borrower shall (i) fail to make an irrevocable election in writing delivered to the Administrative Agent, prior to the Borrower or any of its Subsidiaries committing to the completion of any asset sale, any sale or issuance of debt Securities or any sale or issuance of any equity Securities, in which the Borrower notifies the Administrative Agent that it elects to make an optional prepayment of the Term B Loans in an amount equal to that portion of the Net Cash Proceeds of any such sale or issuance that would have been applied to the prepayment of the Term B Loans ratably with, and in the same order as, the Term A Loans under Section 2.04(c)(xiii) if the applicable clause of Section 2.04(c) did not limit the mandatory prepayment of the Term Loans to the Term A Loans; or (ii) having made an irrevocable election in accordance with clause (i) above, fail to make the optional prepayment of the Term B Loans as specified in such election;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Appropriate Lender to make Loans and of any Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents (including the face amount of all outstanding Bankers' Acceptances accepted hereunder and regardless of whether their maturity dates have occurred) to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the
                                             --------  -------
event of an actual or deemed entry of an order for relief with respect to any Loan Party under any

Insolvency Law, (x) the obligation of each Lender to make Loans and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and
(y) the Loans, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

       SECTION 7.02 ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON DEFAULT.
                    ---------------------------------------------------------

          If any Event of Default shall have occurred and be continuing, the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent for the benefit of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the Letter of Credit Cash Collateral Account an amount equal to the total Letter of Credit Usage then outstanding (and the Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and each Lender Party, a continuing security interest in all amounts at any time on deposit in the Letter of Credit Cash Collateral Account to secure all Letter of Credit Obligations from time to time outstanding). If at any time the Administrative Agent determines that any funds held in the Letter of Credit Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the total Letter of Credit Usage, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the Letter of Credit Cash Collateral Account, an amount equal to the excess of (a) such Letter of Credit Usage over (b) the total amount of funds, if any, then held in the Letter of Credit Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.

                                 ARTICLE VIII.
                           THE ADMINISTRATIVE AGENT

       SECTION 8.01 AUTHORIZATION AND ACTION.
                    -------------------------

          Each Lender Party hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto, including, without limitation, to execute and enter into on behalf of the Lender Parties the Intercreditor Agreement and the Collateral Documents (and each Lender Party hereby agrees to be bound by the terms of such Intercreditor Agreement and Collateral Documents). As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes, if any), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting

(and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders or such other number of Lender Parties as may be expressly required by any Loan Document, and such instructions shall be binding upon all Lender Parties and all holders of Notes, if any; provided,
                                                                  --------
however, that the Administrative Agent shall not be required to take any action
-------
that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by a Loan Party pursuant to the terms of this Agreement.

       SECTION 8.02 ADMINISTRATIVE AGENT'S RELIANCE, ETC.
                    -------------------------------------

          Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; and (vii) shall incur no liability as a result of any determination whether the transactions contemplated by the Loan Documents constitute a "highly leveraged transaction" within the meaning of the interpretations issued by the US Comptroller of the Currency, the US Federal Deposit Insurance Corporation and the Board of Governors of the US Federal Reserve System.

       SECTION 8.03 AGENTS AND AFFILIATES.
                    ----------------------

          With respect to its Commitments, the Loans made by it, any Letters of Credit Issued by it and any Notes issued to it, each Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the terms "Lender" or "Lenders" and "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include each Agent in its individual capacity, as applicable. Each

Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if such Agent were not an Agent and without any duty to account therefor to the Lender Parties.

       SECTION 8.04 LENDER CREDIT DECISION.
                    -----------------------

          Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

       SECTION 8.05 INDEMNIFICATION.
                    ----------------

          Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided, however, that no Lender shall be liable to any
                    --------  -------
such Person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 8.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Loans (other than unreimbursed Letter of Credit Drawings) outstanding at such time and owing to the respective Lenders,
(b) their respective Revolving Pro Rata Shares of the aggregate Letter of Credit Obligations outstanding at such time, plus (c) their respective Unused Revolving
                                      ----
Commitments at such time. In the event that any defaulted Loan shall be owing by any Defaulting Lender at any time, such Lender's Commitment with respect to the Facility under which such defaulted Loan was required to have been made shall be considered to be unused for purposes of this Section 8.05 to the extent of the amount of such defaulted Loan. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein, shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender's ratable share of such amount.

       SECTION 8.06 SUCCESSOR ADMINISTRATIVE AGENTS.
                    --------------------------------

          The Administrative Agent may resign at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a chartered bank having a combined capital and surplus of at least CDN$100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed upon between the Borrower and such successor.

       SECTION 8.07 DOCUMENTATION AGENT.
                    -------------------

          Notwithstanding anything herein to the contrary, the Documentation Agent has no rights or obligations in such capacity under any of the Loan Documents.

       SECTION 8.08 MINISTERIAL ACTS
                    ----------------

          The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship with any Lender Party (or any participant, Affiliate, Approved Fund or SPV of any Lender Party).

                                  ARTICLE IX.
                                 MISCELLANEOUS

       SECTION 9.01 AMENDMENTS, ETC.; RELEASE OF COLLATERAL.
                    ----------------------------------------

          (a) Except as otherwise provided in the Intercreditor Agreement, no amendment or waiver of any provision of this Agreement, any Notes or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (and, notwithstanding anything to the contrary in any Loan Document, in the case of any such amendment, the Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that notwithstanding the foregoing or any contrary
     --------  -------
     provision of the Intercreditor Agreement, (i) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than any Lender which is, at such time, a Defaulting Lender), do any of the following at any time: (A) change the percentage of the Commitments or of the aggregate unpaid principal amount of any Loans or Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or under the Intercreditor Agreement or change the definition of Required Lenders or Supermajority Lenders, or (B) amend this
     Section 9.01, or (C) release all or substantially all of the Collateral or
     (D) release any Guarantor from its obligations under any Guaranty, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that has an outstanding Loan or Commitment under the Facility affected by such amendment, waiver or consent, (A) increase the Commitments of such Lender or subject such Lender to any additional obligations, (B) reduce the principal of, or interest on, any Loans made or Notes held by such Lender or any fees or other amounts payable hereunder to such Lender or (C) postpone any date fixed for any payment of principal of, or interest on, the Loans made or Notes held by such Lender or any fees or other amounts payable hereunder to such Lender,
     (iii) no amendment, waiver or consent shall, unless in writing and signed by the Supermajority Lenders, increase the advance rate percentages set forth in the definition of the Borrowing Base Amount or make less restrictive the definition of Eligible Receivables or Eligible Inventory and (iv) no amendment, waiver or consent shall, unless in writing and signed by the Supermajority Lenders and each Lender that has an outstanding Loan or Commitment under the Facility affected by such amendment, waiver or consent, change the order of application of any prepayment set forth in
     Section 2.04 in any manner that materially affects such Lender (it being expressly understood that other provisions of Section 2.04, including, those providing for and requiring prepayments, may be waived or amended by the Supermajority Lenders); provided further that no amendment, waiver or
                                 -------- -------
     consent shall, unless in writing and signed by the Swing Line Lender or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Lenders or of the Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall,
                    -------- -------
     unless
     in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note.

          (b) So long as no Default under Section 7.01(a) or 7.01(g) and no Event of Default has occurred and is continuing: upon the request of the Borrower, and without the consent of the Lenders or the Required Lenders, the Administrative Agent is authorized to (i) release from the Lien of any Collateral Document any item or items of Collateral comprising less than all or substantially all of the Collateral at the time of such release (and, if such Collateral consists of all of Panolam International's or any of its Subsidiaries' interest in any Guarantor, to simultaneously release such Guarantor from its obligations under the Guaranty and the Collateral Documents) and (ii) execute any documents or instruments reasonably requested by the Borrower (as determined by the Administrative Agent) in connection therewith, but in each case only if (x) such release is requested in conjunction with the consummation of any sale or other disposition of such Collateral by Panolam International or any of its Subsidiaries (or the creation of any Lien) that is not prohibited by this Agreement, and (y) the Borrower has delivered to the Administrative Agent an Officer's Certificate certifying that no Default under Section 7.01(a) or 7.01(g) or Event of Default has occurred and is continuing and that such sale or other disposition (or such creation of a Lien) is not prohibited by this Agreement.

       SECTION 9.02 NOTICES, ETC.
                    -------------

          Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered as follows:

     If to the Borrower:           Panolam Industries Ltd.

                                   c/o Panolam Industries International, Inc.
                                   20 Progress Drive
                                   Shelton, CT 06484
                                   Attention: President
                                   Telecopier: (203) 225-0051

     If to any Initial Lender:     At its address for notices specified on its
                                   signature page hereto, or if not so
                                   specified, at its address specified opposite its name on Schedule I hereto

     If to any other Lender:       At its address for notices specified in the
                                   Assignment and Acceptance pursuant to which it became a Lender

If to the Administrative Agent:  Credit Suisse First Boston Canada
                                 One First Canadian Place
                                 Suite 3000
                                 P.O. Box 301
                                 Toronto, Ontario
                                 M5X 1C9
                                 Attention: Syndications Administration
                                 Telecopier: (416) 352-4574

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties (or, in the case of any Lender, as designated in a notice to the Borrower and the Administrative Agent). All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III, IV or VIII shall not be effective until received by the Administrative Agent.

       SECTION 9.03  NO WAIVER, REMEDIES.
                     --------------------

          No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 9.04  COSTS AND EXPENSES.
                     -------------------

          (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent, each Lender and each Issuing Bank in connection with the enforcement of the Loan

     Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

          (b) Each Loan Party jointly and severally agrees to indemnify and hold harmless the Administrative Agent, each Lender, each Issuing Bank and each of their Affiliates and their officers, directors, employees, agents, trustees, investment advisors and other advisors (each, an "INDEMNIFIED
                                                                 -----------
     PARTY"), to the extent that such indemnification would not be prohibited or
     -----
     restricted under applicable law, from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) this Agreement or any other Loan Document, the actual or proposed use of the proceeds of any Loan or of any Letter of Credit issued hereunder or any of the transactions contemplated hereby or by the other Loan Documents, or (ii) any acquisition or proposed acquisition (including, without limitation, the Pioneer Acquisition and any of the other transactions contemplated hereby) by any Loan Party or any of their respective Affiliates of all or any portion of the stock or substantially all the assets of Holdings or any of its Subsidiaries or (iii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Each Loan Party also agrees not to assert any claim against any Agent, the Lead Arranger, any Lender Party, any of their respective affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Loans or the Letters of Credit.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Loan or BA Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period or Contract Period, respectively, for such Loan, as a result of a payment or conversion pursuant to this Agreement, acceleration of the maturity of any of the Obligations pursuant to Section 7.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period or

     Contract Period, as applicable, for such Loan upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrower pursuant to Section 2.08(c), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion and the Borrower shall reimburse the Administrative Agent or such Lender on demand, to the extent that such payment would not be prohibited or restricted under applicable law, for any amounts so paid with interest thereon at the rate of interest per annum that would be applicable thereto pursuant to Section 2.05(e) if the Borrower was the Loan Party which failed to make the required payment of such defaulting Loan Party, in each case from the date of such payment until so reimbursed.

       SECTION 9.05 RIGHT OF SET-OFF.
                    -----------------

          Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Administrative Agent to declare any Obligations due and payable pursuant to the provisions of Section 7.01, each Lender Party and each of its Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and any Note or Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such
                              --------- -------
notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its Affiliates may have.

       SECTION 9.06 BINDING EFFECT.
                    ---------------

          This Agreement shall become effective when it shall have been executed by each Loan Party and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Administrative Agent, the Documentation Agent and each Lender Party and their respective successors and assigns, except that none of the Loan Parties shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

       SECTION 9.07 ASSIGNMENTS AND PARTICIPATIONS.
                    -------------------------------

          (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Loans owing to it and any Note or Notes held by it); provided, however,
                                                          --------  -------
     that (i) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or Affiliate or Approved Fund of a Lender or an assignment of all of a Lender's rights and obligations under this Agreement or in respect of any Facility, the amount of the Commitments and/or Loans of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than US$1,000,000, or CDN$1,000,000, as applicable, and shall be in integral multiples of US$100,000 or CDN$100,000, as applicable in excess thereof, (ii) each such assignment shall be to an Eligible Assignee or to an Affiliate or Approved Fund of the assignor, (iii) except for any assignments by the Administrative Agent and any assignments to another Lender or an Affiliate or an Approved Fund of the assigning Lender or of any other Lender or an SPV, each assignment shall require the written consent of (A) the Administrative Agent, and (B) unless a Default or Event of Default has occurred and is continuing, the Borrower, such consent in each case not to be unreasonably withheld or delayed, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of US$3,500; provided, however that no such fee shall
                                      --------  -------
     be payable in the case of an assignment to an Affiliate, an SPV or an Approved Fund of the assigning Lender; and, provided further, that in the
                                                 -------- -------
     case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single such US$3,5000 fee shall be payable for all such contemporaneous assignments. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights, benefits and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have (in addition to any such rights and obligations theretofore held by it) the rights, benefits and obligations of a Lender hereunder; provided that, the rights and benefits under Section 2.10 shall
                -------- ----
     only be available to the assignee to the extent that the assigning Lender would have had such rights and benefits and (y) the Lender assignor thereunder shall, to the extent that rights, benefits and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights, benefits and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto;
     (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section
     4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be and shall be bound by the terms of the Intercreditor Agreement.

          (c) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount of the Loans owing under each

     Facility to, each Lender from time to time (the "REGISTER"). The entries in
                                                      --------
     the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit I
                                                                       ---------
     hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice of assignment and a request for new Notes in favor of such assignee, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Loans and/or Commitments, as applicable, assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any Loans and/or Commitments hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to such Loans and/or Commitments, as applicable retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibits VII-A-1, VII-A-2, VII-B, VII-C, VII-D-1
                               ----------------  -------  -----  -----  -------
     and VII-D-2, as applicable.
         -------

          (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Loans owing to it and any Note or Notes held by it); provided, however, that (i) such Lender's
                                    --------  -------
     obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, any Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, any Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral;

     and, provided further, that participants shall have the same rights and
          -------- -------
     benefits as Lenders under Section 2.08 and Section 2.10, but only to the extent that the Lender from which such participation is acquired would have had such rights and benefits.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Loan Party furnished to such Lender by or on behalf of any Loan Party; provided, however, that, prior to
                                               --------  -------
     any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

          (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it and any Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the US Federal Reserve System.

          (h) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle
                ---------------
     (an "SPV"), identified as such in writing from time to time by the Granting
          ---
     Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement;

     provided that (i) nothing herein shall constitute a commitment by any SPV
     -------- ----
     to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment availability of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any Insolvency Law. In addition, notwithstanding anything to the contrary contained in this Section 9.07(h), any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of

     Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. To the extent that an SPV assumes a Commitment and/or makes a Loan on behalf of a Granting Lender, such SPV shall be deemed a "Lender" for all purposes hereunder and under the other Loan Documents and shall be entitled to the same rights and benefits as such Granting Lender hereunder and thereunder except that, with reference to the rights and benefits provided under Section 2.10, only to the extent that the relevant Granting Lender would have been entitled to such rights and benefits. This Section 9.07(h) may not be amended without the written consent of the SPV.

       SECTION 9.08 GOVERNING LAW; JURISDICTION.
                    ----------------------------

          (a) This Agreement and the Notes (if any) shall be governed by, and construed in accordance with, the laws of the Province of Ontario and of Canada applicable therein.

          (b) Each party hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claim or dispute pertaining to this Agreement or any of the other Loan Documents; provided that, nothing in this Agreement shall be
                           -------- -----
     deemed or operate to preclude the Administrative Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order. Each Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceedings in any such court.

       SECTION 9.09 EXECUTION IN COUNTERPARTS.
                    --------------------------

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

       SECTION 9.10 NO LIABILITY OF THE ISSUING BANKS.
                    ----------------------------------

          The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the
                                                              ------
Borrower and each Lender shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower and each Lender, to the extent of any direct, but not consequential, damages suffered by the Borrower or such Lender that the Borrower or such Lender proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

       SECTION 9.11 CONFIDENTIALITY.
                    ----------------

          Neither any Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to such Agent's or such Lender's Affiliates or Approved Funds and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any provincial, federal or foreign authority or examiner regulating the activities of such Lender Party or (d) in connection with customary filings with the US National Association of Insurance Commissioners.

       SECTION 9.12 JUDGMENT CURRENCY.
                    ------------------

          (a) If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.12 referred to as the "JUDGMENT CURRENCY") an amount due
                                           -----------------
     under any Loan Document in any currency (the "OBLIGATION CURRENCY") other
                                                   -------------------
     than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.12 being hereinafter in this Section 9.12 referred to as the "JUDGMENT CONVERSION
                                                          -------------------
     DATE").
     ----

          (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 9.12(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in same day funds, the applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser amount) or the Administrative Agent or applicable Lender, as appropriate, shall refund to the Borrower such amount (if any), as applicable, as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from a Loan Party under this
     Section 9.12(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

          (c) The term "rate of exchange" in this Section 9.12 means the rate of exchange at which the Administrative Agent would, on the relevant date at or about 12:00 noon (Toronto time), be prepared to sell the Obligation Currency against the Judgment Currency.

     SECTION 9.13  WAIVER OF JURY TRIAL.
                   ---------------------

          Each of the Loan Parties, the Administrative Agent, the Issuing Banks and the Lender Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Loans, any Letter of Credit or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.



                           [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PANOLAM INDUSTRIES LTD.
                                        as Borrower

                                        By: /s/ Robert J. Muller
                                            ---------------------------
                                        Title: President
                                               ------------------------
                                        By: /s/ Sara Foster
                                            ---------------------------
                                        Title: Secretary
                                               ------------------------

                              CREDIT SUISSE FIRST BOSTON CANADA,
                              as an Initial Lender and as Administrative Agent

                              By: /s/ W.M. McFarland
                                  ----------------------------------------
                              Title: Vice President
                                     -------------------------------------
                              By: /s/ Peter Chaurin
                                  ----------------------------------------
                              Title: Vice President
                                     -------------------------------------
                              Lending Office and Address for Notices:

                              Credit Suisse First Boston Canada
                              1 First Canadian Place, Suite 3000
                              Toronto, Ontario
                              M5X 1C9

                              Attention: Bill McFarland
                              Telephone No.: (416) 352-4528
                              Telecopier No.: (416) 352-4576

                              ROYAL BANK OF CANADA, as an Initial
                              Lender and as Documentation Agent


                              By: /s/ Luc Lachapelle
                                  -----------------------------------
                              Title: Deputy to the Vice - President
                                     and Sales and Market Manager
                                     --------------------------------
                              By: [SIGNATURE ILLIGIBLE]
                                   ----------------------------------
                              Title: ________________________________

                              Lending Office and Address for Notices:

                              Royal Bank of Canada
                              1 Place Ville Marie
                              8/th/ Floor, East Wing
                              Montreal, Quebec
                              H3C 3A9


                              Attention: Michel Roch
                              Telephone No.: (514) 874-3726
                              Telecopier No.: (514) 874-3144

                              With a copy to:

                              Royal Bank of Canada
                              One Liberty Plaza, 4/th/ Floor
                              New York, New York 10006-1404

                              Attention: Colleen Roux
                              Telephone No.: (212) 428-6214
                              Telecopier No.: (212) 428-2319

                              COMERICA BANK-CANADA, as an Initial
                              Lender


                              By: /s/ William T. Carrothers
                                  -----------------------------------
                              Title: Vice President
                                     --------------------------------
                              By: ___________________________________
                              Title: ________________________________

                              Lending Office and Address for Notices:

                              Comerica Bank-Canada
                              Suite 2210
                              South Tower, Royal Bank Plaza
                              Toronto, Ontario
                              M5J 2J2

                              Attention: William Carrothers
                              Telephone No.: (416) 367-3113 Ext. 230
                              Telecopier No.: (416) 367-2460

          The following Persons are signatories to this Agreement in their capacity as Loan Parties and not as Borrower.



                              PANOLAM INDUSTRIES HOLDINGS, INC.



                              By: /s/ Robert J. Muller
                                  ----------------------------------
                              Title: _______________________________

                              By: /s/ Sara Foster
                                  ----------------------------------
                              Title: _______________________________


                              PANOLAM GROUP, INC.


                              By: /s/ Robert J. Muller
                                  ----------------------------------
                              Title: _______________________________

                              By: /s/ Sara Foster
                                  ----------------------------------
                              Title: _______________________________


                              PII SECOND, INC.


                              By: /s/ Robert J. Muller
                                  ----------------------------------
                              Title: _______________________________

                              By: /s/ Sara Foster
                                  ----------------------------------
                              Title: _______________________________

                              PANOLAM INDUSTRIES INTERNATIONAL, INC.


                              By: /s/ Robert J. Muller
                                  ------------------------------------
                              Title: _________________________________

                              By: /s/ Sara Foster
                                  ------------------------------------
                              Title: _________________________________


                              PANOLAM INDUSTRIES, INC.


                              By: /s/ Robert J. Muller
                                  ------------------------------------
                              Title:__________________________________

                              By: /s/ Sara Foster
                                  ------------------------------------
                              Title: _________________________________


                              PIONEER PLASTICS CORPORATION


                              By: /s/ Robert J. Muller
                                  ------------------------------------
                              Title: _________________________________

                              By: /s/ Sara Foster
                                  ------------------------------------
                              Title: _________________________________

--------------------------------------------------------------------------------

                                 US$65,000,000

                               CREDIT AGREEMENT

                         DATED AS OF FEBRUARY 18, 1999

                                     AMONG

                           PANOLAM INDUSTRIES LTD.,

                                 AS BORROWER,

                   THE OTHER LOAN PARTIES SIGNATORY HERETO,

                           THE LENDERS NAMED HEREIN,

                              AS INITIAL LENDERS,

                          DLJ CAPITAL FUNDING, INC.,

                             AS SYNDICATION AGENT,

                      CREDIT SUISSE FIRST BOSTON CANADA,

                            AS ADMINISTRATIVE AGENT

                                      AND

                             ROYAL BANK OF CANADA,

                            AS DOCUMENTATION AGENT

                               LEAD ARRANGED BY:

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

--------------------------------------------------------------------------------

SCHEDULES AND EXHIBITS
SCHEDULES

Schedule I                      Commitments, Etc.
Schedule II                     Collateral Reports

Schedule 1.01(a)                Historical Restructuring Costs
Schedule 1.01(b)                Future Restructuring Costs
Schedule 2.04(c)(iii)           Equipment
Schedule 4.01(k)(ii)            Jurisdiction of Incorporation; Foreign
                                Qualifications
Schedule 4.01(k)(vii)           Government and Third Party Approvals
Schedule 4.01(k)(xv)            Secured Properties
Schedule 4.01(k)(xxi)           Environmental Reports
Schedule 5.01(b)                Capital Stock
Schedule 5.01(d)                Approvals and Consents
Schedule 5.01(j)                Pension Plans
Schedule 5.01(l)(i)             Environmental Law and Permit Exceptions
Schedule 5.01(l)(ii)            Environmental Disclosure
Schedule 5.01(l)(iii)           Hazardous Materials Disposals and Releases
Schedule 5.01(m)                Open Years
Schedule 5.01(q)(i)             Existing Debt
Schedule 5.01(q)(ii)            Surviving Debt
Schedule 5.01(s)                Real Property
Schedule 5.01(t)                Material Contracts
Schedule 5.01(v)                Investments
Schedule 5.01(w)                Intellectual Property
Schedule 5.01(x)                Other Agreements
Schedule 6.01(d)                Policies of Insurance
Schedule 6.02(a)(iii)           Existing Liens
Schedule 6.02(e)                Sale of Assets
Schedule 6.02(r)                Affiliate Transactions

EXHIBITS

Exhibit I                       Form of Assignment and Acceptance
Exhibit II                      Form of Notice of Borrowing
Exhibit III                     Form of Notice of Conversion/Continuation
Exhibit IV                      Form of Notice of Issuance
Exhibit V                       Form of Notice of Swing Line Borrowing
Exhibit VI                      Form of Borrowing Base Certificate
Exhibit VII-A-1                 Form of Canadian Dollar Revolving Note
Exhibit VII-A-2                 Form of US Dollar Revolving Note
Exhibit VII-B                   Form of Term A Note
Exhibit VII-C                   Form of Term B Note

Exhibit VII-D-1                 Form of Canadian Dollar Swing Line Note
Exhibit VII-D-2                 Form of US Dollar Swing Line Note
Exhibit VIII-A                  Form of Bankers' Acceptance
Exhibit VIII-B                  Form of Discount Note
Exhibit IX                      Form of  Compliance  Certificate/Quarterly
                                Compliance Certificate
Exhibit X                       Forms of Canadian Security Agreement and US
                                Security Agreement
Exhibit XI                      Form of US Guaranty
Exhibit XII Forms of Mortgage/Assignment of Rents/Deed of Trust/Leasehold Deed of Trust/Leasehold Mortgage
Exhibit XIII-A                  Forms of Opinions of Borrower's Canadian and
                                US Counsel
Exhibit XIII-B                  Form of Opinion of Borrower's US Local Counsel
Exhibit XIV                     Form of Amendment to US Guaranty
Exhibit XV                      Form of Amendment to US Security Agreement
Exhibit XVI                     Form of Intercreditor and Subordination
                                Agreement
Exhibit XVII                    Form of Intercompany Note

                               TABLE OF CONTENTS

                                                                                                               Page
Article I. DEFINITIONS AND ACCOUNTING TERMS................................................................       2

   Section 1.01      Certain Defined Terms.................................................................       2

   Section 1.02      Computation of Time Periods...........................................................      49

   Section 1.03      Accounting Terms......................................................................      49

   Section 1.04      Other Definitional Provisions.........................................................      49

Article II. AMOUNTS AND TERMS OF THE LOANS.................................................................      49

   Section 2.01      The Loans.............................................................................      49

   Section 2.02      Making the Loans......................................................................      51

   Section 2.03      Scheduled Repayment...................................................................      56

   Section 2.04      Prepayments; Reduction of Revolving Commitments and
                     Swing Line Commitment.................................................................      58

   Section 2.05      Interest..............................................................................      66

   Section 2.06      BA Loans..............................................................................      71

   Section 2.07      Fees..................................................................................      74

   Section 2.08      Increased Costs, Etc..................................................................      75

   Section 2.09      Payments and Computations.............................................................      76

   Section 2.10      Taxes.................................................................................      78

   Section 2.11      Sharing of Payments, Etc..............................................................      80

   Section 2.12      Use of Proceeds.......................................................................      80

   Section 2.13      Evidence of Debt......................................................................      81

Article III. AMOUNTS AND TERMS OF LETTERS OF CREDIT........................................................      82

   Section 3.01      The Letter of Credit Subfacility......................................................      82

   Section 3.02      Issuance of Letters of Credit...........................................................    82

   Section 3.03      Drawing and Reimbursement...............................................................    83

   Section 3.04      Obligations Absolute....................................................................    84

   Section 3.05      Letter of Credit Fees...................................................................    85

   Section 3.06      Use of Letters of Credit................................................................    86

Article IV. CONDITIONS OF LENDING............................................................................    86

   Section 4.01      Conditions Precedent to Initial Borrowings..............................................    86

   Section 4.02      Conditions Precedent to Each Borrowing and Issuance.....................................    94

   Section 4.03      Determinations Under Section 4.01.......................................................    95

Article V. REPRESENTATIONS AND WARRANTIES....................................................................    95

   Section 5.01      Representations and Warranties of Loan Parties..........................................    95

Article VI. COVENANTS OF THE LOAN PARTIES....................................................................   106

   Section 6.01      Affirmative Covenants...................................................................   106

   Section 6.02      Negative Covenants......................................................................   114

   Section 6.03      Reporting Requirements..................................................................   124

   Section 6.04      Financial Covenants.....................................................................   129

Article VII. EVENTS OF DEFAULT...............................................................................   131

   Section 7.01      Events of Default.......................................................................   131

   Section 7.02      Actions in Respect of the Letters of Credit Upon Default................................   135

Article VIII. THE ADMINISTRATIVE AGENT.......................................................................   135

   Section 8.01      Authorization and Action................................................................   135

   Section 8.02      Administrative Agent's Reliance, Etc....................................................   136

   Section 8.03      Agents and Affiliates...................................................................   136

   Section 8.04      Lender Credit Decision..................................................................   137

   Section 8.05      Indemnification.......................................................................     137

   Section 8.06      Successor Administrative Agents.......................................................     138

   Section 8.07      Documentation Agent...................................................................     138

   Section 8.08      Ministerial Acts......................................................................     138

Article IX. MISCELLANEOUS..................................................................................     139

   Section 9.01      Amendments, Etc.; Release of Collateral...............................................     139

   Section 9.02      Notices, Etc..........................................................................     140

   Section 9.03      No Waiver, Remedies...................................................................     141

   Section 9.04      Costs and Expenses....................................................................     141

   Section 9.05      Right of Set-Off......................................................................     143

   Section 9.06      Binding Effect........................................................................     144

   Section 9.07      Assignments and Participations........................................................     144

   Section 9.08      Governing Law; Jurisdiction...........................................................     148

   Section 9.09      Execution in Counterparts.............................................................     148

   Section 9.10      No Liability of the Issuing Banks.....................................................     148

   Section 9.11      Confidentiality.......................................................................     149

   Section 9.12      Judgment Currency.....................................................................     149

   Section 9.13      Waiver of Jury Trial..................................................................     150

                                   EXHIBIT I

                       FORM OF ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement, dated as of February 16, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined therein being used herein as
              ----------------
therein defined), among PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), the other Loan Parties signatory thereto, the financial
 --------
institutions and other entities listed on the signature pages of the Credit Agreement as Lender, and CREDIT SUISSE FIRST BOSTON CANADA, for itself as a Lender and as Administrative Agent, and Royal Bank of Canada, for itself as an Initial Lender and as Documentation Agent.

          The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Facility or Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, the Assignee's Commitments and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1 hereto.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant thereto; and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01(f) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents (including, without limitation, under the Intercreditor Agreement and the Collateral Documents) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, and without limiting the foregoing, the Assignee expressly agrees to be bound by the terms of the Intercreditor Agreement and the Collateral Documents; and (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender and, if applicable, as an Issuing Bank.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Administrative
 --------------
Agent, unless otherwise specified on Schedule 1 hereto.

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender and, if applicable, an Issuing Bank thereunder, and
(ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and any Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and any Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the Province of Ontario.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   [NAME OF ASSIGNOR], as Assignor


                                   By __________________________________________
                                      Title:

                                   Dated: ___________, ____

                                   [NAME OF ASSIGNEE], as Assignee

                                   By __________________________________________
                                      Title:

                                   Dated: ___________, ____

                                   Assignee's Notice Address:



                                   Assignee's Account Information:

Accepted and Approved this ____
day of ___________, ____

CREDIT SUISSE FIRST BOSTON CANADA,
as Administrative Agent


By __________________________________
   Title:

[Approved this ____ day
of _____________, ____

PANOLAM INDUSTRIES LTD.


By __________________________________
   Title:]

                                  EXHIBIT II

                          FORM OF NOTICE OF BORROWING

                                    [Date]

Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30/th/ Floor
Toronto, Ontario, M5X 1C9
Attn: Syndications Agency

                            PANOLAM INDUSTRIES LTD.

Ladies and Gentlemen:

The undersigned, Panolam Industries Ltd., refers to the Credit Agreement, dated as of February 16, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined
                                           ----------------
therein being used herein as therein defined), among the undersigned, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature pages of the Credit Agreement as Lenders, Credit Suisse First Boston Canada for itself as a Lender and as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement, that the undersigned hereby requests a [Term A Loan][Term B Loan][Revolving Loan] under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED
                                                             --------
BORROWING"):
---------

               (i) The Business Day of the Proposed Borrowing is _________ ___, ____.

               (ii) The Type of Loan comprising the Proposed Borrowing is a [Term A Loan][Term B Loan][Revolving Loan] [Base Rate Loan] [Eurodollar Rate Loan] [BA Loan] [Prime Rate Loan].

               (iii) The aggregate amount of the Proposed Borrowing is [US][CND]$__________.

               [(iv) The initial Interest Period for each Eurodollar Rate Loan made as part of the Proposed Borrowing is [one][two][three][six] month[s].]

               [(v)   The Contract Period for each BA Loan representing part of
     the Proposed Borrowing is approximately [thirty] [sixty] [ninety] [one hundred eighty] days ending on _________ ___,_____.]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

               (A) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of the Proposed Borrowing;

               (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes or would constitute a Default or an Event of Default; and

               (C) after giving effect to the Proposed Borrowing, the Borrowing Base Amount and the Revolving Commitments then in effect each exceed the Total Utilization of Revolving Commitments.

                                        Very truly yours,


                                        PANOLAM INDUSTRIES LTD.


                                        By:_____________________________________
                                           Title:

                                  EXHIBIT III

                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                                    [Date]


Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30/th/ Floor
Toronto, Ontario, M5X 1C9
Attn: Syndications Agency

                            PANOLAM INDUSTRIES LTD.

Ladies and Gentlemen:

The undersigned, Panolam Industries Ltd. ("Borrower"), refers to the Credit Agreement, dated as of February 16, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT," the
                                                       ----------------
terms defined therein being used herein as therein defined), among the undersigned, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature pages of the Credit Agreement as Lenders, and, Credit Suisse First Boston Canada for itself as a Lender and as Administrative Agent. Borrower hereby gives you notice, irrevocably, pursuant to Section [2.05(c)][2.06(a)] of the Credit Agreement that the undersigned hereby requests [a Conversion under the Credit Agreement (the "PROPOSED BASE RATE/EURODOLLAR CONVERSION") of US$________ in principal amount
-----------------------------------------
of presently outstanding [Term A][Term B][Revolving] Loans that are [Base Rate] [Eurodollar Rate] Loans to [Eurodollar Rate] [Base Rate] Loans on ________ __, ____] [a Conversion under the Credit Agreement (the "PROPOSED PRIME RATE/BA
                                                     ----------------------
CONVERSION") of CDN$_________ of outstanding Revolving Loans that are Prime Rate
----------
Loans to BA Loans with a Contract Period ending _______ __, _____] [a Continuation under the Credit Agreement (the "PROPOSED BA CONTINUATION") as BA
                                              ------------------------
Loans of CDN$________ in principal amount of presently outstanding BA Loans with a contract period requested to be approximately a [thirty] [sixty] [ninety] [one hundred eighty] day period ending on _________ __, _____.] [a Continuation under the Credit Agreement (the "PROPOSED EURODOLLAR CONTINUATION") as Eurodollar Rate
                           --------------------------------
Loans of US$ ________ in principal amount of presently outstanding [Term A][Term B][Revolving] Loans that are Eurodollar Rate Loans with an Interest Period ending ________ __, ____. The Interest Period for such Eurodollar Rate Loans is requested to be a [one][two][three][six]month period ending on ________ __, ____].

                                     III-1

          The undersigned hereby certifies that the following statement is true on the date hereof, and will be true on the date of the Proposed [[Base Rate/Eurodollar][Prime Rate/BA]Conversion] [[BA][Eurodollar]Continuation]:

               (A) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed [[BA Rate/Eurodollar][Prime Rate/BA]Conversion] [[BA][Eurodollar]Continuation] and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of the Proposed [[Base Rate/Eurodollar][Prime Rate/BA]Conversion] [[BA][Eurodollar]Continuation]; and

               (B) no event has occurred and is continuing, or would result from such Proposed [[Base Rate/Eurodollar] [Prime Rate/BA] Conversion] [BA][Eurodollar]Continuation] that constitutes or would constitute a Default or an Event of Default.

                                        Very truly yours,


                                        PANOLAM INDUSTRIES LTD.


                                        By:_____________________________________
                                           Title:

                                     III-2

                                  EXHIBIT IV

                          FORM OF NOTICE OF ISSUANCE

                                    [Date]


Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30/th/ Floor
Toronto, Ontario, M5X 1C9
Attn: Syndications Agency

[Name and address of
Issuing Bank
Attention: ________________________]


                            PANOLAM INDUSTRIES LTD.

Ladies and Gentlemen:

The undersigned, Panolam Industries Ltd., refers to the Credit Agreement, dated as of February 16, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined
                                           ----------------
therein being used herein as therein defined), among the undersigned, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature pages of the Credit Agreement as Lenders, and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent, and hereby gives you notice, pursuant to Section 3.02 of the Credit Agreement that the undersigned hereby requests the issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such issuance (the "PROPOSED ISSUANCE"):
                                -----------------
               (i) The requested Business Day of the Proposed Issuance is ________ ___, ____.

               (ii) The requested available amount of such Letter of Credit is [US$__________ ] [CDN$____________.]

               (iii) The requested expiration date of such Letter of Credit is ________ ___, ____.

               (iv) The name and address of the beneficiary of such requested Letter of Credit is as follows:

                         ________________________________

                         ________________________________

                         ________________________________

               (v) The requested form of such Letter of Credit and a copy of the Letter of Credit Agreement are attached hereto as Schedule 1.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Issuance:

               (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Issuance, before and after giving effect to the Proposed Issuance requested hereby, as though made on and as of such date, other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date of the Proposed Issuance;

               (B) no event has occurred and is continuing, or would result from the Proposed Issuance requested hereby, that constitutes or would constitute a Default or an Event of Default; and

               (C) after giving effect to the Proposed Borrowing, the Borrowing Base Amount and the Revolving Commitments then in effect each exceed the Total Utilization of Revolving Commitments.

                                        Very truly yours,


                                        PANOLAM INDUSTRIES LTD.


                                        By:_____________________________________
                                           Title:

                                   EXHIBIT V
                    FORM OF NOTICE OF SWING LINE BORROWING

                                    [Date]


Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30/th/ Floor
Toronto, Ontario, M5X 1C9
Attn: Syndications Agency

                            PANOLAM INDUSTRIES LTD.

Ladies and Gentlemen:

The undersigned, Panolam Industries Ltd., refers to the Credit Agreement, dated as of February 16, 1999 (as amended, supplemented, amended or restated or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined
                                           ----------------
therein being used herein as therein defined), among the undersigned, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada for itself as a Lender and as Administrative Agent, and hereby gives you notice irrevocably, pursuant to Section 2.02(c) of the Credit Agreement that the undersigned hereby requests a Swing Line Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED SWING LINE BORROWING"):
                                             -----------------------------

               (i) The Business Day of the Proposed Swing Line Borrowing is _________ ___, ____.

               (ii) The aggregate amount of the Proposed Swing Line Borrowing by way of [Prime Rate Loan][Base Rate Loan] is [CDN$][US$]_____________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Swing Line
Borrowing:

               (A) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed Swing Line Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of the Proposed Swing Line Borrowing;

               (B) no event has occurred and is continuing, or would result from such Proposed Swing Line Borrowing or from the application of the proceeds therefrom, that constitutes or would constitute a Default or an Event of Default; and

               (C) after giving effect to the Proposed Swing Line Borrowing, the aggregate principal amount of all outstanding Swing Line Loans will not exceed the lesser of (i) the remainder of the Borrowing Base Amount then in effect minus the sum of (A) the aggregate amount of the Letter of Credit
            -----
     Obligations then outstanding, and (B) the aggregate principal amount of the Revolving Loans then outstanding; or (ii) the aggregate Revolving Commitments then in effect.

                                        Very truly yours,


                                        PANOLAM INDUSTRIES LTD.


                                        By:_____________________________________
                                           Title:

                                  EXHIBIT VI

                      FORM OF BORROWING BASE CERTIFICATE

          In connection with the Credit Agreement by and among PANOLAM INDUSTRIES LTD. (the "BORROWER"), the financial institutions and certain other
                      --------
entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent (as amended, supplemented amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), dated as of February 16, 1999, I, [NAME
                   ----------------
OF OFFICER], in my personal capacity as [Chief Financial Officer] [Treasurer] [Director of Finance] of the Borrower, hereby certify that I am the duly elected and acting [Chief Financial Officer] [Treasurer] [Director of Finance] of the Borrower and that:

     1.   All information and each calculation set forth in the attached
          Schedule 1 are, and all supporting documentation and reports attached hereto as Schedule 2 are, to the best of my knowledge, true, correct and complete in all material respects as of the date hereof.

     2. All information and each calculation set forth in the attached Borrowing Base Certificate is based on the most recent financial statements of the Borrower [AND ITS CANADIAN SUBSIDIARIES] delivered pursuant to Section 6.03(b), (c) or (d) of the Credit Agreement (except that, in the event that this Borrowing Base Certificate is delivered more than 40 days after the end of the most recently ended fiscal quarter of the Borrower, such Schedule 1 sets forth the Borrower's [AND ITS CANADIAN SUBSIDIARIES] Eligible Receivables and Eligible Inventory as of the last day of the most recently ended fiscal month of the Borrower, and a balance sheet of the Borrower and its Subsidiaries as of the last day of such fiscal month, which has been prepared in accordance with GAAP (subject to year end audit adjustments) and is attached hereto as Schedule 3).

     3. During the most recent fiscal quarter of the Borrower, [more than US$1,000,000 or the Equivalent Amount thereof] [less than US$1,000,000 or the Equivalent Amount thereof] of the Collateral at any one time was being warehoused and/or processed at locations not owned or leased by any of the Credit Parties.

          Unless otherwise defined herein, all terms used herein shall have the meanings ascribed to them in the Credit Agreement.

Executed this ___ day              PANOLAM INDUSTRIES LTD.
of __________, ____


                                   By:_____________________________________
                                                  title

                                EXHIBIT VII-A-1

                    FORM OF CANADIAN DOLLAR REVOLVING NOTE


Equivalent Amount in Canadian Dollars
of US$[____________]                                   Dated:  February 16, 1999

          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Revolving
                       ------
Loans (as defined below) denominated in Canadian Dollars owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Commitment Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan denominated in Canadian Dollars from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of Canada in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. Each Revolving Loan denominated in Canadian Dollars owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such
                      --------  -------
endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Promissory Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 16, 1999 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the
                                           ----------------
Borrower, the other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of loans (the "REVOLVING LOANS") denominated in Canadian Dollars by the Lender to
            ---------------
the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the Equivalent Amount in Canadian Dollars of the amount in US Dollars first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Loan denominated in Canadian Dollars being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Revolving Note hereby waive presentment, demand, protest and notice of any
--------------
kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                  VIII-A-1-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.

                                        PANOLAM INDUSTRIES LTD.



                                        By:___________________________________
                                           Title:

                                   VII-A-1-2

           CANADIAN DOLLAR REVOLVING LOANS AND PAYMENTS OF PRINCIPAL


========================================================================================================================
    Date          Amount of Canadian         Amount of Principal Paid       Unpaid Principal Balance       Notation
                Dollar Revolving Loan               or Prepaid                                              Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

                                   VII-A-1-3

                                EXHIBIT VII-A-2

                       FORM OF US DOLLAR REVOLVING NOTE


US$[____________]                                      Dated:  February 16, 1999

          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Revolving
                       ------
Loans (as defined below) denominated in US Dollars owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Commitment Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan denominated in US Dollars from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. Each Revolving Loan denominated in US Dollars owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that
                                                        --------  -------
any failure to make such endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Revolving Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 18, 1999 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the
                                           ----------------
Borrower, the other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of loans (the "REVOLVING LOANS") denominated in US Dollars by the Lender to the
            ---------------
Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the amount of US Dollars first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Revolving Note hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                  VIII-A-2-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.

                                        PANOLAM INDUSTRIES LTD.


                                        By:_____________________________________
                                           Title:

                                   VII-A-2-2

              US DOLLAR REVOLVING LOANS AND PAYMENTS OF PRINCIPAL


========================================================================================================================
    Date       Amount of US Dollar       Amount of Principal Paid     Unpaid Principal Balance      Notation
                  Revolving Loan                or Prepaid                                           Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
========================================================================================================================

                                   VII-A-2-3

                                 EXHIBIT VII-B

                              FORM OF TERM A NOTE


US$[____________]                                      Dated:  February 16, 1999

          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Term A
                       ------
Loan (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) in consecutive quarterly installments according to the amortization schedule set forth in Section 2.03(a) of the Credit Agreement until such principal amount has been paid in full with the last such installment owing under the Credit Agreement to be paid on the Term A Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Term A Loan from the date of such Term A Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. The Term A Loan owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such endorsement on
                 --------  -------
such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Term A Note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 18, 1999 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the
                                 ----------------
other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for a single Term A Loan by the Lender to the Borrower on the Closing Date in an aggregate principal amount not to exceed at any time outstanding the US Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Term A Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Term A Note hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                    VII-B-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.

                                        PANOLAM INDUSTRIES LTD.



                                        By:___________________________________
                                           Title:

                                    VII-B-2

                     TERM A LOANS AND PAYMENTS OF PRINCIPAL


==============================================================================================
  Date  Amount of Term A Loan   Amount of Principal Paid   Unpaid Principal Balance   Notation
                                        or Prepaid                                     Made By
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
==============================================================================================

                                    VII-B-3

                                 EXHIBIT VII-C


                              FORM OF TERM B NOTE



US$  [____________]                                    Dated:  February 16, 1999


          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Term B
                       ------
Loan (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) in consecutive quarterly installments according to the amortization schedule set forth in Section 2.03(b) of the Credit Agreement until such principal amount has been paid in full with the last such installment owing under the Credit Agreement to be paid on the Term B Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Term B Loan from the date of such Term B Loans until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. The Term B Loan owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such endorsement on
                 --------  -------
such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Term B Note is one of the Term B Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 18, 1999 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the
                                 ----------------
other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for a single Term B Loan by the Lender to the Borrower on the Closing Date in an aggregate principal amount not to exceed at any time outstanding the US Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Term B Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Term B Note hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                    VII-C-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.

                                             PANOLAM INDUSTRIES LTD.

                                             By:________________________________
                                                  Title:


                                    VII-C-2

                     TERM B LOANS AND PAYMENTS OF PRINCIPAL


==============================================================================================
 Date  Amount of Term B Loan   Amount of Principal Paid   Unpaid Principal Balance   Notation
                                        or Prepaid                                   Made By
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
==============================================================================================

                                    VII-C-3

                                EXHIBIT VII-D-1


                    FORM OF CANADIAN DOLLAR SWING LINE NOTE


Equivalent Amount in Canadian Dollars

of US$ [_________]                                      Dated: February 16, 1999


          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Swing Line
                       ------
Loans (as defined below) denominated in Canadian Dollars owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Commitment Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan denominated in Canadian Dollars from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of Canada in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. Each Swing Line Loan denominated in Canadian Dollars owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such
                      --------  -------
endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Swing Line Note is one of the Swing Line Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 18, 1999 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among the
                                           ----------------
Borrower, the other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of Swing Line Loans denominated in Canadian Dollars by the Lender to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the Equivalent Amount in Canadian Dollars of the amount in US Dollars first above mentioned, the indebtedness of the Borrower resulting from each such Swing Line Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Term A Note hereby waive presentment, demand, interest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                   VII-D-1-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.


                                             PANOLAM INDUSTRIES LTD.

                                             By:____________________________
                                                 Title:

                                   VII-D-1-2

           CANADIAN DOLLAR SWING LINE LOANS AND PAYMENTS OF PRINCIPAL

================================================================================================
 Date     Amount of Canadian     Amount of Principal Paid   Unpaid Principal Balance   Notation
        Dollar Swing Line Loan          or Prepaid                                      Made By
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
================================================================================================

                                   VII-D-1-3

                                EXHIBIT VII-D-2

                       FORM OF US DOLLAR SWING LINE NOTE



US$ [_________]                                         Dated: February 16, 1999


          FOR VALUE RECEIVED, the undersigned, PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of
                          --------
[NAME OF LENDER] (the "LENDER") the aggregate principal amount of the Swing Line
                       ------
Loans (as defined below) denominated in US Dollars owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving Commitment Termination Date. All capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan denominated in US Dollars from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09 of the Credit Agreement. Each Swing Line Loan denominated in US Dollars owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that
                                                        --------  -------
any failure to make such endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

          This Swing Line Note is one of the Swing Line Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of February 16, 1999 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among the
                                           ----------------
Borrower, the other Loan Parties signatory thereto, the Lender and certain other entities listed on the signature pages of the Credit Agreement as Lenders and Credit Suisse First Boston Canada, for itself as a Lender and as Administrative Agent. The Credit Agreement, among other things, (i) provides for the making of Swing Line Loans denominated in US Dollars by the Lender to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the US Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Swing Line Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower and any endorser of this Swing Line Note hereby waive presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder shall operate as a waiver of such rights.

                                  VII-D-2-1

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE ONTARIO.



                                             PANOLAM INDUSTRIES LTD.

                                             By:____________________________
                                                  Title:

                                  VIII-D-2-2

              US DOLLAR SWING LINE LOANS AND PAYMENTS OF PRINCIPAL


================================================================================================
Date    Amount of US Dollar    Amount of Principal Paid    Unpaid Principal Balance    Notation
          Swing Line Loan            or Prepaid                                         Made By
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
================================================================================================

                                  VIII-D-2-3

                                EXHIBIT VIII-A

                          FORM OF BANKERS' ACCEPTANCE

==========================================================================
                           BANKER'S ACCEPTANCE     No.________


 To:____________________     Due ______________    ________ 19 __________
      Bank

 _______________________________________ days after date (without grace)
     Address


     ACCEPTED                   For value received pay to the order of the
                             undersigned drawer the sum of CDN$___________

 ________________________      _____________________Dollars $ ____________
  Payable At

 ________________________
                                [THIS IS A DEPOSITORY BILL SUBJECT TO THE
                                   DEPOSITORY BILLS AND NOTES ACT.]


 ________________________    Value Received and Charge to the Account of:

 For ____________________    _____________________________________________

 ________________________    Per: ________________________________________
     Authorized Signature
 ________________________    Per: ________________________________________
     Authorized Signature
 =========================================================================


                             VIII-A-1

                  ===========================================

                  ___________________________________________

                  ___________________________________________

                  Per:_______________________________________

                  Per:_______________________________________
















                  ===========================================


                                   VIII-A-2

                                EXHIBIT VIII-B

                                 DISCOUNT NOTE


CDN$ _____________                                           Date: ________

          FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on

__________________________, 19____, to or to the order of ______________________

______________(the "HOLDER"), the sum of CDN$_____________with no interest thereon.

          The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based upon indulgences which may be granted by the Holder to any party liable hereon and any days of grace.

          This promissory note evidences a BA Equivalent Loan, as defined in the Credit Agreement dated as of February 16, 1999 between Panolam Industries Ltd., as the Borrower, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature page thereof, as lenders (the "LENDERS") and Credit Suisse First Boston Canada, as a Lender and as Administrative Agent for the Lenders, as amended, restated, supplemented or otherwise modified from time to time, and constitutes indebtedness to the Holder arising under the BA Equivalent Loan. Payment of this note shall be made at the offices of the Administrative Agent located at 1 First Canadian Place, 30/th/ Floor, Toronto, Ontario, M5X 1C9.

                                         PANOLAM INDUSTRIES LTD.


                                         By: ___________________________
                                         Name:
                                         Title:

                                   VIII-B-1

                                  EXHIBIT IX



                       FORM OF COMPLIANCE CERTIFICATE /
                       QUARTERLY COMPLIANCE CERTIFICATE

                                    [Date]


Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30/th/ Floor
Toronto, Ontario, M5X 1C9
Attn: Syndications Agency

RE:  COMPLIANCE CERTIFICATE

This certificate is given [IN ACCORDANCE WITH SECTION 6.03[(B)][(C)][(D)] OF] [PURSUANT TO A PERMITTED ACQUISITION UNDER] the Credit Agreement, dated as of February 16, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined therein
                                 ----------------
being used herein as therein defined), among PANOLAM INDUSTRIES LTD., an Ontario corporation (the "BORROWER"), the other Loan Parties signatory thereto, the
                  --------
financial institutions and other entities listed on the signature pages of the Credit Agreement as Lenders and CREDIT SUISSE FIRST BOSTON CANADA, for itself as a Lender and as Administrative Agent. The undersigned hereby certifies that:

     (a) I am the [Chief Financial Officer] [Treasurer] [Director of Finance] of [the Borrower] [Panolam International];

     (b) I have reviewed the financial statements attached hereto as Schedule 1 and delivered with this Certificate [in accordance with Section 6.03[(b)][(c)][(d)] of the Credit Agreement] [in connection with a Permitted Acquisition], and such financial statements truthfully, accurately, and completely present the financial condition of [Holdings] [Panolam International] and its Subsidiaries (including the Borrower) [and Pioneer ] in all material respects as of the dates of such financial statements;

     (c) All financial information provided has been prepared in accordance with GAAP, and such information presents fairly, in accordance with GAAP, (subject to normal year-end adjustments) the financial position and results of operations of [Holdings] [Panolam International] and its Subsidiaries (including the Borrower) [and Pioneer], on a Consolidated and consolidating basis, in each case as at the end of the relevant period and for the period then ended;

     (d) I have reviewed the terms of the Credit Agreement and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and financial condition of [Holdings] [Panolam International] and its Subsidiaries (including the Borrower) [and Pioneer] during the accounting period covered by the financial statements delivered herewith and such review [has not disclosed and I do not otherwise know of the existence, during or at the end of such accounting period or as of the date hereof, of any condition or event that

                                    A-IX-1
          constitutes a Default or an Event of Default] [has disclosed or I otherwise know of the existence, during or at the end of such accounting period or as of the date hereof, of one or more conditions or events that constitute Default(s) or Event(s) of Default and I have attached hereto as Schedule 2 a detailed description of the nature and period of existence thereof and the action that the Borrower has taken and/or proposes to take with respect thereto]; and

     [(e) [Except as disclosed in paragraph (d) above and on Schedule 2 attached hereto,] Panolam International and its Subsidiaries (including the Borrower) are in compliance with the financial covenants contained in
          Section 6.04 of the Credit Agreement, as detailed and computed on Schedule [2] [3] attached hereto, and such calculations are true, correct and complete in all respects.]

The foregoing certifications and the Schedules delivered with this Certificate in support hereof are made and delivered this ____ day of _________________,
____.


                                              PANOLAM INDUSTRIES
                                              LTD.


                                              By:__________________________
                                                    Title:

                                    A-IX-2

                                  EXHIBIT X-B

                         FORM OF US SECURITY AGREEMENT


          This SECURITY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, the "AGREEMENT") is dated as of February
                                           ---------
16, 1999 and made by PANOLAM INDUSTRIES INTERNATIONAL, INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 (the "BORROWER"), PANOLAM INDUSTRIES HOLDINGS, INC., a Delaware corporation with an
 --------
office at 20 Progress Drive, Shelton, Connecticut 06484 ("HOLDINGS"), PANOLAM
                                                          --------
GROUP, INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("GROUP"), PII SECOND, INC., a Delaware corporation
                             -----
with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("PII SECOND"),
                                                                  ----------
PANOLAM INDUSTRIES, INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("PANOLAM US"), PIONEER PLASTICS CORPORATION,
                                    ----------
a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("PIONEER"), and any future direct or indirect parent or subsidiary, if
        -------
any, of the Borrower that becomes a party to this Agreement as an additional Grantor (as defined below), in favor of and for the benefit of (i) CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent (in such capacity, together with
               ----
any successor in such capacity, the "US ADMINISTRATIVE AGENT") for the Lender
                                     -----------------------
Parties (as defined in the US Credit Agreement (as hereinafter defined), such Lender Parties being referred to herein as the "US LENDERS") that are or may
                                                ----------
hereafter become party to the US Credit Agreement, and (ii) CREDIT SUISSE FIRST BOSTON CANADA ("CSFB CANADA"), as administrative agent (in such capacity,
                -----------
together with any successor in such capacity, the "CANADIAN ADMINISTRATIVE
                                                   -----------------------
AGENT") for the Lender Parties (as defined in the Canadian Credit Agreement (as hereinafter defined) , such Lender Parties being referred to herein as the

"CANADIAN LENDERS") that are or may hereafter become party to the Canadian
 ----------------
Credit Agreement. Holdings, Group and PII Second are each referred to herein as a "PARENT GRANTOR" and collectively as the "PARENT GRANTORS." Panolam US and
   --------------                           ---------------
Pioneer are each referred to herein as a "SUBSIDIARY GRANTOR" and collectively
                                          ------------------
as the "SUBSIDIARY GRANTORS."  The Borrower, the Parent Grantors, the Subsidiary
        -------------------
Grantors and any other Person agreeing to be bound hereby as a Grantor are each individually referred to herein as a "GRANTOR" and collectively as the
                                      -------
"GRANTORS."  The US Administrative Agent, US Lenders, the Canadian
 --------
Administrative Agent and the Canadian Lenders are each referred to herein as a

"SECURED PARTY" and are collectively referred to herein as the "SECURED
 -------------                                                  -------
PARTIES."

                            PRELIMINARY STATEMENTS

          (1) The Borrower is party to a Credit Agreement, dated as of the date hereof (said agreement, as it may hereafter be amended, supplemented, amended and restated or otherwise modified from time to time, being the "US CREDIT
                                                                 ---------
AGREEMENT," the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the Lender Parties from time to time party thereto, the Administrative Agent, DLJ Capital Funding, Inc., as syndication agent.

          (2)  Panolam Industries, Ltd. ("PANOLAM CANADA") is party to a Credit
                                         --------------
Agreement, dated as of the date hereof (said agreement, as it may hereafter be amended, supplemented, amended and restated or otherwise modified from time to time, being the

                                     X-B-1

"CANADIAN CREDIT AGREEMENT") with the Lender Parties (as defined therein) from
 -------------------------
time to time party thereto and the Canadian Administrative Agent.

          (3) Pursuant to that certain Guaranty (as it may be amended, supplemented or otherwise modified from time to time, the "GUARANTY") of even
                                                           --------
date herewith, the Parent Grantors and the Subsidiary Grantors have guaranteed all obligations of the Borrower under the US Credit Agreement [and all obligations of Panolam Canada under the Canadian Credit Agreement].

          (4) The US Administrative Agent, on behalf of itself and the US Lenders, and the Canadian Administrative Agent, on behalf of itself and the Canadian Lenders have entered into an Intercreditor Agreement, dated as of the date hereof (said agreement, as it may hereafter be amended, supplemented, amended and restated or otherwise modified from time to time, being the "INTERCREDITOR AGREEMENT"), setting forth, among other things, the relative
 -----------------------
rights of the US Administrative Agent, the US Lenders, the Canadian Administrative Agent and the Canadian Lenders with respect to the security interests provided for herein and in the other Collateral Documents.

          (5)  Each Grantor is the owner of the shares (the "PLEDGED SHARES") of
                                                             --------------
stock and other certificated securities described in Part I of Schedule I hereto
                                                               ----------
and issued by the Persons named therein and of the indebtedness described in
Part II of such Schedule I (the "PLEDGED DEBT") and issued by the obligors named
                ----------       ------------
therein.

          (6) It is a condition precedent to (i) the making of Loans by the US Lenders under the US Credit Agreement and (ii) and the making of Loans (as defined in the Canadian Credit Agreement) by the Canadian Lenders under the Canadian Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Grantors, and each of them, hereby agrees with (i) the US Administrative Agent for its benefit and the ratable benefit of the US Lenders, and (ii) the Canadian Administrative Agent for its benefit and the ratable benefit of the Canadian Lenders as follows:

          SECTION 1.  DEFINITIONS.
                      -----------


          (a)  CERTAIN TERMS.  Capitalized terms defined in the preamble and the
               -------------
recitals to this Agreement have the meanings set forth therein. Capitalized terms defined in the US Credit Agreement and used and not otherwise defined herein have the meanings assigned to such terms in the US Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

          "ACCOUNT COLLATERAL" has the meaning set forth in Section 2(a)(viii).
           ------------------

          "ACTING ADMINISTRATIVE AGENT" means until such time as all Secured
           ---------------------------
Obligations referred to in clause (i) of the definition thereof have been paid in full, the US Administrative Agent and, thereafter, shall mean the Canadian Administrative Agent.

                                     X-B-2

          "BANKRUPTCY CODE" means Title 11 of the United States Code, as from
           ---------------
time to time amended.

          "CASH COLLATERAL ACCOUNT" means any account established by the
           -----------------------
Administrative Agent for purposes of holding any cash proceeds of Collateral, insurance proceeds, amounts required to cash collateralize Letters of Credit or any other amounts deposited from time to time by any Credit Party for purposes of, or otherwise held by the Acting Administrative Agent for purposes of, securing the Secured Obligations.

          "CLAIM" has the meaning set forth in the Bankruptcy Code.
           -----

          "COLLATERAL" has the meaning set forth in Section 2(a).
           ----------

          "COPYRIGHTS" has the meaning set forth in Section 2(a)(xii).
           ----------

          "COPYRIGHT LICENSES" has the meaning set forth in Section 2(a)(xii).
           ------------------

          "EQUIPMENT" means all "equipment," as such term is defined in the NY
           ---------
Uniform Commercial Code, now owned or hereafter acquired by any Grantor, wherever located and, in any event, including all such Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Receivables and Intellectual Property), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with (but excluding Inventory) all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          "EXCLUDED ASSETS" means rights, licenses and franchises granted by any
           ---------------
governmental authority in which it is unlawful to create a Lien.

          "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means a Cash Collateral
           ----------------------------------------
Account established for purposes of maintaining amounts deposited to cash collateralize Letters of Credit.

          "NY UNIFORM COMMERCIAL CODE" means, at any time of determination, the
           --------------------------
Uniform Commercial Code in effect in the State of New York at such time.

          "PATENTS" has the meaning set forth in Section 2(a)(x).
           -------

          "PATENT LICENSES" has the meaning set forth in Section 2(a)(x).
           ---------------

          "RELATED CONTRACTS" means all security agreements, leases and other
           -----------------
contracts and agreements of every type included in the Collateral, whether relating to an Account or otherwise.

                                     X-B-3

          "SECURED OBLIGATIONS" is defined in Section 2(b).
           -------------------

          "SECURITY COLLATERAL" has the meaning set forth in Section 2(a)(vii).
           -------------------

          "TRADEMARKS" has the meaning set forth in Section 2(a)(xi).
           ----------

          "TRADEMARK LICENSES" has the meaning set forth in Section 2(a)(xi).
           ------------------

          "WORK" has the meaning set forth in Section 11(n).
           ----

          (b)  TERMS DEFINED IN THE UNIFORM COMMERCIAL CODE.  When capitalized,
               --------------------------------------------
the following terms used in this Agreement or any other Collateral Document have the meanings given to them in the NY Uniform Commercial Code: Accounts; Certificated Security; Chattel Paper; Commodity Account; Commodity Contract; Commodities Intermediary; Control; Documents; Equipment; Financial Asset; Fixtures; General Intangibles; Goods; Instruments; Inventory; Investment Property; Securities Account; Securities Intermediary; Security; Security Certificate; Security Entitlement; and Uncertificated Security. Unless otherwise defined herein or in the US Credit Agreement, terms used in Article 8 or Article 9 the NY Uniform Commercial Code are used herein as therein defined.

          SECTION 2.  GRANT OF SECURITY; SECURED OBLIGATIONS.
                      ---------------------------------------

          (a)  GRANT OF SECURITY INTERESTS.  As security for the payment of the
               ---------------------------
Secured Obligations, each Grantor hereby (I) assigns to the US Administrative Agent for the ratable benefit of the US Administrative Agent and the US Lenders, and grants to the US Administrative Agent for the ratable benefit of the US Administrative Agent and the US Lenders a continuing and first priority security interest (except as otherwise modified in the Intercreditor Agreement with respect to the capital stock of Panolam Canada) in, and (II) assigns to the Canadian Administrative Agent for the ratable benefit of the Canadian Administrative Agent and the Canadian Lenders, and grants to the Canadian Administrative Agent for the ratable benefit of the Canadian Administrative Agent and the Canadian Lenders a continuing and second priority security interest (except as otherwise modified in the Intercreditor Agreement with respect to the capital stock of Panolam Canada) in, all of such Grantor's right, title and interest in and to the following types or items of property, in each case whether now or hereafter existing or owned by such Grantor or in which such Grantor now owns or hereafter acquires an interest and wherever the same may be located (collectively, the "COLLATERAL"):
                            -----------

               (i) all Inventory, including specifically all raw materials, work-in-process, finished Goods, supplies, materials, spare parts, Goods held for sale or on lease or for lease or furnished or to be furnished under contracts of service, merchandise inventory, rental inventory, and returned or repossessed Goods and all rights to enforce return or repossession by reclamation, stoppage in transit or otherwise,

               (ii) all Equipment, including specifically all manufacturing, printing, distribution, delivery, retailing, vending, computing, data processing, communications, office and other equipment in all of its forms, all vehicles, all tools, dies, and molds, all Fixtures, all other Goods used or bought for use

                                     X-B-4
          primarily in a business and all other Goods except Inventory,

               (iii)  all Accounts,

               (iv)   all Chattel Paper,

               (v)    all Documents,

               (vi) all Instruments and all other Claims that are in any respect evidenced or represented by any writing, including specifically the Pledged Debt described in Schedule I and all other Pledged Debt and all other writings evidencing or representing a Claim against any Credit Party or any other Person,

               (vii)  all of the following (the "SECURITY COLLATERAL"):  all
                                                 -------------------
          Securities, whether constituting Certificated Securities or Uncertificated Securities, all Financial Assets, all Security Entitlements, all Securities Accounts, all Commodity Contracts, all Commodity Accounts, and all other Investment Property, including specifically the Pledged Shares described in Schedule I and all other Equity Interests,

               (viii) all of the following (the "ACCOUNT COLLATERAL"):  (a)
                                                 ------------------
          each Cash Collateral Account, the Letter of Credit Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing any Cash Collateral Account or the Letter of Credit Cash Collateral Account,
          (b) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any from time to time representing or evidencing such deposit accounts, (c) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral, and (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral,

               (ix)   all money, cash and cash equivalents,

               (x) (A) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Part I of Schedule II hereto,
                                                           ------------
          and (B) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Part I of Schedule II hereto (collectively, the "PATENTS"), and
                          ------------                           -------
          (C) all agreements, whether written or oral, providing for the grant by or to such Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Part II of Schedule II (collectively, the
                                            ------------
          "PATENT LICENSES");
          ----------------

               (xi) (A) all trademarks, trade names, corporate names, company names,

                                     X-B-5
          business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Part I of Schedule III, and (B) all renewals
                                           ------------
          thereof (collectively, the "TRADEMARKS"), and (C) all agreements,
                                      ----------
          written or oral, providing for the grant by or to such Grantor of any right to use any trademark, including, without limitation, any thereof referred to in Part II of Schedule III (collectively, the "TRADEMARK
                                    -------------                    ---------
          LICENSES");
          --------

               (xii) (A) all copyrights in all works, whether published or unpublished, registered or unregistered, including, without limitation, those listed on Part I of Schedule IV, all registrations
                                                -----------
          and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any other country, and (B) all renewals thereof (collectively, the "COPYRIGHTS"), and (C) all agreements, written or oral, providing for
           ----------
          the grant by or to such Grantor of any right to reproduce, copy, publish or otherwise use any Copyright, including, without limitation, the agreements set forth on Part II of Schedule IV (collectively, the
                                                 ------------
          "COPYRIGHT LICENSES");
           ------------------

               (xiii) all other General Intangibles, including specifically (A) all customer lists and agreements, (B) all supplier lists and agreements, (C) all employee and consultant lists, rights, and agreements, (D) all computing, data and information processing and communications programs, discs, designs, and information and the data and other entries thereon, (E) all books, records, catalogs, back issues, library rights and all manifestations and embodiments thereof,
          (F) all contracts, contract rights and agreements and all rights and claims arising under or in respect of all contracts and agreements of every type and nature (including, without limitation, all stock and/or asset purchase agreements and all rights and claims arising under or in respect of the US Credit Agreement or any other Loan Document, including rights and claims against the Administrative Agent or any Lender Party and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time), (G) all rights and claims arising in respect of the related transaction, (H) all Net Cash Proceeds, (I) all tax refunds,
          (J) all policies of insurance and condemnation awards of every type and description and the proceeds thereof, (K) all loans receivable, letters of credit, bonds and undertakings, deferred purchase price or deferred purchase consideration, consulting or non-competition payments and other indebtedness, liabilities and obligations receivable not constituting an Account and not evidenced or represented by any Instrument, Chattel Paper or Security, (L) all rights of recoupment, recourse, reimbursement, subrogation, indemnity or contribution (including those arising under any Loan Document, those arising in respect of any

                                     X-B-6
          guarantee of the senior subordinated notes or any other guarantee or any payment thereon, and those arising on account of any other agreement, transaction or event), (M) all other causes of action and claims of every type and description, whether fixed or contingent, liquidated or not liquidated, accrued or not accrued, and all judgments, orders and recoveries thereon, (N) all other rights, privileges, benefits, entitlements, franchises, licenses and expectancies of every type and description, (O) all other intangible property of every type and description, and (P) all goodwill associated with any of the foregoing,

               (xiv) all property that is at any time delivered to, or that is at any time in the Control of, the Administrative Agent,

TOGETHER, IN EACH CASE, WITH (1) all accessions thereto and products and replacements thereof, (2) all guaranties, Liens and other forms of collateral security therefor, and (3) all dividends, distributions, and payments received thereon or in exchange or substitution therefor or upon transfer thereof, and
(4) all other proceeds thereof,

EXCEPT AND EXCLUDING, HOWEVER, each item of property that is an Excluded Asset, for as long as it remains an Excluded Asset.

          Notwithstanding anything to the contrary in this Agreement, no Grantor shall be required to pledge to the U.S. Administrative Agent, in its capacity as such, more than 65% of the shares of the capital stock of any Foreign Subsidiary (as defined below) to secure the U.S. Secured Obligations (it being understood and agreed that 100% of the shares of capital stock of any such Foreign Subsidiary shall be pledged hereunder to the Canadian Administrative Agent to secure the Canadian Secured Obligation, subject to the terms of the Intercreditor Agreement). For the purposes of this Section, "Foreign Subsidiary" means any "controlled foreign corporation" within the meaning of
Section 957(a) of the Internal Revenue Code, as to which such Grantor is a "United States shareholder" as defined in Section 951(b) of the Internal Revenue Code.


                                     X-B-7

          (b)  SECURITY FOR OBLIGATIONS.  This Agreement secures with respect to
               ------------------------
each Grantor, and the Collateral of such Grantor is collateral security for, in each case subject to the terms of the Intercreditor Agreement, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise (including, without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or any similar law) of (i) all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses or otherwise (all such Obligations being the

"US SECURED OBLIGATIONS"), and (ii) all Obligations of such Grantor now or
 ----------------------
hereafter existing under the Canadian Loan Documents, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy would accrue on such obligations), fees, expenses or otherwise (all such Obligations being the "CANADIAN SECURED OBLIGATIONS"; the US
                                           ----------------------------
Secured Obligations and the Canadian Secured Obligations are collectively referred to herein as the "SECURED OBLIGATIONS"). Without limiting the
                           -------------------
generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party under the Loan Documents or the Canadian Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

          SECTION 3.  GRANTORS REMAIN LIABLE.
                      -----------------------

          Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Acting Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the Related Contracts and
(c) neither the Acting Administrative Agent nor any other Secured Party shall have any obligation or liability under the Related Contracts by reason of this Agreement, nor shall the Acting Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder, to take any action to collect or enforce any claim for payment assigned hereunder, to make any payment or to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party in respect of any Account or any Related Contract.

          SECTION 4.  DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL.
                      -------------------------------------------------------

          All certificates or instruments, if any, representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Acting Administrative Agent pursuant hereto (a) on or prior to the Closing Date, with respect to such Collateral in existence on the Closing Date, and (b) within 3 Business Days of any Grantor obtaining rights thereto with respect to any other such Collateral. All such Collateral when so delivered shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Acting Administrative Agent. The Acting Administrative Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Acting Administrative Agent or any of its nominees any or all of the Security Collateral and

                                     X-B-8

Account Collateral, subject only to the revocable rights specified in Section 10(a). In addition, the Acting Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5.  REPRESENTATIONS AND WARRANTIES.
                      -------------------------------

          Each Grantor represents and warrants as follows:

          (a) All of the Equipment and Inventory are located at the places specified in Schedule VI hereto. The chief place of business and chief
                  ------------
     executive office of such Grantor and the office where such Grantor keeps its records concerning the Accounts, and the original copies of the Related Contracts and all originals of all Chattel Paper, are located at the address first specified above for such Grantor, and the original copies of each Related Contract and all originals of all Chattel Paper that evidence Accounts, are located at the address first specified above for such Grantor. None of the Accounts or the Account Collateral is evidenced by a promissory note or other instrument.

          (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, except for the security interests created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Acting Administrative Agent and the Canadian Administrative Agent relating to this Agreement and except as otherwise permitted under the US Credit Agreement and the Canadian Credit Agreement. Such Grantor has the trade names listed on Part I of Schedule
                                                                      --------
     III.
     ---

          (c) Such Grantor has exclusive possession and control of the Equipment constituting Collateral and Inventory constituting Collateral.

          (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I.
                                                                     ----------
     The Pledged Debt is, as of the date hereof, outstanding in the principal amount indicated on Schedule I.
                         ----------

          (f) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the certificates, if any, representing the Account Collateral pursuant hereto create a valid and perfected first priority security interest in such Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken. Upon the filing of financing statements under the Uniform Commercial Code in each of the filing offices listed on Schedule V with
                                                             -----------
     respect to each Grantor, which financing statements have been duly filed or executed in appropriate form for filing and

                                     X-B-9
     delivered to the Acting Administrative Agent, the security interest of each of the US Administrative Agent and the Canadian Administrative Agent in respect of all other Collateral will be perfected to the extent a security interest in such Collateral may be perfected by the filing of financing statements.

          (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted or purported to be granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created or purported to be created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed or executed in appropriate form for filing and delivered to the Acting Administrative Agent, and the recording of this Agreement in the United States Patent and Trademark Office, which Agreement has been duly filed or executed in appropriate form for filing and delivered to the Acting Administrative Agent, or (iii) for the exercise by the Acting Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (h) The Inventory has been produced by such Grantor in compliance with all requirements of the Fair Labor Standards Act.

          (i) None of the Collateral constitutes, or is the proceeds of, farm products.

          SECTION 6.  FURTHER ASSURANCES.
                      -------------------

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Acting Administrative Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Acting Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will: (i) mark conspicuously all Chattel Paper, each Related Contract, and, at the request of the Acting Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Acting Administrative Agent, indicating that such document, Chattel Paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Acting Administrative Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Acting Administrative Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary

                                    X-B-10
or desirable, or as the Acting Administrative Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the US Administrative Agent and the Canadian Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor will furnish to the US Administrative Agent and the Canadian Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          SECTION 7.  AS TO EQUIPMENT AND INVENTORY.
                      ------------------------------

          (a) Each Grantor shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 5(a) or, upon 30 days' prior written notice to the US Administrative Agent and the Canadian Administrative Agent, at such other places in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Equipment and Inventory.

          (b) Each Grantor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Acting Administrative Agent a statement respecting any loss or damage to any Equipment.

          SECTION 8.  INSURANCE.
                      ----------

          (a) Each Grantor (or the Borrower, on behalf of each Grantor) shall, at its own expense, maintain the insurance required pursuant to the Credit Agreement and with such insurers, as shall be reasonably satisfactory to the Acting Administrative Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Acting Administrative Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $10,000,000 per occurrence) to be paid directly to the Acting Administrative Agent in accordance with Section 6.01(d) of the Credit Agreement. Each such policy be subject to such loss payee endorsements and additional insured provisions as the Acting Administrative Agent may require. Each Grantor shall, if so requested by the Acting Administrative Agent, deliver to the Acting Administrative Agent original or duplicate policies of such insurance and, as often as the Acting Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Acting Administrative Agent, duly exercise and deliver instruments of assignment of such insurance

                                     X-B-11
policies to comply with the requirements of Section 6 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when no Event of Default has occurred and is continuing, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by such Grantor pursuant to this Section 8 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements in accordance with Section 6.01(d) of the US Credit Agreement or the Canadian Credit Agreement, as applicable.

          (c) Upon the occurrence and during the continuance of any Default or Event of Default or the actual or constructive total loss of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Acting Administrative Agent as specified in
Section 16(b).

          SECTION 9.  PLACE OF PERFECTION; RECORDS; COLLECTION OF ACCOUNTS.
                      -----------------------------------------------------

          (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and the original copies of the Related Contracts and all originals of all Chattel Paper, at the location therefor specified in Section 5(a) or, upon 30 days' prior written notice to the US Administrative Agent and the Canadian Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Related Contracts and Chattel Paper and will permit representatives of the US Administrative Agent and the Canadian Administrative Agent at any time during normal business hours to inspect and make abstracts from such records, Related Contracts and Chattel Paper.

          (b) Each Grantor will not change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have given the US Administrative Agent and the Canadian Administrative Agent at least 30 days' prior written notice of such change and shall have taken any action required by the US Administrative Agent or the Canadian Administrative Agent in connection therewith.

          (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, at the Acting Administrative Agent's direction, shall take) such action as such Grantor or the Acting Administrative Agent may deem necessary or advisable to enforce collection of the Accounts; provided, however,
                                                              --------  -------
that the Acting Administrative Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Accounts of the assignment of such Accounts to the Acting Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Acting

                                     X-B-12

Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Acting Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Acting Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Acting Administrative Agent in the same form as so received (with any necessary or requested indorsement) and either (A) released to such Grantor so long as no Default or Event of Default shall have occurred and be continuing or
(B) if any Default or Event of Default shall have occurred and be continuing, applied as provided by Section 16(b) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon. At the Acting Administrative Agent's request such Grantor shall deliver to the Acting Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          SECTION 10.    VOTING RIGHTS; DIVIDENDS; ETC.
                         ------------------------------

          (a) So long as no Default or Event of Default shall have occurred and be continuing:

               (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided,
                                                                   --------
          however, that no Grantor shall exercise or refrain from exercising any
          -------
          such right if could reasonably be expected to have a Material Adverse Effect on the value of the Security Collateral or any part thereof or adversely affect (A) the validity, perfection or priority of the security interest and pledge granted or purported to be granted by this Agreement or (B) the right and remedies of the Acting Administrative Agent or the Secured Parties hereunder;

               (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, that any and all
          --------  -------

                    (A) dividends and interest paid or payable other than in
               cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (B) dividends and other distributions paid or payable in
               cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                                     X-B-13

                      (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Acting Administrative Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Acting Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Acting Administrative Agent as Security Collateral in the same form as so received (with any necessary or requested indorsement).

               (iii) The Acting Administrative Agent shall execute and deliver (or cause to be executed and delivered) to any Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of a Default or Event of Default:

               (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to such Grantor by the Acting Administrative Agent, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Acting Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

               (ii) All dividends and interest payments that are received by any Grantor contrary to the provisions of paragraph (i) of this
          Section 10(b) shall be received in trust for the benefit of the Acting Administrative Agent and the Lender Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Acting Administrative Agent as Security Collateral in the same form as so received (with any necessary or requested indorsement).

          SECTION 11.    AS TO PATENTS, TRADEMARKS AND COPYRIGHTS.
                         -----------------------------------------

          (a)  Schedule II includes all Patents and Patent Licenses owned by
               -----------
each Grantor in its own name on the date hereof.

          (b)  Schedule III includes all Trademarks and Trademark Licenses owned
               ------------
by each Grantor in its own name on the date hereof.

          (c)  Schedule IV includes all Copyrights and Copyright Licenses owned
               -----------
by

                                     X-B-14
each Grantor in its own name on the date hereof.

          (d) Except as set forth on Schedule II, III or IV, to the best of each
                                     ----------------------
Grantor's knowledge, each Patent, Trademark and Copyright is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

          (e) Except as set forth in Schedule II, III or IV, none of such
                                     ----------------------
Patents, Trademarks or Copyrights is on the date hereof the subject of any licensing or franchise agreement.

          (f) Except as set forth on Schedule II, III or IV, no holding,
                                     ----------------------
decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Patent, Trademark or Copyright in any respect that could reasonably be expected to have a Material Adverse Effect.

          (g) Except as set forth on Schedule II, III or IV, no action or
                                     ----------------------
proceeding is pending on the date hereof (i) seeking to limit, cancel or question the validity of any Patent, Trademark or Copyright, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent, Trademark or Copyright.

          (h) Each Grantor (either itself or through licensees) will (i) continue to use each material Trademark of such Grantor on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) employ such material Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Acting Administrative Agent, for the ratable benefit of the Secured Parties (subject to the terms of the Intercreditor Agreement), shall obtain a perfected first priority security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such material Trademark may become invalidated.

          (i) No Grantor will do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

          (j) Each Grantor will notify the Acting Administrative Agent and the Lender Parties immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

          (k) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Acting

                                     X-B-15

Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Acting Administrative Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Acting Administrative Agent may request to evidence the Acting Administrative Agent's and the Secured Parties' security interest in any Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (l) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (m) In the event that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of material economic value, promptly notify the Acting Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          (n) Each Grantor (either itself or through licensees) will (i) employ the appropriate notice of copyright for each published work which is or may be subject to copyright protection under Title 17 of the U.S. Code (each such published work, a "WORK") subject to copyright protection to the extent
                   ----
necessary to protect the Copyright relating to such Work and (ii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated, except where the failure to take any such action would not reasonably be expected to have a Material Adverse Effect.

          (o) No Grantor will (either itself or through licensees) do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain, except where such action or the failure to take any such action would not have a Material Adverse Effect.

          (p) Each Grantor will notify the Acting Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in any country) regarding such Grantor's ownership of any such Copyright or its validity and of any action such Grantor is taking in respect of such event.

          (q) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office in any other country or political subdivision thereof, such Grantor shall report such filing to the Acting Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Such Grantor

                                     X-B-16
shall execute and deliver any and all agreements, instruments, documents and papers as shall be necessary or appropriate or as the Acting Administrative Agent reasonably may request to evidence the security interest granted or purported to be granted to the Acting Administrative Agent for its benefit and the ratable benefit of the Secured Parties (subject to the Intercreditor Agreement) in such Copyright and shall deliver to the Acting Administrative Agent an officer's certificate of such Grantor, in form and substance satisfactory to the Acting Administrative Agent as to compliance with this
Section 11(q).

          (r) Each Grantor will take all reasonable and necessary steps, as it shall deem appropriate under the circumstances, in accordance with its reasonable business judgment, to maintain and pursue each application (and to obtain the relevant registration) and to maintain to the extent permitted by law each registration of each material Copyright owned by such Grantor including, without limitation, filing of applications for renewal, where necessary.

          (s) Each Grantor will promptly notify the Acting Administrative Agent of any material infringement of any material Copyright owned by it of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate in its reasonable business judgment, the bringing of suit or the settling of actual or potential suits for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          SECTION 12.    TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.
                         ---------------------------------------------

          (a) Each Grantor shall not, except as otherwise permitted by the US Credit Agreement and the Canadian Credit Agreement (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledges, assignments and security interests created by this Agreement.

          (b) Each Grantor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          SECTION 13.    ACTING ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.
                         -------------------------------------------------------

          Each Grantor hereby irrevocably appoints the Acting Administrative Agent and any officer or agent thereof, with full power of substitution, such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Acting Administrative Agent's discretion, to take any action and to execute any instrument that the Acting Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Acting Administrative Agent pursuant to Section 8,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give

                                     X-B-17
acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above,

          (d) in the case of any Patent, Trademark or Copyright, execute and deliver any and all agreements, instruments, documents, and papers as the Acting Administrative Agent may request to evidence the Acting Administrative Agent's and the Secured Parties' security interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby; and

          (e) to file any claims or take any action or institute any proceedings that the Acting Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Related Contract or the rights of the Acting Administrative Agent with respect to any of the Collateral.

Anything in this Section 13 to the contrary notwithstanding, the Acting Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 13 unless an Event of Default shall have occurred and be continuing. Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          SECTION 14.    ACTING ADMINISTRATIVE AGENT MAY PERFORM.
                         ----------------------------------------

          If any Grantor fails to perform any agreement contained herein, the Acting Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Acting Administrative Agent incurred in connection therewith shall be payable by such Grantor and the Borrower under
Section 17(b).

          SECTION 15.    THE ACTING ADMINISTRATIVE AGENT'S DUTIES.
                         -----------------------------------------

          The powers conferred on the Acting Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Acting Administrative Agent shall have no duty, under Section 9-207 of the NY Uniform Commercial Code or otherwise, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Acting Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Acting Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Acting Administrative Agent (in its individual capacity) accords its own property.

                                     X-B-18

          SECTION 16.    REMEDIES.
                         ---------

          If any Event of Default shall have occurred and be continuing:

          (a) The Acting Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY Uniform Commercial Code (whether or not the NY Uniform Commercial Code applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Acting Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Acting Administrative Agent and make it available to the Acting Administrative Agent at a place to be designated by the Acting Administrative Agent that is reasonably convenient to both parties and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Acting Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Acting Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Acting Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Acting Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Acting Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Acting Administrative Agent, be held by the Acting Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Acting Administrative Agent pursuant to Section 17) in whole or in part by the Acting Administrative Agent as set forth in Section [__] of the Intercreditor Agreement. Any surplus of such cash or cash proceeds held by the Acting Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Acting Administrative Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Related Contract.

          (d) All payments received by any of the Grantors under or in connection with any Related Contract or otherwise in respect of the Collateral shall be received in trust for the benefit of the Acting Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Acting Administrative Agent in the same form as so received (with any necessary or requested indorsement).

          (e) The Acting Administrative Agent may, without notice to any Grantor

                                     X-B-19
except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Letter of Credit Cash Collateral Account or any part thereof.

          SECTION 17.    INDEMNITY AND EXPENSES.
                         -----------------------

          (a) Each Grantor agrees, jointly and severally, to indemnify the Acting Administrative Agent and each other Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Acting Administrative Agent's or such Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor agrees, jointly and severally, upon demand to pay to the US Administrative Agent and the Canadian Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the US Administrative Agent or the Canadian Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Acting Administrative Agent or any Secured Party hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 18.    WAIVERS; DEFICIENCY.
                         --------------------

          Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the NY Uniform Commercial Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Acting Administrative Agent or any Secured Party to collect such deficiency.

          SECTION 19.    AMENDMENTS; WAIVERS; ETC.
                         -------------------------

          (a) No amendment or waiver of any provision of this Agreement and no consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by (i) the US Administrative Agent (with the consent or at the direction of the Required Lenders under the US Credit Agreement or, if required pursuant to the US Credit Agreement, all Lenders, in each case except as otherwise provided in this Section 19 and except as otherwise provided in the US Credit Agreement or the Intercreditor Agreement), and (ii) the Canadian Administrative Agent (with the consent or at the direction of the Required Lenders under the Canadian Credit Agreement or, if required pursuant to the Canadian Credit Agreement, all Lenders thereunder, in each case except as otherwise provided in this Section 19 and except as otherwise provided in the US Credit Agreement or the Intercreditor Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Acting Administrative Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any

                                     X-B-20
single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery to the Administrative Agent by any Person of an Amendment to Security Agreement in substantially the form of
Exhibit XV to the Credit Agreement (each, an "AMENDMENT TO SECURITY AGREEMENT"),
                                              -------------------------------
which Amendment to Security Agreement need not be executed by any other Grantor, and the acceptance thereof by the Acting Administrative Agent, such Person shall be and become a Grantor hereunder, and each reference in this Security Agreement to a "Grantor" shall include such Person and each reference in any other Loan Document to a "Grantor", "Credit Party" or a "Loan Party" shall include such Person.

          SECTION 20.    ADDRESSES FOR NOTICES.
                         ----------------------

          All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to each Grantor or to the US Administrative Agent or the Canadian Administrative Agent, as the case may be, in each case addressed to it at its address specified in the US Credit Agreement or the Canadian Credit Agreement or, if not specified therein, set forth opposite such Grantor's name on the signature page hereto or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 20. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

          SECTION 21.    CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE
                         ---------------------------------------------------
CREDIT AGREEMENTS.
------------------

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the last to occur of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Commitment Termination Date (as defined in the US Credit Agreement and the Canadian Credit Agreement), (iii) the Term A Termination Date (as defined in the US Credit Agreement and the Canadian Credit Agreement), (iv) the Term B Termination Date (as defined in the US Credit Agreement and the Canadian Credit Agreement), and (v) the expiration or termination of all Bank Hedge Agreements (as defined in the US Credit Agreement and the Canadian Credit Agreement), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Acting Administrative Agent hereunder, to the benefit of the US Administrative Agent, the Canadian Administrative Agent, the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the US Credit Agreement or the Canadian Credit Agreement (including, without limitation, all or any portion of its Commitments (as defined in the US Credit Agreement and the Canadian Credit Agreement), the Loans (as defined in the US Credit Agreement and the Canadian Credit Agreement)owing to it and the Note or Notes (as defined in the US Credit Agreement and the Canadian Credit Agreement) (if any) held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or

                                    X-B-21
otherwise, in each case as provided in Section 9.07 of the US Credit Agreement or Section [9.07] of the Canadian Credit Agreement, as the case may be.

          SECTION 22.    RELEASE AND TERMINATION.
                         ------------------------

          (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Acting Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such
                --------  -------
release no Event of Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Acting Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Acting Administrative Agent and a certification by such Grantor to the effect that the transaction is permitted in compliance with the Loan Documents and as to such other matters as the Acting Administrative Agent may request, and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.04 of the US Credit Agreement or Section [2.04] of the Canadian Credit Agreement shall be paid to, or in accordance with the instructions of the Acting Administrative Agent.

          (b) Subject to Section 22(c) below, upon the last to occur of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Commitment Termination Date (as defined in the US Credit Agreement and the Canadian Credit Agreement), (iii) the Term A Termination Date, (iv) the Term B Termination Date (as defined in the US Credit Agreement and the Canadian Credit Agreement), and (v) the expiration or termination of all Bank Hedge Agreements (as defined in the US Credit Agreement and the Canadian Credit Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to each applicable Grantor. Upon any such termination, the Acting Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (c) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Acting Administrative Agent or any Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Acting Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Grantor or any other Person or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for any Grantor or any other Person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          (d) In the event the Canadian Administrative Agent shall become the Acting Administrative Agent hereunder, the US Administrative Agent shall, at the expense of the Borrower, take such action with respect to the delivery to the Canadian Administrative Agent of Collateral then in the possession of the US Administrative Agent, the execution and filing or

                                    X-B-22
recording of such financing statements, or amendments thereto or termination statements, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Canadian Administrative Agent may reasonably request, in order to continue the perfection of the Liens granted or purported to be granted hereunder and under the other Collateral Documents, and the Canadian Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the Acting Administrative Agent, and the US Agent shall be discharged from its duties and obligations under this Agreement and the other Collateral Documents.

          SECTION 23.    SECURITY INTEREST ABSOLUTE.
                         ---------------------------

          The obligations of each Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. All rights of the Acting Administrative Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of its subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor (unless the Grantor is the Borrower) or a third party grantor of a security interest.

          SECTION 24.    MORTGAGES.
                         ----------

          In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of

                                    X-B-23
such Mortgage shall be controlling in the case of Fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          SECTION 25.    GOVERNING LAW.
                         --------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

       [Remainder of page intentionally blank.  Signature pages follow.]

                                    X-B-24

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         PANOLAM INDUSTRIES INTERNATIONAL, INC.,
                                         a Delaware corporation


                                         By: /s/ Robert J. Muller
                                             ---------------------------------
                                             Title:

                                         Address for Notice:

                                         As set forth in the US Credit Agreement


                                         PANOLAM INDUSTRIES HOLDINGS, INC.,
                                         a Delaware corporation


                                         By: /s/ Robert J. Muller
                                             ---------------------------------
                                             Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                    X-B-25

                                         PANOLAM GROUP, INC.,
                                         a Delaware corporation


                                           By: /s/ Robert J. Muller
                                               ------------------------------
                                               Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]


                                         PII SECOND, INC.,
                                         a Delaware corporation


                                         By: /s/ Robert J. Muller
                                             --------------------------------
                                             Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                    X-B-26

                                         PANOLAM INDUSTRIES, INC.,
                                         a Delaware corporation


                                         By: /s/ Robert J. Muller
                                             --------------------------------
                                            Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]


                                         PIONEER PLASTIC CORPORATION,
                                         a Delaware corporation


                                         By: /s/ Robert J. Muller
                                             --------------------------------
                                             Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                    X-B-27

                                  EXHIBIT XI

                               FORM OF GUARANTY

          This GUARANTY dated as of February 18, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "GUARANTY")
                                                                      --------
is made by PANOLAM INDUSTRIES HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), PANOLAM GROUP, INC., a Delaware corporation ("GROUP"), and PII
  --------                                                  -----
SECOND, INC., a Delaware corporation ("PII SECOND" and together with Holdings
                                       ----------
and Group, the "PARENT GUARANTORS"), and PANOLAM INDUSTRIES, INC., a Delaware
                -----------------
corporation ("PANOLAM US"), and PIONEER PLASTICS CORPORATION, a Delaware
              ----------
corporation ("PIONEER" and together with Panolam US, the "SUBSIDIARY
              -------                                     ----------
GUARANTORS"), in favor of the financial institutions from time to time party to
----------
the Credit Agreement referred to below as the Agents, the Lenders, the Issuing Banks, the Letter of Credit Bank and the Swing Line Lender (such Agents, Lenders, Issuing Banks, Letter of Credit Bank and Swing Line Lender are each referred to individually herein as a "GUARANTEED PARTY" and are collectively
                                      ----------------
referred to herein as the "GUARANTEED PARTIES").  Each of the Parent Guarantors
                           ------------------
and the Subsidiary Guarantors, together with any future direct or indirect parent or subsidiary of the Borrower (as hereinafter defined) that agrees to be bound by the terms hereof, is referred to as a "GUARANTOR" and such entities
                                                ---------
collectively are referred to as the "GUARANTORS."
                                     ----------

PRELIMINARY STATEMENT

          PANOLAM INDUSTRIES LTD., a Ontario corporation (the "BORROWER") has
                                                               --------
entered into a Credit Agreement dated as of February 18, 1999 with the financial institutions from time to time party thereto as Lenders and as Issuing Banks, the Letter of Credit Bank and the Swing Line Lender, and CREDIT SUISSE FIRST BOSTON, as Administrative Agent for such Lenders, such Issuing Banks, the Letter of Credit Bank and the Swing Line Lender (in such capacity, together with any successor appointed pursuant to Article VIII of such Credit Agreement, the "ADMINISTRATIVE AGENT") (said agreement, as it may hereafter be amended, amended
 --------------------
and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined herein
 ----------------
being used herein as therein defined). Each Parent Guarantor owns, as of the date hereof, directly or indirectly, 100% of the capital stock of the Borrower. Each Subsidiary Guarantor is a wholly owned Subsidiary of the Borrower. Each Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans by the Lenders under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans and the Issuing Banks to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor hereby agrees as follows:

          SECTION 1.  GUARANTY; LIMITATION OF LIABILITY.
                      ---------------------------------

          (a) Each Guarantor hereby unconditionally and irrevocably guarantees, on a joint and several basis, the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal (including, without limitation, reimbursement of, and providing cash collateral for, amounts drawn or available to be drawn under Letters of Credit), interest, fees, expenses or otherwise (such Obligations being the "GUARANTEED
                                                         ----------
OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Guaranteed Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Administrative Agent or any other Guaranteed Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

          (b) Any provision of this Guaranty to the contrary notwithstanding, the liability of each Subsidiary Guarantor under this Guaranty shall be limited to such maximum aggregate amount as would not render such Subsidiary Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of any state or foreign law having similar effect.

          SECTION 2.  GUARANTY ABSOLUTE.
                      -----------------

          Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed Party with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Credit Party or whether the Borrower or any other Credit Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty is joint and several and shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Credit Party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

          (f) any failure of any Guaranteed Party to disclose to the Borrower or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Credit Party now or in the future known to any Guaranteed Party (each Guarantor hereby waiving any duty on the part of the Guaranteed Parties to disclose such information); or

          (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Guaranteed Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Credit Party or otherwise, all as though such payment had not been made.

          SECTION 3.  WAIVERS AND ACKNOWLEDGMENTS.
                      ---------------------------

          (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

          (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any Mortgage by nonjudicial sale, and each Guarantor hereby waives all rights and defenses (including, without limitation, any defense to the recovery by the Administrative Agent and the other Guaranteed Parties against any Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law) arising out of an election of remedies by any Guaranteed Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal.

          (d) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

          SECTION 4.  SUBROGATION; SUBORDINATION; CONTRIBUTION.
                      ----------------------------------------

          (a) Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Guaranteed Party against the Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Bank Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the last to occur of (i) the Revolving Commitment Termination Date, (ii) the Term A Termination Date, (iii) the Term B Termination Date and (iv) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Administrative Agent and the other Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any other Guaranteed Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash, (iii) each of the Revolving Commitment Termination Date, the Term A Termination Date and the Term B Termination Date shall have occurred and (iv) all Bank Hedge Agreements shall have expired or been terminated, the Administrative Agent and the other Guaranteed Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such

Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

          (b) Each Guarantor hereby agrees that any indebtedness of the Borrower now or hereafter owing to such Guarantor (the "SUBORDINATED DEBT") is hereby
                                               -----------------
subordinated to all of the Guaranteed Obligations and all other amounts payable under this Guaranty, whether heretofore, now or hereafter created, and that without the prior consent of the Administrative Agent, the Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations and all other amounts payable under this Guaranty have been paid in full and the Credit Agreement has been terminated and is of no further force or effect, except that payments of principal and interest on the Subordinated Debt shall be permitted
(i) so long as no Event of Default shall have occurred and be continuing and
(ii) during the continuance of any Event of Default so long as the Administrative Agent has not provided the Borrower and each Guarantor with written notice of default stating that such payment shall no longer be permitted, but in either of the foregoing events only to the extent such payments would not render the Borrower incapable of performing the Guaranteed Obligations. Each Guarantor agrees that it will not accept any payment of or on account of any Subordinated Debt at any time in contravention of the foregoing. At the request of the Administrative Agent, following the occurrence and during the continuance of an Event of Default, each Guarantor hereby agrees to direct the Borrower to pay to the Administrative Agent, for the account of the Administrative Agent and the Lenders, all or any part of the Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Guaranteed Obligations and all other amounts payable under this Guaranty. Each payment on the Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received in trust for the Administrative Agent and shall be paid over to the Administrative Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner any Guarantor's liability under any of the provisions of this Guaranty. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason any Guarantor fails to file such claim at least 30 days prior to the last date on which such claim should be filed, the Administrative Agent, as such Guarantor's attorney-in-fact, is hereby authorized to do so in such Guarantor's name or, in the Administrative Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in reorganization, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to the Administrative Agent, for the account of the Administrative Agent and the Lenders, the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent, for the account of the Administrative Agent and the Lenders, all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Administrative Agent will pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby appoints the Administrative Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

          (c) In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or
                                  ----- --
distribution is made by any Guarantor (a "FUNDING GUARANTOR") under this
                                          -----------------
Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets (as
                      --- ----
hereinafter defined) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Guaranteed Obligations or any other Guarantor's Obligations with respect to this Guaranty. "ADJUSTED NET ASSETS" of any Guarantor at any date means the
                 -------------------
lesser of (a) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) of such Guarantor at such date, and (b) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty) as they become absolute and matured.

          SECTION 5.  PAYMENTS FREE AND CLEAR OF TAXES, ETC.
                      --------------------------------------

          (a) Except as otherwise provided in this Section 5, any and all payments made by any Guarantor hereunder shall be made, in accordance with
Section 2.09 of the Credit Agreement, free and clear of and without deduction for any Taxes. Except as otherwise provided in this Section 5 if any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Administrative Agent or any other Guaranteed Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or such other Guaranteed Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and
(iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Guarantor agrees to pay any present or future Other Taxes.

          (c) Except as otherwise provided in this Section 5, each Guarantor will indemnify the Administrative Agent and each other Guaranteed Party for the full amount of Taxes and Other Taxes, and for the full amount of Taxes imposed by any jurisdiction on amounts payable under this Section 5 paid by the Administrative Agent or such other Guaranteed Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Administrative Agent or such other Guaranteed Party (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes by or on behalf of any Guarantor, such Guarantor will furnish to the Administrative Agent, at its address referred to in the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this Section 5(d) and Section 5(e), the terms "UNITED STATES" and "UNITED STATES PERSON"
                                  -------------       --------------------
shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Upon the reasonable request in writing of any Guarantor, each Guaranteed Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it became a Guaranteed Party in the case of each other Guaranteed Party, and from time to time thereafter upon the reasonable request in writing by any Guarantor or the Administrative Agent (but only so long thereafter as such Guaranteed Party remains lawfully able to do
so), provide the Administrative Agent and such Guarantor with Internal Revenue Service form 1001 (or W-8BEN) or 4224 (or W-8ECI), as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Guaranteed Party is exempt from United States withholding tax on payments under the Credit Agreement or the Notes. If any form or document referred to in this
Section 5(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 (or W-8BEN) or 4224 (or W-8ECI), that the Guaranteed Party reasonably considers to be confidential, the Guaranteed Party shall give notice thereof such Guarantor and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Guaranteed Party has failed to provide such Guarantor with the appropriate form described in Section 5(e) establishing an exemption from withholding tax (other than if such failure is
                                                ----- ----
due to a change in law occurring after the date on which a form originally was required to be provided), such Guaranteed Party shall not be entitled to any payments or amounts from such Guarantor under Section 5(a) or indemnification under Section 5(c) with respect to Taxes imposed by the United States; provided,
                                                                       --------
however, that should a Guaranteed Party become subject to Taxes because of its
-------
failure to deliver a form required hereunder, such Guarantor shall take such steps as such Guaranteed Party shall reasonably request to assist such Guaranteed Party to recover such Taxes. Further, no party shall be entitled to any payments or under Section 5 (a) or indemnification under Section 5(c) except as a result of a change in law occurring after such party acquired any interest in the Loans or the Notes. The foregoing sentence shall not apply to the extent of any payments, amounts or indemnification that the assignor to such party was entitled at the time of assignment or other transfer.

          (g) Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          (h) If a Guarantor is required to pay any additional amount to a Guaranteed Party or any taxing authority for the account of any Guaranteed Party pursuant to this Section 5, such Guarantor shall have the right, upon reasonable notice to the Guaranteed Party, to require such Guaranteed Party to use reasonable efforts to designate a different lending office for funding or booking its loan (or any loan participation) under the Credit Agreement or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the sole judgment of such Guaranteed Party, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 5, as the case may be, in the future and (B) would not cause such Guaranteed Party to suffer any economic, legal or regulatory disadvantage. With respect to the foregoing, each Guarantor hereby agrees to pay on demand all reasonable costs and expenses incurred by any Guaranteed Party in connection with any such designation or assignment.

          SECTION 6.  REPRESENTATIONS AND WARRANTIES.
                      ------------------------------

          Each Guarantor hereby represents and warrants as follows:

          (a) Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) The execution, delivery and performance by such Guarantor of this Guaranty and each other Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Guarantor's charter or by-laws,
(ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created by the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by such Guarantor any Credit Party of this Guaranty or any other Loan Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby and thereby, (ii) the grant by any Credit Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents.

          (d) This Guaranty has been, and each of the other Loan Documents to which such Guarantor is a party have been, duly executed and delivered by such Guarantor and constitute the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

          (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (f) Such Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Credit Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Credit Parties.

          SECTION 7.  COVENANTS.
                      ---------

          (a) So long as any part of the Guaranteed Obligations shall remain unpaid or any Lender shall have any Commitment, each Guarantor agrees that if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor's Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Credit Parties, such Guarantor shall, and shall cause each of its Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions.

          (b) Upon issuance of any Equity Interests by Holdings (other than (i) the issuance of stock options issued to management and other employees of Holdings and its Subsidiaries in the ordinary course of business and the issuance of Capital Stock of Holdings upon the exercise of such options, (ii) Equity Interests issued as Acquisition Consideration to the extent permitted hereunder or (iii) Equity Interests used to repay the Domtar Note), Holdings shall contribute the Net Cash Proceeds of such issuance to the Borrower as a Capital Contribution substantially concurrently with the issuance of such Equity Interests.

          SECTION 8.  AMENDMENTS, ETC.
                      ----------------

          (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent or at the direction of the Required Lenders except as otherwise provided in this Section 8 and except as otherwise provided in the Credit Agreement or the Intercreditor Agreement) and, in the case of any such amendment, by each Guarantor (except as set forth in Section 8(b)), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment,
                                      --------  -------
waiver or consent shall, unless in writing and signed by all of the Lenders (or by the Administrative Agent with the consent or at the direction of all of the Lenders), (i) further reduce or limit the liability of any Guarantor hereunder,
(ii) postpone any date fixed for payment hereunder or (iii) change the number or percentage of Lenders required to take any action hereunder.

          (b) Upon the execution and delivery to the Administrative Agent by any Person of an Amendment to Guaranty in substantially the form of Exhibit XIV to the Credit Agreement (each, an "AMENDMENT TO GUARANTY"), which Amendment to
                                ---------------------
Guaranty need not be executed by any other Guarantor, and the acceptance thereof by the Administrative Agent, such Person shall be and become a Guarantor hereunder, and each reference in this Guaranty to a "Guarantor" shall include such Person and each reference in any other Loan Document to a "Guarantor", "Credit Party" or a "Loan Party" shall include such Person.

          SECTION 9.  NOTICES, ETC.
                      -------------

          All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at its address set forth on the applicable signature page hereto or set forth in the Amendment to Guaranty pursuant to which such Guarantor became a Guarantor, if to the Administrative Agent or any Guaranteed Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

          SECTION 10.  NO WAIVER; REMEDIES.
                       -------------------

          No failure on the part of the Administrative Agent or any other Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11.  RIGHT OF SET-OFF.
                       ----------------

          Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 of the Credit Agreement to authorize the Administrative Agent to declare the Loans and the Notes due and payable pursuant to the provisions of such Section 7.01, each Guaranteed Party and each of its respective Affiliates is hereby authorized, by each Guarantor, at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of such Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Party agrees promptly to notify the applicable Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such set-off and application. The rights of each Guaranteed Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Party and its respective Affiliates may have.

          SECTION 12.  INDEMNIFICATION.
                       ---------------

          Without limitation on any other Obligations of any Guarantor or remedies of the Guaranteed Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Party's legal counsel) suffered or incurred by such Guaranteed Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms; provided, however, that no Guarantor shall be liable to a Guaranteed Party for losses directly caused by such Guaranteed Party's willful misconduct or gross negligence.

          SECTION 13.  CONTINUING GUARANTY; ASSIGNMENTS UNDER THE CREDIT
                       -------------------------------------------------
AGREEMENT.
---------

          This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the last to occur of (i) the Revolving Commitment Termination Date, (ii) the Term A Termination Date, (iii) the Term B Termination Date and (iv) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Guaranteed Party herein or otherwise, in each case as and to the extent provided in Section 9.07 of the Credit Agreement.

          SECTION 14.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.
                       -------------------------------------------------------

          (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (b) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

          (c) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (d) EACH GUARANTOR AND EACH GUARANTEED PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTEED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

       [Remainder of page intentionally blank.  Signature pages follow.]

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         PANOLAM INDUSTRIES HOLDINGS, INC.,
                                         a Delaware corporation


                                         By:_________________________
                                             Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]


                                         PANOLAM GROUP, INC.,
                                         a Delaware corporation


                                         By:
                                            __________________________
                                            Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                         PII SECOND, INC.,
                                         a Delaware corporation


                                         By:
                                            __________________________
                                         Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut 06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]



                                         PANOLAM INDUSTRIES, INC.,
                                         a Delaware corporation


                                         By:
                                            __________________________
                                            Title:

                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut 06484
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                         PIONEER PLASTIC CORPORATION,
                                         a Delaware corporation

                                         By:__________________________
                                            Title:


                                         Address for Notice:

                                         20 Progress Drive
                                         Shelton, Connecticut  06484
                                         Telecopier: (203) ___-____
                                         Telephone: (203) 925-1556
                                         Attention: [Robert J. Muller]

                                  EXHIBIT XII

              FORM OF MORTGAGE / ASSIGNMENT OF RENTS ON CANADIAN
                             PROPERTY OF BORROWER

                         [Contained in separate file.]

FORM OF DEED OF TRUST (MORTGAGE) / SECOND DEED OF TRUST (MORTGAGE) / LEASEHOLD
                           DEED OF TRUST (MORTGAGE)

(SUBJECT TO SUCH CHANGES AS MAY BE SATISFACTORY TO THE ADMINISTRATIVE AGENT FOR
             MORTGAGE FORMS, LEASEHOLD FORMS AND LOCAL LAW ISSUES)



Recording at the Request of and
when Recorded Mail Original to:

Latham & Watkins
633 West 5th Street, Suite 4000
Los Angeles, California  90071
Attention:  Nadia Shabaik

               [SECOND] DEED OF TRUST AND ASSIGNMENT OF RENTS,
                        LEASES AND LEASEHOLD INTERESTS

          THIS [SECOND] DEED OF TRUST AND ASSIGNMENT OF RENTS, LEASES AND LEASEHOLD INTERESTS (hereafter, as amended, modified, replaced, consolidated and extended, the "DEED OF TRUST") is made and entered into as of February 16, 1999
               -------------
by and among [PANOLAM INDUSTRIES, INC.] [PIONEER PLASTICS CORPORATION], a Delaware corporation ("GRANTOR"), [__________], as trustee ("TRUSTEE"), and
                       -------                               -------
CREDIT SUISSE FIRST BOSTON [CANADA], as Administrative Agent ("BENEFICIARY").
                                                               -----------

                                   Recitals
                                   --------

                      A.  Panolam Industries [International, Inc.] [Ltd.] (the

               "BORROWER") and Beneficiary are parties to that certain Credit
                --------
               Agreement, dated as of February 16, 1999, by and between Borrower, Beneficiary and the other financial institutions named therein as lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT
                                                                          ------
               AGREEMENT"), under which Borrower will borrow Loans and will be
               ---------
               afforded certain other financial accommodations. Unless otherwise defined herein, all capitalized terms are used in this Deed of Trust as they are defined in the Credit Agreement.

                      B. Pursuant to that certain Guaranty (as it may be amended, supplemented or otherwise modified form time to time, the "GUARANTY") of even date herewith, the Grantor has guaranteed
                    --------
               all obligations of the Borrower under the Credit Agreement.

                      B. It is a condition precedent to the making of Loans by the Lender Parties under the Credit Agreement that the obligations of Grantor under the Guaranty be secured by liens and security interests covering certain property of Grantor. In connection therewith, Beneficiary has required that, and Grantor has agreed to, execute and deliver this Deed of Trust.


                                     XII-1

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to secure all of the obligations of Grantor under the Guaranty and the other Loan Documents (collectively with the obligations set forth herein, the "OBLIGATIONS"), Grantor, Trustee and
                                   -----------
Beneficiary agree as follows:

                        ARTICLE I - CONVEYANCE IN TRUST

          1.01 Conveyance in Trust.  Grantor does hereby convey to Trustee in
               -------------------
trust, with power of sale, all of Grantor's right, title and interest in and to all of the following property (collectively, the "TRUST PROPERTY") subject only
                                                  --------------
to Permitted Liens under the Credit Agreement:

          (a) the real property described in Exhibit "A" attached hereto and by this reference incorporated herein, including, without limitation, all air rights with respect thereto (the "LAND");
                                  ----

          (b) any and all buildings and all other improvements now on, or hereafter constructed on, the Land, and all fixtures now or hereafter affixed to, placed upon or used in connection with the Trust Property;

          (c) any and all lands, fixtures, structures, improvements, tenements and hereditaments of whatever kind or description and wherever situated, now owned by, or at any time hereafter acquired by or for, Grantor and contiguous or appurtenant to the Land, and all other things of whatsoever kind and in any way or at any time belonging or appurtenant to, or used in connection with, any of the other Trust Property;

          (d) any and all leases and leasehold rights now held or hereafter acquired by Grantor for use in connection with or belonging or appertaining to any of Grantor's real property now or hereafter subject to the lien of this Deed of Trust;

          (e) any and all additions, betterments and improvements hereafter acquired or constructed upon or in connection with any other property, real or personal, now or at any time hereafter subject to the lien of this Deed of Trust; and

          (f) any and all rights, powers, franchises, privileges, immunities, permits and licenses now or hereafter owned or possessed by Grantor that now or at any time hereafter may be necessary for, or appurtenant to, the use, operation, management, maintenance, renewal, alteration or improvement of any of the other Trust Property.

          This Deed of Trust is given for the purpose of securing in such order of priority as Beneficiary may elect, the indebtedness and obligations described in Section 1.03 hereof.
   ------------

          1.02 Status of Title.  Grantor has good right to mortgage and convey
               ---------------
the Trust Property to Trustee and Beneficiary and will warrant and defend the same to Trustee, Beneficiary and their respective successors and assigns against the lawful claims and demands of all persons except with respect to Permitted Encumbrances. Grantor agrees to protect, preserve and defend Trustee's and Beneficiary's interests in the Trust Property and title thereto; to appear and defend this Deed of Trust in any action or proceeding affecting or purporting to affect the Trust Property, the lien or security interest of this Deed of Trust thereon, or any of the rights of Trustee or Beneficiary hereunder, and to pay all costs and expenses incurred by Trustee or Beneficiary in or in connection with any such action or proceeding, including reasonable attorneys' fees, at trial and on appeal, whether or not any such action or proceeding progresses to judgment and whether or not brought by or against Trustee or Beneficiary. Beneficiary shall be reimbursed for any such costs and expenses in accordance with the provisions of this Deed of Trust and the other Loan Documents. Trustee or Beneficiary, after notice to Grantor, may, but shall not be under any obligation to, appear or intervene in any such action or proceeding and retain counsel therein and defend the same or otherwise take such action therein as it be advised and may settle or compromise the same and, in that behalf and for any of such purposes, may expend and advance such sums of money as it reasonably may deem necessary, and shall be reimbursed therefor in accordance with the provisions of this Deed of Trust and the other Loan Documents.



                                     XII-2

          1.03 Obligations Secured.  This Deed of Trust is made in trust,
               -------------------
however, for the purpose of securing all of the Obligations. Grantor shall pay and perform the Obligations at the times and places and in the manner specified in the Loan Documents. This Deed of Trust shall secure unpaid balances of all loans and other such extensions of credit made after this Deed of Trust is recorded pursuant to the Loan Documents. All future advances will have the same priority as the original advance. Any agreement hereafter made by Grantor and Beneficiary pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance to the extent allowed by law.

          1.04 After-Acquired Property.  If Grantor hereafter acquires (a) any
               -----------------------
property that is of the kind or nature described in Section 1.01 hereof and is
                                                    ------------
or is intended to become a part thereof, or (b) an interest in any of the Trust Property greater than the interest now held, then such property or interest shall, immediately upon such acquisition, become subject to the lien of this Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described herein, without need for the delivery and/or recording of a supplement to this Deed of Trust or any other instrument; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments thereof as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust any and all such property or interest.

             ARTICLE II - COVENANTS CONCERNING THE TRUST PROPERTY

          2.01 Taxes and Governmental Impositions.
               ----------------------------------

          (a)  Payment.  Grantor will pay, or cause to be paid, promptly, when
               -------
and as due, and, upon written request from Trustee or Beneficiary, will promptly exhibit to Beneficiary receipts for the payment of, all taxes, assessments, charges, fees, fines and impositions of every nature whatsoever charged, imposed, levied or assessed or to be charged, imposed, levied or assessed upon or against the Trust Property or any part thereof, or upon the interest of Trustee or Beneficiary in the Trust Property, as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States or any state, county, municipality or other taxing authority in respect of the Trust Property or any part thereof or any charge that, if unpaid, would or could become a lien or charge upon the Trust Property, or any part thereof (collectively, the "IMPOSITIONS").
                            -----------

          (b)  Contests.  Grantor shall have the right before any delinquency
               --------
occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying or extending Grantor's covenant to pay any such Imposition at the time and in the manner provided in Section 2.01(a)
                                                          ---------------
hereof, unless Grantor has given prior written notice to Beneficiary of Grantor's intent so to contest or object to an Imposition, and unless: (i) the legal proceedings shall operate conclusively to prevent the sale of the Trust Property, or any part thereof, to satisfy such Impositions prior to final determination of such proceedings; or (ii) Grantor shall furnish a good and sufficient bond or surety in the amount of the Impositions that are being contested plus any interest and penalty that may be imposed thereon and that could become a lien against the Trust Property and in a manner to stay or prevent the sale, or other security reasonably satisfactory to Beneficiary; or
(iii) Grantor shall have provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of such proceedings; or (iv) Grantor shall have paid such Impositions under protest and is suing to recover any refunds thereof. Subject to the foregoing, and if Beneficiary shall so request, within sixty days after the date when an Imposition is due and payable, Grantor shall deliver to Beneficiary evidence reasonably acceptable to Beneficiary showing the payment of such Imposition.

          (c)  Payment by Beneficiary.  Beneficiary shall have the right, after
               ----------------------
demand to Grantor, to pay any Imposition after the date such Imposition shall have become due, unless Grantor shall be contesting such Imposition pursuant to

Section 2.01(b) hereof, and to add to the Obligations the amount so paid,
---------------
together with interest thereon from the date of such payment at the Default Rate of interest applicable under the Credit Agreement, and nothing herein contained shall affect such right and such remedy. Any sums paid by Beneficiary in discharge of any Impositions shall be (i) a future advance hereunder and a lien on the Trust Property secured hereby prior to any

                                     XII-3
right or title to, interest in, or claim upon the Trust Property subordinate to the lien of this Deed of Trust, and (ii) payable on demand.

          (d)  No Credit.  Grantor shall not claim, demand or be entitled to
               ---------
receive any credit or credits towards the satisfaction of this Deed of Trust or on any interest payable thereon for any taxes assessed against the Trust Property or any part thereof, and shall not claim any deduction from the taxable value of the Trust Property by reason of this Deed of Trust.

          2.02 Mechanic's and Other Liens.  Grantor will not suffer any
               --------------------------
mechanic's, laborer's, materialmen's, statutory or other lien or any security interest or encumbrance to be created or to remain outstanding (other than Permitted Encumbrances).

          2.03 Utilities.  Grantor will pay, or cause to be paid, when due any
               ---------
charges for utilities, whether public or private, with respect to the Trust Property or any part thereof.

          2.04 Insurance.
               ---------

          (a)  Maintenance.  Grantor will obtain and maintain insurance with
               -----------
respect to the Trust Property in accordance with the provisions of the Credit Agreement and the other Loan Documents. From and after the entry of judgment of foreclosure, all rights and powers of Beneficiary to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds shall continue in Beneficiary as judgment creditor or mortgagee until confirmation of sale.

          (b)  Proceeds. If the Trust Property is materially damaged or
               --------
destroyed, Grantor shall give prompt notice thereof to Beneficiary and all insurance proceeds shall be delivered or applied in accordance with the provisions of the Credit Agreement and the other Loan Documents.

          2.05 Condemnation.  If all or any part of the Trust Property shall be
               ------------
damaged, diminished in value or taken through condemnation proceedings, or if a consent settlement is entered or a transfer is made under threat of such proceedings, either temporarily or permanently, then any and all compensation, awards and other payments or relief therefor to which Grantor is entitled shall be applied in accordance with the provisions of the Credit Agreement and the other Loan Documents.

          2.06 Care of the Trust Property.
               --------------------------

          (a)  Preservation and Maintenance.  Grantor will preserve and maintain
               ----------------------------
the Trust Property in good condition and repair, will not commit or suffer any waste thereof, and will keep the same in a clean, orderly and attractive condition, making or causing to be made from time to time all needful or proper replacements, repairs and renewals. Grantor will not abandon or leave the Trust Property unprotected, unguarded, vacant or deserted. Grantor will not do or suffer to be done anything that will materially increase the risk of fire or other hazard to the Trust Property or any part thereof or take or omit to take any action that will cause an increase in Beneficiary's fire insurance premiums.

          (b)  Notice of Damage. If the Trust Property or any part thereof is
               ----------------
materially damaged by fire or any other cause, Grantor will give prompt written notice thereof to Beneficiary.

          (c)  Right to Inspect.  Beneficiary or its representative is hereby
               ----------------
authorized, with reasonable advance notice to Grantor, to enter upon and inspect the Trust Property at any time during normal business hours.

          (d)  Repair and Replacement. If all or any part of the Trust Property
               ----------------------
shall be damaged by fire or other casualty or condemnation, Grantor will promptly restore the Trust Property to the equivalent of its condition immediately before the occurrence of such casualty or condemnation.


                                     XII-4

                 ARTICLE III - ASSIGNMENT OF RENTS AND LEASES

          3.01 Assignment of Rents and Leases. As additional consideration for
               ------------------------------
the Obligations, Grantor hereby absolutely assigns and transfers to Beneficiary the following:

          (a) all leases or subleases (if any) written or oral, now in existence or hereafter arising and all agreements for the use and occupancy of all or any portion of the Trust Property (the "LEASES");------

          (b)  any and all guaranties of the obligations of the tenants (the

"TENANTS") under any of such Leases; and
--------

          (c) the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or that may become due or to which Grantor may now or shall hereafter (whether during any applicable period of redemption, or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Leases, or from or out of the Trust Property or any part thereof (collectively, the "RENTS").
                                                 -----

          3.02 Grantor's Limited License. Provided that no Event of Default
               -------------------------
exists, Grantor shall have the right under a license granted hereby and Beneficiary hereby grants to Grantor a license to collect, but not more than one month in advance, all of the Rents arising from or out of the Leases or any renewals or extensions thereof, or from or out of the Trust Property or any part thereof, but only as trustee for the benefit of Beneficiary. Grantor shall apply the Rents so collected first to payment of any and all amounts due and payable under the Loan Documents. Thereafter, so long as no Event of Default exists and no event has occurred that with notice, or lapse or time or both would constitute an Event of Default, Grantor may use the Rents in any manner not inconsistent with the Loan Documents. The license granted hereby shall be revoked automatically upon the occurrence of an Event of Default.

          3.03 Limitation. The acceptance by Beneficiary of the assignment
               -----------
provided in this Article III, together with all of the rights, powers,
                 -----------
privileges and authority created in this Article III or elsewhere in this Deed
                                         -----------
of Trust, shall not, prior to entry upon and taking possession of the Trust Property by Beneficiary be deemed or construed to constitute Beneficiary a "mortgagee in possession" nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Leases, the Rents or the Trust Property or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation or responsibility for any security deposits or other deposits delivered to Grantor by any Tenant and not assigned and delivered to Beneficiary, nor shall Beneficiary be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Trust Property.

                       ARTICLE IV - DEFAULT AND REMEDIES

          4.01 Events of Default.  Each of the following shall constitute an
               -----------------
Event of Default ("EVENT OF DEFAULT"):
                   ----------------

          (a)  Loan Documents. The occurrence of any Event of Default under, and
               --------------
as defined in, any of the Loan Documents, including without limitation, the Credit Agreement, which are incorporated herein by this reference.

          (b) Other Defaults. The failure of Grantor to perform in any material respect any covenant or agreement hereunder if such failure (i) would not, with the giving of notice or the lapse of time or both, constitute an Event of Default under Section 4.01(a) hereof and (ii) is not cured within 30 days after
              ---------------
such failure occurs.

          4.02 Performance of Defaulted Acts.  From and after the occurrence of
               -----------------------------
an Event of Default, Beneficiary may, but need not, make any payment or perform any act herein required of Grantor in any form and manner deemed expedient, including, without limitation, making full or partial payments of principal or interest on prior encumbrances, if any, and purchasing, discharging, compromising or settling any tax lien or other prior lien or

                                     XII-5
title or claim thereof, or redeeming from any tax sale or forfeiture affecting the Trust Property or contesting any tax or assessment. All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, shall be included among the Obligations and shall be due and payable upon demand and with interest thereon from the date of such payment or expense at the Default Rate. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it hereunder on account of any default on the part of Grantor. Beneficiary, making any payment hereby authorized relating to taxes or assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof.

          4.03 Foreclosure.  When the Obligations shall become due whether by
               -----------
acceleration or otherwise, Trustee shall have the right to foreclosure, in either case in accordance with applicable law. If this Deed of Trust is foreclosed by judicial procedure, Beneficiary will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the obligations secured by this Deed of Trust exceeds the net sale proceeds payable to Beneficiary. In the event of any foreclosure sale or trustee's sale, to the extent permitted by applicable law, there shall be allowed and included as part of the foreclosed indebtedness all expenditures and expenses that may be paid or incurred by or on behalf of Beneficiary and/or Trustee, as applicable, for court costs, fees of masters in chancery, reasonable attorneys' fees (including charges for inside counsel), appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title as Beneficiary or Trustee, as applicable, may deem to be reasonably necessary either to prosecute such suit or to evidence to the holder at any foreclosure or trustee's sale the true conditions of the title to or the value of the Trust Property. All expenditures and expenses of the nature mentioned in this Section 4.03 shall become additional Obligations
                             ------------
and shall be immediately due and payable, with interest thereon at the Default Rate applicable under the Credit Agreement from and after an Event of Default from and after the date when paid or incurred by Beneficiary or Trustee, as applicable, in connection with (a) any proceeding, including probate and bankruptcy proceedings, to which Beneficiary or Trustee, as applicable, shall be a party, either as plaintiff, claimant or defendant, by reason of this Deed of Trust or any of the Obligations; or (b) preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose whether or not actually commenced; or (c) preparations for the defense of any threatened suit or proceedings that might affect the Trust Property, whether or not actually commenced.

          4.04 Trustee's Sale
               --------------

          (a) Should Beneficiary elect to sell the Trust Property which is real property pursuant to the power of sale granted hereby, upon such election, Beneficiary or Trustee shall give such notice of an Event of Default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving and filing of such notice of sale as may then be required by law, Trustee, at the time and place specified by the notice of sale, shall sell such Trust Property or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Section 4.05 hereof.
                                                          ------------
Trustee may, and upon request of Beneficiary shall, from time to time postpone the sale by public announcement thereof at the time and place notified therefor. If the Trust Property consists of several lots or parcels, Beneficiary may elect to sell the Trust Property either as a whole or in separate lots or parcels. If Beneficiary elects to sell in separate lots or parcels, Beneficiary may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. To the extent permitted by law, upon any sale, Beneficiary shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

          (b) In the event of a sale or other disposition of the Trust Property, or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals therein of any facts, such as an Event of Default, the giving of notice of such Event of Default and notice of sale, demand that such sale should be made,

                                     XII-6
postponement of sale, terms of sale, sale, purchase, payments of purchase money, and any other fact affecting the regularity or validity of such sale or disposition shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

          4.05 Foreclosure Purchase.  Upon any sale of the Trust Property,
               --------------------
whether made under a power of sale herein granted or pursuant to judicial proceedings, if the obligee under the Obligations is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the amounts then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and in such case, this Deed of Trust and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.

          4.06 Application of Proceeds of Foreclosure or Trustee's Sale.  The
               --------------------------------------------------------
proceeds of any foreclosure sale of the Trust Property shall be distributed and applied in the following order or priority: first, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Sections 4.03 and 4.04 hereof; second, all other items that
                 -------------     ----
under the terms hereof constitute Obligations in accordance with the Credit Agreement or the other Loan Documents; and third, any excess to Grantor, its successors and assigns, as their rights may appear.

          4.07 Possession. Upon the occurrence of an Event of Default,
               ----------
Beneficiary shall, at its option, have the right, acting through its agents or attorneys, to enter upon and take possession of the Trust Property, expel and remove any persons, goods, or chattels, occupying or upon the same, and to collect or receive all the rents, issues and profits thereof, and to manage and control the same, and to lease the same or any part thereof from time to time, and, after deducting all reasonable attorney's fees, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Trust Property, apply the remaining net income upon the Obligations or upon any deficiency decree entered in any foreclosure proceedings.

          4.08 Appointment of Receiver. Upon the occurrence of an Event of
               ------------------------
Default, Beneficiary shall have the right to be placed in possession of the Trust Property or at its request to have a receiver appointed, and such receiver, or Beneficiary, if and when placed in possession, shall have, in addition to any other powers provided in this Deed of Trust, all rights, powers, immunities, and duties as provided by applicable law.

          4.09 Rights Cumulative. No remedy or right of Beneficiary or Trustee
               -----------------
shall be exclusive of, but each such remedy or right shall be in addition to, every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise of any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or an acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Beneficiary or Trustee, as applicable. Grantor agrees that without affecting the liability of any person for payment of the Obligations or affecting the lien of this Deed of Trust upon the Trust Property or any part thereof Beneficiary may at any time and from time to time, on request of Grantor, without notice to any person liable for payment of any Obligations, extend the time or agree to alter the terms of payment of such indebtedness. Acceptance by Beneficiary of any payment in an amount less than the amount then due on the Obligations shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall continue to be an Event of Default. At any time thereafter and until the entire amount then due on the debt has been paid, Beneficiary shall be entitled to exercise all rights conferred upon it in this Deed of Trust upon the occurrence of an Event of Default.

          4.10 Protective Advances. All advances, disbursements and expenditures
               -------------------
made or incurred by Beneficiary or Trustee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to judicial or nonjudicial sale, and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by this Deed of Trust or by applicable law (collectively

"PROTECTIVE ADVANCES"), shall have the benefit of all provisions of applicable
--------------------
law and, to the extent permitted thereby, those provisions referred to below:

                                     XII-7

          (a) all advances by Trustee or Beneficiary in accordance with the terms of this Deed of Trust to: (i) preserve, maintain, repair, restore or rebuild the improvements upon the Trust Property; (ii) preserve the lien of this Deed of Trust or the priority hereof; or (iii) enforce this Deed of Trust;

          (b) payments by Trustee or Beneficiary of: (i) principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrance on the Trust Property; (ii) real estate taxes and assessments, general and special and other taxes and assessments of any kind or nature whatsoever that are assessed or imposed upon the Trust Property or any part thereof; (iii) other obligations authorized by this Deed of Trust; or (iv) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title to the Trust Property;

          (c) advances by Beneficiary in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;

          (d) reasonable attorneys' fees and other costs incurred: (i) in connection with the judicial or nonjudicial foreclosure of this Deed of Trust;
(ii) in connection with any action, suit or proceeding brought by or against Beneficiary for the enforcement of this Deed of Trust or arising from the interest of Beneficiary hereunder; or (iii) in preparation for or in connection with the commencement, prosecution or defense of any other action related to this Deed of Trust or the Trust Property;

          (e) Trustee's and Beneficiary's fees and costs, including reasonable attorneys' fees, arising between the entry of judgment of foreclosure and the confirmation hearing;

          (f) expenses deductible from proceeds of sale;

          (g) expenses incurred and expenditures made by Beneficiary for any one or more of the following: (i) premiums for casualty and liability insurance paid by Beneficiary whether or not Beneficiary or a receiver is in possession, if reasonably required, in reasonable amounts, and all renewals thereof; (ii) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (iii) payments deemed by Beneficiary to be required for the benefit of the Trust Property or required to be made by the owner of the Trust Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Trust Property; and (iv) shared or common expense assessments payable to any association or corporation in which the owner of the Trust Property is a member in any way affecting the Trust Property.

          All Protective Advances shall be additional Obligations secured by this Deed of Trust, and shall become immediately due and payable upon demand and with interest thereon from the date of the advance until paid at the Default Rate. This Deed of Trust shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Deed of Trust is recorded.

          All Protective Advances shall, except to the extent, if any, that any of the same is clearly contrary to or inconsistent with the applicable provisions of law, apply to and be included in:

          (a) any determination of the amount of indebtedness secured by this Deed of Trust at any time;

          (b) the indebtedness found due and owing to Beneficiary in the judgment of foreclosure and any subsequent supplemental judgments, orders, adjudications or finding by the court of any additional indebtedness becoming due after such entry of judgment, it being agreed that in any foreclosure judgment, the court may reserve jurisdiction for such purpose;

          (c) if right of redemption has not been waived by this Deed of Trust, computation of amounts required to redeem;

                                     XII-8

          (d) determination of amounts deductible from sale proceeds;

          (e) application of income in the hands of any receiver or mortgagee in possession; and

          (f) computation of any deficiency judgment pursuant to applicable law.

          4.11 Environmental Matters.
               ---------------------

          (a) Compliance.  Grantor shall comply in all material respects with
              ----------
all local, state, and federal environmental laws, ordinances, rules, regulations, and requirements (collectively, "ENVIRONMENTAL LAWS"). If Grantor
                                              ------------------
fails to so comply, after notice to Grantor and a reasonable opportunity to comply, and if such failure by Grantor would constitute an Event of Default, Beneficiary may (without limiting any other rights and remedies of Beneficiary) protect its secured interest by causing the Trust Property to so comply at Grantor's expense. Any amounts expended by Beneficiary to cause the Trust Property to comply with Environmental Laws shall be paid by Grantor to Beneficiary on demand, with interest on all such amounts expended from the date of the expenditure until paid at the Default Rate.

          (b)  Hazardous Substances.
               --------------------

          (i)  "HAZARDOUS SUBSTANCES" shall mean: (A) those substances included
                --------------------
within the definitions of hazardous substances, hazardous materials, toxic substances, or solid waste in CERCLA, RCRA, the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et seq.), or any other federal,
                                            -- ---
state, or local laws, and in the regulations promulgated pursuant to said laws;
(B) those substances listed in the United States Department of Transportation Table (49 C.F.R. 172.101 and amendments) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments); (C) such other substances, materials, and wastes that are or that become regulated under Environmental Laws; and (D) any material, waste, or substance that is (1) petroleum, (2) friable asbestos, (3) polychlorinated biphenyls, (4) designated as a hazardous substance pursuant to Section 311 of the Clean Water Act (33 U.S.C. Sections 1251 et seq.) or listed pursuant to
                                             -- ---
Section 307 of the Clean Water Act (33 U.S.C. 1317); (5) flammable explosives; or (6) radioactive materials.

          (ii) Grantor shall promptly remove and clean up, or otherwise deal with, any Hazardous Substances if any Environmental Laws so require except to the extent that the failure to remove, clean up or otherwise deal with such Hazardous Substances would not reasonably be expected to have a material adverse effect upon the Trust Property. If Grantor fails to so comply after notice and a reasonable opportunity to comply, Beneficiary may either declare this Deed of Trust to be in default or protect its security interest by causing such Hazardous Substances to be remediated to levels that are minimally acceptable to all applicable regulators or agencies having jurisdiction over the Trust Property at Grantor's expense.

          (iii) Grantor shall keep the Trust Property free of (A) any Hazardous Substances, if any Environmental Laws so require except to the extent that the existence of such Hazardous Substances, would not reasonably be expected to have a material adverse effect upon the Trust Property, and (B) any lien imposed pursuant to any Environmental Laws.

          (iv) Grantor shall notify Beneficiary immediately of Grantor's discovery of (A) the presence or release of any Hazardous Substance ("CONTAMINATION") on the Trust Property or any property so situated as to pose a
  -------------
material risk that such Hazardous Substance may spread onto the Trust Property ("ADJACENT PROPERTY") and/or (B) any past or present material violation of any
  -----------------
Environmental Law on the Trust Property or any Adjacent Property.

                                    XII-9

          (v) Grantor unconditionally assigns, transfers, and sets over to Beneficiary all of Grantor's claims and rights to the payment of damages that may arise from (A) any Contamination on the Trust Property caused by the spread of such Contamination from any Adjacent Property and/or (B) the violation of any Environmental Law on any Adjacent Property (the "ASSIGNED ENVIRONMENTAL
                                                 ----------------------
RIGHTS"). Until the occurrence of an Event of Default, Grantor shall (without
------
limiting any other rights and remedies of Beneficiary) have the right to receive such payments. If an Event of Default has occurred and is continuing, Beneficiary shall have the right to elect either of the following options (which election Beneficiary may change from time to time):

                    1. Beneficiary may proceed against the owner of such Adjacent Property (or the receiver, trustee, custodian, or other party) in Grantor's name or in Beneficiary's name as agent for Grantor. Grantor agrees to cooperate with Beneficiary in such action and shall execute any and all documents required in furtherance of such action; or

                    2. At Beneficiary's option, Grantor may proceed in Grantor's and Beneficiary's behalf in which event Beneficiary may participate in any such proceedings and Grantor from time to time shall deliver to Beneficiary all instruments that Beneficiary requests or may require to permit such participation (provided that if the original of any such instrument need not be delivered to Beneficiary in order to permit such participation, Grantor may deliver to Beneficiary a copy of the same).

          However, Beneficiary shall not initiate such a proceeding, nor involve itself in such an already existing proceeding, unless Grantor shall have failed to proceed on Grantor's and Beneficiary's behalf promptly upon receiving notice from Beneficiary to do so. Grantor shall, at its expense, diligently prosecute any such proceedings, deliver to Beneficiary copies of all papers served in connection with any such proceedings, and consult and cooperate with Beneficiary and its respective attorneys and agents in carrying on the prosecution of any such proceedings. Grantor shall not settle any such proceeding without Beneficiary's consent, which consent shall not be unreasonably withheld. This assignment constitutes a present, irrevocable, and unconditional assignment of the foregoing claims, rights, and remedies, and shall continue in effect until the Obligations have been satisfied in full. Any amounts that Beneficiary receives as damages arising out of any Contamination of the Trust Property or the violation of any Environmental Law on any Adjacent Property shall be applied first to Beneficiary's costs and expenses incurred in connection with the exercise of the Assigned Environmental Rights.

          (c) Asbestos.  Grantor shall not install nor permit to be installed on
              --------
or in the Trust Property friable asbestos or any substance containing asbestos and deemed hazardous by federal or state regulations respecting such material, and with respect to any such material currently present on or in the Trust Property shall promptly either (A) remove any material that such regulations deem hazardous and require to be removed or (B) otherwise comply with such federal and state regulations, at Grantor's expense. If Grantor shall fail to so remove or otherwise comply, Beneficiary may, after notice to Grantor and a reasonable opportunity to comply, do whatever is necessary to eliminate such substances from the Trust Property to the extent required by applicable law or otherwise comply with the applicable law, regulation, or order and the costs thereof, together with interest thereon from the date of such payment at the Default Rate, shall be added to the Obligations secured by this Deed of Trust. Grantor shall give Beneficiary and its agents and employees access to the Trust Property to remove, remediate, encapsulate or otherwise treat such asbestos or substances. Grantor shall defend, indemnify and save Beneficiary harmless from all costs and expenses (including consequential damages) asserted or proven against Beneficiary by any party, as a result of the presence of such substances, and any required removal or compliance with regulations. The foregoing indemnification shall survive repayment of the Obligations.

          (d) Environmental Inspections.  Beneficiary may, at any time after the
              -------------------------
occurrence of an Event of Default, enter the Trust Property to ascertain its environmental condition and in so doing may sample

                                    XII-10
building materials, take soil samples, test borings and otherwise inspect the Trust Property. The costs and expenses paid or incurred by Beneficiary in connection with such inspections and activities shall be reimbursed by Grantor and shall constitute additional Obligations secured by this Deed of Trust.

          4.12 Multiple Collateral.
               -------------------

          (a) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any property of Grantor encumbered by any other Loan Document shall affect in any manner or to any extent the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, rights, powers and remedies of Beneficiary shall continue unimpaired.

          (b) Grantor agrees that it shall not at any time insist upon, plead, seek or in any manner whatever claim or take any benefit or advantage of a judgment, declaration or a determination that:

               (i) the Trust Property or any other property of Grantor encumbered by a Loan Document represents, on an individual basis, an allocable portion of the then outstanding aggregate principal amount of the Obligations;

               (ii) a surplus results from an action taken by Beneficiary against the Trust Property or any other property of Grantor encumbered by a Loan Document to recover the Obligations or any portion thereof, unless the Obligations have been satisfied and paid in full;

               (iii) The lien of this Deed of Trust or of any other Loan Document has been released, unless the Obligations have been satisfied and paid in full;

               (iv) a deficiency judgment with respect to any action taken by Trustee or Beneficiary against the Trust Property or any other property of Grantor encumbered by a Loan Document extinguishes all or any portion of the remaining Obligations, or precludes Trustee or Beneficiary from proceeding against the Trust Property or to satisfy such remaining Obligations; or

               (v) Beneficiary's commencement, prosecution, or taking to judgment of any action (including, without limitation, Beneficiary's acceptance of a deed in lieu of foreclosure) or Beneficiary's application for or use of any remedy (including, without limitation, the appointment of a receiver for the Trust Property or any other property of Grantor encumbered by a Loan Document) against the Trust Property or any other property of Grantor encumbered by a Loan Document precludes or bars Beneficiary (under a "single action" rule, "security first" rule or similar
                           -------------         --------------
     rule) from commencing, prosecuting or taking to judgment any other action or applying for or using any remedy against the Trust Property or any other property of Grantor encumbered by a Loan Document.

          (c) Beneficiary may, at its option, in such order, and utilizing such combinations of remedies with respect to the Trust Property and the other property of Grantor encumbered by a Loan Document as Beneficiary shall so elect, pursue its remedies against (i) the Trust Property, individually, or any other property of Grantor encumbered by a Loan Document, individually, (ii) the Trust Property and any combination of the other property of Grantor encumbered by a Loan Document, (iii) the Trust Property and all of the other property of Grantor encumbered by a Loan Document or (iv) all or any combination of the other property of Grantor encumbered by a Loan Document, in separate proceedings or in one proceeding in any order which Beneficiary deems appropriate.

                                    XII-11

                        ARTICLE V - GENERAL PROVISIONS

          5.01 Release.  Beneficiary shall cause the release of the lien hereof
               -------
in accordance with the terms of the Loan Documents. Beneficiary shall have no obligation to record any release or other instrument. All reconveyance fees and costs shall be paid by Grantor.

          5.02 Grantor.  This Deed of Trust and all provisions hereof, shall
               -------
extend to and be binding upon Grantor and all persons claiming under or through Grantor and shall inure to the benefit of the Beneficiary's successors and assigns and any successors and assigns of any party holding any interest in any of the Obligations, as applicable. Whenever in this Deed of Trust there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the heirs, executors and administrators or successors and assigns (as the case may be) of Grantor and Beneficiary. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor.

          5.03 Waiver of Rights.  To the extent permitted by applicable law,
               ----------------
Grantor waives and will not avail itself of any appraisement, valuation, stay, moratorium, extension or exemption laws now existing or hereafter enacted and waives any right to have the property comprising the Trust Property marshaled upon any foreclosure and agrees that upon a foreclosure the Trust Property may be sold as an entirety.

          5.04 Additional Documents. Grantor agrees that upon request of
               --------------------
Beneficiary it will from time to time execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may be reasonably necessary fully to effectuate the intent of this Deed of Trust.

          5.05 Notices.  All notices and other communications under this Deed of
               -------
Trust shall be in writing, except as otherwise provided in this Deed of Trust. A notice, if in writing, shall be considered as properly given if given in accordance with the provisions of the Credit Agreement.

          5.06 Governing Law.  This Deed of Trust, the debts and obligations
               -------------
secured hereunder, and all other obligations and agreements of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, subject only to those laws of the State of [_________] that of necessity must apply to methods of foreclosure directly affecting interests in the Trust Property.

          5.07 Time of Essence.  Time is of the essence of this Deed of Trust
               ---------------
and of every part hereof of which time is an element.

          5.08 Severability.  If any one or more of the provisions contained
               ------------
herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision hereof, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          5.09 Attorney's Fees.  In the event suit or action is instituted in
               ---------------
connection with or to enforce any of the terms of this Deed of Trust or the Credit Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees (including charges for inside counsel) in bankruptcy proceedings, at trial, on any appeal, and on any petition for review, in addition to all other sums provided herein or by law.

          5.10 Future Advances.  Beneficiary may make advances pursuant to and
               ---------------
subject to the terms of the Credit Agreement, and the parties hereby acknowledge and intend that all such advances, including future advances whenever hereafter made, shall be a lien from the time this Deed of Trust is recorded.

          5.11 Incorporation of Credit Agreement.  The terms of the Credit
               ---------------------------------
Agreement are incorporated by reference herein as though set forth in full detail. In the event of any conflict between the terms and provisions of this Deed of Trust and the Credit Agreement, the terms and provisions of the Credit Agreement shall control.

                                    XII-12

          [5.12  Subordination.  The lien of this Deed of Trust is subordinate
                 -------------
and subject to that certain Deed of Trust and Assignment of Rents, Leases and Leasehold Interests by and between Grantor and Credit Suisse First Boston.]


                           [Signature page follows.]

                                    XII-13

          IN WITNESS WHEREOF, Grantor has duly executed and delivered this Deed of Trust as of the day and year first above written.

                                    [PANOLAM INDUSTRIES, INC.] [PIONEER PLASTICS
                                    CORPORATION], a Delaware corporation

                                         By:____________________________
                                         Name:__________________________
                                         Title:_________________________

                                    XII-1

          STATE OF __________)
                             )  SS.
          COUNTY OF _________)


          BEFORE ME, a Notary Public, in and for said county and state, personally appeared the above-named [PANOLAM INDUSTRIES, INC.] [PIONEER PLASTICS CORPORATION], a Delaware corporation, by _________________, its __________, who acknowledge that he/she did sign the foregoing instrument and that the same is his/her free act and deed and the free act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at __________ this ____ day of ___________, 1999.



          Notary Public

                                     XII-2

                                  EXHIBIT XIV

                       FORM OF AMENDMENT TO US GUARANTY

                    [L&W MODIFYING FOR CANADIAN FACILITIES]


          This Amendment to Guaranty (this "AMENDMENT"), dated as of [________],
                                            ---------
[____], relates to the Guaranty dated as of February 16, 1999, as amended, amended and restated, modified and supplemented to date (as so amended, amended and restated, supplemented or modified, the "GUARANTY"), among PANOLAM
                                             --------
INDUSTRIES HOLDINGS, INC., a Delaware corporation, PANOLAM GROUP, INC., a Delaware corporation, PII SECOND, INC., a Delaware corporation, PANOLAM INDUSTRIES, INC., a Delaware corporation, and PIONEER PLASTICS CORPORATION, a Delaware corporation (collectively, the "GUARANTORS"), in favor of Credit Suisse
                                         ----------
First Boston, as Administrative Agent (in such capacity, together with any successor appointed pursuant to Article VIII of the Credit Agreement referred to below, the "ADMINISTRATIVE AGENT"), and the other Guaranteed Parties (as defined
            --------------------
in the Guaranty).

          In compliance with Section 6.01(n) of the Credit Agreement dated as of February 16, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the
                                 ----------------
Administrative Agent and the other financial institutions party thereto as agents and lenders, and in conjunction with the execution of the Amendment to Security Agreement dated of even date herewith, [NAME OF SUBSIDIARY], a [_________] corporation (the "ADDITIONAL GUARANTOR"), hereby agrees as follows
                              --------------------
(capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement):

          1.   AMENDMENT.  The Guaranty is hereby amended to add as a Guarantor
               ---------
thereunder the Additional Guarantor.

          2.   REPRESENTATIONS AND WARRANTIES.  The Additional Guarantor
               ------------------------------
represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor and is true and correct as to the Additional Guarantor as of the date hereof.

          3.   ADDITIONAL GUARANTOR AS GUARANTOR.  The Additional Guarantor (a)
               ---------------------------------
assumes all of the obligations and liabilities of a Guarantor under the Guaranty, (b) makes all of the waivers and acknowledgments of a Guarantor under the Guaranty, (c) agrees to be bound by the Guaranty as if the Additional Guarantor were an original party to the Guaranty, and (d) shall be a Guarantor, Credit Party and a Loan Party for all purposes under the Loan Documents.

          4.   EFFECTIVENESS.  This Amendment shall become effective as of the
               -------------
date hereof upon the execution hereof by the Additional Guarantor and delivery hereof to, and acceptance hereof by, the Administrative Agent.

          5.   GOVERNING LAW.  This Amendment shall be governed by, and
               -------------
construed in accordance with, the laws of the State of New York.

                                     XIV-1

                                                 [ADDITIONAL GUARANTOR]


                                                 By:___________________________
                                                    Title:

                                                 Notice Address:

                                                 ______________________________
                                                 ______________________________
                                                 Telecopier:____________
                                                 Telephone:_____________
                                                 Attention:____________________



ACCEPTED:

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent


By:_____________________________________
  Title:

                                     XIV-2

                                   EXHIBIT XV

                   FORM OF AMENDMENT TO US SECURITY AGREEMENT

                    [L&W MODIFYING FOR CANADIAN FACILITIES]

          This Amendment to Security Agreement (the "AMENDMENT"), dated as of
                                                     ---------
__________, ____, relates to the Security Agreement dated as of February 16, 1999 as amended, amended and restated, modified and supplemented to date (as so amended, amended and restated, supplemented and modified, the "AGREEMENT")
                                                               ---------
executed by PANOLAM INDUSTRIES INTERNATIONAL, INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 (the "BORROWER"),
                                                                 --------
PANOLAM INDUSTRIES HOLDINGS, INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("HOLDINGS"), PANOLAM GROUP, INC., a
                                             --------
Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("GROUP"), PII SECOND, INC., a Delaware corporation with an office at 20
        -----
Progress Drive, Shelton, Connecticut 06484 ("PII SECOND"), PANOLAM INDUSTRIES,
                                             ----------
INC., a Delaware corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484 ("PANOLAM US"), PIONEER PLASTICS CORPORATION, a Delaware
                    ----------
corporation with an office at 20 Progress Drive, Shelton, Connecticut 06484

("PIONEER"), and any future direct or indirect parent or subsidiary, if any, of
  -------
the Borrower that would become a party to the Agreement as an additional Grantor (as defined below), in favor of and for the benefit of CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, together with any successor in such capacity, the "ADMINISTRATIVE AGENT") for the Lender Parties (as defined
                       --------------------
in the Credit Agreement) that were or may thereafter become party to the Credit Agreement (as hereinafter defined). Holdings, Group and PII Second are each referred to herein as a "PARENT GRANTOR" and collectively as the "PARENT
                         --------------                           ------
GRANTORS."  Panolam US and Pioneer are each referred to herein as a "SUBSIDIARY
--------                                                             ----------
GRANTOR" and collectively as the "SUBSIDIARY GRANTORS."  The Borrower, the
-------                           -------------------
Parent Grantors, the Subsidiary Grantors and any other Person agreeing to be bound hereby as a Grantor are each individually referred to herein as a

"GRANTOR" and collectively as the "GRANTORS."
 -------                           --------

          In compliance with Section 6.01(n) of the Credit Agreement dated as of February 16, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT," the terms defined therein
                                 ----------------
and not otherwise defined herein being used herein as therein defined) among the Borrower, the Administrative Agent, DLJ Capital Funding, Inc., as syndication agent, and the Lender Parties party thereto, and in conjunction with the execution of the Amendment to Guaranty dated of even date herewith, [NAME OF SUBSIDIARY] (the "ADDITIONAL GRANTOR") and the Administrative Agent hereby agree
                  ------------------
as follows:

          1.   AMENDMENT.  The Agreement is hereby amended to add as a party,
               ---------
and more specifically, as a Grantor thereunder, the Additional Grantor.

          2.   REPRESENTATIONS AND WARRANTIES.  The Additional Grantor
               ------------------------------
represents and warrants to the Administrative Agent and the other Lender Parties that each of the representations and warranties of a Subsidiary Grantor contained in the Agreement is hereby made by the Additional Grantor and is true and correct as to the Additional Grantor. All capital stock owned or otherwise held by the Additional Grantor in each Subsidiary, if any, of the Additional Grantor is set forth on the supplement to Schedule I to the Agreement attached hereto.

          3.   GRANT OF SECURITY INTEREST.  As security for the payment of the
               --------------------------
Secured Obligations, the Additional Grantor hereby assigns to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lender Parties, and grants to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lender Parties a continuing and first priority security interest in, all of such Additional Grantor's right, title and interest in and to the Collateral (as defined in the Agreement), whether now or hereafter existing or owned by such Additional Grantor or in which such Additional Grantor now owns or hereafter acquires an interest and wherever the same may be located.

          4.   SCHEDULE SUPPLEMENTS.  The Additional Grantor has attached hereto
               --------------------
supplements to Schedules I through VI to the Agreement, and the Additional Grantor hereby certifies that such supplements have been prepared by the Additional Grantor in substantially the form of the Schedules to the Agreement and are accurate and complete as of the date first above written.

          5.   ASSUMPTION OF RIGHTS, OBLIGATIONS AND LIABILITIES.  The
               -------------------------------------------------
Additional Grantor assumes all of the rights, obligations and liabilities of a Grantor under the Agreement and agrees to be bound thereby as if the Additional Grantor were an original party to the Agreement.

          6.   EFFECTIVENESS.  This Amendment shall become effective on the date
               -------------
hereof upon the execution hereof by the Additional Grantor and the Administrative Agent and delivery hereof to the Administrative Agent.

          7.   GOVERNING LAW.  This Amendment shall be governed by, and
               -------------
construed in accordance with, the laws of the State of New York.

                                       [ADDITIONAL GUARANTOR]

                                       By:___________________________________
                                       Title:

                                       Notice Address:

                                       ________________________________________
                                       ________________________________________
                                       Telecopier:___________________
                                       Telephone:____________________
                                       Attention:_______________________________



ACCEPTED:

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent

By:_____________________________
   Title:

                                  EXHIBIT XVI
                        FORM OF INTERCREDITOR AGREEMENT
                                 See attached.


                                     XVI-1

                                 EXHIBIT XVII
                         FORM OF INTERCOMPANY NOTE/3/
                      INTERCOMPANY DEMAND PROMISSORY NOTE

Note Number:                                           Dated: February 18, 1999

     FOR VALUE RECEIVED, pursuant to this promissory note (this "PROMISSORY
                                                                 ----------
     NOTE"), Panolam Industries International, Inc. ("PAYOR") promises to pay to
                                                      -----
     the order of Panolam Industries Ltd. ("PAYEE"), on demand, in lawful money
                                            -----
     of [the United States of America] [Canada], in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by Payee to Payor now or hereafter owing by Payor to Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of Payee, which loans and advances constitute Designated Intercompany Indebtedness (as hereinafter defined). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement, dated as of February 18, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Panolam Industries Ltd., as Borrower (the
          ----------------
     "BORROWER"), each financial institution and other entity from time to time
      --------
     party thereto as a lender or issuing bank (together with its successors and permitted assigns pursuant to Section 9.07 of the Credit Agreement, each a "LENDER PARTY"), Credit Suisse First Boston Canada, as an initial lender
      ------------
     and as administrative agent for the Lenders (in such capacity, together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the "ADMINISTRATIVE AGENT"), and Royal Bank of
                                   --------------------
     Canada, as an initial lender and as Documentation Agent. This Promissory Note evidences Designated Intercompany Indebtedness (as hereinafter defined). For purposes hereof, the term "Designated Intercompany Indebtedness" means (A) indebtedness in respect of any loan made directly or indirectly by the Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries, and (B) indebtedness in respect of any loan made directly or indirectly by the US Borrower or any of its Domestic Subsidiaries to another of the US Borrower's Domestic Subsidiaries or to the US Borrower, respectively, with the proceeds of a loan made directly or indirectly by the Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries.

     The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon from time to time by the Payor and Payee or, at the Administrative Agent's option after the occurrence and during the continuance of an Event of Default, at the rate set forth in Section [2.05(e)(2)(a) (if the Note is denominated in Canadian Dollars)] [2.05(e)(2)(b) (if the Note is denominated in US Dollars)] of the Credit Agreement. Interest shall be due and payable on the last day of each month commencing after the date hereof or at such other times as may be agreed upon from time to time by the Payor and Payee. Upon demand for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in lawful money of [the United States of America] [Canada] and in immediately available funds. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or 366 days, as

---------------------------
/3/ This form of Intercompany Note is to be used to evidence Designated Intercompany Indebtedness owed to the Borrower by the US Borrower.

                                     XVII-1
     the case may be. Payee shall not be entitled to any additional amounts or indemnification in respect of any withholding taxes or other deductions exigible on any interest payable hereunder in accordance with applicable law.

          Payor may repay all or any part of the principal amount hereof prior to maturity without notice or penalty.

     Payor and any endorser of this Promissory Note hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Promissory Note has been pledged by Payee (i) to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, as security for Payee's Obligations, if any, under the Credit Agreement and the other Loan Documents to which the Payee is a party, pursuant to the terms of the Security Agreement to which the Payee is a party. Payor acknowledges and agrees that the Administrative Agent may, to the extent permitted under the Security Agreement to which Payee is party, exercise all the rights of Payee under this Promissory Note and will not be subject to any abatement, reduction, recoupment, defense, setoff or counterclaim available to Payor.

     If all or any part of the assets of Payor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of Payor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of Payor is dissolved or if (except as expressly permitted by the Credit Agreement) substantially all of the assets of Payor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other investment property or any other property whatsoever, which shall be payable or deliverable upon or with respect to any Debt of Payor to Payee ("PAYOR INDEBTEDNESS") shall be
                                                  ------------------
     paid or delivered directly to the Administrative Agent for application to the Obligations of Payee in accordance with the terms of the Intercreditor Agreement, until the later of the date on which such Obligations shall have first been fully performed and paid in immediately available funds and the Commitments under and as defined in the Credit Agreement shall have been terminated. Payee irrevocably authorizes and empowers the Administrative Agent, subject to the terms of the Security Agreement to which Payee is party, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Payee such proofs of claim and take such other action, in the Administrative Agent's own name or in the name of Payee or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Promissory Note. The Administrative may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of the Obligations of Payee in accordance with the terms of the Intercreditor Agreement. Payee agrees that until the Obligations of have been performed and paid in full in immediately available funds and the Commitments have been terminated, Payee will not (i) assign or transfer to any Person any claim Payee has or may have against any Payor, (ii) discount or extend

                                    XVII-2
     the time for payment of any Payor Indebtedness, or (iii) otherwise amend, modify, supplement or waive any provision of this Promissory Note.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PROMISSORY NOTE AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS) OF THE PROVINCE OF ONTARIO. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE COURTS LOCATED IN THE PROVINCE OF ONTARIO SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIM OR DISPUTE PERTAINING TO THIS PROMISSORY NOTE.

     This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Payor has caused this Demand Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

                                          PANOLAM INDUSTRIES INTERNATIONAL, INC.


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                                    XVII-3

                                                PANOLAM INDUSTRIES LTD.


                                                By:____________________________
                                                   Name:
                                                   Title:


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                    XVII-5

                         FORM OF INTERCOMPANY NOTE/4/
                      INTERCOMPANY DEMAND PROMISSORY NOTE

Note Number: __________ Dated: February 18, 1999
     FOR VALUE RECEIVED, each Loan Party which is a party to this promissory note (the "PROMISSORY NOTE") promises to pay to the order of such other
                ---------------
     Loan Party as makes loans to such Loan Party (each Loan Party which borrows money pursuant to this Promissory Note is referred to herein as a "PAVOR"
                                                                        -----
     and each Loan Party which makes loans pursuant to this Promissory Note is referred to herein as a "PAYEE"), on demand, in lawful money of the United
                              -----
     States of America, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by such Payee to such Payor now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of such Payee, which loans and advances constitute Designated Intercompany Indebtedness (as hereinafter defined). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement, dated as of February 18, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT
                                                                ------
     AGREEMENT"), among Panolain Industries Ltd., as Borrower (the "BORROWER"),
                                                                    --------
     each financial institution and other entity from time to time party thereto as a lender or issuing bank (together with its successors and permitted assigns pursuant to Section 9.07 of the Credit Agreement, each a "LENDER
                                                                       ------
     PARTY"), Credit Suisse First Boston Canada, as an initial lender and as
     -----
     administrative agent for the Lenders (in such capacity, together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the "ADMINISTRATIVE AGENT"), and Royal Bank of Canada, as
                            --------------------
     an initial lender and as Documentation Agent. This Promissory Note evidences Designated Intercompany Indebtedness (as hereinafter defined). For purposes hereof, the term "Designated Intercompany Indebtedness" means
     (A) indebtedness in respect of any loan made directly or indirectly by the Canadian Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries, and (B) indebtedness in respect of any loan made directly or indirectly by the US Borrower or any of its Domestic Subsidiaries to another of the US Borrower's Domestic Subsidiaries or to the US Borrower, respectively, with the proceeds of a loan made directly or indirectly by the Canadian Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries.

     The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon from time to time by the relevant Payor and Payee or, at the Administrative Agent's option after the occurrence and during the continuance of an Event of Default, at the Default Rate (as defined in the US Credit Agreement as in effect on the Closing Date under the Credit Agreement). Interest shall be due and payable on the last day of each month commencing after the date hereof or at such other times as may be agreed upon from time to time by the relevant Payor and Payee. Upon demand for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in lawful money of the United States of America and in immediately available funds.

________________

/4/ This form of Intercompany Note is to be used to evidence Designated Intercompany Indebtedness owed to the US Borrower or any of its Domestic Subsidiaries by a Domestic Subsidiary or the US Borrower.

                                    XVII-6

     Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or 366 days, as the case may be. None of the Payees hereunder shall be entitled to any additional amounts or indemnification in respect of any withholding taxes or other deductions exigible on any interest payable hereunder in accordance with applicable law.

          Each Payor may repay all or any part of the principal amount hereof prior to maturity without notice or penalty.

     Each Payor and any endorser of this Promissory Note hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Promissory Note has been pledged by each Payee (i) to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties under and as defined in the Credit Agreement, as security for such Payee's Obligations, if any, under the Credit Agreement, the Guaranty and the other Loan Documents to which such Payee is a party, and
     (ii) to the US Administrative Agent, for the benefit of the US Administrative Agent and the lender parties under the US Credit Agreement, as security for such Payee's Obligations (as defined in the US Credit Agreement), if any, under the US Credit Agreement, the US Credit Agreement Guaranty and the other US Loan Documents to which such Payee is a party, in each case, pursuant to the terms of the Security Agreement to which such Payee is a party. Each Payor acknowledges and agrees that the Acting Administrative Agent under the Security Agreement to which any of its Payees is party may, to the extent permitted under the Security Agreement to which its Payee is party, exercise all the rights of such Payee under this Promissory Note and will not be subject to any abatement, reduction, recoupment, defense, set-off or counterclaim available to such Payor.

     If all or any part of the assets of any Payor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Payor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Payor is dissolved or if (except as expressly permitted by the Credit Agreement) substantially all of the assets of any Payor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other investment property or any other property whatsoever, which shall be payable or deliverable upon or with respect to any Debt of such Payor to any Payee ("PAYOR INDEBTEDNESS") shall be paid or delivered directly to the Acting
       ------------------
     Administrative Agent under the Security Agreement to which such Payee is party for application to the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, until the later of the date on which such obligations shall have first been fully performed and paid in immediately available funds and the Commitments under and as defined in each of the Canadian Credit Agreement and the US Credit Agreement shall have been terminated. Each Payee irrevocably authorizes and

                                    XVII-7
     empowers the Acting Administrative Agent under the Security Agreement to which such Payee is party, and subject to the terms thereof, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Acting Administrative Agent's own name or in the name of such Payee or otherwise, as the Acting Administrative Agent may deem necessary or advisable for the enforcement of this Promissory Note. The Acting Administrative Agent under such Security Agreement may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement. Each Payee agrees that until the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement have been performed and paid in full in immediately available funds and the Commitments under and as defined in each of the Canadian Credit Agreement and the US Credit Agreement have been terminated, such Payee will not (i) assign or transfer to any Person any claim such Payee has or may have against any Payor, (ii) discount or extend the time for payment of any Payor Indebtedness, or (iii) otherwise amend, modify, supplement or waive any provision of this Promissory Note.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PROMISSORY NOTE AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5 1401) AND DECISIONS OF THE STATE OF NEW YORK. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE COURTS LOCATED IN THE STATE OF NEW YORK SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIM OR DISPUTE PERTAINING TO THIS PROMISSORY NOTE.

     From time to time after the date hereof, additional Subsidiaries of the Loan Parties may become parties hereto by executing a counterpart signature page to this Promissory Note (such additional Subsidiaries, each, an "ADDITIONAL PAYOR"). Upon delivery of such counterpart signature page to
      ----------------
     the Payees, notice of which is hereby waived by the other Payors, each Additional Payor shall be a Payor and shall be as fully a party hereto as if such Additional Payor were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor hereunder. This Promissory Note shall be fully effective as to any Payor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor hereunder.

                                    XVII-8

     This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Page Follows]

                                    XVII-9

     IN WITNESS WHEREOF, each Payor has caused this Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

                                        PANOLAM INDUSTRIES INTERNATIONAL, INC.



                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        PANOLAM INDUSTRIES, INC.


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        PIONEER PLASTIC CORPORATION


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title:

                                    XVII-10

                                  ENDORSEMENT

     FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to ___________________________________________ all of its right, title and interest in and to the Intercompany Demand Promissory Note dated February 18, 1999 (the "PROMISSORY NOTE"), made by Panolam Industries
                             ---------------
     International, Inc. ("PANOLAM INTERNATIONAL"), and each other Domestic
                           ---------------------
     Subsidiary of Panolam International or any other Person that becomes a party thereto, and payable to the undersigned. This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof.

     The initial undersigned shall be Panolam International and its Domestic Subsidiaries party to the Credit Agreement on the date hereof From time to time after the date hereof, additional Subsidiaries of those Loan Parties may become parties to the Promissory Note (each, an "ADDITIONAL PAYEE") and
                                                          ----------------
     a signatory to this endorsement by executing a counterpart signature page to the Promissory Note and to this endorsement. Upon delivery of such counterpart signature pages to the Payors, notice of which is hereby waived by the other Payees, each Additional Payee shall be a Payee and shall be as fully a Payee under the Promissory Note and a signatory to this endorsement as if such Additional Payee were an original Payee under the Promissory Note and an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Promissory Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Promissory Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payee to the Promissory Note or hereunder.

     Dated: _____________________


                                        PANOLAM INDUSTRIES INTERNATIONAL, INC.


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title:

                                    XVII-11

                                        PANOLAM INDUSTRIES, INC.


                                        By: ___________________________________
                                                  Name:
                                                  Title:


                                        By: ___________________________________
                                                  Name:
                                                  Title:


                                        PIONEER PLASTIC CORPORATION


                                        By: ___________________________________
                                                  Name:
                                                  Title:


                                        By: ___________________________________
                                                  Name:
                                                  Title:

                                    XVII-12

                         FORM OF INTERCOMPANY NOTE/5/
               INTERCOMPANY SUBORDINATED DEMAND PROMISSORY NOTE

Note Number: _______ Dated: February 18, 1999

     FOR VALUE RECEIVED, each Loan Party which is a party to this subordinated promissory note (the "Promissory Note") promises to pay to the order of such other Loan Party as makes loans to such Loan Party (each Loan Party which borrows money pursuant to this Promissory Note is referred to herein as a "Payor" and each Loan Party which makes loans pursuant to this Promissory Note is referred to herein as a "Payee"), on demand, in lawful money of the United States of America, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by such Payee to such Payor and any other Debt now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of such Payee. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed such terms in the Credit Agreement, dated as of February 18, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Panolam Industries International, Inc., as Borrower (the "US Borrower"), each financial institution from time to time party thereto (together with its successors and permitted assigns pursuant to Section 9.07 of the Credit Agreement, a "Lender Party"), DLJ Capital Funding, Inc., as syndication agent for the Lenders, and Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the "Administrative Agent"). Notwithstanding any contrary provision of this Promissory Note, this Promissory Note shall not evidence any Designated Intercompany Indebtedness (as hereinafter defined) or any Specified Intercompany Debt (as hereinafter defined). For purposes hereof, (i) the term "Designated Intercompany Indebtedness" means (A) indebtedness in respect of any loan made directly or indirectly by the Canadian Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries, and (B) indebtedness in respect of any loan made directly or indirectly by the US Borrower or any of its Domestic Subsidiaries to any of their respective Domestic Subsidiaries or the US Borrower with the proceeds of a loan made by the Canadian Borrower or any of its Subsidiaries to the US Borrower or any of its Domestic Subsidiaries, and (ii) the term "Specified Intercompany Debt" means the debt evidenced by that certain promissory note of even date herewith executed by the Canadian Borrower in favor of the US Borrower in the principal amount of [$10,000,000].

     The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon from time to time by the relevant Payor and Payee or, at the Administrative Agent's option after the occurrence and during the continuance of an Event of Default, at the Default Rate. Interest shall be due and payable on the last day of each month commencing after the date hereof or at such other times as may be agreed upon from time to time by the relevant Payor and Payee. Upon demand

_______________________

/5/ This form of Intercompany Note is to be used to evidence indebtedness owed by any of the Loan Parties to each other.

                                    XVII-13
     for payment of any principal amount hereof, accrued but unpaid interest on such principal amount shall also be due and payable. Interest shall be paid in lawful money of the United States of America and in immediately available funds. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or 366 days, as the case may be.

     Each Payor and any endorser of this Promissory Note hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Promissory Note has been pledged by each Payee (i) to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, as security for such Payee's Obligations, if any, under the Credit Agreement, the Guaranty and the other Loan Documents to which such Payee is a party, and (ii) to the Canadian Administrative Agent, for the benefit of the Canadian Administrative Agent and the Lender Parties under and as defined in the Canadian Credit Agreement (the "Canadian Lenders"), as security for such Payees Obligations, if any, under the Canadian Credit Agreement, the Canadian Credit Agreement Guarantee and the other Canadian Loan Documents to which such Payee is a party, in each case pursuant to the terms of the Security Agreement. Each Payor acknowledges and agrees that the Acting Administrative Agent under the Security Agreement may exercise all the rights of the Payees under this Promissory Note and will not be subject to any abatement, reduction, recoupment, defense, setoff or counterclaim available to such Payor.

     Each Payee agrees that any and all claims of such Payee against the US Borrower, or against any of its properties, shall be subordinate and subject in right of payment to the prior performance and payment, in full and in immediately available funds, of all Obligations of the US Borrower under the Loan Documents (the "US Obligations"), all Obligations of the US Borrower under the Canadian Loan Documents (the "Canadian Obligations") and all Obligations of the US Borrower under the Subordinated Notes (the "Subordinated Note Obligations" and, together with the US Obligations and the Canadian Obligations, the "Senior Obligations") and termination of the Commitments under and as defined in the US Credit Agreement and the Canadian Credit Agreement; provided, that the US Borrower (and each other Payor) may make payments to the applicable Payees at any time or times when such Payor does not have any outstanding Obligations in respect of Loans or other outstanding Senior Obligations which are then due and payable.

     If all or any part of the assets of any Payor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of any Payor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Payor is dissolved or if (except as expressly permitted by the Credit Agreement) substantially all of the assets of any Payor are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other investment property or any other property whatsoever, which shall be payable or deliverable upon or with respect to any Debt of such Payor to any

                                    XVII-14

     Payee ("PAYOR INDEBTEDNESS") shall be paid or delivered directly to the Acting Administrative Agent under the Security Agreement to which such Payee is party for application to the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, until the later of the date on which such obligations shall have first been fully performed and paid in immediately available funds and the Commitments under and as defined in each of the Canadian Credit Agreement and the US Credit Agreement shall have been terminated. Each Payee irrevocably authorizes and empowers the Acting Administrative Agent under the Security Agreement to which such Payee is party, and subject to the terms thereof, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Acting Administrative Agent's own name or in the name of such Payee or otherwise, as the Acting Administrative Agent may deem necessary or advisable for the enforcement of this Promissory Note. The Acting Administrative Agent under such Security Agreement may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement. Each Payee agrees that until the Canadian Obligations (as defined in the Intercreditor Agreement) and the US Obligations (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement have been performed and paid in full in immediately available funds and the Commitments under and as defined in each of the Canadian Credit Agreement and the US Credit Agreement have been terminated, such Payee will not (i) assign or transfer to any Person any claim such Payee has or may have against any Payor, (ii) discount or extend the time for payment of any Payor Indebtedness, or (iii) otherwise amend, modify, supplement or waive any provision of this Promissory Note.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PROMISSORY NOTE AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5 1401) AND DECISIONS OF THE STATE OF NEW YORK. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE COURTS LOCATED IN THE STATE OF NEW YORK SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIM OR DISPUTE PERTAINING TO THIS PROMISSORY NOTE.

     From time to time after the date hereof, additional Subsidiaries of the Loan Parties may become parties hereto by executing a counterpart signature page to this Promissory Note (such additional Subsidiaries, each, an "ADDITIONAL PAYOR"). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors, each Additional Payor shall be a Payor and shall be as fully a party hereto as if such Additional Payor were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor hereunder. This Promissory Note shall be fully effective as to any Payor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor hereunder.

                                    XVII-15

     This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Page Follows]

                                    XVII-16

     IN WITNESS WHEREOF, each Payor has caused this Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

                                       PANOLAM INDUSTRIES INTERNATIONAL, INC.

                                       By:___________________________________
                                             Name:
                                             Title:

                                       PANOLAM INDUSTRIES LTD.

                                       By:___________________________________
                                             Name:
                                             Title:


                                       PANOLAM INDUSTRIES HOLDINGS,INC.


                                       By:____________________________________
                                             Name:
                                             Title:


                                       PANOLAM GROUP,INC.

                                       By:_____________________________________
                                             Name:
                                             Title:

                                       PII SECOND,INC.

                                       By:______________________________________
                                             Name:
                                             Title

                                    XVII-17

                                       PANOLAM INDUSTRIES,INC.

                                       By:______________________________________
                                             Name:
                                             Title

                                       PIONEER PLASTIC CORPORATION

                                       By:______________________________________
                                             Name:
                                             Title:

                                    XVII-18

                                  ENDORSEMENT

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to __________________________________________ all of its right, title and interest in and to the Intercompany Demand Promissory Note dated February 18, 1999 (the "PROMISSORY NOTE"), made by Panolam Industries International, Inc. ("PAYOR") and
 ----------------                                                    -----
payable to the undersigned. This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof

     The initial undersigned shall be the Loan Parties party to the Credit Agreement on the date hereof. From time to time after the date hereof, additional Subsidiaries of the Loan Parties may become parties to the Promissory Note (each, an "Additional Payee") and a signatory to this endosrement by executing a counterpart signature page to the Promissory Note and to this endorsement. Upon delivery of such counterpart signature pages to the Payors, notice of which is hereby waived by the other Payees, each Additional Payee shall be a Payee and shall be as fully a Payee under the Promissory Note and a signatory to this endorsement as if such Additional Payee were an original Payee under the Promissory Note and an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Promissory Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Promissory Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payee to the Promissory Note or hereunder.

Dated: _____________________


                                        PANOLAM INDUSTRIES INTERNATIONAL,INC.

                                        By:_____________________________________
                                             Name:
                                             Title:

                                    XVII-19

                                        PANOLAM INDUSTRIES LTD.

                                        By:_________________________________
                                             Name:
                                             Title


                                        PANOLAM INDUSTRIES HOLDINGS, INC.

                                        By:___________________________________
                                             Name:
                                             Title


                                        PANOLAM GROUP, INC.

                                        By:___________________________________
                                             Name:
                                             Title


                                        PII SECOND, INC.

                                        By:
                                        ---------------------------------------
                                             Name:
                                             Title


                                        PANOLAM INDUSTRIES, INC.

                                        By:____________________________________
                                             Name:
                                             Title


                                        PIONEER PLASTIC CORPORATION

                                        By:___________________________________
                                             Name:
                                             Title

                                    XVII-20

                                  EXHIBIT X-A
                      FORM OF CANADIAN SECURITY AGREEMENT

     This SECURITY AGREEMENT (as it may be amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT") is dated as of
                                                 ---------
     February 18, 1999 and made by PANOLAM INDUSTRIES LTD., an Ontario corporation with its principal place of business at Muskoka Road 3, Box 7500, Huntsville, Ontario P1H 2J7 (the "GRANTOR") in favour of and for the
                                             -------
     benefit of CREDIT SUISSE FIRST BOSTON CANADA, as administrative agent (in such capacity, together with any successor in such capacity, the

     "ADMINISTRATIVE AGENT") for the Lender Parties (as defined in the Credit
      --------------------
     Agreement (as hereinafter defined)) that are or may hereafter become party to the Credit Agreement. The Administrative Agent and the Lender Parties are each referred to herein as a "SECURED PARTY" and are collectively
                                       -------------
     referred to herein as the "SECURED PARTIES".
                                ---------------

                             PRELIMINARY STATEMENTS

     (1) The Lender Parties, the Administrative Agent, Royal Bank of Canada, for itself as an Initial Lender and as Documentation Agent, the Grantor, as borrower, and the other Loan Parties thereto have entered into a Credit Agreement dated as of February 18, 1999 (said agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "CREDIT AGREEMENT".
                              ----------------

     (2) The Grantor is the owner of the shares (the "PLEDGED SHARES") of stock
                                                      --------------
     and other certificated securities described in Part I of Schedule I hereto
                                                              ----------
     and issued by the Persons named therein and of the indebtedness described in Part II of such Schedule I (the "PLEDGED DEBT") and issued by the
                        ----------       ------------
     obligors named therein.

     (3) It is a condition precedent to the making of Loans by the Lender Parties and the issuance of Letters of Credit by the Issuing Banks under the Credit Agreement that the Grantor shall have granted the security interest and made the pledge and assignment contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with the Administrative Agent for its benefit and the ratable benefit of the Lender Parties as follows:

          SECTION 1.     DEFINITIONS.

     (a) CERTAIN TERMS.  Capitalized terms defined in the preamble and the
         -------------
     recitals to this Agreement have the meanings set forth therein. Capitalized terms defined in the Credit Agreement and used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

     "ACCOUNT COLLATERAL" has the meaning set forth in Section 2(a)(ix).
      ------------------

                                     X-A-1

     "CASH COLLATERAL ACCOUNT" means any account established by the
      -----------------------
     Administrative Agent for purposes of holding any cash proceeds of Collateral, insurance proceeds, amounts required to cash collateralize Letters of Credit, Bankers' Acceptances or any other amounts deposited from time to time by any Loan Party for purposes of, or otherwise held by the Administrative Agent for purposes of, securing the Secured Obligations.

     "COLLATERAL" has the meaning set forth in Section 2(a).
      ----------

     "COPYRIGHTS" means all copyrights that the Grantor now or hereafter owns
      ----------
     (whether registered or unregistered) in all Works, whether published or unpublished, including, without limitation, those listed on Part I of
     Schedule IV, all registrations and recordings thereof, and all applications
     -----------
     in connection therewith, including, without limitation, all registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office in any other country, and all renewals thereof.

     "COPYRIGHT LICENSES" means all agreements, written or oral, providing for
      ------------------
     the grant by or to the Grantor of any license with respect to a copyright, including, without limitation, the agreements set forth on Part II of
     Schedule IV.
     -----------

     "DESIGNS" means all industrial designs, design patents and other designs
      -------
     that the Grantor now or hereafter owns including, without limitation, those listed on Part I of Schedule V, all registrations and recordings thereof,
                         ----------
     and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Canadian Intellectual Property Office or in any similar office in any other country, and all reissues, extensions, or renewals thereof.

     "DESIGN LICENSES" means all agreements, written or oral, providing for the
      ---------------
     grant by or to the Grantor of any right to use any design, including, without limitation, the agreements set forth on Part II of Schedule V.
                                                                ----------

     "EXCLUDED ASSETS" means rights, licenses and franchises granted by any
      ---------------
     governmental authority in which it is unlawful to create a Lien.

     "INTELLECTUAL PROPERTY" means all Copyrights, Copyright Licenses, Designs,
      ---------------------
     Design Licenses, Patents, Patent Licenses, Trademarks and Trademark
     Licenses.

     "LETTER OF CREDIT CASH COLLATERAL ACCOUNT" means a Cash Collateral Account
      ----------------------------------------
     established for purposes of maintaining amounts deposited to cash collateralize Letters of Credit.

     "PATENTS" means all letters patent of invention that the Grantor now or
      -------
     hereafter owns in Canada or any other country and all registrations and recordings thereof and all reissues and extensions thereof, including, without limitation, any thereof referred to in Part I of Schedule II
                                                              -----------
     hereto, and all applications for letters patent of invention in Canada or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in
     Part I of Schedule II hereto.
               -----------

                                     X-A-2

     "PATENT LICENSES" means all agreements, whether written or oral, providing
      ---------------
     for the grant by or to the Grantor of any right to manufacture, use or sell any invention covered by a patent, including, without limitation, any thereof referred to in Part II of Schedule II.
                                       -----------

     "PPSA" means the Personal Property Security Act (Ontario) as amended from
      ----
     time to time and any Act substituted therefor and amendments thereto.

     "RELATED CONTRACTS" means all security agreements, leases and other
      -----------------
     contracts and agreements of every type included in the Collateral, whether relating to an Account or otherwise.

     "SECURED OBLIGATIONS" is defined in Section 2(b).
      -------------------

     "SECURITY COLLATERAL" has the meaning set forth in Section 2(a)(viii).
      -------------------

     "SOFTWARE" means all computer programs, databases and portions of each of
      --------
     the foregoing that the Grantor now or hereafter owns in whatever form and on whatever medium those programs or databases are expressed, fixed, embodied or stored from time to time including both the object code and (except in respect of readily available commercial software) source code versions of each such program and portions thereof and all corrections, updates, enhancements, translations, modifications, adaptations and new versions thereof together with the media upon or in which such programs, databases and portions thereof are expressed, fixed, embodied or stored (such as disks, diskettes, tapes and semiconductor chips) and all flow charts, manuals, instructions, documentation and other material relating thereto.

     "SOFTWARE LICENSE" means all agreements, written or oral, providing for the
      ----------------
     grant by or to the Grantor of any right to use, have access to or obtain possession of, any software including, without limitation, any thereof referred to in Schedule VI.
                    -----------

     "TRADEMARKS" mean all trademarks, trade names, corporate names, business
      ----------
     names, trade styles, service marks, logos, designs and other source or business identifiers, and the goodwill associated therewith that the Grantor now or hereafter owns, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the Canadian Intellectual Property Office or in any similar office in any other country, including, without limitation, any thereof referred to in Part I of Schedule III, and all
                                                      ------------
     renewals thereof.

     "TRADEMARK LICENSES" means all agreements, written or oral, providing for
      ------------------
     the grant by or to the Grantor of any right to use any trademark, including, without limitation, any thereof referred to in Part II of
     Schedule III.
     ------------

     "WORK" has the meaning set forth in Section 11(p).
      ----

     (b)  TERMS DEFINED IN THE PPSA. The terms "Account", "Goods", "Equipment",
          -------------------------
     "Instrument", "Intangible", "Security", "Accession", "Money", "Proceeds", "financing statement" and "financing change statement" whenever used herein shall be interpreted in

                                     X-A-3
     accordance with their respective meanings given to them in the PPSA. The term "Goods" when used herein shall not include "consumer goods" of the Grantor as that term is defined in the PPSA.

GRANT OF SECURITY; SECURED OBLIGATIONS.

     (a) As continuing collateral security for the due payment and performance by the Grantor of all of the Secured Obligations, the Grantor hereby grants to the Administrative Agent for itself and for the ratable benefit of the Lender Parties a security interest in the undertaking of the Grantor and in all of the Grantor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities now owned or hereafter owned or acquired by or on behalf of the Grantor (including such as may be returned to or repossessed by the Grantor) and in all Proceeds and renewals thereof, accretions thereto and substitutions therefor, and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of the Grantor:

               (i)    all Inventory of whatever kind and wherever situate;
               (ii)   all Equipment of whatever kind and wherever situate;
               (iii) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Grantor ("DEBTS");
               (iv) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;
               (v)    all contractual rights and insurance claims;
               (vi)   all Intellectual Property;
               (vii)  all of the following (the "SECURITY COLLATERAL"): all
                                                 -------------------
          Securities, whether constituting certificated Securities or uncertificated Securities, including specifically the Pledged Shares described in Schedule I and all other Equity Interests, and all
                       ----------
          dividends, distributions, cash, instruments, rights and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.
               (viii) all of the following (the "ACCOUNT COLLATERAL"): (a) each
                                                  ------------------
          Cash Collateral Account, the Letter of Credit Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing any Cash Collateral Account or the Letter of Credit Cash Collateral Account, (b) all other deposit accounts of the Grantor, all funds held therein and all certificates and instruments, if any from time to time representing or evidencing such deposit accounts, (c) all Pledged Debt described in
          Schedule I and all notes, certificates of deposit, deposit disbursement and operating accounts, cheques and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Account Collateral, and (d) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral, EXCEPT AND EXCLUDING, HOWEVER, each item of property that is an Excluded Asset, for as long as it remains an Excluded Asset.
          The foregoing undertaking and property are collectively referred to as the "COLLATERAL". In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations, the Grantor hereby grants

                                     X-A-4
     to the Administrative Agent, for itself and for the benefit of the Lender Parties, a right of set-off against Collateral held by the Administrative Agent or any Lender Party for any purpose.
     Without limiting the foregoing, as continuing collateral security for the due payment and performance by the Grantor of all the Secured Obligations (as defined in Section 2(b) below), the Grantor hereby irrevocably pledges and assigns to the Administrative Agent for itself and for the ratable benefit of the Secured Parties all of the Security Collateral and Account Collateral now owned or hereafter owned or acquired by or on behalf of the Grantor.

     (b) SECURITY FOR OBLIGATIONS.  This Agreement secures with respect to the
         ------------------------
     Grantor, and the Collateral of the Grantor is collateral security for, the prompt payment and performance in full when due, whether on a specified payment date, at stated maturity, by acceleration or otherwise of all Obligations of the Grantor now or hereafter arising under, pursuant to or in connection with the Loan Documents, whether for principal, interest (including, without limitation, interest that, but for the commencement of any case or proceeding in bankruptcy would accrue on such obligations), fees, expenses or otherwise (all such Obligations being the "SECURED
                                                                  -------
     OBLIGATIONS"). Without limiting the generality of the foregoing, this
     -----------
     Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Grantor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

GRANTOR REMAINS LIABLE.

     Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the Related Contracts and (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the Related Contracts by reason of this Agreement, nor shall the Administrative Agent or any Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder, to take any action to collect or enforce any claim for payment assigned hereunder, to make any payment or to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party in respect of any Account or any Related Contract.

DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL.

     In order to better perfect the Administrative Agent's security in the Security Collateral, all certificates, if any, representing or evidencing Security Collateral shall be registered in the name of the Administrative Agent, or, at the Administrative Agent's option, in the name of its nominee, and all notes or instruments which evidence Account Collateral shall be duly endorsed in favour of the Administrative Agent, or, at the Administrative Agent's option, the name of its nominee. All certificates representing or evidencing Security Collateral and all notes or instruments evidencing Account Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto (a) on

                                     X-A-5
     or prior to the Closing Date, with respect to such Collateral in existence on the Closing Date, and (b) within three Business Days of the Grantor obtaining rights thereto with respect to any other such Collateral. Grantor shall cause any corporation whose Shares form part of the Pledged Shares to record on its share register the Pledged Shares in the name of the Administrative Agent, or, at the Administrative Agent's option, its nominee and shall promptly deliver to the Administrative Agent following such recordation a photocopy of the applicable share register to evidence such registration. The Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Administrative Agent or, at the Administrative Agent's option, any of its nominees, any or all of the Account Collateral or, in any case where the Administrative Agent has initially expressly waived its rights set out in the first sentence of this Section 4, Security Collateral, subject only to the revocable rights specified in Section 10(a). In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

REPRESENTATIONS AND WARRANTIES.

     The Grantor represents and warrants as follows:

     (a) All of the Equipment, Inventory and records concerning Accounts are located at the places specified in Schedule VIII hereto. The principal
                                        -------------
     place of business, chief executive office and domicile (within the meaning of the Quebec Civil Code) of the Grantor and the office where the Grantor keeps its records concerning the Accounts, and the original copies of the Related Contracts and all originals of all Chattel Paper, are located at the addresses so designated in Schedule VIII. All motor vehicles owned by
                                    -------------
     the Grantor are identified in Schedule VIII.  Except for Intercompany
                                   -------------
     Notes, none of the Accounts or the Account Collateral is evidenced by a promissory note or other Instrument.

     (b) The correct legal name of the Grantor is Panolam Industries Ltd. (or Panolam Industries Ltee. in the French language).

     (c) The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interests created by this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favour of the Administrative Agent relating to this Agreement and except as otherwise permitted under the Credit Agreement. The Grantor has the trade names listed on Part I of Schedule III.
                               ------------

     (d) The Grantor has exclusive possession and control of the Equipment constituting Collateral and Inventory constituting Collateral.

     (e) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt has been duly authorized, authenticated or

                                     X-A-6
     issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

     (f) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I.
                                                                     ----------
     The Pledged Debt is, as of the date hereof, outstanding in the principal amount indicated on Schedule I.
                         ----------

     (g) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the certificates, if any, representing the Account Collateral pursuant hereto create a valid and perfected first priority security interest in such Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken. Upon the filing of financing statements under the PPSA in each of the jurisdictions listed on Schedule VII with respect to the Grantor, which
                                 ------------
     financing statements have been duly filed or executed in appropriate form for filing and delivered to the Administrative Agent, the security interest of the Administrative Agent in respect of all other Collateral will be perfected to the extent a security interest in such Collateral may be perfected by the filing of financing statements.

     (h) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by the Grantor of the assignment and security interest granted or purported to be granted hereby, for the pledge by the Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created or purported to be created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing statements under the PPSA in each of the jurisdictions listed on Schedule VII, which financing
                                                 ------------
     statements have been duly filed, and the recording of this Agreement in the applicable intellectual property office, which Agreement has been duly filed or executed in appropriate form for filing and delivered to the Administrative Agent, or (iii) for the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

     (i) All Excluded Assets of the Grantor, the absence or termination of which would have a Material Adverse Effect, are listed on Schedule IX.

FURTHER ASSURANCES.

     (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any

                                     X-A-7

     Collateral or to create validly perfected security in any Collateral in any jurisdiction in which this Agreement may not create such security. Without limiting the generality of the foregoing, the Grantor will: (i) mark conspicuously all Chattel Paper, and, at the request of the Administrative Agent, each Related Contract and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, Chattel Paper, Related Contract or Collateral is subject to the security interest granted hereby;
     (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Administrative Agent hereunder such note or instrument duly endorsed or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; (iii) execute and deliver such security documents as the Administrative Agent may reasonably request in order to obtain the full benefit of the Loan Documents (including validly created security on the Collateral) along with duly executed officer's certificates and legal opinions in form and substance reasonably satisfactory to the Administrative Agent; and (iv) execute and file such financing or financing change statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the assignment, pledge and security interest granted or purported to be granted hereby.

     (b) The Grantor hereby authorizes the Administrative Agent to file one or more financing or financing change statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Grantor will furnish to the Administrative Agent, upon the reasonable request of the Administrative Agent, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

AS TO EQUIPMENT AND INVENTORY.

     The Grantor shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 5(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all action required by Section 6 shall have been taken with respect to the Equipment and Inventory.

INSURANCE.

     (a) The Grantor shall, at its own expense, maintain the insurance required pursuant to the Credit Agreement and with such insurers, as shall be reasonably satisfactory to the Administrative Agent from time to time.
     Each policy for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent (and the Lenders with respect to Quebec coverages) and the Grantor as their interests may appear, and each

                                     X-A-8
     policy for property damage insurance shall provide for all losses (except for losses of less than US$10,000,000, or the Equivalent Amount thereof, per occurrence) to be paid directly to the Administrative Agent in accordance with Section 6.01(d) of the Credit Agreement. Each such policy shall be subject to such loss payee endorsements and additional insured provisions as the Administrative Agent may reasonably require (including, without limitation, the Insurance Bureau of Canada's standard mortgage clause and that the Lenders be named loss payees and additional insureds in respect of Quebec coverages). The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Administrative Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of
     Section 6 and cause the insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 8 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this
     Section 8 is not applicable, the Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this
     Section 8 shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements in accordance with Section 6.01(d) of the Credit Agreement.

     (c) Upon the occurrence and during the continuance of any Event of Default or the actual and constructive total loss of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Administrative Agent as specified in Section 16(c).

PLACE OF PERFECTION; RECORDS; COLLECTION OF ACCOUNTS.

     (a) The Grantor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, and the original copies of the Related Contracts and all originals of all Chattel Paper, at the locations therefor specified in
     Section 5(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Collateral. The Grantor will hold and preserve such records, Related Contracts and Chattel Paper and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records, Related Contracts and Chattel Paper.

     (b) The Grantor will not change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Administrative Agent at least 30 days' prior written notice of such change and shall have taken any action required by the Administrative Agent in connection therewith (including compliance with the requirements of Section 6).

                                     X-A-9

     (c) Except as otherwise provided in this subsection (c), the Grantor shall continue to collect, at its own expense, all amounts due or to become due to the Grantor under the Accounts. In connection with such collections, the Grantor may take (and, at the direction of the Administrative Agent, acting reasonably, shall take) such action as the Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Accounts; provided, however, that the Administrative Agent shall
                      --------  -------
     have the right at any time after the occurrence and during the continuance of an Event of Default, upon written notice to the Grantor of its intention to do so, to notify the Obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds
               -------
     (including instruments) received by the Grantor in respect of the Accounts shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary or requested endorsement) and either (A) released to the Grantor so long as no Default or Event of Default shall have occurred and be continuing or (B) if any Default or Event of Default shall have occurred and be continuing, applied as provided by Section 16(b) and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any obligor thereof, or allow any credit or discount thereon. At the Administrative Agent's request the Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

VOTING RIGHTS; DIVIDENDS; ETC.

     (a)  So long as no Event of Default shall have occurred and be continuing:

               (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that
                                                      --------  -------
          the Grantor shall not exercise or refrain from exercising any such right if it could reasonably be expected to have a Material Adverse Effect on the value of the Security Collateral or any part thereof or adversely affect (A) the validity, perfection or priority of the security interest and pledge granted or purported to be granted by this Agreement or (B) the rights and remedies of the Administrative Agent or the Secured Parties hereunder;

               (ii) The Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Security Collateral; provided, however, unless the Credit Agreement expressly permits
          --------  -------
          otherwise, any and all

                                    X-A-10

                    (A) dividends and interest paid or payable other than in
               cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,
                    (B) dividends and other distributions paid or payable in
               cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and
                    (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of the Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary or requested endorsement).
               (iii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of a Default or Event of Default:

               (i) All rights of the Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall, upon notice to the Grantor by the Administrative Agent, cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments.

               (ii) All dividends and interest payments that are received by the Grantor contrary to the provisions of paragraph (i) of this
          Section 10(b) shall be received in trust for the benefit of the Administrative Agent and the Secured Parties, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary or requested endorsement).

AS TO PATENTS, TRADEMARKS, COPYRIGHTS, DESIGNS AND SOFTWARE LICENSES.

     (a)  Schedule II includes all Patents and Patent Licenses on the date
          -----------
          hereof.

     (b)  Schedule III includes all Trademarks and Trademark Licenses on the
          ------------
          date hereof.

     (c)  Schedule IV includes all Copyrights and Copyright Licenses on the
          -----------
        date hereof.

                                    X-A-11

     (d) Schedule V includes all Designs and Design Licenses on the date hereof.
         ----------

     (e) Schedule VI includes all Software Licenses on the date hereof.
         -----------

     (f) Except as set forth on Schedule II, III, IV or V, to the best of the
                                -------------------------
     Grantor's knowledge, each Patent, Trademark, Copyright and Design is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

     (g) Except as set forth in Schedule II, III, IV or V, none of such Patents,
                                -------------------------
     Trademarks, Copyrights or Designs is on the date hereof the subject of any licensing or franchise agreement.

     (h) Except as set forth on Schedule II, III, IV or V, no holding, decision
                                -------------------------
     or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any Patent, Trademark, Copyright or Design in any respect that could reasonably be expected to have a Material Adverse Effect.

     (i) Except as set forth on Schedule II, III, IV or V, no action or
                                -------------------------
     proceeding is pending on the date hereof (i) seeking to limit, cancel or question the validity of any Patent, Trademark, Copyright or Design, or
     (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent, Trademark, Copyright or Design.

     (j) The Grantor (either itself or through licensees) will (i) continue to use each material Trademark of the Grantor on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) when using such material Trademark, mark the products and services with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected first priority security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such material Trademark may become invalidated.

     (k) The Grantor will not do any act, or omit to do any act, whereby any material Patent or Design may become abandoned or dedicated.

     (1) The Grantor will notify the Administrative Agent and the Secured Parties immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark or Design may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or in a similar office in any other country or any court or tribunal in any country) regarding the Grantor's ownership of any material Patent or Trademark or Design or its right to register the same or to keep and maintain the same.

                                    X-A-12

     (m) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark or Design with the Canadian Intellectual Property Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Administrative Agent and the Lender Parties within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Secured Parties' security interest in any Patent or Trademark or Design and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

     (n) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the Canadian Intellectual Property Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks and Designs, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (o) In the event that any material Patent or Trademark or Design included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall (i) take such actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark or Design and (ii) if such Patent or Trademark or Design is of material economic value, promptly notify the Administrative Agent and the Lender Parties after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     (p) The Grantor (either itself or through licensees) will (i) employ the appropriate notice of copyright for each published work which is or may be subject to copyright protection under the Copyright Act (Canada), Title 17 of the U.S. Code and other similar legislation in any other country (each such published work, a "WORK") to the extent necessary to protect the
                             ----
     Copyright relating to such Work and (ii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated, except where the failure to take any such action would not reasonably be expected to have a Material Adverse Effect.

     (q) The Grantor will not (either itself or through licensees) do any act, or omit to do any act, whereby any material Copyright may become injected into or fall into the public domain, except where such action or the failure to take any such action would not have a Material Adverse Effect.

     (r) The Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into or fall into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any

                                    X-A-13
     proceeding in any court or tribunal in any country) regarding the Grantor's ownership of any such Copyright or its validity and of any action the Grantor is taking in respect of such event.

     (s) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the Canadian Intellectual Property Office or any similar office in any other country or political subdivision thereof, the Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. The Grantor shall execute and deliver any and all agreements, instruments, documents and papers as shall be necessary or appropriate or as the Administrative Agent reasonably may request to evidence the security interest granted or purported to be granted to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties in such Copyright and shall deliver to the Administrative Agent an officer's certificate of the Grantor, in form and substance satisfactory to the Administrative Agent as to compliance with this Section 11(s).

     (t) The Grantor will take all reasonable and necessary steps, as it shall deem appropriate under the circumstances, in accordance with its reasonable business judgment, to maintain and pursue each application (and to obtain the relevant registration) and to maintain to the extent permitted by law each registration of each material Copyright owned by the Grantor including, without limitation, filing of applications for renewal, where necessary.

     (u) The Grantor will promptly notify the Administrative Agent of any material infringement of any material Copyright owned by it of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate in its reasonable business judgment, the bringing of suit or the settling of actual or potential suits for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

     (a) The Grantor shall not, except as otherwise permitted by the Credit Agreement (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or
     (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledges, assignments and security interests created by this Agreement.

     (b) The Grantor shall (i) cause each issuer of the Pledged Shares not to issue any shares or other Securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital or other Securities of each issuer of the Pledged Shares.

                                    X-A-14

ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.

     The Grantor hereby irrevocably appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to the Credit Agreement or Section 8,

     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (c) to receive, endorse and collect any drafts or other Instruments, Documents of Title and Chattel Paper, in connection with clause (a) or (b) above,

     (d) in the case of any Patent, Trademark, Copyright or Design, execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in such Patent, Trademark, Copyright or Design and the goodwill and general intangibles of the Grantor relating thereto or represented thereby; and

     (e) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Related Contract or the rights of the Administrative Agent with respect to any of the Collateral.

Anything in this Section 13 to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 13 unless an Event of Default shall have occurred and be continuing. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

ADMINISTRATIVE AGENT MAY PERFORM.

     If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor under Section 17(b).

THE ADMINISTRATIVE AGENT'S DUTIES.

     The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the

                                    X-A-15
     accounting for money actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral , as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

REMEDIES

     If any Event of Default shall have occurred and be continuing:

     (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the PPSA and other applicable laws and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, fifteen days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) The Administrative Agent may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of the Administrative Agent or not, to be a receiver or receivers (hereinafter called a "RECEIVER", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of the Grantor and not of the Administrative Agent or any Lender Parties, and neither the Administrative Agent nor any Lender Parties shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry

                                    X-A-16
     on or concur in carrying on all or any part of the business of the Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Grantor, enter upon, use and occupy all premises owned or occupied by the Grantor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the Grantor's business or as security for loans or advances to enable the Receiver to carry on the Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the Administrative Agent, all Money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to the Administrative Agent. Every such Receiver may, in the discretion of the Administrative Agent, be vested with all or any of the rights and powers of the Administrative Agent. The Administrative Agent may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of this Section 16.

     (c) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 17) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (d) The Administrative Agent may exercise any and all rights and remedies of the Grantor under or in connection with the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Related Contract.

     (e) All payments received by the Grantor under or in connection with any Related Contract or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary or requested endorsement).

     (f) The Administrative Agent may, without notice to the Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Letter of Credit Cash Collateral Account or any part thereof.

                                    X-A-17

INDEMNITY AND EXPENSES.

     (a) The Grantor agrees to indemnify the Administrative Agent, and any Receiver appointed by it, and each other Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Administrative Agent's, Receiver's or Secured Parties' gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (b) The Grantor agrees upon demand to pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of counsel and of any experts and agents, that the Administrative Agent or its Receiver may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

WAIVERS; DEFICIENCY.

     The Grantor waives protest of any Instrument constituting Collateral at any time held by Administrative Agent on which the Grantor is in any way liable. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of legal counsel employed by the Administrative Agent or any Secured Party to collect such deficiency.

AMENDMENTS; WAIVERS; ETC.

     Subject to the Intercreditor Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent or at the direction of the Required Lenders or, if required pursuant to the Credit Agreement, all Lender Parties), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

ADDRESSES FOR NOTICES.

     All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to the Grantor or to the Administrative Agent, as the case may be, in each case addressed to it at its address

                                    X-A-18
     specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 20. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT.

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the last to occur of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Commitment Termination Date, (iii) the Term A Termination Date, (iv) the Term B Termination and (v) the expiration or termination of all Bank Hedge Agreements (as defined in the Credit Agreement), (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any person to whom any portion of the Secured Obligations is transferred in accordance with the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes (if any) held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case to the extent provided in Section 9.07 of the Credit Agreement.

                                    X-A-19

RELEASE AND TERMINATION.

     (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) the Grantor shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by the Grantor to the effect that the transaction is permitted in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request, (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.04 of the Credit Agreement shall be paid to, or in accordance with the instructions of the Administrative Agent.

     (b) Subject to Section 22(c) below, upon the last to occur of (i) the payment in full in cash of the Secured Obligations, (ii) the Revolving Commitment Termination Date, (iii) the Term A Termination Date, (iv) the Term B Termination Date, and (v) the expiration or termination of all Bank Hedge Agreements (as defined in the Credit Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     (c) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Administrative Agent or any Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or any other Person or upon the appointment of any Receiver, intervenor, conservator, trustee or similar official for the Grantor or any other Person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

ACKNOWLEDGEMENT RESPECTING PLEDGE AND LIEN ON SHARES OF GRANTOR

     The Grantor acknowledges that it has received a copy of the Security Agreement dated as of the date hereof executed by all of the Loan Parties other than the Grantor in favour of the Administrative Agent and the US Administrative Agent (as amended, supplemented, restated and otherwise modified from time to time, the "US SECURITY AGREEMENT") and the Grantor
                                      ---------------------
     hereby acknowledges and consents to all provisions of the US Security Agreement relating to all Security Collateral (as defined in the US Security Agreement)

                                    X-A-20
     in the Grantor which is pledged, or in which a Lien is granted, to the Administrative Agent.

SECURITY INTEREST ABSOLUTE.

     The obligations of the Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought to enforce the Secured Obligations or whether the Grantor is joined in any such action or actions. All rights of the Administrative Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

     (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Grantor or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Grantor or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Grantor or any of its Subsidiaries or any Loan Party; or

     (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor of a security interest.

GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Province of Ontario.

                                    X-A-21

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    PANOLAM INDUSTRIES LTD.
                                    an Ontario corporation


                                    By:_________________________________________
                                       Name:
                                       Title:

                                    X-A-22

                                EXHIBIT XIII-A
                FORM OF OPINION OF BORROWER'S CANADIAN COUNSEL

                                                        34228

                                    February , 1999

Credit Suisse First Boston Canada, as an      - and -
Initial Lender and as
Administrative Agent                          Each of the US Lenders
One First Canadian Place                      party to the US Credit Agreement
                                              Credit Agreement

Suite 3000, P.O. Box 301
Toronto, Ontario M5X 1C9                      - and-

- and-                                        DLJ Capital Funding, Inc., as
                                              Syndication Agent
Royal Bank of Canada, as an
Initial Lender and as                         - and-
Documentation Agent
1 Place Ville Marie                           McMillan Binch
8th Floor, East Wing                          Suite 3800, South Tower
Montreal, Quebec H3C 3A9                      Royal Bank Plaza
Toronto, Ontario M5J 2J7
- and-
                                              - and-
Each of the other Initial Lenders party to
the Credit Agreement                          Latham & Watkins
                                              633 West 5th Street
- and -                                       Suite 4000
                                              Los Angeles, CA 90071-2007
Credit Suisse First Boston, as                U.S.A.
US Administrative Agent

Dear Sirs:

                            PANOLAM INDUSTRIES LTD.
                            -----------------------

          We have acted as counsel to Panolam Industries Ltd. (the "Borrower") and Canadian counsel to Panolam Industries Holdings, Inc. ("Holdings"), Panolam Group, Inc. ("Group"), PII

                                    XIIIA-1

Second, Inc. ("PII Second"), Panolam Industries International, Inc. ("Panolam International"), Panolam Industries, Inc. ("Panolam U.S.") and Pioneer Plastics Corporation ("Pioneer") (Holdings, Group, PII Second, Panolam International, Panolam U.S. and Pioneer are collectively referred to as the "Guarantors" and individually as a "Guarantor"), in connection with the credit agreement made as of February 16, 1999 between the Borrower, the other Loan Parties signatory thereto, the financial institutions and other entities listed on the signature pages as initial Lenders ("Initial Lenders"), Credit Suisse First Boston Canada, for itself as an Initial Lender and as Administrative Agent and Royal Bank of Canada, for itself as an Initial Lender and as Documentation Agent (the "Credit Agreement") and the transactions contemplated thereby. Unless otherwise indicated, all capitalized terms used but not otherwise defined in this opinion letter have the respective meanings given to them in the Credit Agreement.

          In our capacity as counsel to the Borrower and the Guarantors, we have participated in the preparation and settlement of the following documents (the "Documents"), each of which is dated, unless otherwise specified, on or as of February 16, 1999:

     (a)  the Credit Agreement;

     (b)  the Notes dated February , 1999;

     (c) the Security Agreement made by the Borrower in favour of the Administrative Agent;

     (d)  the Agreement Respecting Intellectual Property;

     (e) the Charge/Mortgage of land made by the Borrower in favour of the Administrative Agent (the "Charge/Mortgage");

     (f) the general assignment of rents made by the Borrower in favour of the Administrative Agent (the "Assignment of Rents");

     (g) the intercompany subordinated demand promissory note of the Borrower in favour of Panolam International in the principal amount of US$ (the "Borrower Note");
     (h)  the Intercreditor Agreement;
     (i)  the Acknowledgement Respecting Sales Agreements; and

     (j) the confidential fee letter dated January 4, 1999 between DLJ Capital Funding, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse First Boston, Panolam International and the Borrower.

                                    XIIIA-2

          Items (a), (b), (c), (d), (e), (f) and (i) above are collectively referred to below as the "Ontario Documents". The Documents other than the Ontario Documents, together with the Guaranty and the US Security Agreement (as hereinafter defined), are collectively referred to below as the "US Documents". Items (a) and (c) above are referred to below as the "PPSA Security Documents". Items (e) and (f) above are referred to below as the "Real Property Security Documents".

          We have also examined such corporate records of the Borrower, including without limitation the unanimous shareholder agreement executed by Panolam International in respect of the Borrower (the "USA"), such certificates of officers of the Borrower and of other Loan Parties (copies of which have been provided to you), public officials and others and originals, copies or facsimiles of such other agreements, instruments, certificates and documents as we have deemed necessary or advisable as a basis for the opinions expressed below. In particular, as to certain matters of fact relevant to the opinions expressed below, we have relied on a certificate of an officer of the Borrower, a copy of which is attached hereto.

          [We attended at the Land Registry Office for the Registry Division of Muskoka (No. 35) on , 1999 and registered the Charge/Mortgage as Instrument No. and the Assignment of Rents as Instrument No. .] In rendering the opinion below in paragraph 6 as it relates to enforceability of the Real Property Security Documents, we express no opinion as to title to the real property (the "Huntsville Property") charged by the Charge/Mortgage and we have assumed that the Borrower has good and marketable title to the Huntsville Property. In this regard, we refer you to the lender's policies of title insurance dated February , 1999 in respect of the Huntsville Property issued by First American Title Insurance Company in favour of the Administrative Agent.

          We have also examined the following materials in connection with the opinions expressed below:

     (a) a certificate with a currency date of February m, 1999 issued under the Personal Property Security Act (Ontario) (the "PPSA") with respect to the financing statement filed by or on behalf of the Administrative Agent to perfect the security interests of the Administrative Agent and the Lenders under the PPSA Security Documents under Reference File No. 847650699 with Registration No. 990113 1721 1590 8915, as amended by financing change statement Registration No. 990122 1452 1590 9085 and financing change statement Registration No. 990127 1734 1590 9174 (the "Financing Statement");

     (b) for the purposes only of our opinions in paragraphs 16, 17 and 18 below, the US Credit Agreement;

                                    XIIIA-3

     (c) for the purposes only of our opinions in paragraphs 16, 17 and 18 below, the Guaranty; and

     (d) for the purposes only of our opinions in paragraphs 11, 13, 14, 16, 17 and 18 below, the Security Agreement made by the Guarantors in favour of the US Administrative Agent and the Administrative Agent (the "US Security Agreement").

          For the purposes of the opinions expressed below, we have, without independent investigation or verification, assumed:

     (a) the genuineness of all signatures, the legal capacity of all individuals, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified or photostatic copies or as facsimiles;

     (b) each of the Guarantors is a corporation incorporated and existing under the laws of its jurisdiction of incorporation;

     (c) each of the Guarantors has the corporate power to execute and deliver each of the Ontario Documents to which it is a party and to perform its obligations thereunder and, in the case of Panolam International, to endorse the Pledged Shares (as hereinafter defined) and the Borrower Note pursuant to the US Security Agreement(collectively, the "Endorsements");

     (d) all necessary corporate action has been taken by each of the Guarantors to authorize the execution and delivery by it of each of the Ontario Documents to which it is a party and the performance by it of its respective obligations thereunder and, in the case of Panolam International, the Endorsements;

     (e) each of the Guarantors has duly executed and delivered each of the Ontario Documents to which it is a party and Panolam International has duly executed and delivered the Endorsements, under the laws of its respective jurisdiction of incorporation and the laws of any jurisdiction other than the Province of Ontario in which such execution and/or delivery occurred;

     (f) the execution, delivery and performance by any Guarantor of the Credit Agreement and the other Documents to which it is a party and the performance by it of its obligations thereunder and, in the case of Panolam International, the Endorsements, do not contravene, result in a breach of or constitute a default under (i) its articles or by-laws,
          (ii) any resolution of its directors (or any committee of directors) or shareholders or (iii) any laws of any jurisdiction other than the Province of Ontario

                                    XIIIA-4
          in which any of the obligations of any Loan Party under any of the Ontario Documents may be performed;

     (g) each of the Documents has been duly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, each party thereto other than the Borrower or the Guarantors;

     (h) each item of collateral referred to in the PPSA Security Documents exists or, in the case of after-acquired property, will exist, and the Borrower has or, in the case of after-acquired property, will have sufficient rights in each such item for the security interest of the Administrative Agent to attach;

     (i) none of the Collateral constitutes consumer goods within the meaning of the PPSA; and

     (j) the US Security Agreement (i) constitutes a legal, valid, binding and enforceable obligation of Panolam International, (ii) creates a security interest in favour of the Administrative Agent for the rateable benefit of the Administrative Agent and the Lenders in all the issued and outstanding shares of the capital of the Borrower (the "Pledged Shares"), (iii) subject to the security interest referred to in (ii) above and the Intercreditor Agreement, creates a security interest in favour of the US Administrative Agent for the rateable benefit of the US Administrative Agent and the US Lenders in 65% of the Pledged Shares and (iv) creates a security interest in the Borrower Note, on the terms set out therein and in the Intercreditor Agreement.

          We understand you will receive an opinion of Brobeck, Phleger & Harrison LLP dated this date in respect of items (b) through (f) and (j) above.

          The opinions expressed below are also subject to the following limitations, qualifications and restrictions:'

     (a} the enforceability of the Ontario Documents is subject to bankruptcy, insolvency and other laws affecting the rights of creditors generally;

     (b) equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction;

     (c) the costs of and incidental to all proceedings authorized to be taken in court or before a judge are in the discretion of the court or a judge, and the court or judge has full power to determine by whom and to what extent such costs shall be paid;

                                    XIIIA-5

     (d) a judgment of a Canadian court may be awarded only in Canadian currency(provided, however, that an Ontario court would give effect to Section 9.12 of the Credit Agreement in accordance with subsection 121
          (4) of the Courts of Justice Act(Ontario));

     (e) if the Administrative Agent or the Lenders declare any of the indebtedness of the Borrower under the Ontario Documents to be forthwith due and payable by reason of the occurrence of an Event of Default or demand repayment of any indebtedness of the Borrower expressed to be payable on demand under the Ontario Documents, the Administrative Agent or the Lenders may be required to give the Borrower a reasonable time to pay such indebtedness prior to taking any action to enforce their right to repayment or before exercising any of the rights and remedies available to the Administrative Agent or the Lenders as a result of the occurrence of such Event of Default or as a result of such demand, as the case may be;

     (f) the Ontario Documents may be unenforceable to the extent that a court determines that an amount payable under the Ontario Documents constitutes a penalty and not a reasonable pre-estimate of damages;

     (g) as to the ranking or priority of any of the security interests or charges created by the PPSA Security Documents in the Collateral, or
          (ii) as to the right, title and interest of any person in and to any real or personal property;

     (h) the enforceability of any provision of any of the Ontario Documents exculpating a person from a liability or duty otherwise owed by it, waiving legal and equitable defences, agreeing not to challenge the validity or enforceability of remedies or that provides that a determination or calculation made by a person is conclusive and binding on any other person may be limited by law;

     (i) notwithstanding that provisions of the Ontario Documents provide that any receiver appointed under such Ontario Documents shall for all purposes deemed to be the agent of the Borrower and not the agent of the Administrative Agent or any of the Lenders, in certain circumstances the receiver may be held by a court to be acting as an agent of the Administrative Agent or of the Lenders and not the Borrower;

     (j) no opinion is expressed as to whether the Ontario Documents comply with Part VII of the Financial Administration Act (Canada) in respect of any assignment of Crown debts (as defined in such Act) and, to our knowledge, no steps have been taken to provide the notices or obtain the acknowledgements provided for in Part VII of that Act. An assignment of Crown debts to which Part VII of that Act applies that does

                                    XIIIA-6
          not comply with, that Act is ineffective as between assignor and assignee and as against the Crown and therefore the Administrative Agent and the Lenders would not have a valid assignment of such Crown debts and the Ontario Documents may not create an effective security interest in such Crown debts unless that Act is complied with;

     (k) insofar as any of the security provided for in the PPSA Security Documents consists of a mortgage, pledge, charge or assignment of or upon any lease, agreement or other-document or any rent, income or other interest derived from any lease, agreement or other document, our opinion pertaining thereto is subject to the qualification that notice of such security interest may have to be given to the obligor thereunder, and further that the party intended to be secured thereby may be affected by the equities between the immediate parties thereto;

     (l) while registration of a financing statement pursuant to the PPSA may perfect a security interest in the trade-marks, patents, copyrights and industrial designs of the Borrower, the security interest therein may be subject to the interest of a third party who registers a transfer or assignment of a trade-mark, patent, copyright or industrial design of the Borrower, or of an interest therein, pursuant to the applicable federal statute governing such property, unless the interest of the Administrative Agent and the Lenders has been registered by way of a transfer or assignment pursuant to such statute prior to the registration made by such third party;

     (m) the exercise of certain remedies provided in the Documents may be affected by the provisions of Part V of the PPSA, but such provisions do not make the Documents legally inadequate for the practical realization of the principal benefits of the security purported to be provided thereby;

     (n) no opinion is given as to whether it may be necessary, in connection with the enforcement of any of the PPSA Security Documents, for any person proposing to acquire or own all or any part of the Collateral to obtain any licence, franchise, permit, consent, approval, registration or other authorization or exemption;

     (o) [other than with respect to the Huntsville Property against which the Administrative Agent has registered the Real Property Security Documents,] if the collateral subject to the security interest granted under the PPSA Security Documents includes fixtures or goods that may become fixtures or rights to payment under a lease, mortgage or charge of real property to which the PPSA applies, a notice in the prescribed form under the PPSA must be registered in the appropriate land registry office in order to preserve the priority of the security interest in relation to the rights of other persons with interests in the real property;

                                    XIIIA-7

     (p) where the collateral under the PPSA Security Documents includes a motor vehicle classified as equipment of the Borrower (other than a motor vehicle, the vehicle identification number of which is set out in the Financing Statement) that is sold by the Borrower out of the ordinary course of business, the buyer of such motor vehicle will take it free and clear of the security interest created in the PPSA Security Documents unless the vehicle identification number of the motor vehicle is set out in a financing statement registered by the Administrative Agent;

     (q) each of the Ontario Documents (other than the Credit Agreement) may be subject to the provisions of the Credit Agreement, and the face amount of the indebtedness expressed to be owing under the Charge/Mortgage, the Notes and the Borrower Note may be greater than the actual amount of indebtedness owing by the Borrower thereunder;

     (r) our opinion expressed in paragraph 16 below is based on the provisions of the Income Tax Act (Canada) in effect on this date and on our understanding of the current administrative practices of Revenue Canada; and

     (s) we express no opinion on paragraphs 24, 30, 31, 33 and 36 of the standard charge terms attached to the Charge/Mortgage.

          The opinions expressed below are limited to the laws of the Province of Ontario and the federal laws of Canada applicable in that province (collectively, "Applicable Laws"). In particular, without limiting the generality of the immediately preceding sentence, no opinion is expressed with respect to the laws of any other jurisdiction to the extent such laws may govern the validity, perfection, effect of perfection or non-perfection or enforcement of the security interests created by the PPSA Security Documents as a result of the application of Ontario conflict of laws rules, including, without limitation, the provisions of the PPSA. In addition, we express no opinion as to whether Ontario law governs the validity, perfection, effect of perfection or non-perfection or enforcement of such security interests.

          Based and relying upon and subject to the foregoing, we are of the opinion that:

1. The Borrower is incorporated and existing under the Business Corporations Act (Ontario).

2. The Borrower has all necessary corporate power and authority to carry on its business as presently conducted, to own or lease its existing property and assets, to execute and deliver each of the Documents and to perform its obligations under the Documents.

                                    XIIIA-8

3. The execution and delivery of each of the Documents by the Borrower and the performance of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Borrower.

4. The execution and delivery of the Documents by each of the Loan Parties and the performance by each of the Loan Parties of its obligations thereunder do not contravene, result in a breach of or constitute a default under (i) the articles or by-laws of the Borrower, (ii) the USA, (iii) any resolution of the directors (or any committee of directors) or shareholders of the Borrower, (iv) any Material Contract to which the Borrower is a party listed on Schedule 5.01(t) to the Credit Agreement, or (v) any Applicable Laws.

5. To the extent only that delivery of the Credit Agreement by the Guarantors is a matter of Ontario law, the Credit Agreement has been duly delivered by each of the Guarantors.

6. Each Ontario Document has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower by the Administrative Agent and (to the extent applicable) the Lender Parties, in accordance with its respective terms .

7. Each of the Ontario Documents to which any of the Guarantors is a party constitutes a legal, valid and binding obligation of such Guarantor, enforceable by the Administrative Agent and the Lender Parties against such Guarantor in accordance with its terms.

8. Each PPSA Security Document creates in favour of the Administrative Agent for itself and on behalf of the Lender Parties, a security interest under the PPSA in all right, title and interest of the Borrower in and to the collateral referred to therein to which the PPSA is applicable to secure payment and performance of the obligations referred to therein.

9. The security interest created under each PPSA Security Document in the right, title and interest of the Borrower in and to the collateral referred to therein has, to the extent capable of perfection by registration under the PPSA, been duly perfected, and no further registration, recording or filing in any office of public record maintained under the laws of the Province of Ontario is required at this time to perfect such security interest under the PPSA.

10. The authorized capital of the Borrower consists of an unlimited number of Class A common shares and an unlimited number of Class B non-voting shares, of which 100,000 Class A common shares and no Class B non-voting shares have been issued and are outstanding as fully paid and non-assessable. The said 100,000 issued and outstanding Class

                                    XIIIA-9

     A common shares of the Borrower are registered in the books of the Borrower in the name of Panolam International.

11. All consents, approvals or authorizations required under the articles or by- laws of the Borrower or Applicable Laws and all necessary action by the Borrower or its shareholders or directors has been obtained or taken to authorize the transfer on the share register of the Borrower of all of the Pledged Shares to the Administrative Agent or its nominee, or of up to 65% of the Pledged Shares to the US Administrative Agent or its nominee, and a subsequent transfer on the share register of the Borrower by the Administrative Agent or its nominee, or (as to up to 65% of the Pledged Shares) by the US Administrative Agent or its nominee, to any other party the Administrative Agent or the US Administrative Agent may determine in connection with any sale or other proceedings in respect of the Pledged Shares pursuant to the US Security Agreement.

12. Other than filings required to preserve or perfect the security interests granted under the Ontario Documents (as to which we refer to our opinion in paragraph 9 above), no authorization, consent, approval, or licence of, or other action by, or filing with, any Ontario or Canadian federal government or regulatory authority or agency is required to be obtained by the Borrower at this time in connection with the execution and delivery by the Borrower of the Documents and the performance of its obligations thereunder.

13. Assuming that the Administrative Agent has given value to Panolam International in respect of the Pledged Shares pursuant to the US Security Agreement and the Administrative Agent is acting in good faith (as such term is defined in the Business Corporations Act (Ontario)) and has no notice of any adverse claim (as defined in the Business Corporations Act (Ontario)) affecting the Pledged Shares, upon delivery to the Administrative Agent by Panolam International of share certificates evidencing the Pledged Shares bearing the applicable Endorsement, the Administrative Agent will acquire a security interest in the Pledged Shares free from any adverse claim. To the extent that the Endorsement of the Pledged Shares is governed by Ontario law, such Endorsement has been duly made.

14. Assuming that the US Administrative Agent has given value to Panolam International in respect of the Borrower Note pursuant to the US Security Agreement and the US Administrative Agent is acting in good faith (as such term is defined in the Business Corporations Act (Ontario)) and has no notice of any adverse claim (as defined in the Business Corporations Act (Ontario)) affecting the Borrower Note, upon delivery to the US Administrative Agent by Panolam International of a security certificate evidencing the Borrower Note bearing the applicable Endorsement, the US Administrative Agent will acquire a security interest in the Borrower Note free from any adverse claim. To the extent

                                    XIIIA-10
     that the Endorsement of the Borrower Note is governed by Ontario law, such Endorsement has been duly made.

15. The form of the share certificates representing the Pledged Shares complies with the provisions of the Business Corporations Act (Ontario).

16. Under the Income Tax Act (Canada), the Borrower is not required to deduct or withhold tax from interest paid or credited by the Borrower to any non-resident Lender with whom the Borrower is dealing at arm's length within the meaning of such Act on the principal of Term B Loans, whether or not evidenced by Term B Notes, under the Credit Agreement.

17. In any proceeding brought by the US Administrative Agent or the Administrative Agent (or Panolam International, in the case of the Borrower
     Note) before a court of competent jurisdiction in the Province of Ontario for the enforcement of any of the US Documents that is expressed to be governed by the laws of the State of New York, the laws of the State of New York would, to the extent specifically pleaded and proven as a fact by expert evidence, be applied by such court, in accordance with the parties' choice of the laws of the State of New York as the governing law of such US Document, to all issues which under the conflict of laws rules of the Province of Ontario are to be determined in accordance with the proper or governing law of a contract, except that in any such proceeding such court:

     (i) will apply those laws of the Province of Ontario which such court would characterize as procedural and will not apply those laws of the State of New York which such court would characterize as procedural;

     (ii) will not apply those laws of the State of New York which such court would characterize as revenue, expropriatory, penal or similar laws; and

     (iii) will not apply those laws of the State of New York the application of which would be inconsistent with public policy, as such term is interpreted under the law of the Province of Ontario.

18. The courts of the Province of Ontario would give a judgment in Canadian dollars based upon a final and conclusive in personam judgment for a sum certain obtained in a New York court by the US Administrative Agent or the Administrative Agent against a Guarantor with respect to a claim pursuant to any of the US Documents that contains an express submission by such Guarantor in such US Document to the jurisdiction of the courts of New York, in accordance with such submission, without reconsideration of the merits, if:


                                    XIIIA-11

     (a)  such judgment was'

          (i) not obtained by fraud or in any manner contrary to the principles of natural justice;

          (ii) not for a claim in respect of any laws of the State of New York or of any other jurisdiction other than the Province of Ontario which a court of the Province of Ontario would characterize as revenue, expropriatory, penal or similar laws;

          (iii) not contrary to public policy, as such term is interpreted under the laws of the Province of Ontario, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to therein; and (iv) not impeachable as void or voidable under New York law;

     (b) there has been compliance with the Limitations Act (Ontario), which has the effect that any action to enforce a foreign judgment must be commenced within six years of the date of the foreign judgment; and

     (c) no new admissible evidence relevant to the action is discovered prior to the rendering of judgment by an Ontario court.
                          ____________________________

          We have conducted or caused to be conducted the searches against the Borrower and its assets under the statutes and at the offices of public record set out in Schedule A annexed to this opinion letter. No registrations or entries were discovered as a result of such searches that gave notice of any lien against, encumbrance on or security interest in the assets of the Borrower under its present name except as set out in Schedule A.

          In addition to the foregoing opinions, we wish to draw to your attention the fact that a security interest perfected by registration under the PPSA will remain effective only for the registration period specified (or deemed to be specified) in a financing statement filed in respect thereof under the PPSA. The registration period of a security interest may be extended by successive registrations under the PPSA of an appropriate form of financing change statement, in each case, effected prior to the expiry of a then current registration. In addition, the PPSA requires (subject to certain exceptions) that if there is a change in the name of the debtor (as defined in the PPSA) or a

                                    XIIIA-12
transfer of the debtor's interest in the collateral subject to a security interest, timely registration must be effected of a financing change statement in prescribed form. Failure to comply with any of the foregoing requirements will result in a security interest becoming unperfected under the PPSA.

          The opinions and advice expressed herein are provided solely for the benefit of the addressees in connection with the Loan Documents and may not be used, relied upon or referred to by the addressees for any other purpose or by any other person for any purpose whatsoever, in each case, without our prior written consent; provided any permitted assignee or participant of the rights of the Lenders under the Credit Agreement and any future agent of the Lenders pursuant to the Credit Agreement and Donaldson, Lufkin & Jenrette Securities Corporation and Credit Suisse First Boston Corporation, as the initial purchasers of certain 11 1/2% Series A Senior Subordinated Notes due 2009 of Panolam International, may rely upon such opinions and advice as if this letter were addressed to them.

                                      Yours very truly,

                                    XIIIA-13

                                  CERTIFICATE

TO:  DAVIES, WARD & BECK

          Reference is made to the credit agreement dated as of February 18, 1999 between Panolam Industries Ltd. (the "Corporation"), the other Loan Parties signatory thereto, the Initial Lenders named therein, Credit Suisse First Boston Canada, as Initial Lender and as Administrative Agent, and Royal Bank of Canada, as Initial Lender and as Documentation Agent (the "Credit Agreement"). The capitalized terms used in paragraphs 7, 8 and 9 below and not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

          The undersigned, being the Secretary of the Corporation, hereby certifies for and on behalf of the Corporation and not in her personal capacity that'

1. The undersigned has reviewed such books and records of the Corporation and other documents and has made such inquiries and investigations as the undersigned considered necessary or advisable for the purpose of verifying the matters set out below.

2. The minute books and corporate records of the Corporation in the possession of Davies, Ward & Beck are the original minute books and corporate records of the Corporation and contain all articles and by-laws of the Corporation and all resolutions and minutes of all meetings or other proceedings of the shareholders and directors (or any committee thereof) of the Corporation to the date hereof. Such minute books and corporate records are true and complete in all respects.

3. The Corporation has not taken any steps to terminate its existence, to amalgamate, to continue into any other jurisdiction or to change its corporate existence in any way.

4. The Corporation is not insolvent and no acts or proceedings have been taken by or against the Corporation in connection with, the Corporation has not received any notice in respect of and the Corporation is not in the course of, liquidation, winding-up, dissolution, bankruptcy or reorganization.

5. The Corporation has not received any notice or other communication from any governmental authority or other person indicating that there exists any situation which, unless remedied, could result in the termination of the existence of the Corporation.

6. The Corporation is subject to a declaration dated February 11, 1999 made by Panolam International, in its capacity as the beneficial owner of all the issued shares of the Corporation, which declaration is a unanimous shareholder agreement within the meaning of subsection 108(3) of the Business Corporations Act (Ontario).

                                    XIIIA-14

     7. No director or officer of the Corporation is a director or officer of, or has a material interest in, any party to any of the Loan Documents other than the Loan Parties.

     8. The only motor vehicles owned or leased by the Corporation are those identified by vehicle identification numbers in the financing statement filed by or on behalf of the Administrative Agent to perfect the security interests of the Administrative Agent and the Lenders under reference file no. 847650699 with registration no. 990113 1721 1590 8915, as amended by financing change statement with registration no. 9900122 1452 1590 9085 and as further amended by financing change statement with registration no. 990127 1734 1590 9174.

     9. The Events of Default set out in Sections 7.01(1), (m) and (n) of the Credit Agreement were agreed upon as a result of arm's length negotiations and bargaining between the Corporation and the Administrative Agent, each of whom was represented by counsel, and each is an event which would have a material adverse effect on the creditworthiness of Panolam International and its Subsidiaries.

          The undersigned acknowledges that this certificate is to be relied upon by you for purposes of the opinion to be given by you today pursuant to the Credit Agreement.

     DATED the  day of February, 1999.


                                                By ____________________________
                                                   Sara M. Foster,
                                                   Secretary

                                    XIIIA-15

                                                              SPEAR STREET TOWER
TELEPHONE: (415) 442-0900                                             ONE MARKET
FACSIMILE: (415) 442-1010                                          SAN FRANCISCO
                                                                CALIFORNIA 94105
                                                                 www.brobeck.com


                               February 18, 1999

DLJ Capital Funding, Inc., as an Initial Lender and as Syndication Agent Credit Suisse First Boston, as an Initial Lender and as Administrative Agent Royal Bank of Canada, as an Initial Lender and as Documentation Agent
Each of the Initial Lenders party to the Credit Agreement referred to below

Credit Suisse First Boston Canada, as an Initial Lender and as Administrative
    Agent
Royal Bank of Canada, as an Initial Lender and Documentation Agent
Each of the Initial Lenders party to the Canadian Credit Agreement referred to below

          Re:  Panolam Industries International, Inc.

Ladies and Gentlemen:

          This opinion letter is furnished to you pursuant to Section 4.01(k)(xxv)of the Credit Agreement, dated as of February 18, 1999 (the "Credit Agreement"), among Panolam Industries International, Inc., a Delaware corporation, as borrower (the "Borrower"), the financial institutions party thereto (the "Lenders"), DLJ Capital Funding, Inc., as a Lender and as syndication agent (the "Syndication Agent"), Royal Bank of Canada, as Initial Lender and documentation agent, and Credit Suisse First Boston, as a Lender and as administrative agent (the "Administrative Agent," and together with the Syndication Agent, the "Agents"). We have acted as counsel for the Borrower, Panolam Industries Holdings, Inc., a Delaware corporation ("Holdings"), Panolam Group, Inc., a Delaware corporation ("Group"), PII Second, Inc., a Delaware corporation ("PII Second"), Panolam Industries, Inc., a Delaware corporation ("Panolam US"), and Pioneer Plastics Corporation, a Delaware corporation ("Pioneer" and together with the Borrower, Holdings, Group, PII Second, and Panolam US, the "Credit Parties") in connection with the Credit Agreement. Unless otherwise defined herein, terms used herein shall have the meanings assigned to them in the Credit Agreement.

          In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates, including certificates of public officials, and other instruments as we have deemed necessary or advisable for purposes of this opinion letter. In addition, we have examined the following documents (the items referred to in subclauses (i) through (vi) below herein referred to as the "Credit Party Agreements," the items referred to in subclauses (i) through
(viii) below

                                    XIIIA-16

                                                               February 18, 1999
                                                                          Page 2

herein referred to as the "Credit Documents," the items referred to in subclauses (vii) and (viii) below herein referred to as the "Financing Statements," and the item referred to in subclause (xiii) below herein referred to as the "Pioneer Acquisition Agreement"):

          (i) an executed copy of the Credit Agreement and the Notes executed in connection therewith;

          (ii)   an executed copy of the Guaranty;

          (iii)  an executed copy of the Security Agreement;

          (iv) US Guaranty among the Canadian Administrative Agent, Holdings, Group, PII Second, Borrower, Panolam US and Pioneer;

          (v)    an executed copy of the Intercreditor Agreement;

          (vi)   an executed copy of each of the Mortgages;

          (vii) the financing statements, on Form UCC-1, each executed by a Credit Party as debtor, naming the Administrative Agent as secured party, to be filed in the Office of the Secretary of State of the State of California and the Office of the Secretary of State of Connecticut (the "Filing Offices"), attached hereto as Annex A;
          -------

          (viii) the financing statements, on Form UCC-1, each executed by a Credit Party as debtor, naming the Canadian Administrative Agent as secured party, to be filed in the Filing Offices, attached hereto as Annex B;
                                                             -------

          (ix)   the stock certificates (the "Pledged Shares") set forth on
Annex C;
-------

          (x)    the Intercompany Note (the "Pledged Debt") set forth on Annex
                                                                         -----
D;
-
          (xi) an executed copy of the certificate of the secretary of each Credit Party, dated February 18, 1999, certifying, among other things: (A) a tree copy of the resolutions of the Board of Directors of each Credit Party authorizing, among other things, the execution, delivery and performance of the Credit Documents and Canadian Loan Documents to which it is a party, and (B) the incumbency, authority and tree signatures of the officers of each Credit Party authorized to sign the Credit Documents and Canadian Loan Documents to which such Credit Party is a party and any other documents and certificates delivered in connection therewith;

          (xii) an executed copy of the certificate (each an "Officers' Certificate") of the secretary and president of each Credit Party, dated February 18, 1999, copies of which are attached hereto as Annex E;
                                                          -------

                                    XIIIA-17

                                                               February 18, 1999
                                                                          Page 3

          (xiii) the Stock Purchase Agreement, dated as of July 17, 1998, between Panolam Industries, Inc. and Rugby U.S.A., Inc., as amended by Amendment No. 1, dated as of September 16, 1998, Amendment No. 2, dated as of October 16, 1998 and Amendment No. 3, dated as of November 30, 1998;

          (xiv) an executed copy of the Panolam Industries Ltd. Credit Agreement, dated as of February 16, 1999, among Panolam Industries Ltd. and the other parties thereto (the "Canadian Credit Agreement"); and

          (xv) such other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

          For the purposes of this opinion, the term "Canadian Loan Documents" means the "Loan Documents" as defined in the Canadian Credit Agreement.

          We have also examined photostatic or facsimile copies of the agreements identified in Exhibit B to each of the Officers' Certificates (the
                         ---------
"Material Agreements"). In our examination and review we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions hereinafter expressed which we did not independently establish or verify, we have relied without investigation upon certificates, statements and representations of representatives of each Credit Party. Regarding documents executed by parties other than the Credit Parties, we have assumed (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each such party, and (iii) that such documents constitute the legal, valid, binding and enforceable obligations of each such party.

          With respect to our opinion in paragraph 1 (a) below, we are relying solely on our review and examination of the certificates received from the Secretary of State of the State of Delaware without further investigation of the corporate records of any Credit Party.

          With respect to our opinion in paragraph 2 below, we are relying solely on the representations of such Credit Party set forth in the Officers' Certificate and the good standing certificates issued by the states specified in Annex F hereto, without further investigation as to the criteria for
-------
qualification or any related legal issues with respect to those states or any other jurisdictions.

          Based upon and subject to the foregoing, and subject to the further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

                                    XIIIA-18

                                                               February 18, 1999
                                                                          Page 4

          1. Each Credit Party (a) is a corporation, validly existing and in good standing under the laws of the State of Delaware and Co) has the corporate power and authority to own its properties and to carry on its business as, to our knowledge, it is now conducted.

          2. Each Credit Party is duly qualified and in good standing as a foreign corporation under the laws of the states listed on Annex F attached
                                                           -------
hereto.

          3. Each Credit Party has the corporate power and corporate authority to enter into and perform the Credit Documents and Canadian Loan Documents to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents and such Canadian Loan Documents.

          4. No consents, approvals or authorizations of, or notices to or filings with, any governmental authority or agency under the Delaware General Corporation Law, the laws of the State of New York or the laws of the United States are required or necessary on the part of any Credit Party in connection with the execution, delivery and performance by such Credit Party of the Credit Documents and Canadian Loan Documents to which it is a party, except for such filings as are necessary in connection with the security interests in the Collateral granted by such Credit Party to the Administrative Agent and the Canadian Administrative Agent (as to which we express no opinion in this paragraph 4).

          5. Each of the Credit Documents and Canadian Loan Documents has been duly executed and delivered by each Credit Party that is a party thereto. Each of the Credit Party Agreements is a legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with its respective terms.

          6. Neither the execution, delivery nor performance by each Credit Party of the Credit Documents and Canadian Loan Documents to which it is a party will (i) violate or be in conflict with any provision of the certificate of incorporation or bylaws of such Credit Party, (ii) violate or be in conflict with any federal or New York law having applicability to such Credit Party,
(iii) to our knowledge, violate or contravene any judgment, decree, injunction or order of any federal or New York court, or any arbitrator or governmental agency or authority, having jurisdiction over such Credit Party or its properties or by which such Credit Party may be bound, or (iv) constitute a material breach of, or result in a material default under or the creation of any Lien pursuant to, any term or provision of the Material Agreements.

          7. We have no knowledge of any pending litigation or other proceedings against any Credit Party or the properties of any Credit Party before any court, arbitrator or governmental agency or authority that challenge the legality, validity or enforceability of the Credit Documents and the Canadian Loan Documents, or any of the transactions contemplated by the Pioneer Acquisition Agreement.

                                    XIIIA-19

                                                               February 18, 1999
                                                                          Page 5

          8. The Security Agreement creates in favor of the Administrative Agent and the Canadian Administrative Agent, each as a secured party, as security for the obligations of each Credit Party purported to be secured in the Security Agreement, a security interest in the Collateral described therein to which Article 9 of the New York Uniform Commercial Code ("NYUCC") is applicable (the "UCC Collateral").

          9. (a) The Financing Statements are in appropriate form for filing in the respective Filing Offices, and upon the filing of the Financing Statements with the respective Filing Offices, the Administrative Agent and the Canadian Administrative Agent, each as a secured party, will have a perfected security interest in that portion of the UCC Collateral in which a security interest may be perfected by the filing of financing statements under the Uniform Commercial Code as in effect on the date hereof in the State of California and the State of Connecticut, respectively (the "Relevant UCC"), with respect to Financing Statements filed in such states.

              (b) At the request of the Administrative Agent under the Canadian Credit Agreement, we have reviewed the financing statements on Form UCC-1, naming the Canadian Administrative Agent as secured party and purporting to be executed by certain obligors under the Security Agreement (as defined in the Canadian Credit Agreement, the "Canadian Security Agreement"), to be filed in the Office of the Secretary of State of the State of Connecticut, attached hereto as Annex G (the "Canadian UCCs"). The Canadian UCCs are in appropriate form for filing with the Secretary of State of Connecticut, and upon the filing of the Canadian UCCs therewith, the Canadian Administrative Agent will have a perfected security interest in that portion of the collateral covered by the Canadian Security Agreement that constitutes "accounts" and "general intangibles" as defined in the Connecticut UCC and which can be perfected by the filing of the Canadian UCCs with the Secretary of State of Connecticut. We express no opinion regarding the validity or enforceability of the Canadian Security Agreement, nor with regard to the creation of any security interest thereunder or the law purportedly governing the creation, perfection and priority of any lien purported to be created thereby. For the purposes of our assumptions, limitations and exceptions that follow at the close of this opinion letter, please review these as if the collateral covered by the Canadian Security Agreement were "Collateral" and as if the Canadian UCCs were governed by the "Relevant UCC."

          10. The provisions of the Security Agreement create in favor of the Administrative Agent and the Canadian Administrative Agent, as a secured party, a security interest in the Pledged Shares and the Pledged Debt to the extent provided for in the Security Agreement. Upon delivery to and possession by the Administrative Agent of the certificates representing the Pledged Shares and the Pledged Debt in New York, the Administrative Agent will have a perfected, first priority security interest in the Pledged Shares and Pledged Debt, as security for the obligations of each Credit Party to the Administrative Agent and Lenders purported to be secured in the Security Agreement.

                                    XIIIA-20

                                                               February 18, 1999
                                                                          Page 6

          11.  To the extent that the Lanham Act, 15 U.S.C. (S)(S) 1051 et seq.,
                                                                        -- ---
is interpreted to require recordation with the United States Patent and Trademark Office (the "PTO") in order to perfect the security interest of the Administrative Agent and the Canadian Administrative Agent in Collateral consisting of federally registered trademarks described in the schedules to the Security Agreement (the "Trademark Collateral"), and each Credit Party has duly registered such Trademark Collateral with the PTO, then the recordation of the Security Agreement in accordance with recording requirements of the PTO (together with the filings referred to in paragraph 9 above) is sufficient for such purpose of perfection with respect to such Trademark Collateral.

          12. The Loans and other extensions of credit under the Credit Agreement and any extensions of credit under the Canadian Loan Documents do not violate the provisions of Regulations U, T or X of the Board of Governors of the Federal Reserve System.

          13. No Credit Party is (i) an "investment company," as such term is defined in the Investment Company Act of 1940, as amended, or (i) a "holding company," a "subsidiary company" of a holding company, or an "affiliate" of a holding company, as such terms are defined in the Public Utility Holding Act of 1935, as amended.

          14. The "Closing" under the Pioneer Acquisition Agreement has occurred.

15. The authorized capital stock of Holdings consists of 150,000 shares of class A common stock, par value $0.01 per share, and 150,000 shares of class B common stock, par value $0.01 per share. As of the date hereof, there are 110,814 shares of class A common stock and no shares of class B stock of Holdings issued and outstanding. The authorized capital stock of Group consists of 1,000 shares of common stock, par value $0.01 per share. As of the date hereof, there are 1,000 shares of common stock of Group issued and outstanding. The authorized capital stock of PII Second consists of 200 shares of common stock, par value $0.01 per share. As of the date hereof, there are 200 shares of common stock of PII Second issued and outstanding. The authorized capital stock of the Borrower consists of 200 shares of common stock, par value $0.01 per share. As of the date hereof, there are 200 shares of common stock of the Borrower issued and outstanding. The authorized capital stock of Panolam US consists of 1,000 shares of common stock, par value $0.01 per share. As of the date hereof, there are 1,000 shares of common stock of Panolam US issued and outstanding. Except as set forth in Schedule 5.01 Co) to the Credit Agreement,
(i) to our knowledge, there are no outstanding securities of any Credit Party convertible into, or evidencing the right to purchase or subscribe for, any shares of capital stock of any Credit Party; (ii) to our knowledge, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Credit Party to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such capital stock; and (iii) there are no restrictions upon voting or transfer of shares of

                                    XIIIA-21

                                                               February 18, 1999
                                                                          Page 7

capital stock of any Credit Party pursuant to any certificate of incorporation or bylaws, or to our knowledge, any agreements or instruments of such Credit Party.

          16. Except as set forth on Schedule I to the Security Agreement, Holdings or a wholly-owned Subsidiary of Holdings owns of record in the aggregate 100% of the capital stock of each Subsidiary of Holdings. All such capital stock has been duly authorized and validly issued and is fully paid and nonassessable.

          17. The Obligations (as defined in the Credit Agreement and Canadian Credit Agreement) of the Credit Parties under the Credit Agreement and the Canadian Credit Agreement, and the payment obligations of the Credit Parties under the Guaranty and US Guaranty, constitute "Senior Debt" within the definition of that term contained in the Subordinated Note Indenture.

          Whenever a statement herein is qualified by the expressions "known to us," "to our knowledge," "we are not aware" or a similar phrase or expression with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the records, documents, instruments and certificates described above and the current actual knowledge of the attorneys in this Finn who have devoted substantive attention to the transactions contemplated by the Credit Documents (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion letter. Without limiting the generality of the foregoing, in rendering the opinion set forth in paragraph 6 above, we have not verified or otherwise reviewed the compliance by any Credit Party with any financial covenants or other financial tests contained in the Material Agreements.

          This opinion letter is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, applicable federal laws of the United States and, with respect to our opinion in paragraph 9, Division 9 of the California Uniform Commercial Code and, subject to the succeeding sentence,
Article 9 of the Connecticut Uniform Commercial Code (as defined below), and we express no opinion herein with respect to the effect or applicability of the laws of other jurisdictions. With your permission, we have based our opinions set forth in paragraph 9 above with respect to the Financing Statements to be filed with the Office of the Secretary of State of Connecticut, solely upon our review of Article 9 (as enumerated under the Connecticut UCC) of the Uniform Commercial Code as in effect on the date hereof in the State of Connecticut as set forth in the CCH Secured Transactions Guide, which is referred to herein as
                 ------------------------------
the "Connecticut UCC." We have assumed that the provisions of the Connecticut UCC are in effect on the date hereof in the State of Connecticut and have not been modified in any respect by any other statute, regulation or decision with respect to the laws of the State of Connecticut; and we call to your attention that we are not licensed to practice in the State of Connecticut, nor do we profess expertise with respect to the laws thereof. Our opinion in the second sentence of paragraph 5 is expressed only under New York law.

                                    XIIIA-22

                                                               February 18, 1999
                                                                          Page 8

          Our opinions in paragraph 4 above and in clause (ii) of paragraph 6 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Credit Documents and do not extend to licenses, permits and approvals necessary for the conduct of any Credit Party's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any pension, employee benefit or tax laws, any land use, environmental or similar law, any state or federal antitrust law, state or federal securities laws, or any local law. Further, we express no opinion as to compliance or noncompliance by the Agents or any Lender with any federal, state or other law (i) requiting the Agents or any Lender to be licensed as a bank, finance company or other type of financial institution, (ii) pertaining to matters regulating the assets held by the Agents or any Lender on the basis of portfolio requirements or the Lender's capitalization, such as loan limits and capital adequacy requirements, and (iii) otherwise applicable to the Agents or any Lender and relating to its legal or regulatory status or the nature of its business (other than Regulations T, U and X of the Board of Governors of the Federal Reserve Board).

          The opinions set forth above are subject to the following qualifications, assumptions, limitations and exceptions:

               (a) The enforceability of each Credit Party's obligations under the Credit Party Agreements may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; and (ii) general equitable principles (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith, and fair dealing.

               (b) We express no opinion as to provisions of the Credit Party Agreements purporting to establish an evidentiary standard or to authorize conclusive determinations by the Agents, any Lender or any other Person or allowing the Agents, any Lender or any other Person to make determinations in its sole discretion.

               (c) We call to your attention that under the NYUCC and Relevant UCC events occurring subsequent to the date hereof may affect any security interest subject thereto. Without limiting the generality of the foregoing, additional filings with respect to the Collateral may be necessary to continue perfection of all or certain of the Collateral if a Credit Party changes its name so as to cause the Financing Statements to become seriously misleading (or the Financing Statements otherwise become seriously misleading), if any item of Collateral located in the State of California or the State of Connecticut is removed from that state or if a Credit Party changes the jurisdiction in which its chief executive office is located to a jurisdiction other than the State of Connecticut.

                                    XIIIA-23

                                                               February 18, 1999
                                                                          Page 9

               (d) To the extent that any of the Collateral consists of or constitutes "proceeds" as such term is defined in (S) 9-306 of the NYUCC or the Relevant UCC, the security interest therein is limited and conditioned as set forth in such section.

               (e) We wish to advise you that the effectiveness of the Financing Statements will lapse five years from the date they are filed unless continuation statements are filed within six months prior to the expiration of that five year period.

               (f) The opinions expressed in paragraphs 8 through 10 above are limited to the Collateral specifically described therein which is governed by relevant provisions as currently in effect of Articles 8 and 9 of the NYUCC or the Relevant UCC. Further, except to the extent expressly stated in paragraphs 8 through 11 of this opinion letter, the opinions given above as to the perfection of the security interests apply only to Collateral with respect to which security interests may be perfected by the filing of financing statements. We have assumed that the Financing Statements will be duly accepted for filing.

               (g) We also express no opinion as to the title of any Credit Party to any Collateral, the description or classification of the Collateral or, except as expressly stated in this opinion letter, regarding the creation, attachment, perfection or priority of any security interests in any Collateral.

               (h) We have assumed for purposes of the opinions in paragraphs 8 through 11 that each Credit Party has "rights" in the Collateral within the meaning of Section 9-203 of the NYUCC, that, subject to our opinions in paragraph 6(iv), all required consents of third parties to the grant of security interests in the Collateral have been obtained, that the Agent and the Lenders have given "value" within the meaning of Section 9-203 of the NYUCC, that the Pledged Shares and the Pledged Debt will be "located" in New York for purposes of Section 9-103(6) of the NYUCC, and that the Administrative Agent as secured party will acquire its interest in the Pledged Shares and the Pledged Debt in good faith and without notice or knowledge of any adverse claims.

               (i) Our opinions in paragraph 10 above are also subject to the qualification that we express no opinions as to the priority of the security interests in the Pledged Shares and the Pledged Debt as against any lien creditor (as defined in Section 9-301 (3) of the NYUCC) to the extent set forth in Section 9-301(4) of the NYUCC.

               (j) Our opinion in paragraph 11 is limited to the Collateral specifically identified in Schedule III to the Security Agreement as federally registered trademarks and in connection with such opinion we assume that the Administrative Agent and the Canadian Administrative Agent will comply with all applicable recording requirements of the PTO and the statutes and regulations related thereto.

                                    XIIIA-24

                                                               February 18, 1999
                                                                         Page 10



               (k) We express no opinion (i) with respect to any UCC Collateral of a type described in Section 9-401(1)(a) or 9-401(1)(a) or (b) of the Connecticut UCC or California Uniform Commercial Code, respectively, or represented by any certificate of title and (ii) regarding the accuracy of the descriptions or locations of the Collateral or any real property in the Financing Statements and the Security Agreement.

               (l) The enforceability of certain remedial and other provisions of the Credit Party Agreements, including, without limitation, certain of the waivers therein, may be limited by applicable state and federal laws (including judicial decisions), but such laws do not, in our opinion, render the Credit Party Agreements, taken as a whole, invalid or unenforceable, and each Credit Party Agreement, taken as a whole, contains adequate provisions for the practical realization by the Administrative Agent and the Canadian Administrative Agent of the material rights and benefits afforded thereby.

               (m)  We also express no opinion as to:

                    (1) the enforceability of provisions of the Credit Party Agreements pursuant to which any Credit Party which is a party thereto agrees to make payments without set-off, defense or counterclaim;

                    (2) the enforceability of provisions relating to indemnification, contribution or exculpation, to the extent any such provision is contrary to public policy or prohibited by federal or New York law (including, without limitation, federal and New York securities laws);

                    (3) any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation
                             --------------
          arising out of or pertaining to the Credit Documents;

                    (4) any Collateral which is an accession to, or commingled or processed with, other goods to the extent that the priority of the security interest of the Administrative Agent and the Canadian Administrative Agent are limited by Section 9-314 or 9-315 of the Relevant UCC;

                    (5) provisions contained in the Credit Party Agreements purporting to waive either illegality as a defense to the performance of contract obligations or any other defense to such performance which cannot, as a matter of law, be effectively waived;

                                    XIIIA-25

                                    BROBECK
                                   PHLEGER &
                                   HARRISON                   FEBRUARY 18, 1999
                                      LLP                               Page 11
                               ATTORNEYS AT LAW

                    (6) any provision of any Credit Party Agreement insofar as it provides that any Person purchasing a participation from either Agent, any Lender or other Person may exercise set-off or similar rights with respect to such participation or that either Agent, any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

                    (7) provisions of the Security Agreement purporting to limit the standards imposed upon the Administrative Agent and the Canadian Administrative Agent for the care of Collateral in the Administrative Agent's possession to the extent such provisions are not permissible under applicable provisions of Article 9 of the NYUCC;

                    (8) any provision of the Credit Party Agreements permitting modification thereof only by means of an agreement in writing signed by the parties thereto;

                    (9) any provision of the Credit Party Agreements requiting payment of attorneys' fees, except to the extent a court determines such fees to be reasonable; and

                    (10) the effect of the law of any jurisdiction other than the State of New York which limits the rates of interest legally chargeable or collectible.

               (n) The enforceability of any provisions of the Credit Party Agreements which are deemed to constitute a subordination of the rights of any Credit Party may be limited by exoneration and other defenses similar to those that may be asserted by a guarantor.

               (o) Provisions of the Guaranty and Security Agreement, which provide, in each case, that certain liabilities of the Credit Parties party thereto shall not be affected by amendments to or waivers of any Credit Party Agreements, may be enforceable only to the extent that such amendments or waivers are not so material as to constitute a new contract among the parties.

               (p) Our opinion expressed in Paragraph 12 above assumes that the proceeds of the Loans will be used in accordance with Section 2.11 of the Credit Agreement.

               (q) We wish to point out that any Lender, as holder of any Note, may be required to prove the outstanding amount thereof.

                                    XIIIA-26

                                    BROBECK
                                   PHLEGER &
                                   HARRISON                   FEBRUARY 18, 1999
                                      LLP                               Page 12
                               ATTORNEYS AT LAW

               (r) Except as is set forth in opinions in Paragraphs 3 through 7 above, we express no opinion regarding the Mortgages (including, without limitation, regarding the perfection or priority of any Lien purported to be created thereby), and we understand that you are receiving separate opinions from local counsel regarding matters related to the Mortgages.

          The opinions expressed herein are solely for your benefit and for the benefit of your successors and assigns pursuant to the Credit Agreement and the Canadian Credit Agreement and any permitted participant thereunder in connection with the above transactions, and such opinions may not be relied on in any manner or for any purpose by any other Person. In addition, this opinion is rendered as of the date hereof, and it shall not be deemed to have been updated to any date upon which any Person may rely. Further, we do not undertake to advise you or any other Person of matters which occur subsequent to the date hereof and which affect the opinions expressed herein.

                              Very truly yours,


                              BROBECK, PHLEGER & HARRISON LLP

                                    XIIIA-27

                                    Annex A
                                    -------

                             Financing Statements
                             --------------------

                                  XIIIA-28

                                    Annex B
                                    -------

                             Financing Statements
                             --------------------

                                  XIIIA-29

                                    BROBECK
                                   PHLEGER &
                                   HARRISON                    FEBRUARY 18, 1999
                                      LLP                                 Page 2
                               ATTORNEYS AT LAW

                                    Annex C
                                    -------

                              Stock Certificates
                              ------------------

--------------------------------------------------------------------------------------------
                                    Class                          Stock       Number
                                      of              Par       Certificate      of
Stock Issuer                        Stock            Value        Numbers      Shares
------------                  ------------------  ------------  ------------  --------
--------------------------------------------------------------------------------------------
Panolam Group, Inc.              Common Stock        $0.01            2          1,000
------------------------------------------------------------------------       -------------
PII Second, Inc.                 Common Stock        $0.01            2            200
------------------------------------------------------------------------       -------------
Panolam Industries               Common Stock        $0.01            2            200
International, Inc.
------------------------------------------------------------------------       -------------
Panolam Industries, Inc.         Common Stock        $0.01            4          1,000
------------------------------------------------------------------------       -------------
Panolam Industries Ltd.            Class A              --         CA-4         65,000
                                 Common Stock

                                   Class A              --         CA-5         35,000/1/
                                 Common Stock
------------------------------------------------------------------------       -------------
Pioneer Plastics Corporation     Common Stock        $1.00          [_]          1,000
--------------------------------------------------------------------------------------------

___________________
       /1/Borrower is not required to pledge to the Administrative Agent, it its capacity as such, the shares of Class A Common Stock represented by this certificate.

                                  XIIIA-30

                                    Annex D
                                    -------

                              Intercompany Notes
                              ------------------

-------------------------------------------------------------------------------------------------
Debt Issuer                                                                         Original
-----------
                                         Description                  Note          Principal
                                           of Debt                   Number          Amount
                              ----------------------------------  ------------  -----------------
-------------------------------------------------------------------------------------------------
Panolam Industries Ltd.             $10,594,374.90 owed to              1         $10,594,374.90
                                      Panolam Industries
                                      International, Inc.
-------------------------------------------------------------------------------------------------

                                  XIIIA-31

                                    Annex E
                                    -------

                            Officers' Certificates
                            ----------------------

                                  XIIIA-32

                                    Annex F
                                    -------

                            Foreign Qualifications
                            ----------------------

Panolam Industries Holdings, Inc.: Connecticut

Panolam Group, Inc.: Connecticut

PII Second, Inc.: California, Connecticut

Panolam Industries International, Inc.: Connecticut

Panolam Industries, Inc.: Arizona, California, Connecticut, Florida, Georgia, Oregon

Pioneer Plastics Corporation: California, Connecticut, Georgia, Indiana, Maine, Tennessee

                                  XIIIA-33

                                EXHIBIT XIII-B
                FORM OF OPINION OF BORROWER'S US LOCAL COUNSEL

                                 See attached

                                   XIIIB-1